UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code:     877-332-7806

Date of fiscal year end:     October 31

Date of reporting period:     October 31, 2009

Item 1.	Reports to Stockholders.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

ABERDEEN FUNDS EQUITY SERIES

OCTOBER 31, 2009

Aberdeen Equity Long-Short Fund

Aberdeen Health Sciences Fund

Aberdeen Natural Resources Fund

Aberdeen Small Cap Fund

Aberdeen Technology and Communications Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Equity Long-Short Fund	Page 3
Aberdeen Health Sciences Fund	Page 9
Aberdeen Natural Resources Fund	Page 13
Aberdeen Small Cap Fund	Page 17
Aberdeen Technology and Communications Fund	Page 22
Aberdeen U.S. Equity Fund	Page 26

Financial Statements	Page 31

Notes to Financial Statements	Page 52

Report of Independent Registered Public Accounting Firm	Page 62

Shareholder Expense Examples	Page 64

Other Federal Tax Information	Page 66

Supplemental Information	Page 67

Management of the Funds	Page 70

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 16, 2009

Dear Valued Shareholder:

Welcome to the 2009 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Welcome shareholders

We are pleased to announce that on June 30, 2009, Aberdeen Asset Management PLC closed the transaction with Credit Suisse AG to purchase large parts of the global investors business. At that time the Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund became part of the Aberdeen Funds family.

Looking ahead

As 2009 draws to a close, it seems reasonable, given the strength of this year’s market rallies and continued uncertainty surrounding the economic environment, to be somewhat more cautious in our outlook for 2010. Aberdeen is committed to a clear and consistent investment process that is completed by thorough research of each investment. On the following pages in the Market Review and Outlook, we outline our view on the financial marketplace.

Thanks to our strong disciplines and disciplined stock selection process, we believe we remain well placed to identify undervalued securities that will outperform in the long term.

Yours sincerely,

Gary R. Marshall

President

2009 Annual Report

Market Review

In the first four months of the reporting period (November 2008 to March 2009), the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the economy slipped into the worst recession since World War II. Credit and money markets came close to drying up in the wake of the collapse of Lehman Brothers, a once-venerable U.S. financial institution. These events caused a severe downturn in global trade, with the economies of Asia’s exporter nations the first to contract. Meanwhile, panic selling in global financial markets triggered a flight to safety. Governments around the world responded to the crisis by injecting unprecedented amounts of liquidity into the financial system via fiscal stimulus and the easing of monetary policy, thereby enabling many economies to avoid falling into a deeper recession.

Between March and October of 2009, equities staged a remarkable rebound amid signs of economic stability as well as better-than-expected corporate earnings results. The increased liquidity created momentum from by standing investors. Relief subsequently turned to optimism regarding economic recovery. The turnaround was most notable in the emerging markets with the MSCI Emerging Markets Index gaining 64.63% versus the 19.21% return of the developed-market MSCI World Index. The relatively stronger expansion was spurred considerably by the Chinese government’s $565 billion economic stimulus plan which was implemented in November 2008.

Shares of U.S. companies participated in the rally, however underperformed relative to the overall global market. The economic recovery in the U.S. was passive to materialize in comparison to many other global markets, hindered for most of the period by a reduction in consumer spending amid rising unemployment and the continual ongoing slump in the housing market. U.S. economic data began to display signs of improvement late in the period, however, as the gross domestic product (GDP) grew to 3.5% in the third quarter of 2009. Even excluding the significant contribution from the bump in automobile sales from the government’s “Cash for Clunkers” rebate program, the GDP’s advance still was nearly 2.5%. Employment is still declining, nonetheless at a slower pace. Although prices remain soft, sales of existing houses have been on an increase. Finally, corporate earnings for the third quarter of 2009 generally exceeded expectations which were driven primarily by cost reductions.

Global fixed income markets also performed well with all of the sectors within the asset class recording positive returns. The upturn began in the first quarter of 2009 after a prolonged flight to safety had resulted in yields on government bonds declining to record-low levels. As the investors’ risk appetite improved, the high-yield corporate bonds subsequently outperformed government securities. Within the U.S. both taxable and municipal bonds, as measured by the Barclays Capital U.S. Aggregate Bond and Barclays Capital Municipal Bond indices, respectively, registered sizeable gains in an environment of falling interest rates and improving credit markets.

We believe that the global economy is at a crossroads. In our view, China and other emerging markets are critical to any bullish view of global economic growth and should continue to grow over the long term. However in the short-to-medium term, these countries similar to the U.S. are either direct or indirect beneficiaries of government economic stimulus measures.

Annual Report 2009

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV) returned 1.81% for the annual period ended October 31, 2009, versus 0.28% for its benchmark, the Citigroup 3-Month T-Bill Index, and 9.80% for the broad-market Standard & Poor’s (S&P) 500 Index. For broader comparison, average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 126 funds) was 7.90% for the period.

In the first four months of the reporting period, stocks fell sharply as the financial meltdown triggered further bank bailouts and the global economy slipped into its worst recession since World War II. Between March 2009 and the end of the period, equities staged a remarkable comeback. Government stimulus measures and monetary policy easing – which resulted in short-term interest rates falling to record-low levels – enabled the U.S. economy to avoid falling into a deeper recession. Economic data began to show signs of improvement late in the period, and better-than-expected earnings results further boosted investor sentiment. Relief subsequently turned to optimism regarding economic stabilization and recovery.

Our long positions in the information technology, consumer discretionary and energy sectors bolstered performance for the annual period. The most notable individual stock contributors were semiconductor manufacturer Marvell Technology Ltd.; investment banking firm Goldman Sachs Group Inc.; and McAfee Inc., a manufacturer of Internet security software. Marvell Technology’s stock price gained ground as the company benefited from a very favorable inventory position relative to end-user demand. Shares of Goldman Sachs rose due to increases in mergers-and-acquisitions and trading activity, and the company benefited from the consolidation of the financial industry. McAfee’s strong performance was attributable to continued strong security software sales.

Fund performance was hindered by our short exposures in the financials, consumer discretionary, industrials and energy sectors. Among individual holdings, the primary detractors included short positions in industrial machinery manufacturer Caterpillar Inc, which we held as a pair trade (matching a long position with a short position in two stocks in the same sector) versus our long position in Deere & Co.; Assurant Inc., a multi-lines insurer; Zions Bancorporation, a Utah-based commercial bank; and package delivery company FedEx Corp. Caterpillar’s stock price advanced along with higher commodity prices despite weak bookings and declining profit margins. Shares of Federal Express rose due to an improvement in industrial activity and legislation that failed to force unionization for the majority of its employees. We maintain the short stances in Assurant and Zions Bancorporation, but closed the positions in Federal Express and Caterpillar during the period.

We increased the Fund’s net long position from approximately 30% to roughly 38% during the reporting period. Corporate earnings estimates began to improve in February 2009. By the third-quarter earnings reporting season, positive revisions outnumbered negative revisions three to one, a multi-year high. The portfolio’s largest net long sector positions are in information technology, consumer discretionary and energy. The exposure to the industrials sector also increased during the period, reflecting the covering of short positions and some specific investments that have significant earnings leverage to a better global economic environment. We reduced the Fund’s long positions in healthcare pending the outcome of the significant legislation debate in Washington.

The Fund’s largest long positions are Apache Corp., an oil and gas exploration and production company, and Danaher Corp., a manufacturer of medical, industrial, commercial and consumer products. Apache has one of the strongest financial profiles among energy producers, allowing it to make timely acquisitions of attractive new properties and to exploit growth opportunities when they occur. Additionally, we feel that the firm’s production growth is not fully appreciated by investors. In our view, Danaher is well-positioned to grow most of its business lines in 2010, and has the ability to make acquisitions which have historically been accretive to its business model – that is, they have increased the company’s earnings per share. The most significant short exposures include Energy Select Sector SPDR Fund, an exchange-traded fund which seeks to closely match the return and characteristics of the Select Sector SPDR-Energy Index, and design software and services company Autodesk Inc. We took the position in Energy Select SPDR Fund as a pair trade versus our long position in Apache Corp. We believe that Autodesk has a high valuation and high expectations. While an improving economy could help its core engineering clientele, we feel that the firm does not have any new software releases or product cycles to drive sales.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Citigroup 3-month Treasury Bill Index is the Fund’s actual benchmark.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The strategy used by the portfolio manager involves securities transactions, such as short-selling and leverage, which may cause the Fund to have greater risk and volatility.

A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.		5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A2	w/o SC	1.81%		3.30%	1.12%	2.85%	2.20%
	w/SC3	(4.05%	)	2.10%	0.52%
Class B2	w/o SC	1.19%		2.56%	0.58%	3.58%	2.93%
	w/SC4	(3.81%	)	2.20%	0.58%
Class C5	w/o SC	1.18%		2.56%	0.34%	3.58%	2.93%
	w/SC6	0.18%		2.56%	0.24%
Class R7,9	w/o SC	1.66%		3.03%	0.94%	3.08%	2.43%
Institutional Class[8,9]	w/o SC	2.09%		3.57%	1.26%	2.58%	1.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. Please consult the Fund’s prospectus for more detail.
2	Returns through October 31, 2001 are based on the performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the performance of the Class A and Class B shares, respectively, of the Second Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	These returns for the period through October 31, 2001 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Annual Report 2009

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Long Positions
Asset Allocation
Common Stocks	63.2%
Other assets in excess of liabilities	36.8%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	5.6%
Internet Software & Services	4.6%
Computers & Peripherals	4.2%
Specialty Retail	3.7%
Industrial Conglomerates	3.4%
Machinery	3.4%
Energy Equipment & Services	3.3%
Communications Equipment	2.8%
Hotels, Restaurants & Leisure	2.8%
Semiconductors & Semiconductor Equipment	2.8%
Other	63.4%
100.0%

Top Holdings
Apache Corp.	2.4%
Danaher Corp.	2.0%
Kellogg Co.	1.9%
JPMorgan Chase & Co.	1.9%
Target Corp.	1.9%
Hewlett-Packard Co.	1.7%
Halliburton Co.	1.6%
McAfee, Inc.	1.6%
Visa, Inc., Class A	1.5%
3M Co.	1.4%
Other	82.1%
100.0%

Short Positions
Asset Allocation
Common Stocks	17.9%
Exchange Traded Funds	6.5%
Other	75.6%
100.0%

Top Industries
Aerospace & Defense	2.3%
Oil, Gas & Consumable Fuels	2.1%
Software	1.4%
Commercial Banks	1.3%
Electronic Equipment & Instruments	1.2%
Semiconductors & Semiconductor Equipment	1.2%
Food Products	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Communications Equipment	1.0%
Pharmaceuticals	1.0%
Other	86.5%
100.0%

Top Holdings
Energy Select Sector SPDR Fund	1.4%
Autodesk, Inc.	1.4%
Semiconductor HOLDRs Trust	1.3%
Williams Cos., Inc. (The)	1.2%
Northrop Grumman Corp.	1.2%
Boeing Co. (The)	1.1%
Campbell Soup Co.	1.0%
Nike, Inc., Class B	1.0%
iShares Russell 2000 Value Index Fund	1.0%
iShares Russell 2000 Growth Index Fund	1.0%
Other	88.4%
100.0%

2009 Annual Report

Statement of Investments

October 31, 2009

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (63.2%)
Aerospace & Defense (1.2%)
Raytheon Co. (a)	75,000	$3,396,000
Airlines (0.7%)
JetBlue Airways Corp. *(a)	389,300	1,930,928
Beverages (1.0%)
PepsiCo, Inc. (a)	48,100	2,912,455
Biotechnology (1.9%)
Amgen, Inc. *(a)	50,800	2,729,484
Gilead Sciences, Inc. *(a)	68,520	2,915,526
		5,645,010
Capital Markets (1.6%)
Goldman Sachs Group, Inc. (The) (a)	19,270	3,279,176
State Street Corp. (a)	31,000	1,301,380
		4,580,556
Chemicals (1.1%)
Praxair, Inc. (a)	42,100	3,344,424
Commercial Banks (1.3%)
CapitalSource, Inc. (a)	585,000	2,082,600
Wintrust Financial Corp. (a)	64,400	1,816,724
		3,899,324
Communications Equipment (2.8%)
Cisco Systems, Inc. *(a)	128,200	2,929,370
F5 Networks, Inc. *(a)	72,400	3,250,036
QUALCOMM, Inc. (a)	50,930	2,109,011
		8,288,417
Computers & Peripherals (4.2%)
Apple, Inc. *(a)	17,060	3,215,810
Brocade Communications Systems, Inc. *(a)	313,390	2,688,886
EMC Corp. *	82,000	1,350,540
Hewlett-Packard Co. (a)	102,700	4,874,142
		12,129,378
Consumer Finance (0.6%)
Capital One Financial Corp. (a)	52,500	1,921,500
Diversified Financial Services (1.9%)
JPMorgan Chase & Co. (a)	133,850	5,590,915
Energy Equipment & Services (3.3%)
Cameron International Corp. *(a)	78,000	2,883,660
Halliburton Co. (a)	162,700	4,752,467
Schlumberger Ltd. (a)	31,200	1,940,640
		9,576,767
Food & Staples Retailing (1.2%)
CVS Caremark Corp. (a)	96,400	3,402,920
Food Products (1.9%)
Kellogg Co. (a)	109,450	5,641,053

	Shares or Principal Amount	Value
Health Care Equipment & Supplies (2.0%)
Baxter International, Inc. (a)	75,220	$4,066,393
Masimo Corp. *(a)	72,300	1,921,011
		5,987,404
Hotels, Restaurants & Leisure (2.8%)
Panera Bread Co., Class A *(a)	49,700	2,981,006
Starwood Hotels & Resorts Worldwide, Inc. (a)	111,200	3,231,472
WMS Industries, Inc. *	48,415	1,935,632
		8,148,110
Industrial Conglomerates (3.4%)
3M Co. (a)	58,000	4,267,060
Danaher Corp. (a)	84,740	5,781,810
		10,048,870
Information Technology Services (2.7%)
Alliance Data Systems Corp. *(a)	65,500	3,601,190
Visa, Inc., Class A (a)	56,920	4,312,259
		7,913,449
Internet & Catalog Retail (0.8%)
NutriSystem, Inc. (a)	107,300	2,309,096
Internet Software & Services (4.6%)
eBay, Inc. *(a)	131,100	2,919,597
Google, Inc., Class A *(a)	4,940	2,648,433
McAfee, Inc. *(a)	108,300	4,535,604
Yahoo!, Inc. *(a)	204,600	3,253,140
		13,356,774
Life Sciences Tools & Services (0.6%)
Waters Corp. *	29,000	1,665,470
Machinery (3.4%)
Cummins, Inc.	65,600	2,824,736
Deere & Co. (a)	43,100	1,963,205
Kennametal, Inc. (a)	94,063	2,216,124
Parker Hannifin Corp. (a)	54,350	2,878,376
		9,882,441
Media (0.9%)
Walt Disney Co. (The) (a)	96,400	2,638,468
Metals & Mining (1.4%)
Allegheny Technologies, Inc.	66,700	2,058,362
Freeport-McMoRan Copper & Gold, Inc., Class B *(a)	11,000	806,960
Steel Dynamics, Inc. (a)	93,900	1,257,321
		4,122,643
Multiline Retail (1.9%)
Target Corp. (a)	114,800	5,559,764
Oil, Gas & Consumable Fuels (5.6%)
Apache Corp. (a)	74,490	7,010,999
Berry Petroleum Co., Class A (a)	74,100	1,879,176
PetroHawk Energy Corp. *(a)	141,000	3,316,320

See accompanying notes to financial statements.

Annual Report 2009

Statement of Investments

October 31, 2009

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Southwestern Energy Co. *(a)	94,500	$4,118,310
		16,324,805
Road & Rail (0.8%)
Con-way, Inc. (a)	73,300	2,418,167
Semiconductors & Semiconductor Equipment (2.8%)
Marvell Technology Group Ltd. *(a)	276,300	3,790,836
Silicon Laboratories, Inc. *(a)	65,600	2,748,640
Teradyne, Inc. *(a)	187,600	1,570,212
		8,109,688
Software (1.1%)
Oracle Corp. (a)	158,900	3,352,790

	Shares or Principal Amount	Value
Specialty Retail (3.7%)
Aeropostale, Inc. *(a)	97,600	$3,662,928
Lowe’s Cos., Inc. (a)	174,400	3,413,008
Urban Outfitters, Inc. *(a)	116,500	3,655,770
		10,731,706
Total Common Stocks—Long Positions		184,829,292
Total Investments (Cost $180,908,009)(b)—63.2%		184,829,292
Other assets in excess of liabilities—36.8%		107,397,031
Net Assets—100.0%		$292,226,323

*	Non-income producing security.
(a)	All or a part of the security is held as collateral for securities sold short.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2009 Annual Report

Statement of Investments

October 31, 2009

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (17.9%)
Aerospace & Defense (2.3%)
Boeing Co. (The)	71,500	$3,417,700
Northrop Grumman Corp.	68,200	3,418,866
		6,836,566
Air Freight & Logistics (0.9%)
Expeditors International of Washington, Inc.	83,500	2,690,370
Commercial Banks (1.3%)
PNC Financial Services Group, Inc.	32,900	1,610,126
Zions Bancorp	145,500	2,060,280
		3,670,406
Commercial Services & Supplies (0.5%)
Resources Connection, Inc.*	78,700	1,359,149
Communications Equipment (1.0%)
Research In Motion Ltd.*	48,000	2,819,040
Diversified Financial Services (0.7%)
Assurant, Inc.	70,000	2,095,100
Electronic Equipment & Instruments (1.2%)
Anixter International, Inc.*	52,500	2,197,125
Badger Meter, Inc.	37,000	1,378,990
		3,576,115
Food Products (1.0%)
Campbell Soup Co.	95,400	3,028,950
Hotels, Restaurants & Leisure (0.9%)
Starbucks Corp.*	145,600	2,763,488
Household Products (0.5%)
Clorox Co. (The)	23,700	1,403,751
Machinery (0.5%)
Astec Industries, Inc.*	57,200	1,315,600
Multiline Retail (0.4%)
99 Cents Only Stores*	113,400	1,289,358

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (2.1%)
Complete Production Services, Inc.*	290,400	$2,767,512
Williams Cos., Inc. (The)	182,900	3,447,665
		6,215,177
Pharmaceuticals (1.0%)
Eli Lilly & Co.	81,400	2,768,414
Semiconductors & Semiconductor Equipment (1.2%)
First Solar, Inc.*	11,000	1,341,230
Lam Research Corp.*	64,200	2,164,824
		3,506,054
Software (1.4%)
Autodesk, Inc.*	158,600	3,953,898
Textiles, Apparel & Luxury Goods (1.0%)
Nike, Inc., Class B	47,700	2,965,986
Total Common Stocks—Short Positions		52,257,422
EXCHANGE TRADED FUNDS—SHORT POSITIONS (6.5%)
Equity Fund (6.5%)
Consumer Discretionary Select Sector SPDR Fund	100,700	2,698,760
Energy Select Sector SPDR Fund	72,200	3,996,992
iShares Russell 2000 Growth Index Fund	47,900	2,927,169
iShares Russell 2000 Value Index Fund	55,500	2,934,285
Semiconductor HOLDRs Trust	163,200	3,941,280
SPDR Trust Series 1	25,800	2,671,848
		19,170,334
Total Exchange Traded Funds—Short Positions		19,170,334
Total Securities Sold Short (Proceeds $69,378,806)(a) — 24.4%		$71,427,756

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Annual Report 2009

Aberdeen Health Sciences Fund (Unaudited)

The Aberdeen Health Sciences Fund (Class A shares at NAV) returned 7.32% for the annual period ended October 31, 2009, versus the 8.93% return of its benchmark, the Standard & Poor’s (S&P) North American Health Care Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Health/Biotechnology Funds (consisting of 112 funds) was 8.16% for the period.

The healthcare sector, as measured by the S&P North American Health Care Sector Index, registered a gain during the reporting period, but modestly underperformed the broader-market S&P 500 Index. Investors focused on other sectors amid continued deliberation of healthcare reform and evidence of economic stability. The healthcare technology subsector, which comprises less than 1% of the total market capitalization of the index, was the best performer for the annual period, benefiting primarily from a provision in the Obama administration’s economic stimulus plan requiring physicians to store patient records electronically. Conversely, shares of biotechnology companies generally registered the lowest returns as their fundamentals are less likely to be improved by an economic upturn and as investors used the stocks as sources of funds to finance other investments.

The Fund’s holdings in healthcare equipment and supplies companies and biotechnology firms provided the most positive relative returns for the period. The main contributors among individual positions were healthcare equipment and supplies manufacturers Hospira Inc and I-Flow Corp.; and Genzyme Corp., a biotechnology company. Hospira, a manufacturer of injectable drugs, gained market share and improved profit margins in its core businesses. I-Flow’s business began to expand, and the company achieved better earnings results each quarter during the annual period. In October 2009, Kimberly-Clark Co. announced its intention to acquire the company. The absence of a position in Genzyme Corp. also was a positive contributor. The company’s manufacturing capacity was hampered as the Food and Drug Administration issued multiple warnings about its manufacturing plants.

Stock selection in the pharmaceuticals and healthcare providers and services segments of the market adversely affected Fund performance. The most notable individual detractors included biotechnology firm Cephalon Inc. and two pharmaceutical companies, ViroPharma Inc. and Wyeth. Cephalon’s business was hindered by a slow transition to a new formulation of its core drugs, offsetting positive investor sentiment resulting from several new drivers of growth. We held shares of Cephalon as of the end of the reporting period. ViroPharma’s stock price fell sharply after its experimental drug Maribavir for bone marrow transplant patients failed Phase 3 Food and Drug Administration (FDA) testing. We maintain the position in the stock as we believe that the share price has drooped to a level which reflects a relatively low valuation. Shares of Wyeth rose significantly following the announcement of the proposed acquisition of the company by Pfizer Inc., during the period. Consequently, the Fund’s underweight exposure in the stock versus the S&P North American Health Care Sector Index had a negative impact on the relative performance. As of the end of the reporting period, we held the shares of Pfizer that we received following the company’s acquisition of Wyeth.

During the reporting period, the number of holdings slightly declined. We believe that the outlook for healthcare reform remains somewhat cloudy amid uncertainty about the eventual structure of the U.S. government’s proposals. Therefore, we have positioned the Fund in higher-quality companies that we believe have specific product or other competitive strengths that will enable them to continue to grow their businesses regardless of the outcome of the ongoing healthcare reform debate.

The Fund’s largest stock weightings are two large-capitalization pharmaceuticals, Johnson & Johnson and Abbott Laboratories, and Gilead Sciences Inc., a biopharmaceutical firm. Johnson & Johnson continually searches for new products and has a relatively good history of strong cash flow and returns on equity and capital. Abbott’s pharmaceutical and medical device businesses are growing faster than the general healthcare market, leading us to believe that the current valuation does not fully reflect its prospects going forward. Gilead Sciences’ HIV-treatment products dominate current treatment regimens. We believe that the company will continue to generate significant growth, which does not appear to be fairly reflected in the stock’s current valuation.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in health sciences industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

Aberdeen Health Sciences Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	7.32%	1.58%	1.87%	1.92%	1.62%
	w/SC3	1.17%	0.39%	1.19%
Class B	w/o SC	6.60%	0.92%	1.20%	2.56%	2.26%
	w/SC4	1.60%	0.60%	1.20%
Class C5,6	w/o SC	6.59%	0.93%	1.22%	2.56%	2.26%
	w/SC7	5.59%	0.93%	1.10%
Class R5,9	w/o SC	8.09%	1.64%	1.64%	2.09%	1.79%
Institutional Service Class[9]	w/o SC	7.83%	1.92%	2.16%	1.56%	1.26%
Institutional Class[8,9]	w/o SC	7.62%	1.94%	2.19%	1.56%	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for detail.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 28, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	Returns before the first offering of Class C shares (September 20, 2002) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Annual Report 2009

Aberdeen Health Sciences Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Health Sciences Fund, the S&P North American Health Care Sector Index™(S&P Health) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Health is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the healthcare sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	96.4%
Other assets in excess of liabilities	3.6%
100.0%

Top Industries
Pharmaceuticals	35.3%
Health Care Providers & Services	18.3%
Health Care Equipment & Supplies	17.9%
Biotechnology	13.9%
Life Sciences Tools & Services	7.6%
Food & Staples Retailing	3.0%
Health Care Technology	0.4%
Other	3.6%
100.0%

Top Holdings
Johnson & Johnson	6.7%
Gilead Sciences, Inc.	6.2%
Abbott Laboratories	6.0%
Baxter International, Inc.	5.2%
Schering-Plough Corp.	5.0%
Amgen, Inc.	4.9%
Bristol-Myers Squibb Co.	4.0%
Hospira, Inc.	3.5%
Aetna, Inc.	3.4%
Thermo Fisher Scientific, Inc.	3.3%
Other	51.8%
100.0%

2009 Annual Report

Statement of Investments

October 31, 2009

Aberdeen Health Sciences Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.4%)
Biotechnology (13.9%)
Amgen, Inc. *	14,700	$789,831
Biogen Idec, Inc. *	5,600	235,928
Gilead Sciences, Inc. *	23,510	1,000,351
United Therapeutics Corp. *	5,360	228,014
		2,254,124
Food & Staples Retailing (3.0%)
CVS Caremark Corp.	13,932	491,800
Health Care Equipment & Supplies (17.9%)
Baxter International, Inc.	15,528	839,444
Becton, Dickinson & Co.	2,020	138,087
Covidien PLC	9,500	400,140
Dentsply International, Inc.	10,800	355,968
Hologic, Inc. *	17,240	254,807
IDEXX Laboratories, Inc. *	4,800	245,376
Masimo Corp. *	14,150	375,965
St. Jude Medical, Inc. *	8,610	293,429
		2,903,216
Health Care Providers & Services (18.3%)
Aetna, Inc.	20,950	545,329
Hospira, Inc. *	12,700	566,928
LifePoint Hospitals, Inc. *	13,800	390,954
Medco Health Solutions, Inc. *	6,150	345,138
Quest Diagnostics, Inc.	9,280	519,030
Sun Healthcare Group, Inc. *	18,400	167,072
UnitedHealth Group, Inc.	16,880	438,036
		2,972,487
Health Care Technology (0.4%)
IRIS International, Inc. *	6,716	68,100

	Shares or Principal Amount	Value
Life Sciences Tools & Services (7.6%)
Covance, Inc. *	6,074	$313,904
Thermo Fisher Scientific, Inc. *	12,040	541,800
Waters Corp. *	6,630	380,761
		1,236,465
Pharmaceuticals (35.3%)
Abbott Laboratories	19,330	977,518
Allergan, Inc.	8,290	466,313
Bristol-Myers Squibb Co.	29,930	652,474
Johnson & Johnson	18,464	1,090,299
Novartis AG (a)	7,700	401,088
Perrigo Co.	5,700	211,983
Pfizer, Inc.	8,421	143,410
Roche Holding AG (a)	2,050	328,430
Schering-Plough Corp.	28,908	815,206
Teva Pharmaceutical Industries Ltd. ADR– IL	8,250	416,460
Viropharma, Inc. *	30,560	230,422
		5,733,603
Total Common Stocks		15,659,795
Total Investments (Cost $15,283,384)(b) — 96.4%		15,659,795

Other assets in excess of liabilities — 3.6%		590,637
Net Assets — 100.0%		$16,250,432

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
IL	Israel

See accompanying notes to financial statements.

Annual Report 2009

Aberdeen Natural Resources Fund (Unaudited)

The Aberdeen Natural Resources Fund (Class A shares at NAV) returned 19.03% for the annual period ended October 31, 2009, versus 22.75% for its benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 112 funds) was 25.91% for the period.

The natural resources sector, as measured by the S&P Natural Resources Sector Index, outperformed the broader-market MSCI World Index during the reporting period. Metals and mining stocks registered the biggest gains within the index for the year, while construction materials was the worst-performing industry.

Security selection in the oil, gas and consumable fuels subsector bolstered Fund results for the annual period. The most notable positive contributors among individual holdings included Petroleo Brasileiro SA (Petrobras), the national oil company of Brazil; Texas-based integrated oil and gas company ConocoPhillips; and Rio Tinto PLC, a global mining and exploration company. Petrobras holds vast reserves and continues to increase its production capacity, and thus far has gained access to funding for capital projects. The Fund’s underweight exposure to ConocoPhillips had a positive impact as the stock’s total return underperformed the overall natural resources sector. We exited our position in the company early in the reporting period. Rio Tinto performed well after we initiated a position in the company in an effort to take advantage of the significant share price decline after BHP Billiton Ltd. dropped its bid to acquire the company, as well the financial leverage created from its acquisition of Canadian aluminum mining company Alcan Inc. We felt that it was an opportune time to purchase the stock given its relatively inexpensive valuation and opportunity to improve its balance sheet over time.

Fund performance was hindered by stock selection in energy equipment and services, as well as the metals and mining, and containers and packaging segments of the materials sector. The primary detractors were mining company Freeport-McMoRan Copper & Gold Inc.; Monsanto Co., a provider of agricultural products for farmers; and offshore oil and gas drilling contractor Diamond Offshore Drilling Inc. Shares of Freeport-McMoRan rose significantly during the period in which we did not hold the stock as both copper and gold prices rallied sharply following a significant downturn amid declining inventories. Monsanto posted disappointing financial results as demand weakened for its Round-Up herbicide, causing both prices and demand to fall. Additionally, the company did not meet expectations for market share gains in its seeds and traits business. Diamond Offshore Drilling’s stock price rose after we sold the Fund’s shares in favor of adding to our existing position in Swiss oil and gas drilling services provider Transocean Ltd.

Throughout the crisis of the past year, we have consolidated the Fund’s positions and placed a greater focus on the strength and durability of our holdings’ business models through cycles. We tried to take advantage of several opportunities arising from the extreme volatility in the global markets during the period. Our new positions included Brazilian integrated oil and gas company Petroleo Brasileiro SA (Petrobras) and global mining and exploration company Rio Tinto PLC, for which valuations had declined, but long-term prospects, in our view, remained healthy. The portfolio’s exposure to companies based outside of North America rose over that same time frame, as we also purchased shares of Eni S.p.A, an Italian integrated oil and gas company.

The Fund’s largest holdings include oil and gas exploration and production companies: Apache Corp. and EOG Resources Inc, as well as Petrobras. Apache has one of the strongest financial profiles among energy producers, allowing it to make timely acquisitions of attractive new properties and to exploit their growth opportunities when they occur. EOG Resources is successfully transitioning from a company that historically has derived most of its business from natural gas to a more balanced model by exploiting opportunities in oil reserves. The company continues to perform well, with its capital allocation and drilling technology leading to strong returns for shareholders. While it is an integrated company with downstream operations, Petrobras is rapidly expanding its capital program, given opportunities for exploration off the coast of Brazil, which we feel should bolster the company’s reserve base and production growth in future years.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

Aberdeen Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	19.03%	15.95%	17.44%	1.65%	1.48%
	w/SC3	12.22%	14.58%	16.15%
Class B	w/o SC	18.29%	15.14%	16.58%	2.33%	2.16%
	w/SC4	13.29%	14.92%	16.49%
Class C	w/o SC	18.29%	15.15%	16.61%	2.33%	2.16%
	w/SC5	17.29%	15.15%	16.61%
Class R6	w/o SC	18.85%	15.70%	17.13%	1.85%	1.68%
Institutional Service Class[6]	w/o SC	19.45%	16.27%	17.73%	1.33%	1.16%
Institutional Class[6]	w/o SC	19.51%	16.30%	17.77%	1.33%	1.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Annual Report 2009

Aberdeen Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Natural Resources Fund, S&P North American Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	97.3%
Other assets in excess of liabilities	2.7%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	62.6%
Energy Equipment & Services	13.4%
Metals & Mining	11.8%
Machinery	3.3%
Chemicals	3.0%
Transportation Infrastructure	1.3%
Household Durables	1.0%
Containers & Packaging	0.9%
Other	2.7%
100.0%

Top Holdings
Apache Corp.	5.0%
Petroleo Brasileiro SA ADR	5.0%
EOG Resources, Inc.	4.9%
Eni SpA ADR	4.8%
Schlumberger Ltd.	4.7%
Occidental Petroleum Corp.	4.5%
XTO Energy, Inc.	4.0%
Transocean Ltd.	3.9%
Hess Corp.	3.9%
Exxon Mobil Corp.	3.2%
Other	56.1%
100.0%

2009 Annual Report

Statement of Investments

October 31, 2009

Aberdeen Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
AUSTRALIA (1.7%)
Metals & Mining (1.7%)
BHP Billiton Ltd. ADR	23,300	$1,528,014
BRAZIL (7.9%)
Metals & Mining (2.9%)
Vale SA ADR	103,600	2,640,764
Oil, Gas & Consumable Fuels (5.0%)
Petroleo Brasileiro SA ADR	99,500	4,598,890
		7,239,654
CANADA (3.9%)
Metals & Mining (2.6%)
Agnico-Eagle Mines Ltd.	19,000	1,017,070
Barrick Gold Corp.	36,800	1,322,224
		2,339,294
Transportation Infrastructure (1.3%)
Canadian National Railway Co.	25,200	1,215,648
		3,554,942
ITALY (4.8%)
Oil, Gas & Consumable Fuels (4.8%)
Eni SpA ADR	88,000	4,363,040
SWITZERLAND (3.9%)
Oil, Gas & Consumable Fuels (3.9%)
Transocean Ltd.*	43,005	3,608,550
UNITED KINGDOM (1.6%)
Metals & Mining (1.6%)
Rio Tinto PLC ADR	8,300	1,477,649
UNITED STATES (73.5%)
Chemicals (3.0%)
Monsanto Co.	41,100	2,761,098
Containers & Packaging (0.9%)
Pactiv Corp.*	33,700	778,133
Energy Equipment & Services (13.4%)
Halliburton Co.	97,200	2,839,212
National Oilwell Varco, Inc.*	38,200	1,565,818
Schlumberger Ltd.	69,500	4,322,900
TETRA Technologies, Inc.*	90,000	851,400
Tidewater, Inc.	65,660	2,736,052
		12,315,382

	Shares or Principal Amount	Value
Household Durables (1.0%)
Toll Brothers, Inc.*	54,600	$945,672
Machinery (3.3%)
Deere & Co.	32,300	1,471,265
Terex Corp.*	76,917	1,555,262
		3,026,527
Metals & Mining (3.0%)
Allegheny Technologies, Inc.	45,189	1,394,532
Harsco Corp.	43,200	1,360,368
		2,754,900
Oil, Gas & Consumable Fuels (48.9%)
Apache Corp.	49,100	4,621,292
Berry Petroleum Co., Class A	78,500	1,990,760
Cabot Oil & Gas Corp.	73,500	2,827,545
CONSOL Energy, Inc.	30,000	1,284,300
Devon Energy Corp.	44,793	2,898,555
ENSCO International, Inc.	48,700	2,229,973
EOG Resources, Inc.	55,000	4,491,300
Exxon Mobil Corp.	41,000	2,938,470
Hess Corp.	65,000	3,558,100
Occidental Petroleum Corp.	53,800	4,082,344
Peabody Energy Corp.	70,400	2,787,136
PetroHawk Energy Corp.*	90,429	2,126,890
Range Resources Corp.	48,500	2,427,425
SandRidge Energy, Inc.*	100,500	1,028,115
Whiting Petroleum Corp.*	34,209	1,929,388
XTO Energy, Inc.	87,536	3,637,996
		44,859,589
		67,441,301
Total Common Stocks		89,213,150
Total Investments (Cost $76,630,872) (a)—97.3%		89,213,150

Other assets in excess of liabilities—2.7%		2,493,759
Net Assets—100.0%		$91,706,909

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2009

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV) returned 12.02% for the annual period ended October 31, 2009, versus 6.46% for its benchmark, the Russell 2000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 754 funds) was 11.82% for the period.

After a very difficult financial market environment during the first two quarters of the annual period, small-cap stocks performed very well off the lows that they reached in March 2009, advancing significantly through the end of the reporting period. Government stimulus measures and monetary policy easing – which resulted in short-term interest rates falling to record-low levels – enabled the U.S. economy to avoid falling into a deeper recession. Economic data began to show signs of improvement late in the period, and better-than-expected earnings results further boosted investor sentiment. Relief subsequently turned to optimism regarding economic stabilization and recovery.

Stock selection in the industrials, consumer discretionary and energy sectors provided the most positive relative returns during the annual period. Among individual stock holdings, the main contributors were apparel manufacturer Phillips-Van Heusen Corp.; graphics processor and software developer NVIDIA Corp; and Omniture Inc., a provider of online business optimization software. Phillips-van Heusen’s Calvin Klein brand continues to provide structural benefits to its profit mix. NVIDIA’s share price rose as the company benefited from continued market share gains and leverage to an economic turnaround. Omniture, which remains a leader in the paid web analytics space, was acquired by application software company Adobe Systems Inc. toward the end of the annual period.

Fund performance was hampered by security selection in the healthcare, telecommunication services and materials sectors. The most notable individual stock detractors included two commercial banks, Zions Bancorporation and Bank of the Ozarks Inc; and RF Micro Devices Inc., a semiconductor manufacturer. Zions Bancorporation’s share price declined early in the annual period – along with those of many stocks in the commercial banking segment of the financials sector – amid investors’ concerns regarding the credit quality of the banks’ assets and rising loan delinquencies and defaults. We closed the Fund’s position in the stock in February 2009. While this has been a difficult environment for banks, Bank of the Ozarks has performed well from an operational standpoint and has a solid balance sheet. Therefore, we maintain the Fund’s holding in the company. RF Micro Devices was a weak performer during the period in which the Fund’s held the stock amid the poor economic environment. We exited the Fund’s position in the company and purchased shares of companies in which we had greater levels of conviction in the long term.

In conjunction with Aberdeen’s fundamental, bottom-up investment process, we consolidated our positions, placing a greater emphasis on the strength and durability of our holdings’ business models through cycles. Over the past year, we have taken advantage of extreme market volatility, adding to existing holdings and establishing new positions in high-quality companies at relatively inexpensive prices. During the period of panic in the first half of the reporting period, we focused on companies with strong balance sheets and relatively low price/earnings ratios which, in our view, would not only be able to survive, but also thrive coming out of a downturn. These companies included Solera Holdings Inc., which has a strong transactional business model that is driven by its proprietary database used in the processing of auto insurance claims. As the economy began to stabilize and credit restrictions eased, we initiated positions in some economically-sensitive companies, including Kansas City Southern, a freight railroad with unique positive long-term trends; Terex Corp., a manufacturer of equipment for use in construction, infrastructure and mining; and NutriSystem Inc., a provider of weight-loss products and nutritional services. Conversely, we exited investments in companies for which we had concerns regarding their longer-term competitive position and those which we believed had limited upside potential. Our liquidations included Lam Research Corp., a semiconductor capital equipment vendor, and staffing and workforce management company Manpower Inc. Toward the end of the reporting period, we reduced the Fund’s weighting in the healthcare sector and increased positions in the industrials and energy sectors.

The Fund’s largest stock weightings include apparel manufacturer Phillips-Van Heusen Corp.; Tellabs Inc., a provider of telecommunications networking products; and Solera Holdings Inc., a software and services provider to the auto insurance claims processing industry. As we noted previously, Phillips-Van Heusen is benefiting from its higher-margin Calvin Klein business, has a strong balance sheet, and is focused on aggressively managing inventory levels. Tellabs, while operating in a difficult environment for carrier capital expenditures, continues to work through a transition to a new product line that has higher gross profit margins and higher growth and maintains more than half its market capitalization in cash. In our view, Solera Holdings has solid market positioning, has gained market share in the U.S., and should continue to expand its profit margins. The company recently initiated payment of a dividend to shareholders, which we feel highlights its expectations for strong future cash flows. We also believe that Solera has the potential for international growth.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	12.02%	3.04%	6.09%	1.85%	1.38%
	w/SC2	5.55%	1.83%	5.47%
Class B	w/o SC	11.31%	2.36%	5.39%	2.51%	2.04%
	w/SC3	6.31%	2.12%	5.39%
Class C4,5	w/o SC	11.29%	2.34%	5.40%	2.51%	2.04%
	w/SC6	10.29%	2.34%	5.30%
Class R4,8	w/o SC	12.02%	2.91%	5.71%	2.03%	1.56%
Institutional Service Class[8]	w/o SC	12.79%	3.43%	6.37%	1.51%	1.04%
Institutional Class[7,8]	w/o SC	12.47%	3.38%	6.36%	1.51%	1.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on November 2, 1998. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and what Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class Shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

Annual Report 2009

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	99.9%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Machinery	10.7%
Commercial Banks	7.2%
Health Care Providers & Services	6.2%
Hotels, Restaurants & Leisure	5.8%
Oil, Gas & Consumable Fuels	5.3%
Insurance	5.2%
Communications Equipment	4.9%
Road & Rail	4.3%
Commercial Services & Supplies	3.0%
Internet Software & Services	2.3%
Other	45.1%
100.0%

Top Holdings
Tellabs, Inc.	2.4%
Phillips-Van Heusen Corp.	2.3%
Solera Holdings, Inc.	2.3%
Terex Corp.	2.3%
Dynamic Materials Corp.	2.2%
Wintrust Financial Corp.	2.2%
Kennametal, Inc.	2.2%
Berry Petroleum Co., Class A	2.2%
FreightCar America, Inc.	2.1%
Littelfuse, Inc.	2.1%
Other	77.7%
100.0%

2009 Annual Report

Statement of Investments

October 31, 2009

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.9%)
Auto Components (1.9%)
Drew Industries, Inc. *	183,200	$3,506,448
Biotechnology (0.5%)
United Therapeutics Corp. *	21,060	895,892
Chemicals (3.3%)
Compass Minerals International, Inc.	44,100	2,748,312
Valspar Corp. (The)	127,730	3,240,510
		5,988,822
Commercial Banks (7.2%)
Bank of the Ozarks, Inc.	95,030	2,161,932
CapitalSource, Inc.	789,159	2,809,406
TCF Financial Corp.	160,260	1,895,876
Univest Corp. of Pennsylvania	54,670	1,051,304
Western Alliance Bancorp *	301,463	1,311,364
Wintrust Financial Corp.	143,271	4,041,675
		13,271,557
Commercial Services & Supplies (3.0%)
Clean Harbors, Inc. *	32,307	1,823,730
FTI Consulting, Inc. *	34,410	1,404,272
Watson Wyatt Worldwide, Inc., Class A	53,390	2,326,737
		5,554,739
Communications Equipment (4.9%)
Harmonic, Inc. *	257,430	1,351,508
Polycom, Inc. *	147,450	3,165,751
Tellabs, Inc. *	731,053	4,400,939
		8,918,198
Computers & Peripherals (1.1%)
Synaptics, Inc. *	86,300	1,941,750
Containers & Packaging (1.7%)
Silgan Holdings, Inc.	57,741	3,103,579
Diversified Telecommunication Services (1.3%)
Shenandoah Telecommunications Co.	146,630	2,447,255
Electric Utility (0.8%)
ITC Holdings Corp.	30,660	1,361,917
Electronic Equipment & Instruments (3.4%)
Littelfuse, Inc. *	141,374	3,896,267
Rofin-Sinar Technologies, Inc. *	110,230	2,364,434
		6,260,701
Energy Equipment & Services (1.7%)
Tidewater, Inc.	75,360	3,140,251
Food Products (1.4%)
Smithfield Foods, Inc. *	189,860	2,532,732
Health Care Equipment & Supplies (0.7%)
Inverness Medical Innovations, Inc. *	35,747	1,358,744

	Shares or Principal Amount	Value
Health Care Providers & Services (6.2%)
IPC The Hospitalist Co., Inc. *	90,840	$2,752,452
LHC Group, Inc. *	132,555	3,699,610
Sun Healthcare Group, Inc. *	340,110	3,088,199
VCA Antech, Inc. *	78,920	1,879,874
		11,420,135
Hotels, Restaurants & Leisure (5.8%)
P.F. Chang’s China Bistro, Inc. *	92,920	2,712,335
Panera Bread Co., Class A *	43,900	2,633,122
Penn National Gaming, Inc. *	111,200	2,794,456
WMS Industries, Inc. *	63,360	2,533,133
		10,673,046
Industrial Conglomerates (1.0%)
Teleflex, Inc.	36,920	1,836,770
Information Technology Services (1.1%)
Alliance Data Systems Corp. *	18,220	1,001,735
MICROS Systems, Inc. *	36,367	979,000
		1,980,735
Insurance (5.2%)
Amerisafe, Inc. *	170,460	3,160,329
Aspen Insurance Holdings Ltd.	105,900	2,732,220
Hanover Insurance Group, Inc. (The)	85,953	3,615,183
		9,507,732
Internet & Catalog Retail (1.8%)
NutriSystem, Inc.	150,781	3,244,807
Internet Software & Services (2.3%)
Solera Holdings, Inc.	131,590	4,239,830
Machinery (10.7%)
Dynamic Materials Corp.	210,727	4,062,817
FreightCar America, Inc.	165,888	3,911,639
Kennametal, Inc.	170,914	4,026,734
Terex Corp. *	204,265	4,130,238
Wabtec Corp.	96,570	3,549,913
		19,681,341
Metals & Mining (1.7%)
Allegheny Technologies, Inc.	43,072	1,329,202
Harsco Corp.	56,300	1,772,887
		3,102,089
Oil, Gas & Consumable Fuels (5.3%)
Berry Petroleum Co., Class A	158,670	4,023,871
SandRidge Energy, Inc. *	307,000	3,140,610
Whiting Petroleum Corp. *	43,668	2,462,875
		9,627,356
Personal Products (1.0%)
Chattem, Inc. *	29,520	1,870,682

See accompanying notes to financial statements.

Annual Report 2009

Statement of Investments (concluded)

October 31, 2009

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Pharmaceuticals (1.2%)
Perrigo Co.	26,400	$981,816
Viropharma, Inc. *	169,390	1,277,201
		2,259,017
Real Estate Investment Trust (REIT) (3.1%)
Healthcare Realty Trust, Inc.	105,908	2,206,064
Macerich Co. (The)	115,494	3,441,721
		5,647,785
Real Estate Management & Development (1.9%)
Jones Lang LaSalle, Inc.	73,910	3,462,684
Road & Rail (4.3%)
Celadon Group, Inc. *	244,190	2,383,294
Con-way, Inc.	58,000	1,913,420
Kansas City Southern *	150,700	3,651,461
		7,948,175
Semiconductors & Semiconductor Equipment (2.4%)
Energy Conversion Devices, Inc. *	146,800	1,581,036
Teradyne, Inc. *	343,200	2,872,584
		4,453,620
Software (1.5%)
Concur Technologies, Inc. *	74,708	2,662,593

	Shares or Principal Amount	Value
Specialty Retail (2.7%)
Monro Muffler Brake, Inc.	54,300	$1,682,757
Tractor Supply Co. *	72,430	3,237,621
		4,920,378
Textiles, Apparel & Luxury Goods (2.3%)
Phillips-Van Heusen Corp.	106,448	4,273,887
Thrifts & Mortgage Finance (2.2%)
Washington Federal, Inc.	124,080	2,127,972
Westfield Financial, Inc.	236,877	1,906,860
		4,034,832
Trading Companies & Distributors (3.3%)
Beacon Roofing Supply, Inc. *	255,530	3,669,411
Rush Enterprises, Inc., Class A *	219,650	2,398,578
		6,067,989
Total Common Stocks		183,198,068
Total Investments (Cost $163,305,273)(a)—99.9%		183,198,068

Other assets in excess of liabilities—0.1%		175,889
Net Assets—100.0%		$183,373,957

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Annual Report

Aberdeen Technology and Communications Fund (Unaudited)

The Aberdeen Technology and Communications Fund (Class A shares at NAV) returned 24.44% for the annual period ended October 31, 2009, versus 32.14% for its benchmark, the Standard & Poor’s (S&P) North American Technology Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Science and Technology Funds (consisting of 72 funds) was 37.04% for the period.

Shares of technology companies, as measured by the S&P North American Technology Sector Index, posted robust gains during the annual period. The sector’s performance generally benefited from companies’ relatively solid balance sheets, strong cash positions and low debt levels. An emergence of mergers-and-acquisition activity also boosted investors’ confidence. The Internet software and services, and computers and peripherals subsectors were the strongest performers within the S&P North American Technology Sector Index amid an increase in consumer confidence in the second half of the reporting period. Conversely, electronic equipment and instruments, as well as semiconductors and semiconductor equipment, were the weakest segments of the index, although both subsectors recorded positive returns.

Investment results benefited from stock selection in the software, Internet software and services, and IT services segments of the market. The most notable contributors among individual holdings were IT services provider Cognizant Technology Solutions Corp.; Omniture Inc., a provider of online business optimization software; and graphics processor and software developer NVIDIA Corp. Cognizant Technology Solutions has been investing through the downturn in the business cycle in an effort to gain market share from its struggling competitors. We exited the position in Omniture near the end of the reporting period following a bid for the company by Adobe Systems Inc. NVIDIA’s share price rose as the company benefited from continued market share gains and leverage to an economic turnaround.

Stock selection in semiconductors and semiconductor equipment, computers and peripherals, and electronic equipment and instruments hampered performance. The Fund’s exposure to the media segment within the consumer discretionary sector – specifically, diversified telecommunication services provider Comcast Corp. – and the wireless telecommunications industry also had a negative effect. The primary individual stock detractors included semiconductor manufacturer Microsemi Corp.; PC and peripherals company Apple Inc.; and Comcast Corp. After outperforming the S&P North American Technology Sector Index for most of the time that we held the stock, shares of Microsemi fell sharply after the company discovered that its CEO had not earned the college degrees that he had cited on his résumé. Apple was a negative contributor to the Fund’s relative performance due to our underweight position in the company. We believe that Apple’s stock price fairly reflects the company’s opportunities in dominating the consumer music industry and broadening its penetration of the personal computer market. Comcast struggled in a rising market given its defensive profile. Investors also expressed concerns regarding the company’s corporate strategy and its ability to sustain growth. We sold our shares in Microsemi and maintain the positions in Comcast and Apple.

Notable changes to the portfolio during the period included the establishment of new positions in computer hardware manufacturer Hewlett-Packard Co.; NVIDIA Corp.; Comcast Corp.; Internet advertising services provider Yahoo! Inc.; and semiconductor manufacturer Marvell Technology Group Ltd. Among our liquidated holdings were Anixter International Inc., a manufacturer of communications and electrical wire and cable products, and application software provider Citrix Systems Inc.

The Fund’s largest absolute stock positions are PC and peripherals manufacturer Hewlett-Packard Co.; Cisco Systems Inc., a provider of Internet protocol-based networking equipment; and application software provider Oracle Corp. In our view, Hewlett-Packard remains well-positioned to gain both cost and revenue synergies from its acquisition of global business and technology services company EDS, while also benefiting from economic stabilization. We feel that Cisco Systems should see a similar benefit from recent economic stabilization, while the company remains in a position of strength attributable to its cash-rich balance sheet, which we believe will lead to investment opportunities. Oracle is dominant in software, which possesses a reasonable degree of revenue stability, while the company has demonstrated good execution with acquisitions.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in technology and communications industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

Aberdeen Technology and Communications Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	24.44%	0.70%		(9.50%	)	2.23%	1.73%
	w/SC3	17.15%	(0.46%	)	(10.07%	)
Class B	w/o SC	24.04%	0.03%		(10.13%	)	2.88%	2.38%
	w/SC4	19.04%	(0.27%	)	(10.13%	)
Class C5,6	w/o SC	23.81%	0.02%		(10.08%	)	2.88%	2.38%
	w/SC7	22.81%	0.02%		(10.18%	)
Class R5,9	w/o SC	24.30%	0.47%		(9.89%	)	2.38%	1.88%
Institutional Class[8,9]	w/o SC	25.32%	1.05%		(9.17%	)	1.88%	1.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

2009 Annual Report

Aberdeen Technology and Communications Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Technology and Communications Fund, S&P North American Technology Sector Index™, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P North American Technology Sector Index™ is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	98.2%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries
Computers & Peripherals	17.4%
Software	15.5%
Communications Equipment	14.6%
Semiconductors & Semiconductor Equipment	13.0%
Internet Software & Services	10.4%
Information Technology Services	10.2%
Commercial Services & Supplies	5.6%
Wireless Telecommunication Services	4.4%
Media	3.1%
Consumer Finance	2.1%
Other	3.7%
100.0%

Top Holdings
Hewlett-Packard Co.	6.2%
Cisco Systems, Inc.	6.1%
Oracle Corp.	6.0%
Cognizant Technology Solutions Corp., Class A	5.0%
Intel Corp.	4.8%
QUALCOMM, Inc.	4.5%
Google, Inc., Class A	4.1%
EMC Corp.	4.0%
Alliance Data Systems Corp.	3.1%
FTI Consulting, Inc.	3.1%
Other	53.1%
100.0%

Annual Report 2009

Statement of Investments

October 31, 2009

Aberdeen Technology and Communications Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.2%)
Commercial Services & Supplies (5.6%)
FTI Consulting, Inc. *	7,570	$308,932
Paychex, Inc.	8,997	255,605
		564,537
Communications Equipment (14.6%)
Cisco Systems, Inc. *	26,644	608,816
F5 Networks, Inc. *	3,324	149,214
QUALCOMM, Inc.	10,949	453,398
Tellabs, Inc. *	42,470	255,669
		1,467,097
Computers & Peripherals (17.4%)
Apple, Inc. *	1,023	192,835
Brocade Communications Systems, Inc. *	20,800	178,464
EMC Corp. *	24,270	399,727
Hewlett-Packard Co.	13,110	622,201
Synaptics, Inc. *	8,700	195,750
Wincor Nixdorf AG (a)	2,597	151,866
		1,740,843
Electronic Equipment & Instruments (1.0%)
Omron Corp. (a)	6,184	104,148
Information Technology Services (10.2%)
Alliance Data Systems Corp. *	5,690	312,836
Cognizant Technology Solutions Corp., Class A *	13,051	504,421
Visa, Inc., Class A	2,840	215,158
		1,032,415
Internet Software & Services (10.4%)
Google, Inc., Class A *	772	413,885
McAfee, Inc. *	6,490	271,801
Solera Holdings, Inc.	7,890	254,216
Yahoo!, Inc. *	6,300	100,170
		1,040,072
Machinery (2.0%)
Fanuc Ltd. (a)	2,387	198,300
Media (3.1%)
Comcast Corp., Class A	21,180	307,110

	Shares or Principal Amount	Value
Office Electronics (1.0%)
Canon, Inc. (a)	2,600	$98,044
Semiconductors & Semiconductor Equipment (13.0%)
ASM Pacific Technology Ltd. (a)	13,800	107,286
Avago Technologies Ltd. *	6,626	99,390
Intel Corp.	25,042	478,553
Marvell Technology Group Ltd. *	17,500	240,100
NVIDIA Corp. *	10,100	120,796
Samsung Electronics Co. Ltd. GDR– KR	1,291	262,073
		1,308,198
Software (15.5%)
Adobe Systems, Inc. *	9,050	298,107
ANSYS, Inc. *	4,893	198,558
Checkpoint Software Technologies Ltd. *	4,080	126,766
Concur Technologies, Inc. *	2,700	96,228
Microsoft Corp.	8,239	228,467
Oracle Corp.	28,572	602,869
		1,550,995
Wireless Telecommunication Services (4.4%)
American Tower Corp., Class A *	5,531	203,651
Vodafone Group PLC (a)	105,615	232,724
		436,375
Total Common Stocks		9,848,134
Total Investments (Cost $8,402,891) (b)—98.2%		9,848,134

Other assets in excess of liabilities—1.8%		178,667
Net Assets—100.0%		$10,026,801

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GDR	Global Depositary Receipt
KR	Republic of South Korea

See accompanying notes to financial statements.

2009 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund returned 17.10% (Class A shares at NAV) for the annual period ended October 31, 2009, versus 9.80% for its benchmark, the Standard & Poor’s (S&P) 500 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 907 funds) was 10.85% for the period.

In the first four months of the reporting period, stocks fell sharply as the financial meltdown triggered further bank bailouts and the global economy slipped into its worst recession since World War II. Between March 2009 and the end of the period, equities staged a remarkable comeback. Government stimulus measures and monetary policy easing – which resulted in short-term interest rates falling to record-low levels – enabled the U.S. economy to avoid falling into a deeper recession. Economic data began to show signs of improvement late in the period, and better-than-expected earnings results further boosted investor sentiment. Relief subsequently turned to optimism regarding economic stabilization and recovery.

Security selection in the financials, consumer discretionary and information technology sectors provided positive relative returns for the period. Regarding individual stock positions, Darden’s Restaurants Inc., a casual-dining restaurant chain, enhanced performance. The company reduced its expenses, realized cost savings resulting from acquisitions, and achieved better-than-expected sales from its Olive Garden and Red Lobster restaurant chains. Our exposure to semiconductor manufacturer Marvell Technology Group Ltd. was a positive contributor as the company benefited from a very favorable inventory position relative to end-user demand. Fund performance also was bolstered by our holding in semiconductor manufacturer NVIDIA Corp. NVIDIA has stabilized its market share and inventory levels and, in our view, was effectively positioned to benefit from an economic recovery.

Stock selection in the healthcare, materials and utilities sectors had an adverse effect on Fund performance. The primary individual stock detractors included PC and peripherals manufacturer Apple Inc.; investment brokerage firm Charles Schwab Corp.; and Aetna Inc., a healthcare services provider. Apple’s stock price declined in the first half of the reporting period primarily on concerns about consumer spending as well as the sustainability of the company’s product innovation. Shares of Charles Schwab lost ground amid the low-interest-rate environment and lower capital market levels, in addition to reduced client trading activity. Aetna’s profit margins declined due to weakness in pricing, along with concerns over the potential effects of healthcare reform legislation. We sold our shares in Apple and maintain the positions in Aetna and Charles Schwab.

Effective February 28, 2009, Aberdeen Select Growth Fund was renamed Aberdeen U.S. Equity Fund. The investment team no longer employs a strictly growth-oriented strategy in selecting securities for the portfolio, and the Fund became diversified so that it now invests in a larger number of companies. The investment team believes that Aberdeen’s core approach of identifying high-quality companies and investing in them at attractive valuations will serve the long-term interests of shareholders. Regarding notable portfolio activity during the reporting period, we established new positions in tobacco company Phillip Morris International Inc, agricultural products manufacturer Monsanto Co, and hotel chain operator Starwood Hotels & Resorts Inc. Conversely, we sold our shares in McDonald’s Corp. and reinvested the proceeds into what we believe to be better investment opportunities.

The Fund’s largest absolute stock weightings are consumer foods company Kellogg Co.; Oracle Corp., a provider of business applications software; and Phillip Morris International Inc. Kellogg has a focused portfolio of products which compete in attractive market segments, led by cereal and snacks. Oracle is benefiting from recurring revenue and, in our view, has an attractive valuation. Phillip Morris derives a significant amount of its earnings from overseas markets, provides a relatively high dividend yield, and is trading at what we feel is a reasonable valuation.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Annual Report 2009

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	17.10%	2.10%	(0.14%	)	1.94%	1.58%
	w/SC3	10.30%	0.89%	(0.77%	)
Class B	w/o SC	16.53%	1.41%	(0.82%	)	2.57%	2.21%
	w/SC4	11.53%	1.09%	(0.82%	)
Class C5,6	w/o SC	16.58%	1.41%	(0.76%	)	2.57%	2.21%
	w/SC7	15.58%	1.41%	(0.86%	)
Class R5,9	w/o SC	17.50%	2.01%	(0.46%	)	2.08%	1.72%
Institutional Class[8,9]	w/o SC	17.69%	2.42%	0.15%		1.57%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Beginning February 28, 2009, in connection with the change in name to the Fund, the Fund no longer uses a growth style for investing securities and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the predecessor fund. This performance is substantially similar to what the Class C shares and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

2009 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	99.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	10.0%
Food Products	5.8%
Aerospace & Defense	4.9%
Communications Equipment	4.6%
Specialty Retail	4.3%
Health Care Equipment & Supplies	4.0%
Information Technology Services	3.8%
Health Care Providers & Services	3.6%
Capital Markets	3.6%
Food & Staples Retailing	3.4%
Other	52.0%
100.0%

Top Holdings
Kellogg Co.	3.3%
Oracle Corp.	3.2%
Philip Morris International, Inc.	3.0%
United Technologies Corp.	3.0%
Johnson & Johnson	2.9%
Exxon Mobil Corp.	2.9%
Gilead Sciences, Inc.	2.7%
PepsiCo, Inc.	2.6%
CVS Caremark Corp.	2.6%
Kraft Foods, Inc.	2.5%
Other	71.3%
100.0%

Annual Report 2009

Statement of Investments

October 31, 2009

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.4%)
Aerospace & Defense (4.9%)
ITT Corp.	21,100	$1,069,770
United Technologies Corp.	26,800	1,646,860
		2,716,630
Auto Components (0.8%)
BorgWarner, Inc.	13,800	418,416
Beverages (2.6%)
PepsiCo, Inc.	23,500	1,422,925
Biotechnology (2.7%)
Gilead Sciences, Inc. *	35,810	1,523,716
Capital Markets (3.6%)
Charles Schwab Corp. (The)	42,000	728,280
Goldman Sachs Group, Inc. (The)	3,240	551,351
State Street Corp.	16,700	701,066
		1,980,697
Chemicals (2.6%)
Monsanto Co.	9,100	611,338
Praxair, Inc.	10,600	842,064
		1,453,402
Commercial Banks (2.7%)
Royal Bank of Canada	19,500	987,798
Wells Fargo & Co.	19,400	533,888
		1,521,686
Commercial Services & Supplies (1.5%)
FTI Consulting, Inc. *	20,700	844,767
Communications Equipment (4.6%)
Cisco Systems, Inc. *	56,100	1,281,885
QUALCOMM, Inc.	30,050	1,244,370
		2,526,255
Computers & Peripherals (1.8%)
EMC Corp. *	59,000	971,730
Consumer Finance (1.4%)
Capital One Financial Corp.	21,900	801,540
Diversified Financial Services (2.1%)
JPMorgan Chase & Co.	28,350	1,184,180
Diversified Telecommunication Services (1.6%)
Telus Corp.	28,000	879,756
Electrical Equipment (1.8%)
Emerson Electric Co.	26,100	985,275
Energy Equipment & Services (2.2%)
Schlumberger Ltd.	19,700	1,225,340
Food & Staples Retailing (3.4%)
CVS Caremark Corp.	40,050	1,413,765

	Shares or Principal Amount	Value
SYSCO Corp.	17,700	$468,165
		1,881,930
Food Products (5.8%)
Kellogg Co.	35,600	1,834,824
Kraft Foods, Inc.	51,200	1,409,024
		3,243,848
Health Care Equipment & Supplies (4.0%)
Baxter International, Inc.	23,180	1,253,111
St. Jude Medical, Inc. *	27,900	950,832
		2,203,943
Health Care Providers & Services (3.6%)
Aetna, Inc.	28,900	752,267
Quest Diagnostics, Inc.	22,200	1,241,646
		1,993,913
Hotels, Restaurants & Leisure (0.8%)
Starwood Hotels & Resorts Worldwide, Inc.	14,300	415,558
Household Durables (1.0%)
Toll Brothers, Inc. *	32,350	560,302
Household Products (1.7%)
Procter & Gamble Co.	15,800	916,400
Industrial Conglomerates (2.4%)
3M Co.	18,200	1,338,974
Information Technology Services (3.8%)
Alliance Data Systems Corp. *	14,900	819,202
Cognizant Technology Solutions Corp., Class A *	33,600	1,298,640
		2,117,842
Insurance (2.0%)
Aflac, Inc.	13,800	572,562
MetLife, Inc.	15,880	540,396
		1,112,958
Internet Software & Services (2.1%)
McAfee, Inc. *	14,700	615,636
Yahoo!, Inc. *	35,800	569,220
		1,184,856
Machinery (3.0%)
Deere & Co.	22,100	1,006,655
PACCAR, Inc.	18,100	677,121
		1,683,776
Media (1.5%)
Comcast Corp., Class A	55,600	806,200
Oil, Gas & Consumable Fuels (10.0%)
Apache Corp.	14,450	1,360,034
ENSCO International, Inc.	17,350	794,457
EOG Resources, Inc.	9,540	779,036

See accompanying notes to financial statements.

2009 Annual Report

Statement of Investments (concluded)

October 31, 2009

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Exxon Mobil Corp.	22,400	$1,605,408
Hess Corp.	18,900	1,034,586
		5,573,521
Pharmaceuticals (2.9%)
Johnson & Johnson	27,500	1,623,875
Semiconductors & Semiconductor Equipment (2.5%)
Intel Corp.	45,500	869,505
Marvell Technology Group Ltd. *	37,700	517,244
		1,386,749
Software (3.2%)
Oracle Corp.	84,350	1,779,785
Specialty Retail (4.3%)
Staples, Inc.	48,700	1,056,790
TJX Cos., Inc. (The)	19,450	726,457

	Shares or Principal Amount	Value
Urban Outfitters, Inc. *	20,100	$630,738
		2,413,985
Tobacco (3.0%)
Philip Morris International, Inc.	35,400	1,676,544
Transportation Infrastructure (1.5%)
Canadian National Railway Co.	17,800	858,672
Total Common Stocks		55,229,946
Total Investments (Cost $45,397,987)(a) — 99.4%		55,229,946
Other assets in excess of liabilities — 0.6%		308,650
Net Assets — 100.0%		$55,538,596

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Annual Report 2009

Statements of Assets and Liabilities

October 31, 2009

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen Technology and Communications Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value (cost $180,908,009; $15,283,384; $76,630,872; $163,305,273; $8,402,891 and $45,397,987)	$184,829,292	$15,659,795	$89,213,150	$183,198,068	$9,848,134	$55,229,946
Cash	184,887,792	571,498	2,704,121	2,644,288	188,864	814,358
Interest and dividends receivable	57,183	23,475	86,457	31,627	5,068	31,797
Receivable for capital shares issued	7,133,665	2,139	96,477	202,871	3,011	11,777
Receivable for investments sold	6,310,275	–	–	4,691,702	20,373	–
Reclaims receivable	–	3,737	11,286	–	–	3,346
Receivable from adviser	12,170	3,200	–	63,935	6,185	3,773
Prepaid expenses and other assets	57,924	35,481	42,534	52,012	38,250	42,792

Total Assets	383,288,301	16,299,325	92,154,025	190,884,503	10,109,885	56,137,789

Liabilities:
Payable for investments purchased	18,815,478	–	–	6,581,212	43,585	238,299
Payable for capital shares redeemed	384,465	4,899	275,903	475,541	61	229,558
Payable for dividends on securities sold short	31,645	–	–	–	–	–
Securities sold short, at value (Proceeds $69,378,806; $0; $0; $0; $0 and $0)	71,427,756	–	–	–	–	–
Accrued expenses and other payables:
Investment advisory fees	199,528	12,821	62,652	146,433	7,766	44,617
Administration fees	5,488	488	2,766	5,715	302	1,696
Fund accounting and transfer agent fees	41,201	2,654	21,664	103,456	4,445	16,592
Distribution fees	50,277	1,935	28,450	74,385	733	22,035
Printing fees	46,202	1,806	21,174	76,121	2,580	12,937
Legal fees	3,178	8,904	5,468	2,437	9,115	7,576
Custodian fees	16,749	1,023	1,326	2,932	608	1,376
Other	40,011	14,363	27,713	42,314	13,889	24,507

Total Liabilities	91,061,978	48,893	447,116	7,510,546	83,084	599,193

Net Assets	$292,226,323	$16,250,432	$91,706,909	$183,373,957	$10,026,801	$55,538,596

Represented by:
Capital	$310,962,817	$20,578,329	$130,324,204	$685,925,145	$19,262,507	$78,959,957
Accumulated net investment income (loss)	–	19,598	116,517	–	98	–
Accumulated net realized loss on investment and foreign currency transactions	(20,608,827)	(4,724,326)	(51,316,090)	(522,443,983)	(10,681,018)	(33,253,195)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,872,333	376,831	12,582,278	19,892,795	1,445,214	9,831,834

Net Assets	$292,226,323	$16,250,432	$91,706,909	$183,373,957	$10,026,801	$55,538,596

Net Assets:
Class A Shares	$116,574,679	$5,745,476	$56,662,917	$100,061,964	$1,928,858	$31,870,948
Class B Shares	2,002,424	214,902	2,367,942	7,339,979	216,211	2,826,840
Class C Shares	27,523,145	548,264	12,757,559	46,697,970	142,592	13,512,151
Class R Shares	99,610	827	6,033,978	4,562,747	2,867	810,528
Institutional Service Class Shares	–	2,532	3,317,898	14,357,712	–	–
Institutional Class Shares	146,026,465	9,738,431	10,566,615	10,353,585	7,736,273	6,518,129

Total	$292,226,323	$16,250,432	$91,706,909	$183,373,957	$10,026,801	$55,538,596

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2009

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen Technology and Communications Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,934,859	653,059		3,773,453	9,289,340	687,654	4,192,484
Class B Shares	195,967	26,072		164,198	745,943	83,910	401,226
Class C Shares	3,568,840	66,493		883,790	4,734,151	54,830	1,903,353
Class R Shares	9,550	96		407,183	449,286	1,079	110,693
Institutional Service Class Shares	–	280		218,968	1,293,960	–	–
Institutional Class Shares	13,581,840	1,072,353		695,853	934,810	2,650,766	829,892

Total	28,291,056	1,818,353		6,143,445	17,447,490	3,478,239	7,437,648

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.66	$8.80		$15.02	$10.77	$2.80	$7.60
Class B Shares(a)	$10.22	$8.24		$14.42	$9.84	$2.58	$7.05
Class C Shares(b)	$7.71	$8.25		$14.44	$9.86	$2.60	$7.10
Class R Shares	$10.43	$8.58	(c)	$14.82	$10.16	$2.66	$7.32
Institutional Service Class Shares	$–	$9.05	(c)	$15.15	$11.10	$–	$–
Institutional Class Shares	$10.75	$9.08		$15.19	$11.08	$2.92	$7.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.31	$9.34		$15.94	$11.43	$2.97	$8.06
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2009. Due to financial statements rounding of class assets and class shares above, the calculated NAV results in a different NAV than the traded NAV.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Statements of Operations

For the Year Ended October 31, 2009

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen Technology and Communications Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$1,083,115	$286,928	$1,501,129	$2,804,522	$99,632	$751,724
Interest income	19,016	212	3,488	3,570	179	648
Foreign tax withholding	(1,497)	(2,245)	–	–	(3,241)	(9,716)

Total Income	1,100,634	284,895	1,504,617	2,808,092	96,570	742,656

Expenses:
Investment advisory fees	2,278,414	162,008	530,111	1,831,524	90,774	491,334
Administration fees	61,169	7,411	30,449	87,246	4,226	22,184
Fund accounting and transfer agent fees	404,282	16,655	243,720	1,021,626	31,998	179,406
Distribution fees Class A	251,849	15,209	110,467	301,569	4,168	79,513
Distribution fees Class B	21,117	2,543	20,810	68,692	2,077	27,642
Distribution fees Class C	292,498	6,324	95,589	479,873	1,541	135,011
Distribution fees Class R	396	16	22,937	21,496	9	4,035
Dividend expense for securities sold short	839,937	–	–	–	–	–
Registration and filing fees	100,212	61,472	71,913	83,697	65,984	67,477
Printing fees	113,421	–	27,860	314,824	5,289	43,720
Trustee fees	24,024	10,670	16,577	37,036	9,753	14,628
Compliance program costs	12,618	4,867	7,984	16,553	4,394	6,986
Custodian fees	138,475	2,852	6,189	14,303	3,868	198
Legal fees	68,577	35,803	49,091	96,652	33,441	45,633
Other	134,808	34,048	119,931	161,175	35,928	86,206

Total expenses	4,741,797	359,878	1,353,628	4,536,266	293,450	1,203,973

Earnings credit (Note 2)	(6,746)	(46)	(469)	(981)	(48)	(198)
Expenses voluntarily reduced by Investment Adviser	(379,869)	–	–	–	–	–
Expenses reimbursed	(701,934)	(107,089)	(157,788)	(1,440,795)	(143,154)	(260,071)

Net Expenses	3,653,248	252,743	1,195,371	3,094,490	150,248	943,704

Net Investment Income (Loss)	(2,552,614)	32,152	309,246	(286,398)	(53,678)	(201,048)

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized loss on investment transactions	(5,580,092)	(3,149,357)	(47,144,165)	(291,119,865)	(3,926,514)	(13,879,713)
Realized loss on foreign currency transactions	–	(3,067)	(8,236)	–	(42,012)	(5,643)

Net realized loss from investments and foreign currency transactions	(5,580,092)	(3,152,424)	(47,152,401)	(291,119,865)	(3,968,526)	(13,885,356)

Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	8,969,403	4,229,690	60,572,097	286,204,893	5,825,009	21,603,542

Net realized/unrealized gain (loss) from investments and foreign currency transactions	3,389,311	1,077,266	13,419,696	(4,914,972)	1,856,483	7,718,186

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$836,697	$1,109,418	$13,728,942	$(5,201,370)	$1,802,805	$7,517,138

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

Statements of Changes in Net Assets

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(2,552,614)	$(517,787)	$32,152	$(27,892)	$309,246	$(57,191)
Net realized gain (loss) from investments and foreign currency transactions	(5,580,092)	(6,591,353)	(3,152,424)	(1,267,879)	(47,152,401)	5,365,842
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	8,969,403	(11,674,281)	4,229,690	(7,311,543)	60,572,097	(59,913,086)

Change in net assets resulting from operations	836,697	(18,783,421)	1,109,418	(8,607,314)	13,728,942	(54,604,435)

Distributions to Shareholders From:
Net investment income:
Class A	–	(44,560)	(14,548)	–	(160,451)	(101,561)
Class B	–	–	–	–	(1,048)	–
Class C	–	–	–	–	(6,904)	–
Class R	–	–	(9)	–	(13,401)	(3,308)
Institutional Service Class	–	–	(2,724)	–	(16,959)	(6,205)
Institutional Class	–	(45,836)	(22,609)	–	(100,545)	(79,367)
Net realized gains:
Class A	–	–	–	(722,056)	(68,926)	(10,965,260)
Class B	–	–	–	(33,646)	(3,355)	(675,093)
Class C	–	–	–	(103,456)	(12,351)	(2,909,905)
Class R	–	–	–	(1,698)	(6,924)	(713,802)
Institutional Service Class	–	–	–	(101,606)	(2,648)	(428,292)
Institutional Class	–	–	–	(1,508,277)	(23,453)	(3,862,131)
Tax return of capital:
Class A	–	(91,668)	–	(180,096)	–	–
Class B	–	–	–	(9,139)	–	–
Class C	–	(8,240)	–	(25,890)	–	–
Class R	–	(1)	–	(183)	–	–
Institutional Service Class	–	–	–	(26,415)	–	–
Institutional Class	–	(25,852)	–	(462,549)	–

Change in net assets from shareholder distributions	–	(216,157)	(39,890)	(3,175,011)	(416,965)	(19,744,924)

Change in net assets from capital transactions	153,253,495	61,191,418	(7,413,624)	2,693,029	2,828,434	69,336,371

Change in net assets	154,090,192	42,191,840	(6,344,096)	(9,089,296)	16,140,411	(5,012,988)

Net Assets:
Beginning of period	138,136,131	95,944,291	22,594,528	31,683,824	75,566,498	80,579,486

End of period	$292,226,323	$138,136,131	$16,250,432	$22,594,528	$91,706,909	$75,566,498

Accumulated net investment income (loss) at end of period	$–	$–	$19,598	$–	$116,517	$193,149

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$90,970,662	$134,426,902	$2,468,008	$2,200,794	$27,221,255	$84,918,650
Dividends reinvested	–	93,374	14,107	834,354	187,254	8,631,124
Cost of shares redeemed(a)	(66,672,340)	(77,507,127)	(3,176,638)	(2,817,855)	(21,549,122)	(42,676,265)

Total Class A	24,298,322	57,013,149	(694,523)	217,293	5,859,387	50,873,509

Class B Shares
Proceeds from shares issued	135,505	651,759	44,757	63,072	162,502	2,005,211
Dividends reinvested	–	–	–	32,442	2,207	340,764
Cost of shares redeemed(a)	(375,177)	(346,022)	(145,437)	(36,862)	(343,727)	(768,518)

Total Class B	(239,672)	305,737	(100,680)	58,652	(179,018)	1,577,457

Class C Shares
Proceeds from shares issued	9,557,688	16,710,492	93,473	310,194	5,516,714	7,495,789
Dividends reinvested	–	2,114	–	34,308	11,528	1,524,854
Cost of shares redeemed(a)	(13,609,147)	(6,058,029)	(312,342)	(400,708)	(2,913,153)	(6,340,093)

Total Class C	(4,051,459)	10,654,577	(218,869)	(56,206)	2,615,089	2,680,550

Class R Shares
Proceeds from shares issued	34,809	83,312	1,058	20,790	3,942,876	7,438,618
Dividends reinvested	–	1	2	140	1,232	13,200
Cost of shares redeemed(a)	(12,065)	(337)	(6,004)	(27,525)	(2,908,502)	(2,653,790)

Total Class R	22,744	82,976	(4,944)	(6,595)	1,035,606	4,798,028

Institutional Service Class Shares
Proceeds from shares issued	–	–	2,888	41	1,549,542	4,489,765
Dividends reinvested	–	–	2,718	126,298	19,207	433,922
Cost of shares redeemed(a)	–	–	(943,991)	(14,285)	(778,185)	(1,889,772)

Total Institutional Service Class	–	–	(938,385)	112,054	790,564	3,033,915

Institutional Class Shares
Proceeds from shares issued	139,148,315	8,717,614	962,772	8,565,628	1,895,800	8,965,281
Dividends reinvested	–	71,684	22,608	1,970,822	123,995	3,940,813
Cost of shares redeemed(a)	(5,924,755)	(15,654,319)	(6,441,603)	(8,168,619)	(9,312,989)	(6,533,182)

Total Institutional Class	133,223,560	(6,865,021)	(5,456,223)	2,367,831	(7,293,194)	6,372,912

Change in net assets from capital transactions:	$153,253,495	$61,191,418	$(7,413,624)	$2,693,029	$2,828,434	$69,336,371

(a)	Includes redemption fee, if any.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	8,654,120	11,745,236	302,581	206,423	2,082,728	3,703,586
Reinvested	–	7,950	1,901	74,187	15,949	364,929
Redeemed	(6,349,315)	(6,912,042)	(381,644)	(270,644)	(1,727,945)	(2,184,122)

Total Class A Shares	2,304,805	4,841,144	(77,162)	9,966	370,732	1,884,393

Class B Shares
Issued	13,335	57,876	5,808	6,804	14,192	85,382
Reinvested	–	–	–	3,050	209	15,100
Redeemed	(37,314)	(32,383)	(19,813)	(3,742)	(29,343)	(42,855)

Total Class B Shares	(23,979)	25,493	(14,005)	6,112	(14,942)	57,627

Class C Shares
Issued	1,246,255	1,993,284	12,287	28,996	470,715	355,905
Reinvested	–	241	–	3,217	1,093	67,694
Redeemed	(1,781,815)	(734,363)	(41,539)	(41,153)	(260,018)	(329,535)

Total Class C Shares	(535,560)	1,259,162	(29,252)	(8,940)	211,790	94,064

Class R Shares
Issued	3,296	7,366	137	1,922	321,000	351,958
Reinvested	–	–	–	13	103	573
Redeemed	(1,195)	(31)	(812)	(2,862)	(243,965)	(130,183)

Total Class R Shares	2,101	7,335	(675)	(927)	77,138	222,348

Institutional Service Class Shares
Issued					114,900	192,613
Reinvested	–	–	358	10,995	1,534	18,204
Redeemed	–	–	(111,270)	(1,374)	(62,870)	(97,840)

Total Institutional Service Class Shares	–	–	(110,912)	9,621	53,564	112,977

Institutional Class Shares
Issued	12,794,185	754,627	114,112	853,014	163,803	545,013
Reinvested	–	6,073	2,955	171,682	10,455	168,475
Redeemed	(564,089)	(1,410,678)	(770,990)	(803,775)	(702,622)	(301,516)

Total Institutional Class Shares	12,230,096	(649,978)	(653,923)	220,921	(528,364)	411,972

Total change in shares:	13,977,463	5,483,156	(885,929)	236,753	169,918	2,783,381

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Technology and Communications Fund		Aberdeen U.S. Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(286,398)	$1,455,040	$(53,678)	$(117,209)	$(201,048)	$(879,087)
Net realized (loss) from investments and foreign currency transactions	(291,119,865)	(223,812,981)	(3,968,526)	(4,945,162)	(13,885,356)	(18,612,123)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	286,204,893	(166,471,617)	5,825,009	(5,933,269)	21,603,542	(27,063,831)

Change in net assets resulting from operations	(5,201,370)	(388,829,558)	1,802,805	(10,995,640)	7,517,138	(46,555,041)

Distributions to Shareholders From:
Net investment income:
Class A	–	(1,416,780)	–	–	–	–
Class B	–	(590)	–	–	–	–
Class C	–	–	–	–	–	–
Class R	–	(18,483)	–	–	–	–
Institutional Service Class	–	(108,013)	–	–	–	–
Institutional Class	–	(171,277)	–	–	–	–
Net realized gains:
Class A	–	(132,455,023)	–	(878,955)	–	(12,347,606)
Class B	–	(4,069,634)	–	(161,495)	–	(944,663)
Class C	–	(44,092,235)	–	(167,223)	–	(5,191,046)
Class R	–	(1,919,585)	–	(324)	–	(250,003)
Institutional Service Class	–	(5,906,438)	–	(296)	–	(72,084)
Institutional Class	–	(8,831,649)	–	(3,621,390)	–	(660,574)
Tax return of capital:
Class A	(308,261)	(132,853)	–	–	–	–
Class B	–	(4,577)	–	–	–	–
Class C	–	(35,697)	–	–	–	–
Class R	–	(2,567)	–	–	–	–
Institutional Service Class	(60,523)	(6,700)	–	–	–	–
Institutional Class	(115,795)	(11,068)	–	–	–	–

Change in net assets from shareholder distributions	(484,579)	(199,183,169)	–	(4,829,683)	–	(19,465,976)

Change in net assets from capital transactions	(161,651,185)	(202,641,025)	(4,903,364)	6,294,374	(16,777,282)	(2,283,454)

Change in net assets	(167,337,134)	(790,653,752)	(3,100,559)	(9,530,949)	(9,260,144)	(68,304,471)

Net Assets:
Beginning of period	350,711,091	1,141,364,843	13,127,360	22,658,309	64,798,740	133,103,211

End of period	$183,373,957	$350,711,091	$10,026,801	$13,127,360	$55,538,596	$64,798,740

Accumulated net investment income (loss) at end of period	$–	$(97,869)	$98	$–	$–	$–

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Technology and Communications Fund		Aberdeen U.S. Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,914,268	$158,259,064	$727,089	$1,426,209	$6,697,385	$21,364,230
Dividends reinvested	233,728	96,099,700	–	817,521	–	8,237,822
Cost of shares redeemed(a)	(143,223,332)	(388,351,033)	(926,923)	(1,483,317)	(18,332,329)	(34,378,401)

Total Class A	(121,075,336)	(133,992,269)	(199,834)	760,413	(11,634,944)	(4,776,349)

Class B Shares
Proceeds from shares issued	117,922	1,038,156	13,355	110,684	133,157	599,587
Dividends reinvested	–	2,923,245	–	73,987	–	413,230
Cost of shares redeemed(a)	(1,538,619)	(4,092,123)	(87,256)	(262,844)	(861,115)	(989,788)

Total Class B	(1,420,697)	(130,722)	(73,901)	(78,173)	(727,958)	23,029

Class C Shares
Proceeds from shares issued	2,708,448	27,874,381	80,204	82,372	1,551,419	7,778,833
Dividends reinvested	–	21,204,769	–	92,610	–	1,256,772
Cost of shares redeemed(a)	(24,383,408)	(102,437,409)	(129,380)	(354,030)	(6,587,785)	(9,228,467)

Total Class C	(21,674,960)	(53,358,259)	(49,176)	(179,048)	(5,036,366)	(192,862)

Class R Shares
Proceeds from shares issued	1,859,832	5,096,848	2,272	–	175,282	844,354
Dividends reinvested	–	129,389	–	324	–	249
Cost of shares redeemed(a)	(2,539,955)	(3,444,096)	(758)	–	(387,848)	(716,999)

Total Class R	(680,123)	1,782,141	1,514	324	(212,566)	127,604

Institutional Service Class Shares
Proceeds from shares issued	3,682,530	7,439,688	–	–	–	17
Dividends reinvested	17,465	2,711,942	–	296	–	72,084
Cost of shares redeemed(a)	(4,570,026)	(15,678,282)	(747)	–	(304,706)	–

Total Institutional Service Class	(870,031)	(5,526,652)	(747)	296	(304,706)	72,101

Institutional Class Shares
Proceeds from shares issued	6,769,526	14,236,207	825,203	7,041,614	2,404,523	3,880,033
Dividends reinvested	112,784	8,982,641	–	3,621,385	–	660,574
Cost of shares redeemed(a)	(22,812,348)	(34,634,112)	(5,406,423)	(4,872,437)	(1,265,265)	(2,077,584)

Total Institutional Class	(15,930,038)	(11,415,264)	(4,581,220)	5,790,562	1,139,258	2,463,023

Change in net assets from capital transactions:	$(161,651,185)	$(202,641,025)	$(4,903,364)	$6,294,374	$(16,777,282)	$(2,283,454)

(a)	Includes redemption fees, if any.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Statements of Changes in Net Assets (concluded)

	Aberdeen Small Cap Fund		Aberdeen Technology and Communications Fund		Aberdeen U.S. Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	2,513,581	10,547,670	307,133	366,572	1,004,479	2,175,996
Reinvested	27,241	5,950,740	–	201,857	–	791,337
Redeemed	(17,258,666)	(26,281,748)	(399,725)	(438,431)	(2,870,838)	(3,780,912)

Total Class A Shares	(14,717,844)	(9,783,338)	(92,592)	129,998	(1,866,359)	(813,579)

Class B Shares
Issued	14,677	71,776	7,060	29,192	22,568	62,190
Reinvested	–	195,984	–	19,625	–	42,296
Redeemed	(195,306)	(308,092)	(44,725)	(76,615)	(146,436)	(118,813)

Total Class B Shares	(180,629)	(40,332)	(37,665)	(27,798)	(123,868)	(14,327)

Class C Shares
Issued	327,318	1,913,511	36,177	20,992	254,968	829,088
Reinvested	–	1,418,639	–	24,307	–	127,721
Redeemed	(3,048,235)	(7,314,969)	(54,032)	(110,642)	(1,122,891)	(1,137,005)

Total Class C Shares	(2,720,917)	(3,982,819)	(17,855)	(65,343)	(867,923)	(180,196)

Class R Shares
Issued	225,562	356,182	1,079	–	28,304	91,771
Reinvested	–	8,489	–	84	–	25
Redeemed	(308,099)	(260,293)	(356)	–	(65,630)	(88,641)

Total Class R Shares	(82,537)	104,378	723	84	(37,326)	3,155

Institutional Service Class Shares
Issued	398,579	482,222	–	–	–	1
Reinvested	1,987	163,648	–	70	–	6,781
Redeemed	(522,432)	(942,687)	(318)	–	(47,825)	–

Total Institutional Service Class Shares	(121,866)	(296,817)	(318)	70	(47,825)	6,782

Institutional Class Shares
Issued	764,993	1,015,004	390,767	2,253,659	386,040	424,248
Reinvested	12,831	542,254	–	864,292	–	61,794
Redeemed	(2,514,487)	(1,935,830)	(2,439,899)	(1,446,594)	(185,642)	(231,277)

Total Institutional Class Shares	(1,736,663)	(378,572)	(2,049,132)	1,671,357	200,398	254,765

Total change in shares:	(19,560,456)	(14,377,500)	(2,196,839)	1,708,368	(2,742,903)	(743,400)

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009(g)	$10.47	$(0.16)	$0.35	$0.19	$–	$–	$–	$10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	11.89
Year Ended October 31, 2006	9.83	0.11	0.41	0.52	(0.05)	–	(0.05)	10.30
Year Ended October 31, 2005	9.56	(0.02)	0.59	0.57	(0.30)	–	(0.30)	9.83
Class B Shares
Year Ended October 31, 2009(g)	10.10	(0.23)	0.35	0.12	–	–	–	10.22
Year Ended October 31, 2008	11.54	(0.10)	(1.34)	(1.44)	–	–	–	10.10
Year Ended October 31, 2007(g)	10.01	0.05	1.58	1.63	(0.10)	–	(0.10)	11.54
Year Ended October 31, 2006	9.59	0.03	0.40	0.43	(0.01)	–	(0.01)	10.01
Year Ended October 31, 2005	9.38	(0.09)	0.58	0.49	(0.28)	–	(0.28)	9.59
Class C Shares
Year Ended October 31, 2009(g)	7.62	(0.17)	0.26	0.09	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	8.71
Year Ended October 31, 2006	7.29	0.03	0.30	0.33	(0.03)	–	(0.03)	7.59
Year Ended October 31, 2005	7.21	(0.05)	0.42	0.37	(0.29)	–	(0.29)	7.29
Class R Shares
Year Ended October 31, 2009(g)	10.26	(0.18)	0.35	0.17	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	(0.01)	(0.01)	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	11.69
Year Ended October 31, 2006	9.68	0.08	0.40	0.48	(0.05)	–	(0.05)	10.11
Year Ended October 31, 2005	9.41	(0.03)	0.59	0.56	(0.29)	–	(0.29)	9.68
Institutional Class Shares
Year Ended October 31, 2009(g)	10.53	(0.14)	0.36	0.22	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	11.94
Year Ended October 31, 2006	9.85	0.11	0.44	0.55	(0.06)	–	(0.06)	10.34
Year Ended October 31, 2005	9.57	(0.05)	0.63	0.58	(0.30)	–	(0.30)	9.85

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)

1.81%	$116,575	2.29%	(1.56%)	3.01%	0.55%	359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%	574.27%
17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%
5.27%	48,717	2.59%	1.16%	2.61%	0.56%	739.31%
6.09%	33,828	2.81%	(0.18%)	2.91%	0.64%	827.26%

1.19%	2,002	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.48%)	2,222	2.87%	(0.93%)	3.29%	0.41%	574.27%
16.37%	2,244	3.29%	0.42%	3.48%	0.69%	608.98%
4.53%	1,033	3.33%	0.42%	3.35%	0.56%	739.31%
5.33%	814	3.53%	(0.90%)	3.62%	0.64%	827.26%

1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%	574.27%
16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%
4.48%	36,586	3.33%	0.47%	3.35%	0.56%	739.31%
5.35%	19,372	3.55%	(0.81%)	3.65%	0.64%	827.26%

1.66%	100	2.51%	(1.78%)	3.22%	0.55%	359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%	574.27%
16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%
4.91%	1	2.96%	0.77%	2.99%	0.56%	739.31%
6.16%	1	2.82%	(0.20%)	2.86%	0.64%	827.26%

2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%	359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%
5.60%	11,538	2.33%	1.50%	2.35%	0.56%	739.31%
6.27%	3,877	2.56%	0.19%	2.67%	0.64%	827.26%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Health Sciences Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009(f)	$8.22	$–	$0.60	$0.60	$(0.02)	$–	$–	$(0.02)	$8.80
Year Ended October 31, 2008	12.69	(0.04)	(3.19)	(3.23)	–	(1.00)	(0.24)	(1.24)	8.22
Year Ended October 31, 2007(f)	11.15	(0.03)	1.57	1.54	–	–	–	–	12.69
Year Ended October 31, 2006	11.63	(0.03)	0.65	0.62	–	(1.10)	–	(1.10)	11.15
Year Ended October 31, 2005	10.04	(0.06)	1.71	1.65	–	(0.06)	–	(0.06)	11.63
Class B Shares
Year Ended October 31, 2009(f)	7.73	(0.05)	0.56	0.51	–	–	–	–	8.24
Year Ended October 31, 2008	12.09	(0.09)	(3.03)	(3.12)	–	(1.00)	(0.24)	(1.24)	7.73
Year Ended October 31, 2007(f)	10.68	(0.09)	1.50	1.41	–	–	–	–	12.09
Year Ended October 31, 2006	11.26	(0.09)	0.61	0.52	–	(1.10)	–	(1.10)	10.68
Year Ended October 31, 2005	9.78	(0.13)	1.67	1.54	–	(0.06)	–	(0.06)	11.26
Class C Shares
Year Ended October 31, 2009(f)	7.74	(0.05)	0.56	0.51	–	–	–	–	8.25
Year Ended October 31, 2008	12.09	(0.10)	(3.01)	(3.11)	–	(1.00)	(0.24)	(1.24)	7.74
Year Ended October 31, 2007(f)	10.69	(0.09)	1.49	1.40	–	–	–	–	12.09
Year Ended October 31, 2006	11.26	(0.10)	0.63	0.53	–	(1.10)	–	(1.10)	10.69
Year Ended October 31, 2005	9.78	(0.12)	1.66	1.54	–	(0.06)	–	(0.06)	11.26
Class R Shares
Year Ended October 31, 2009(f)	7.95	0.03	0.61	0.64	(0.01)	–	–	(0.01)	8.58
Year Ended October 31, 2008	12.33	(0.08)	(3.06)	(3.14)	–	(1.00)	(0.24)	(1.24)	7.95
Year Ended October 31, 2007(f)	10.87	(0.07)	1.53	1.46	–	–	–	–	12.33
Year Ended October 31, 2006	11.37	(0.03)	0.63	0.60	–	(1.10)	–	(1.10)	10.87
Year Ended October 31, 2005	9.81	(0.06)	1.68	1.62	–	(0.06)	–	(0.06)	11.37
Institutional Service Class Shares
Year Ended October 31, 2009(f)	8.42	0.05	0.56	0.61	(0.02)	–	–	(0.02)	9.05
Year Ended October 31, 2008	12.92	0.01	(3.27)	(3.26)	–	(1.00)	(0.24)	(1.24)	8.42
Year Ended October 31, 2007(f)	11.31	0.01	1.60	1.61	–	–	–	–	12.92
Year Ended October 31, 2006	11.76	(0.04)	0.69	0.65	–	(1.10)	–	(1.10)	11.31
Year Ended October 31, 2005	10.13	(0.05)	1.74	1.69	–	(0.06)	–	(0.06)	11.76
Institutional Class Shares
Year Ended October 31, 2009(f)	8.46	0.03	0.61	0.64	(0.02)	–	–	(0.02)	9.08
Year Ended October 31, 2008	12.98	0.01	(3.29)	(3.28)	–	(1.00)	(0.24)	(1.24)	8.46
Year Ended October 31, 2007(f)	11.36	0.01	1.61	1.62	–	–	–	–	12.98
Year Ended October 31, 2006	11.79	0.01	0.66	0.67	–	(1.10)	–	(1.10)	11.36
Year Ended October 31, 2005	10.14	(0.03)	1.74	1.71	–	(0.06)	–	(0.06)	11.79

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Health Sciences Fund (concluded)

	Ratios /Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.32%	$5,745	1.56%	0.01%	2.20%	43.17%
(27.94%)	6,000	1.73%	(0.34%)	1.73%	95.75%
13.81%	9,139	1.62%	(0.25%)	1.62%	142.40%
5.52%	10,636	1.57%	(0.24%)	1.58%	268.38%
16.47%	11,131	1.64%	(0.66%)	1.72%	401.37%

6.60%	215	2.26%	(0.64%)	2.89%	43.17%
(28.46%)	310	2.33%	(0.94%)	2.33%	95.75%
13.20%	411	2.23%	(0.80%)	2.23%	142.40%
4.75%	1,458	2.23%	(0.90%)	2.24%	268.38%
15.78%	1,302	2.29%	(1.27%)	2.39%	401.37%

6.59%	548	2.26%	(0.65%)	2.88%	43.17%
(28.37%)	741	2.33%	(0.93%)	2.34%	95.75%
13.10%	1,265	2.21%	(0.81%)	2.21%	142.40%
4.84%	3,788	2.23%	(0.90%)	2.24%	268.38%
15.66%	3,899	2.30%	(1.30%)	2.37%	401.37%

8.09%	1	1.50%	0.35%	2.10%	43.17%
(28.03%)	6	1.85%	(0.43%)	1.86%	95.75%
13.43%	21	1.86%	(0.59%)	1.86%	142.40%
5.46%	1	1.63%	(0.29%)	1.64%	268.38%
16.55%	1	1.60%	(0.59%)	1.67%	401.37%

7.83%	3	1.12%	0.63%	1.80%	43.17%
(27.66%)	936	1.33%	0.06%	1.33%	95.75%
14.24%	1,313	1.25%	0.10%	1.26%	142.40%
5.73%	1,130	1.39%	(0.15%)	1.40%	268.38%
16.72%	5,828	1.50%	(0.47%)	1.59%	401.37%

7.62%	9,738	1.26%	0.32%	1.82%	43.17%
(27.68%)	14,602	1.32%	0.06%	1.34%	95.75%
14.26%	19,535	1.26%	0.09%	1.26%	142.40%
5.90%	12,468	1.23%	0.10%	1.24%	268.38%
16.90%	3,776	1.29%	(0.35%)	1.34%	401.37%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$12.69	$0.06	$2.34	$2.40	$(0.05)	$(0.02)	$(0.07)	$–	$15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	25.35
Year Ended October 31, 2006	17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	20.31
Year Ended October 31, 2005	11.23	–	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	17.97
Class B Shares
Year Ended October 31, 2009	12.22	(0.01)	2.24	2.23	(0.01)	(0.02)	(0.03)	–	14.42
Year Ended October 31, 2008	24.68	(0.14)	(7.83)	(7.97)	–	(4.49)	(4.49)	–	12.22
Year Ended October 31, 2007	19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	24.68
Year Ended October 31, 2006	17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	19.97
Year Ended October 31, 2005	11.21	(0.04)	7.04	7.00	–	(0.40)	(0.40)	0.01	17.82
Class C Shares
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	24.70
Year Ended October 31, 2006	17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	19.98
Year Ended October 31, 2005	11.21	(0.04)	7.05	7.01	–	(0.40)	(0.40)	0.01	17.83
Class R Shares
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	25.10
Year Ended October 31, 2006	17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	20.19
Year Ended October 31, 2005	11.22	–	7.08	7.08	–	(0.40)	(0.40)	0.01	17.91
Institutional Service Class Shares
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Year Ended October 31, 2007	20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	25.53
Year Ended October 31, 2006	17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.39
Year Ended October 31, 2005	11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	17.99
Institutional Class Shares
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	25.57
Year Ended October 31, 2006	18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.41
Year Ended October 31, 2005	11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	18.01

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

19.03%	$56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%
43.54%	38,497	1.44%	(0.19%)	1.44%	188.25%
22.87%	20,324	1.38%	(0.07%)	1.38%	228.18%
65.51%	10,915	1.47%	(0.13%)	1.59%	313.92%

18.29%	2,368	2.16%	(0.17%)	2.37%	90.12%
(40.14%)	2,190	2.05%	(0.70%)	2.06%	137.42%
42.52%	2,999	2.16%	(0.90%)	2.16%	188.25%
21.94%	1,862	2.12%	(0.84%)	2.13%	228.18%
64.49%	648	2.20%	(0.83%)	2.54%	313.92%

18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	14,273	2.16%	(0.90%)	2.16%	188.25%
21.92%	10,302	2.12%	(0.81%)	2.12%	228.18%
64.42%	4,938	2.20%	(0.87%)	2.27%	313.92%

18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	2,704	1.73%	(0.52%)	1.73%	188.25%
22.59%	249	1.75%	(0.43%)	1.77%	228.18%
65.15%	23	1.73%	(0.14%)	1.94%	313.92%

19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%
43.92%	1,339	1.19%	0.04%	1.19%	188.25%
23.20%	537	1.12%	0.13%	1.13%	228.18%
65.89%	170	1.22%	0.03%	0.80%	313.92%

19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%
43.99%	20,768	1.16%	0.11%	1.16%	188.25%
23.17%	15,731	1.11%	0.16%	1.13%	228.18%
66.02%	8,078	1.23%	0.25%	1.95%	313.92%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2009 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor\ Custodian	Redemp- tion fees
Class A Shares
Year Ended October 31, 2009	$9.63	$0.01	$1.14	$1.15	$—	$—	(0.01)	$(0.01)	$—	$—
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	—	(4.39)	—	—
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	—	(1.02)	0.02	0.01
Year Ended October 31, 2006	18.28	—	5.18	5.18	(0.01)	(2.16)	—	(2.17)	—	0.01
Year Ended October 31, 2005	15.59	(0.03)	4.65	4.62	—	(1.93)	—	(1.93)	—	—
Class B Shares
Year Ended October 31, 2009	8.84	(0.09)	1.09	1.00	—	—	—	—	—	—
Year Ended October 31, 2008	21.12	(0.05)	(7.89)	(7.94)	—	(4.34)	—	(4.34)	—	—
Year Ended October 31, 2007	20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01
Year Ended October 31, 2006	17.45	(0.07)	4.87	4.80	—	(2.16)	—	(2.16)	—	0.01
Year Ended October 31, 2005	15.04	(0.12)	4.46	4.34	—	(1.93)	—	(1.93)	—	—
Class C Shares
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	—	—	—	—	—	—
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	—	(4.34)	—	(4.34)	—	—
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01
Year Ended October 31, 2006	17.48	(0.06)	4.87	4.81	—	(2.16)	—	(2.16)	—	0.01
Year Ended October 31, 2005	15.07	(0.17)	4.51	4.34	—	(1.93)	—	(1.93)	—	—
Class R Shares
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	—	—	—	—	—	—
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	—	(4.38)	—	—
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	—	(0.99)	0.02	0.01
Year Ended October 31, 2006	17.63	—	4.97	4.97	(0.02)	(2.16)	—	(2.18)	—	0.01
Year Ended October 31, 2005	15.10	(0.03)	4.49	4.46	—	(1.93)	—	(1.93)	—	—
Institutional Service Class Shares
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	—	—	(0.04)	(0.04)	—	—
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	—	(4.42)	—	—
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	—	(1.05)	0.02	0.01
Year Ended October 31, 2006	18.52	0.02	5.35	5.37	(0.02)	(2.16)	—	(2.18)	—	0.01
Year Ended October 31, 2005	15.72	0.11	4.62	4.73	—	(1.93)	—	(1.93)	—	—
Institutional Class Shares
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	—	—	(0.04)	(0.04)	—	—
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	—	(4.42)	—	—
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	—	(1.07)	0.02	0.01
Year Ended October 31, 2006	18.55	0.06	5.30	5.36	(0.03)	(2.16)	—	(2.19)	—	0.01
Year Ended October 31, 2005	15.75	0.01	4.72	4.73	—	(1.93)	—	(1.93)	—	—

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

			Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

$10.77	12.02%		$100,062	1.35%	(0.09%)	2.02%	146.24%
$9.63	(45.56%)		231,150	1.40%	0.34%	1.52%	158.57%
$22.50	10.60	%(f)	760,257	1.34%	0.16%	1.34%	214.83%
$21.30	30.98%		376,718	1.39%	—	1.39%	219.51%
$18.28	31.51%		40,539	1.67%	(0.27%)	1.69%	292.46%

$9.84	11.31%		7,340	2.04%	(0.90%)	2.76%	146.24%
$8.84	(45.96%)		8,192	2.10%	(0.37%)	2.23%	158.57%
$21.12	9.81	%(f)	20,421	2.05%	(0.56%)	2.05%	214.83%
$20.10	30.16%		11,701	2.08%	(0.63%)	2.08%	219.51%
$17.45	30.72%		2,302	2.29%	(0.88%)	2.32%	292.46%

$9.86	11.29%		46,698	2.04%	(0.83%)	2.75%	146.24%
$8.86	(45.97%)		66,081	2.10%	(0.36%)	2.21%	158.57%
$21.16	9.79	%(f)	242,038	2.05%	(0.56%)	2.05%	214.83%
$20.14	30.17%		115,138	2.06%	(0.72%)	2.07%	219.51%
$17.48	30.67%		5,468	2.33%	(1.00%)	2.33%	292.46%

$10.16	12.02%		4,563	1.45%	(0.35%)	2.17%	146.24%
$9.07	(45.71%)		4,825	1.59%	0.11%	1.74%	158.57%
$21.51	10.28	%(f)	9,193	1.62%	(0.15%)	1.62%	214.83%
$20.43	30.87%		1,431	1.68%	(0.30%)	1.68%	219.51%
$17.63	31.47%		152	1.74%	(0.25%)	1.74%	292.46%

$11.10	12.79%		14,358	0.77%	0.35%	1.49%	146.24%
$9.89	(45.44%)		14,009	1.11%	0.65%	1.24%	158.57%
$22.97	10.77	%(f)	39,345	1.14%	0.38%	1.14%	214.83%
$21.72	31.64%		11,945	1.25%	(0.04%)	1.26%	219.51%
$18.52	31.91%		—	1.49%	0.76%	1.58%	292.46%

$11.08	12.47%		10,354	1.04%	0.23%	1.76%	146.24%
$9.90	(45.43%)		26,454	1.09%	0.71%	1.24%	158.57%
$22.99	10.88	%(f)	70,111	1.04%	0.36%	1.05%	214.83%
$21.73	31.52%		41,396	1.06%	0.41%	1.07%	219.51%
$18.55	31.93%		1,120	1.32%	0.12%	1.32%	292.46%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

2009 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Technology and Communications Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$2.25	$(0.02)	$0.58	$0.56	$–	$–	$2.80
Year Ended October 31, 2008	5.62	(0.03)	(2.15)	(2.18)	(1.19)	(1.19)	2.25
Year Ended October 31, 2007(f)	4.21	(0.05)	1.48	1.43	(0.02)	(0.02)	5.62
Year Ended October 31, 2006	3.71	(0.03)	0.53	0.50	–	–	4.21
Year Ended October 31, 2005	3.52	(0.03)	0.22	0.19	–	–	3.71
Class B Shares
Year Ended October 31, 2009	2.08	(0.04)	0.54	0.50	–	–	2.58
Year Ended October 31, 2008	5.32	(0.06)	(1.99)	(2.05)	(1.19)	(1.19)	2.08
Year Ended October 31, 2007(f)	4.02	(0.08)	1.40	1.32	(0.02)	(0.02)	5.32
Year Ended October 31, 2006	3.57	(0.06)	0.51	0.45	–	–	4.02
Year Ended October 31, 2005	3.41	(0.05)	0.21	0.16	–	–	3.57
Class C Shares
Year Ended October 31, 2009	2.10	(0.04)	0.54	0.50	–	–	2.60
Year Ended October 31, 2008	5.36	(0.08)	(1.99)	(2.07)	(1.19)	(1.19)	2.10
Year Ended October 31, 2007(f)	4.05	(0.08)	1.41	1.33	(0.02)	(0.02)	5.36
Year Ended October 31, 2006	3.60	(0.04)	0.49	0.45	–	–	4.05
Year Ended October 31, 2005	3.43	(0.05)	0.22	0.17	–	–	3.60
Class R Shares
Year Ended October 31, 2009	2.14	(0.02)	0.54	0.52	–	–	2.66
Year Ended October 31, 2008	5.42	(0.04)	(2.05)	(2.09)	(1.19)	(1.19)	2.14
Year Ended October 31, 2007(f)	4.07	(0.06)	1.43	1.37	(0.02)	(0.02)	5.42
Year Ended October 31, 2006	3.60	(0.05)	0.52	0.47	–	–	4.07
Year Ended October 31, 2005	3.42	(0.03)	0.21	0.18	–	–	3.60
Institutional Class Shares
Year Ended October 31, 2009	2.33	(0.01)	0.60	0.59	–	–	2.92
Year Ended October 31, 2008	5.77	(0.02)	(2.23)	(2.25)	(1.19)	(1.19)	2.33
Year Ended October 31, 2007(f)	4.31	(0.04)	1.52	1.48	(0.02)	(0.02)	5.77
Year Ended October 31, 2006	3.79	(0.02)	0.54	0.52	–	–	4.31
Year Ended October 31, 2005	3.58	(0.02)	0.23	0.21	–	–	3.79

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Technology and Communications Fund

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

24.44%	$1,929	1.64%	(0.73%)	3.04%	76.77%
(48.17%)	1,754	1.66%	(0.88%)	1.84%	576.66%
34.22%	3,652	1.70%	(1.12%)	1.70%	418.63%
13.48%	3,797	1.66%	(1.01%)	2.03%	368.77%
5.40%	3,071	1.72%	(0.87%)	2.23%	654.64%

24.04%	216	2.38%	(1.45%)	3.78%	76.77%
(48.53%)	253	2.32%	(1.54%)	2.48%	576.66%
33.09%	795	2.38%	(1.78%)	2.39%	418.63%
12.61%	1,312	2.36%	(1.72%)	2.73%	368.77%
4.69%	1,038	2.41%	(1.55%)	2.93%	654.64%

23.81%	143	2.38%	(1.46%)	3.78%	76.77%
(48.55%)	153	2.32%	(1.54%)	2.44%	576.66%
33.10%	740	2.36%	(1.80%)	2.37%	418.63%
12.50%	79	2.33%	(1.71%)	2.73%	368.77%
4.96%	33	2.41%	(1.51%)	3.06%	654.64%

24.30%	3	1.88%	(1.03%)	3.25%	76.77%
(48.31%)	1	1.92%	(1.15%)	2.13%	576.66%
33.92%	1	2.00%	(1.42%)	2.07%	418.63%
13.06%	1	1.97%	(1.34%)	2.39%	368.77%
5.26%	1	1.83%	(1.01%)	2.33%	654.64%

25.32%	7,736	1.38%	(0.44%)	2.77%	76.77%
(48.12%)	10,966	1.33%	(0.54%)	1.53%	576.66%
34.59%	17,468	1.38%	(0.79%)	1.38%	418.63%
13.72%	7,708	1.33%	(0.73%)	1.74%	368.77%
5.87%	2,344	1.40%	(0.77%)	1.68%	654.64%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$6.49	$(0.02)	$1.13	$1.11	$–	$–	$7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	–	–	12.36
Year Ended October 31, 2006	9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	9.57
Year Ended October 31, 2005	8.49	(0.05)	1.52	1.47	–	–	9.96
Class B Shares
Year Ended October 31, 2009	6.05	(0.06)	1.06	1.00	–	–	7.05
Year Ended October 31, 2008	11.72	(0.13)	(3.78)	(3.91)	(1.76)	(1.76)	6.05
Year Ended October 31, 2007	9.13	(0.15)	2.74	2.59	–	–	11.72
Year Ended October 31, 2006	9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	9.13
Year Ended October 31, 2005	8.24	(0.12)	1.47	1.35	–	–	9.59
Class C Shares
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	–	–	11.80
Year Ended October 31, 2006	9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	9.19
Year Ended October 31, 2005	8.29	(0.15)	1.51	1.36	–	–	9.65
Class R Shares
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	–	–	11.97
Year Ended October 31, 2006	9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	9.29
Year Ended October 31, 2005	8.27	–	1.44	1.44	–	–	9.71
Institutional Class Shares
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	–	–	12.64
Year Ended October 31, 2006	10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	9.75
Year Ended October 31, 2005	8.59	(0.03)	1.55	1.52	–	–	10.11

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Ratios/Supplemental Data
Total Return (a) (b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

17.10%		$31,871	1.59%		(0.23%)		2.06%		173.05%
(38.63%)		39,294	1.52%		(0.63%)		1.59%		364.06%
29.29%		84,973	1.50%		(0.69%)		1.51%		334.26%
1.77%	(f)	86,364	1.46	%(g)	(0.52	%)(g)	1.48	%(g)	389.34%
17.31%		76,762	1.56%		(0.89%)		1.56%		442.04%

16.53%		2,827	2.21%		(0.85%)		2.69%		173.05%
(39.10%)		3,176	2.21%		(1.32%)		2.29%		364.06%
28.37%		6,324	2.21%		(1.40%)		2.21%		334.26%
1.18%	(f)	6,072	2.15	%(g)	(1.24	%)(g)	2.18	%(g)	389.34%
16.38%		4,253	2.24%		(1.53%)		2.24%		442.04%

16.58%		13,512	2.21%		(0.85%)		2.69%		173.05%
(39.18%)		16,889	2.21%		(1.32%)		2.29%		364.06%
28.40%		34,820	2.21%		(1.40%)		2.21%		334.26%
1.18%	(f)	36,040	2.15	%(g)	(1.23	%)(g)	2.18	%(g)	389.34%
16.41%		22,774	2.22%		(1.56%)		2.22%		442.04%

17.50%		811	1.34%		0.01%		1.82%		173.05%
(38.83%)		922	1.71%		(0.83%)		1.80%		364.06%
28.85%		1,734	1.81%		(1.02%)		1.81%		334.26%
1.60%	(f)	1,037	1.70	%(g)	(0.79	%)(g)	1.72	%(g)	389.34%
17.41%		637	1.54%		(0.93%)		1.54%		442.04%

17.69%		6,518	1.21%		0.19%		1.68%		173.05%
(38.56%)		4,200	1.21%		(0.30%)		1.30%		364.06%
29.64%		4,736	1.21%		(0.39%)		1.22%		334.26%
2.16%	(f)	4,601	1.17	%(g)	(0.29	%)(g)	1.19	%(g)	389.34%
17.69%		1,737	1.23%		(0.55%)		1.23%		442.04%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(g)	Excludes reimbursement from the Investment Adviser.

2009 Annual Report

Notes to Financial Statements

October 31, 2009

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Equity Long-Short Fund (“Equity Long-Short”)
–	Aberdeen Health Sciences Fund (“Health Sciences”)
–	Aberdeen Natural Resources Fund (“Natural Resources”)
–	Aberdeen Small Cap Fund (“Small Cap”)
–	Aberdeen Technology and Communications Fund (“Technology and Communications”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity”) (formerly “Aberdeen Select Growth Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. For Funds that invest in foreign equity securities, “fair value” prices are automatically provided by an independent fair value service if such prices are available in accordance with fair value procedures approved by the Board of Trustees. Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s net asset value (“NAV”) is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and therefore, do not represent fair value. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820,” formerly “FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets.
•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009:

	Investments in Securities
	LEVEL 1 - Quoted Prices ($)	LEVEL 2 - Other Significant Observable Inputs ($)	Total ($)

Aberdeen Equity Long-Short Fund
Common Stocks - Long Positions	184,829,292	–	184,829,292
Common Stocks - Short Positions	(52,257,422)	–	(52,257,422)
Exchange Traded Funds - Short Positions	(19,170,334)	–	(19,170,334)

	113,401,536	–	113,401,536

Aberdeen Health Sciences Fund
Common Stock
Pharmaceuticals	5,004,085	729,518	5,733,603
All Other	9,926,192	–	9,926,192

	14,930,277	729,518	15,659,795

Aberdeen Natural Resources Fund
Common Stock	89,213,150	–	89,213,150

Aberdeen Small Cap Fund
Common Stock	183,198,068	–	183,198,068

Aberdeen Technology and Communications Fund
Common Stock
Computers & Peripherals	1,588,977	151,866	1,740,843
Electronic Equipment & Instruments	–	104,148	104,148
Machinery	–	198,300	198,300
Semiconductors & Semiconductor Equipment	1,200,912	107,286	1,308,198
Wireless Telecommunication Services	203,651	232,724	436,375
Office Electronics	–	98,044	98,044
All Other	5,962,226	–	5,962,226

	8,955,766	892,368	9,848,134

Aberdeen U.S. Equity Fund
Common Stock	55,229,946	–	55,229,946

Amounts listed as “-” are $0 or round to $0.

There were no Level 3 securities held in the Funds during the year ended October 31, 2009. For detailed industry descriptions, see the accompanying Statements of Investments.

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB ASC 820, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no Forward Contracts outstanding as of October 31, 2009.

(e)	Short Sales

During the period, Equity Long-Short engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Funds.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years, 2005 to 2009, remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transaction with Affiliates

(a)	Investment Adviser

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Trustees.

For services provided under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. The Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
Equity Long-Short (a)	Up to $250 million	1.50%
	On $250 million and more	1.25%
Health Sciences	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Natural Resources	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Small Cap	Up to $100 million	0.95%
	On $100 million and more	0.80%
Technology and Communications	Up to $500 million	0.88%
	$500 million up to $2 billion	0.83%
	On $2 billion and more	0.78%
U.S. Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Adviser.

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 7, 2008 with the Trust on behalf of the Funds that is effective through at least February 28, 2010, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short (a)	1.70%	2.45%	2.45%	N/A	1.95%	1.45%	1.45%
Health Sciences	1.51%	2.26%	2.26%	N/A	1.76%	1.26%	1.26%
Natural Resources	1.41%	2.16%	2.16%	N/A	1.66%	1.16%	1.16%
Small Cap	1.29%	2.04%	2.04%	N/A	1.54%	1.04%	1.04%
Technology and Communications	1.63%	2.38%	2.38%	N/A	1.88%	1.38%	1.38%
U.S. Equity	1.46%	2.21%	2.21%	N/A	1.71%	1.21%	1.21%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Adviser.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (expires 10/31/11)	Amount Fiscal Year 2009 (expires 10/31/12)	Total
Equity Long-Short	$261,716	$701,934	$963,650
Health Sciences	3,207	107,089	110,296
Natural Resources	–	157,788	157,788
Small Cap	801,093	1,440,795	2,241,888
Technology and Communications	34,841	143,154	177,995
U.S. Equity	75,078	260,071	335,149

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

(b)	Fund Administration

Under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual

Annual Report 2009

56

Notes to Financial Statements (continued)

October 31, 2009

fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

(d)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Health Sciences	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Natural Resources	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Small Cap	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Technology and Communications	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
U.S. Equity	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%) and 1.00% on Class C shares of the series of the Trust, (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2009, AFD retained commissions of $270,788 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C and certain Class A shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2009 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
Equity Long-Short	$37,726
Health Sciences	1,932
Natural Resources	65,707
Small Cap	41,038
Technology and Communications	135
U.S. Equity	36,834

2009 Annual Report

57

Notes to Financial Statements (continued)

October 31, 2009

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for U.S. Equity). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Equity Long-Short	$145,455	$53	$2,164	N/A	$–	$1,103	$–
Health Sciences	694	2	285	N/A	5	–	–
Natural Resources	16,623	500	7,186	N/A	72	107	5,508
Small Cap	28,139	211	3,098	N/A	994	5,815	2,518
Technology and Communications	11	2	177	N/A	–	–	6
U.S. Equity	1,183	1	354	N/A	9	31	–

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Equity Long-Short	$127,097	$–	$6,971	N/A	$409	$548	$–
Health Sciences	242	103	52	N/A	–	–	–
Natural Resources	139,962	1,420	17,778	N/A	1,335	–	14,147
Small Cap	267,127	76	15,358	N/A	220	2,034	6,706
Technology and Communications	253	1	5	N/A	1	–	–
U.S. Equity	2,338	8	236	N/A	171	–	–

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2009, were as follows:

Fund	Purchases	Sales
Equity Long-Short	$461,794,059	$387,355,900
Health Sciences	7,644,227	14,848,857
Natural Resources	69,082,869	65,753,031
Small Cap	311,296,799	480,556,391
Technology and Communications	7,634,575	12,063,899
U.S. Equity	93,515,496	110,278,339

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Annual Report 2009

58

Notes to Financial Statements (continued)

October 31, 2009

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and established the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification became nonauthoritative. ASC 105-10 was effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds reference GAAP.

9. Federal Tax Information

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Equity Long-Short	$114,758,690	$6,220,633	$(7,577,787)	$(1,357,154)
Health Sciences	15,836,827	560,398	(737,430)	(177,032)
Natural Resources	78,765,143	12,362,586	(1,914,579)	10,448,007
Small Cap	168,444,461	21,567,431	(6,813,824)	14,753,607
Technology and Communications	9,226,318	842,483	(220,667)	621,816
U.S. Equity	46,905,703	8,981,073	(656,830)	8,324,243

2009 Annual Report

59

Notes to Financial Statements (continued)

October 31, 2009

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Equity Long-Short	$–	$–	$–	$–	$–	$–
Health Sciences	39,890	–	39,890	–	–	39,890
Natural Resources	299,308	117,657	416,965	–	–	416,965
Small Cap	–	–	–	–	484,579	484,579
Technology and Communications	–	–	–	–	–	–
U.S. Equity	–	–	–	–	–	–

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Equity Long-Short	$90,396	$–	$90,396	$–	$125,761	$216,157
Health Sciences	1,688,817	781,922	2,470,739	–	704,272	3,175,011
Natural Resources	12,884,585	6,860,339	19,744,924	–	–	19,744,924
Small Cap	194,924,028	4,065,679	198,989,707	–	193,462	199,183,169
Technology and Communications	4,404,087	425,596	4,829,683	–	–	4,829,683
U.S. Equity	17,395,218	2,070,758	19,465,976	–	–	19,465,976

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Equity Long-Short	$–	$–	$–	$–	$(17,379,340)	$(1,357,154)	$(18,736,494)
Health Sciences	19,598	–	19,598	–	(4,170,883)	(176,612)	(4,327,897)
Natural Resources	–	–	–	–	(49,065,302)	10,448,007	(38,617,295)
Small Cap	–	–	–	–	(517,304,795)	14,753,607	(502,551,188)
Technology and Communications	–	–	–	–	(9,857,590)	621,884	(9,235,706)
U.S. Equity	–	–	–	–	(31,745,480)	8,324,119	(23,421,361)

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Annual Report 2009

60

Notes to Financial Statements (continued)

October 31, 2009

Fund	Amount	Expires
Equity Long-Short	$4,435,936	2011
Equity Long-Short	523,506	2012
Equity Long-Short	12,419,898	2017
Health Sciences	969,370	2016
Health Sciences	3,201,513	2017
Natural Resources	49,065,302	2017
Small Cap	211,702,685	2016
Small Cap	305,602,110	2017
Technology and Communications	455,590	2010
Technology and Communications	911,180	2012
Technology and Communications	4,255,390	2016
Technology and Communications	4,235,430	2017
U.S. Equity	14,257,653	2016
U.S. Equity	17,487,827	2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “–” are $0 or round to $0.

10. Significant Shareholders

As of October 31, 2009, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

Fund	Ownership %	Account Owner
Equity Long-Short Fund	37.4%	SEI Private Trust Company
Technology & Communications Fund	46.5	Aberdeen Optimal Allocations Fund: Specialty
	13.0	Aberdeen Optimal Allocations Fund: Moderate
Health Sciences Fund	28.1	Aberdeen Optimal Allocations Fund: Specialty
	13.7	Aberdeen Optimal Allocations Fund: Moderate
	10.6	Aberdeen Optimal Allocations Fund: Moderate Growth

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009. However, the following are details relating to a subsequent event that has occurred since October 31, 2009 through December 28, 2009. At a meeting of the Board of Trustees held on December 8, 2009, the Board of Trustees approved the closing and liquidation of Health Sciences fund and Technology and Communications fund. Current plans are for a liquidation to occur on or about February 26, 2010.

Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. Liquidation basis of accounting requires the Funds to record assets and liabilities at values expected to be achieved in liquidation. A change to the liquidation basis of accounting would not have a material effect on the Funds carrying value of assets and liabilities nor its operations. There were no adjustments necessary to the financial statements, which are prepared on a going-concern basis, to conform to a liquidation basis of accounting.

Based on Management’s evaluation, no other adjustments were required to the Financial Statements and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9,

2009 Annual Report

61

Notes to Financial Statements (concluded)

October 31, 2009

2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Annual Report 2009

62

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Equity Long-Short Fund, Aberdeen Health Sciences Fund, Aberdeen Natural Resources Fund, Aberdeen Small Cap Fund, Aberdeen Technology and Communications Fund and Aberdeen U.S. Equity Fund, six of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four year period ended October 31, 2008, were audited by other auditors. Those auditors also expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated December 30, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

2009 Annual Report

63

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009 and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,014.30	$10.97	2.16%
	Class B	$1,000.00	$1,010.90	$14.65	2.89%
	Class C	$1,000.00	$1,010.50	$14.65	2.89%
	Class R	$1,000.00	$1,013.60	$12.08	2.38%
	Institutional Class	$1,000.00	$1,015.10	$9.29	1.83%
Aberdeen Health Sciences Fund	Class A	$1,000.00	$1,145.80	$8.87	1.64%
	Class B	$1,000.00	$1,141.30	$12.20	2.26%
	Class C	$1,000.00	$1,142.70	$12.21	2.26%
	Class R	$1,000.00	$1,154.80	$8.15	1.50%
	Institutional Service Class	$1,000.00	$1,148.50	$4.28	0.79%
	Institutional Class	$1,000.00	$1,146.50	$6.82	1.26%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$1,231.00	$9.22	1.64%
	Class B	$1,000.00	$1,227.20	$12.13	2.16%
	Class C	$1,000.00	$1,227.90	$12.13	2.16%
	Class R	$1,000.00	$1,230.40	$9.39	1.67%
	Institutional Service Class	$1,000.00	$1,233.10	$6.53	1.16%
	Institutional Class	$1,000.00	$1,233.70	$6.53	1.16%
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,194.00	$8.07	1.46%
	Class B	$1,000.00	$1,189.80	$11.26	2.04%
	Class C	$1,000.00	$1,189.40	$11.26	2.04%
	Class R	$1,000.00	$1,195.30	$7.75	1.40%
	Institutional Service Class	$1,000.00	$1,200.00	$3.22	0.58%
	Institutional Class	$1,000.00	$1,196.50	$5.76	1.04%
Aberdeen Technology and Communications Fund	Class A	$1,000.00	$1,216.50	$9.39	1.68%
	Class B	$1,000.00	$1,211.30	$13.27	2.38%
	Class C	$1,000.00	$1,209.30	$13.25	2.38%
	Class R	$1,000.00	$1,214.60	$10.72	1.92%
	Institutional Class	$1,000.00	$1,216.70	$7.71	1.38%
Aberdeen U.S. Equity Fund (formerly Aberdeen Select Growth Fund)	Class A	$1,000.00	$1,178.30	$8.62	1.57%
	Class B	$1,000.00	$1,175.00	$12.12	2.21%
	Class C	$1,000.00	$1,173.60	$12.11	2.21%
	Class R	$1,000.00	$1,180.60	$5.55	1.01%
	Institutional Class	$1,000.00	$1,178.70	$6.64	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

Annual Report 2009

64

Shareholder Expense Examples (Concluded)/(unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,014.32	$11.03	2.16%
	Class B	$1,000.00	$1,010.64	$14.75	2.89%
	Class C	$1,000.00	$1,010.64	$14.75	2.89%
	Class R	$1,000.00	$1,013.21	$12.15	2.38%
	Institutional Class	$1,000.00	$1,015.98	$9.34	1.83%
Aberdeen Health Sciences Fund	Class A	$1,000.00	$1,016.94	$8.37	1.64%
	Class B	$1,000.00	$1,013.81	$11.54	2.26%
	Class C	$1,000.00	$1,013.81	$11.54	2.26%
	Class R	$1,000.00	$1,027.22	$7.66	1.50%
	Institutional Service Class	$1,000.00	$1,021.22	$4.03	0.79%
	Institutional Class	$1,000.00	$1,018.85	$6.43	1.26%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$1,016.94	$8.37	1.64%
	Class B	$1,000.00	$1,014.32	$11.03	2.16%
	Class C	$1,000.00	$1,014.32	$11.03	2.16%
	Class R	$1,000.00	$1,016.79	$8.52	1.67%
	Institutional Service Class	$1,000.00	$1,019.36	$5.92	1.16%
	Institutional Class	$1,000.00	$1,019.36	$5.92	1.16%
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,017.85	$7.45	1.46%
	Class B	$1,000.00	$1,014.92	$10.41	2.04%
	Class C	$1,000.00	$1,014.92	$10.41	2.04%
	Class R	$1,000.00	$1,018.15	$7.15	1.40%
	Institutional Service Class	$1,000.00	$1,022.28	$2.96	0.58%
	Institutional Class	$1,000.00	$1,019.96	$5.31	1.04%
Aberdeen Technology and Communications Fund	Class A	$1,000.00	$1,016.74	$8.58	1.68%
	Class B	$1,000.00	$1,013.21	$12.15	2.38%
	Class C	$1,000.00	$1,013.21	$12.15	2.38%
	Class R	$1,000.00	$1,015.53	$9.80	1.92%
	Institutional Class	$1,000.00	$1,018.25	$7.04	1.38%
Aberdeen U.S. Equity Fund (formerly Aberdeen Select Growth Fund)	Class A	$1,000.00	$1,017.29	$8.01	1.57%
	Class B	$1,000.00	$1,014.06	$11.28	2.21%
	Class C	$1,000.00	$1,014.06	$11.28	2.21%
	Class R	$1,000.00	$1,020.11	$5.16	1.01%
	Institutional Class	$1,000.00	$1,019.11	$6.18	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2009 Annual Report

65

Other Tax Information (Unaudited)

For the period ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the year ended October 31, 2009, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Health Sciences	100.00%
Natural Resources	100.00%

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Health Sciences	100.00%
Natural Resources	100.00%

The Funds designate the following amounts as long term capital gains distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Natural Resources	$117,657

Annual Report 2009

66

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory Agreements for the Aberdeen Funds

Aberdeen U.S. Equity Fund, Aberdeen Equity Long-Short Fund, Aberdeen Small Cap Fund, Aberdeen Health Sciences Fund, Aberdeen Natural Resources Fund and Aberdeen Technology and Communications Fund (each, a “Fund” and collectively, the “Funds”) are investment portfolios of Aberdeen Funds (the “Trust”). The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) (the “Agreement”) at most of its meetings throughout the year. Each year, the Board, including the Independent Trustees, meets to review the Agreement to determine whether to approve the continuation of the Agreement, typically for an additional one-year period.

On October 1, 2007, Nationwide Fund Advisors sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting and established the Funds and other Aberdeen Funds that were created as shell portfolios without assets in order to facilitate the reorganization of a corresponding portfolio of Nationwide Mutual Funds into an Aberdeen Fund. The Funds commenced operations on June 23, 2008.

In connection with the contract review meetings, the Trustees receive materials that AAMI believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fee and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of each Fund, (iv) information about the profitability of the Agreement to AAMI, (v) information obtained through the completion of a questionnaire by AAMI (the Trustees are consulted as to the information requested through that questionnaire) and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the Investment Company Act of 1940 and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) AAMI’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the education, experience and number of personnel on AAMI’s investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and net sales of each Fund. This information generally includes, among other things, third-party performance rankings from two providers for various periods (including prior to AAMI’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. One or more members of the portfolio management team makes periodic presentations to the Board of Trustees, and if a Fund is identified as presenting possible performance concerns it may be subject to more frequent Board presentations and reviews.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2009. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. They considered the need for AAMI to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the AAMI to the Funds, but also the administrative services provided by AAMI to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

2009 Annual Report

67

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Funds’ Agreement. The Board noted that the performance of each of Health Sciences Fund and Technology and Communications Fund in 2008 lagged that of its respective benchmark and the median of its peer group, although each such Fund in 2007 had performance that exceeded that of the benchmark and median of the peer group. The Board noted that the performance of Natural Resources Fund had lagged its benchmark in 2008 and lagged the median of its peer group in 2007, although such Fund’s performance exceeded its benchmark in 2007 and the median of its peer group in 2008. The Board noted that U.S. Equity Fund had lagged its benchmark in 2008, although it outperformed the same measure in 2007 and outperformed the median of its peer group in 2007 and 2008. With respect to U.S. Equity Fund, the Board also noted that the Fund’s strategy changed effective March 2009 from a growth style to a core style and the Fund changed its classification from non-diversified to diversified, and that the results of these changes were not yet reflected in performance results. The Board noted that Equity Long-Short Fund had lagged its benchmark in 2008, although it had outperformed its benchmark and peer group in 2007. Finally, the Board noted that Small Cap Fund’s performance had lagged both its benchmark and the median of its peer group in both 2007 and 2008.

As noted above, the Trustees considered that AAMI had commenced management of the Funds only upon their reorganizations in June 2008 and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and AAMI supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense level of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds. The Board noted that each of the Funds was in the fourth quintile of net total expenses as compared to its peer group, which means that at least 60% of the funds in such peer group had lower net total expense ratios. The Board also noted that each Fund’s net management fee was below the median of its peer group, and that Small Cap Fund’s net management fee was the lowest in its peer group. The Trustees considered that in connection with the reorganizations of the Nationwide Mutual Funds into the Funds and other Aberdeen Funds, management had agreed to limit operating expenses until June 2010 (two years following the reorganizations). They considered the amounts waived or reimbursed by AAMI under the expense limitation agreement.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to each Fund was fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that the Funds were subject to an expense cap, that the Funds were subject to breakpoints and that all Funds other than Small Cap Fund had breakpoints in their advisory fees in excess of the current asset level. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to AAMI and its affiliates of their relationships with the Funds, as discussed above.

Annual Report 2009

68

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Funds and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Fund.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of the AAMI to provide distribution and administrative services to the Funds, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued for an additional one-year period.

2009 Annual Report

69

Management of the Funds (Unaudited)

As of October 31, 2009

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin J. Gilbert(1),**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited. Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	24	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Chairman of the Board Trustee since December 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	25	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board), and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	22	None.

Annual Report 2009

70

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith was a Managing Editor with BCA Research (“BCA”) (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. He helped direct the firm’s investment strategy and was editor of several U.S. and international publications. Since 2009, Mr. Smith serves on the Board of Advisors of BCA. Mr. Smith lectures to investment groups around the globe.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) from 1997 through 2008, DirectorMacquarie AIR-serv Holdings, Inc. since 2006, Director Smarte Carte, Inc. since 2007.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	22	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 22 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
1	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2009 Annual Report

71

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Gary Marshall** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd and chief executive of Aberdeen Asset Management Life and Pensions Ltd. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada. He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management, Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1966	Chief Compliance Officer (Since June 2008), Vice President – Compliance (Since December 2008)	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal, US, Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).

Annual Report 2009

72

Management of the Funds (Unaudited) (concluded)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development Collective Funds/North American Open and Closed End Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)	Currently, Head of Equities, US for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Ms. Sitar, and Mr. Sullivan hold officer positions with The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Funds.

2009 Annual Report

73

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President

Megan Kennedy, Secretary and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0140-1209

ANNUAL REPORT

ABERDEEN FUNDS FIXED INCOME SERIES

OCTOBER 31, 2009

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Global Fixed Income Fund	Page 3
Aberdeen Tax-Free Income Fund	Page 15

Financial Statements	Page 21

Notes to Financial Statements	Page 31

Report of Independent Registered Public Accounting Firm	Page 42

Shareholder Expense Examples	Page 43

Supplemental Information	Page 46
Management of the Funds	Page 51

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 16, 2009

Dear Valued Shareholder:

Welcome to the 2009 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Welcome shareholders

We are pleased to announce that on June 30, 2009, Aberdeen Asset Management PLC closed the transaction with Credit Suisse AG to purchase large parts of the global investors business. At that time the Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund became part of the Aberdeen Funds family.

Looking ahead

As 2009 draws to a close, it seems reasonable, given the strength of this year’s market rallies and continued uncertainty surrounding the economic environment, to be somewhat more cautious in our outlook for 2010. Aberdeen is committed to a clear and consistent investment process that is completed by thorough research of each investment. On the following pages in the Market Review and Outlook, we outline our view on the financial marketplace.

Thanks to our strong disciplines and disciplined stock selection process, we believe we remain well placed to identify undervalued securities that will outperform in the long term.

Yours sincerely,

Gary R. Marshall

President

2009 Annual Report

1

Market Review

In the first four months of the reporting period (November 2008 to March 2009), the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the economy slipped into the worst recession since World War II. Credit and money markets came close to drying up in the wake of the collapse of Lehman Brothers, a once-venerable U.S. financial institution. These events caused a severe downturn in global trade, with the economies of Asia’s exporter nations the first to contract. Meanwhile, panic selling in global financial markets triggered a flight to safety. Governments around the world responded to the crisis by injecting unprecedented amounts of liquidity into the financial system via fiscal stimulus and the easing of monetary policy, thereby enabling many economies to avoid falling into a deeper recession.

Between March and October of 2009, equities staged a remarkable rebound amid signs of economic stability as well as better-than-expected corporate earnings results. The increased liquidity created momentum from by standing investors. Relief subsequently turned to optimism regarding economic recovery. The turnaround was most notable in the emerging markets with the MSCI Emerging Markets Index gaining 64.63% versus the 19.21% return of the developed-market MSCI World Index. The relatively stronger expansion was spurred considerably by the Chinese government’s $565 billion economic stimulus plan which was implemented in November 2008.

Shares of U.S. companies participated in the rally, however underperformed relative to the overall global market. The economic recovery in the U.S. was passive to materialize in comparison to many other global markets, hindered for most of the period by a reduction in consumer spending amid rising unemployment and the continual ongoing slump in the housing market. U.S. economic data began to display signs of improvement late in the period, however, as the gross domestic product (GDP) grew to 3.5% in the third quarter of 2009. Even excluding the significant contribution from the bump in automobile sales from the government’s “Cash for Clunkers” rebate program, the GDP’s advance still was nearly 2.5%. Employment is still declining, nonetheless at a slower pace. Although prices remain soft, sales of existing houses have been on an increase. Finally, corporate earnings for the third quarter of 2009 generally exceeded expectations which were driven primarily by cost reductions.

Global fixed income markets also performed well with all of the sectors within the asset class recording positive returns. The upturn began in the first quarter of 2009 after a prolonged flight to safety had resulted in yields on government bonds declining to record-low levels. As the investors’ risk appetite improved, the high-yield corporate bonds subsequently outperformed government securities. Within the U.S. both taxable and municipal bonds, as measured by the Barclays Capital U.S. Aggregate Bond and Barclays Capital Municipal Bond indices, respectively, registered sizeable gains in an environment of falling interest rates and improving credit markets.

We believe that the global economy is at a crossroads. In our view, China and other emerging markets are critical to any bullish view of global economic growth and should continue to grow over the long term. However in the short-to-medium term, these countries similar to the U.S. are either direct or indirect beneficiaries of government economic stimulus measures.

Annual Report 2009

2

Aberdeen Global Fixed Income Fund (Unaudited)

Effective July 20, 2009, the Aberdeen Asset Management Global Fixed Income Team assumed the day-to-day responsibilities for management of the Fund.

The Aberdeen Global Fixed Income Fund (Class A shares at NAV) returned 23.12% for the annual period ended October 31, 2009, versus the 18.41% return of its benchmark, the Barclays Capital Global Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 131 funds) was 21.19% for the period.

Since becoming a member of the Aberdeen family of funds on July 20, 2009, the Fund (Class A shares at NAV) returned 7.35% for the period ended October 31, 2009, versus the 5.15% return of the Barclays Capital Global Aggregate Bond Index.

Early in the reporting period, the global central banks’ focus moved away from inflationary concerns to the global economic downturn. Additionally, a financial crisis in the banking sector spiraled out of control, equity markets fell sharply, volatility reached historical highs and access to credit dried up. Consequently, government bonds posted very high returns as yields fell across the yield curve, while non-government bonds significantly underperformed. Interest rate cuts, central bank liquidity injections and government-backed rescue packages and guarantees were all required to bring markets back from the brink of collapse and to try to reduce the effects of recession. During the latter part of the period, there was an increase in risk appetite, as investors focused on reduced stress in the financial system and the improvement in the global economy. Economic data were mixed, with some indicators showing that a recovery may have begun. Regarding the currency markets, the U.S. dollar was generally well-supported during bouts of turbulence early in the period. However, in March 2009, the Federal Reserve introduced quantitative easing, in which it pumps money into the economy by purchasing government securities, marking a watershed for the U.S. dollar. The low absolute level of interest rates added to the disincentive for investors to own U.S. dollars. Additionally, improved sentiment and liquidity in the second half of the period encouraged investors to use the dollar to fund investments in higher-yielding currencies and asset classes.

The level of commitment to low-rate financing by global governments encouraged us to position the Fund with a long duration relative to its benchmark, the Barclays Capital Global Aggregate Bond Index, which contributed positively to performance for the period. Additionally, we felt that, because the U.S. government’s stimulus package was the largest among the developed markets, the country was likely to exit recession ahead of other major economies. This influenced our decision to maintain an underweight exposure to U.S. bonds relative to European and UK securities. This positioning enhanced performance as the U.S. fixed income market underperformed versus Europe during the period. The underweight exposure to 30-year U.S. Treasury bonds also provided a positive relative return, as long-term government securities declined due to concerns over future inflation and rising public sector debt.

Our active currency management hindered investment results. We moved the portfolio to an overweight position versus the benchmark in the U.S. dollar at various intervals throughout the period in the belief that investors’ flight to quality, combined with weak fundamentals across the rest of the world, would support the dollar. We reduced the above-benchmark exposure to the dollar given the Federal Reserve’s quantitative easing, but maintained the overweights relative to the British pound sterling and the euro when we identified relative value opportunities. Although our active management of the sterling exposure added to performance, as did the overweight allocation to the strongly-performing Australian dollar, our overall currency strategy detracted from the relative return for the period.

The Fund’s corporate bond holdings during the period primarily were in issues of high-quality financial and non-cyclical companies. These positions contributed positively to Fund performance, as both segments of the market weathered the credit crisis relatively well. We slightly changed the credit profile of the Fund during the second half of 2009 as liquidity returned, reducing holdings in lower-quality bonds and securities of U.S.-domiciled companies in favor of European non-cyclical issues. This reflected our view that valuations had improved significantly from their lows despite the fact that the global economic recovery was in its very early stages. We also increased our exposure to U.S. mortgages by purchasing residential mortgage-backed securities (RMBS), and moved the portfolio from an underweight to an overweight stance versus the benchmark in commercial mortgage-backed securities (CMBS).

The Fund is positioned with a bias toward European bonds versus U.S. securities and has a neutral position versus its benchmark, the Barclays Capital Global Aggregate Bond Index, in Japan. The portfolio’s duration is slightly longer than that of the benchmark, with the interest rate exposure concentrated in Europe. The overall allocation to the peripheral European markets is underweight; within this region, there are overweight positions in Austria, Finland and Ireland relative to Spain and Portugal. The Fund is overweight in non-government bonds in comparison to domestic governments. Within the corporate sector, there are overweights in the financials sector, particularly senior bank debt. There are also small overweight allocations to sovereign bonds, which are government obligations denominated in foreign currencies, and supranational securities, which are issued jointly by the governments of two or more countries. The securitized asset sector is slightly underweight relative to the benchmark. There is an overweight to CMBS and a small underweight to RMBS in the U.S. The Fund has no holdings in European mortgages. Regarding currency positioning, there are overweights in the U.S. dollar relative to the Australian and New Zealand dollars, as well as the euro. The portfolio is underweight in the British pound sterling versus the euro.

2009 Annual Report

3

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Global Fixed Income Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, inflation, credit, prepayment and call risk. The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

4

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	10 Yr.	Inception[2,3]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	23.12%	4.88%	–	6.60%	2.11%	1.20%
	w/SC6	17.92%	3.97%	–	6.02%
Class C5	w/o SC	22.17%	–	–	3.84%	2.80%	1.95%
	w/SC7	21.17%	–	–	3.84%
Institutional Service Class[4,8]	w/o SC	23.42%	5.14%	6.60%	6.91%	1.87%	0.95%
Institutional Class[5,8]	w/o SC	23.49%	5.15%	6.60%	6.92%	1.80%	0.95%

*	As of July 20, 2009. The difference between gross and net operating expense reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Fixed Income Fund, Inc. (the “Global Fixed Income Predecessor Fund”). The Fund has adopted the performance of the Global Fixed Income Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Global Fixed Income Predecessor Fund. The Fund and the Global Fixed Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Global Fixed Income Predecessor Fund commenced operations on November 30, 2001.
3	Class C shares of the Global Fixed Income Predecessor Fund commenced operations on April 29, 2005.
4	Institutional Service Class shares acquired the assets of the Common Class and Advisor Class shares of the Global Fixed Income Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Global Fixed Income Predecessor Fund, as Advisor shares were no longer available for investment.
5	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Global Fixed Income Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have not been adjusted to reflect Institutional Class share expenses.
6	A 4.25% front-end sales charge was deducted.
7	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
8	Not subject to any sales charges.

2009 Annual Report

5

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate™ Bond Index, the Pan-European™ Aggregate Index, the Global Treasury™ Index, the Asian-Pacific™ Aggregate Index, the Eurodollar™ Index and the U.S. Investment™ Grade 144A Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Foreign Non-Government Bonds	27.7%
Other Domestic Government Bonds	23.2%
Corporate Bonds	16.2%
U.S. Government Mortgage Backed Agencies	14.1%
U.S. Treasury Obligations	5.0%
Commercial Mortgage Backed Securities	4.9%
Yankee Dollars	2.3%
Municipal Bonds	0.8%
Convertible Corporate Bonds	0.6%
Collateralized Mortgage Obligations	0.1%
Other assets in excess of liabilities	5.1%
100.0%

Top Industries
Commercial Banks	16.2%
Diversified Financial Services	6.4%
Government Related	5.5%
Diversified Holding Companies	4.4%
Diversified Telecommunication Services	2.9%
Insurance	2.2%
Electric Utilities	2.2%
Health Care Equipment & Supplies	0.7%
Miscellaneous Manufacturing	0.7%
Real Estate Investment Trust (REIT)	0.7%
Other	58.1%
100.0%

Top Holdings
Eksportfinans ASA	4.5%
GE Financial Assurance Holdings, Inc.	4.4%
Federal National Mortgage Association TBA	3.7%
Landwirtschaftliche Rentenbank	3.5%
Kreditanstalt fuer Wiederaufbau	2.9%
Bundesrepublik Deutschland, Series 03	2.7%
Development Bank of Japan	2.6%
Bundesrepublik Deutschland, Series 05	2.5%
U.S. Treasury Note	2.0%
Federal National Mortgage Association TBA	1.9%
Other	69.3%
100.0%

Top Countries
United States	43.5%
Germany	15.0%
United Kingdom	7.3%
Italy	5.1%
Norway	4.5%
Denmark	3.7%
Japan	2.6%
Spain	2.1%
Netherlands	2.0%
Canada	2.0%
Other	12.2%
100.0%

Annual Report 2009

6

Statement of Investments

October 31, 2009

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATION (0.1%)
UNITED STATES (0.1%)
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class 1A6 (USD), 5.50%, 12/25/34	$48,114	$47,939
Total Collateralized Mortgage Obligation		47,939
COMMERCIAL MORTGAGE BACKED SECURITIES (4.9%)
UNITED STATES (4.9%)
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class ASB (USD), 4.59%, 07/10/43 (a)	100,000	102,026
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4 (USD), 5.45%, 01/15/49	153,000	141,702
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class ASB (USD), 5.71%, 02/10/51 (a)	100,000	99,186
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4 (USD), 5.49%, 02/10/51	100,000	88,408
BCAP LLC Trust, Series 2009-RR2, Class A1 (USD), 5.77%, 01/21/38 (a)	70,022	66,105
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/42 (a)	45,000	46,013
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB (USD), 5.32%, 02/11/44	100,000	98,156
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class AAB (USD), 5.71%, 06/11/40 (a)	90,000	89,364
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (a)	100,000	92,891
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 (USD), 5.47%, 01/12/45 (a)	50,000	48,305
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 (USD), 5.89%, 11/15/44 (a)	90,000	88,934
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4 (USD), 6.01%, 12/10/49 (a)	75,000	69,431
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5 (USD), 5.62%, 06/26/37 (a)	99,870	96,485
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 25A1 (USD), 5.65%, 07/27/36 (a)(b)	90,771	86,042
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 30A1 (USD), 5.85%, 07/27/37 (a)(b)	91,503	87,493
Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1 (USD), 6.11%, 05/26/37 (a)	93,927	90,937
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB (USD), 4.62%, 08/10/42	60,000	60,479
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4 (USD), 5.79%, 02/12/51	80,000	72,520
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB (USD), 6.01%, 06/15/49 (a)	100,000	98,659
JPMorgan Re-Remic, Series 2009-7, Class 14A1 (USD), 5.80%, 07/27/37 (a)(b)	95,390	93,433
JPMorgan Re-Remic, Series 2009-7, Class 17A1 (USD), 6.84%, 07/27/37 (a)(b)	93,183	89,968
JPMorgan Re-Remic, Series 2009-7, Class 1A1 (USD), 6.00%, 08/27/37 (a)(b)	94,379	92,523
JPMorgan Re-Remic, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (b)	94,519	90,097

	Shares or Principal Amount	Value
JPMorgan Re-Remic, Series 2009-8, Class A1 (USD), 5.80%, 04/20/36 (a)	$93,350	$88,894
Morgan Stanley Capital I, Series 2005-IQ10, Class AAB (USD), 5.18%, 09/15/42	75,000	77,457
Morgan Stanley Capital I, Series 2007-IQ14, Class AAB (USD), 5.65%, 04/15/49	60,000	55,971
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4 (USD), 5.31%, 11/15/48	10,000	9,674
		2,221,153
Total Commercial Mortgage Backed Securities		2,221,153
CORPORATE BONDS (16.2%)
UNITED STATES (16.2%)
Aerospace & Defense (0.1%)
Boeing Co. (The) (USD), 5.88%, 02/15/40	50,000	53,050
Beverages (0.3%)
Anheuser-Busch Inbev Worldwide, Inc. (USD), 4.13%, 01/15/15 (b)	125,000	126,036
Chemicals (0.3%)
Chevron Phillips Chemical Co. LLC (USD), 7.00%, 06/15/14 (b)	45,000	49,755
Dow Chemical Co. (The) (USD), 5.90%, 02/15/15	80,000	82,760
		132,515
Commercial Banks (3.1%)
AgriBank FCB (USD), 9.13%, 07/15/19 (b)	250,000	268,812
Bank of America Corp. (USD), 6.50%, 08/01/16	65,000	69,542
Citigroup, Inc. (USD), 6.50%, 08/19/13	70,000	75,036
(USD), 8.50%, 05/22/19	107,000	125,073
(USD), 8.13%, 07/15/39	72,000	83,784
Goldman Sachs Group, Inc. (The) (USD), 5.45%, 11/01/12	100,000	107,601
(USD), 5.13%, 01/15/15	230,000	242,336
Morgan Stanley, Series F (USD), MTN, 6.00%, 04/28/15	250,000	267,508
PNC Funding Corp. (USD), 4.25%, 09/21/15	52,000	52,160
Wells Fargo & Co. (USD), 4.38%, 01/31/13	45,000	46,857
Wells Fargo & Co., Series I (USD), 3.75%, 10/01/14	49,000	48,984
		1,387,693
Commercial Services & Supplies (0.1%)
Allied Waste North America, Inc., Series B (USD), 7.25%, 03/15/15	45,000	47,306
Containers & Packaging (0.2%)
International Paper Co. (USD), 7.95%, 06/15/18	70,000	78,024
Diversified Financial Services (0.7%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19	48,000	48,389
Countrywide Home Loans, Inc., Series L (USD), MTN, 4.00%, 03/22/11	22,000	22,426
ERAC USA Finance Co. (USD), 8.00%, 01/15/11 (b)	150,000	157,756

See accompanying notes to financial statements.

2009 Annual Report

7

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
National Rural Utilities Cooperative Finance Corp., Series C (USD), MTN, 7.25%, 03/01/12	$60,000	$66,669
Raymond James Financial, Inc. (USD), 8.60%, 08/15/19	32,000	34,880
		330,120
Diversified Holding Company (4.4%)
GE Financial Assurance Holdings, Inc. (JPY), 1.60%, 06/20/11	200,000,000	1,975,956
Diversified Telecommunication Services (2.0%)
AT&T, Inc. (USD), 6.15%, 09/15/34	135,000	136,088
CenturyTel, Inc., Series P (USD), 7.60%, 09/15/39	58,000	56,748
Embarq Corp. (USD), 7.08%, 06/01/16	315,000	344,125
Verizon Communications, Inc. (USD), 5.55%, 02/15/16	335,000	362,752
		899,713
Electric Utilities (1.1%)
Constellation Energy Group, Inc. (USD), 7.60%, 04/01/32	60,000	64,136
Dominion Resources, Inc. (USD), 7.50%, 06/30/66 (a)	32,000	31,360
Dominion Resources, Inc., Series 06-B (USD), 6.30%, 09/30/66 (a)	45,000	38,925
FPL Group Capital, Inc.
(USD), 6.35%, 10/01/66 (a)	45,000	41,513
(USD), 6.65%, 06/15/67	21,000	19,635
Integrys Energy Group, Inc. (USD), 6.21%, 12/01/66 (a)	65,000	52,000
KCP&L Greater Missouri Operations Co. (USD), 11.88%, 07/01/12 (c)	30,000	34,818
NiSource Finance Corp. (USD), 5.40%, 07/15/14	40,000	41,364
Pennsylvania Electric Co. (USD), 5.20%, 04/01/20	50,000	50,229
PPL Capital Funding, Inc., Series A (USD), 6.70%, 03/30/67 (a)	80,000	68,800
Wisconsin Energy Corp., Series A (USD), 6.25%, 05/15/67 (a)	45,000	39,150
		481,930
Electronic Equipment & Instruments (0.1%)
Amphenol Corp. (USD), 4.75%, 11/15/14	45,000	45,250
Energy Equipment & Services (0.6%)
Enterprise Products Operating LP, Series M (USD), 5.65%, 04/01/13	90,000	95,510
Kinder Morgan Energy Partners LP (USD), 6.50%, 09/01/39	50,000	50,927
Midcontinent Express Pipeline LLC (USD), 6.70%, 09/15/19	45,000	45,513
Williams Cos., Inc. (USD), 7.13%, 09/01/11	40,000	42,575
Williams Partners LP (USD), 7.50%, 06/15/11	45,000	46,578
		281,103

	Shares or Principal Amount	Value
Health Care Equipment & Supplies (0.7%)
Baxter International, Inc. (USD), 4.50%, 08/15/19	$180,000	$182,984
CareFusion Corp. (USD), 5.13%, 08/01/14 (b)	45,000	47,283
CVS Caremark Corp. (USD), 6.13%, 09/15/39	40,000	40,408
Roche Holdings, Inc. (USD), 6.00%, 03/01/19 (b)	60,000	66,933
		337,608
Insurance (1.0%)
Everest Reinsurance Holdings, Inc. (USD), 5.40%, 10/15/14	130,000	128,743
Massachusetts Mutual Life Insurance Co. (USD), 8.88%, 06/01/39 (b)	150,000	182,722
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (b)	46,000	48,060
W.R. Berkley Corp. (USD), 7.38%, 09/15/19	75,000	78,547
		438,072
Media (0.3%)
News America, Inc. (USD), 6.90%, 08/15/39 (b)	55,000	58,312
Viacom, Inc. (USD), 5.63%, 09/15/19	80,000	82,892
		141,204
Metals & Mining (0.1%)
Nucor Corp. (USD), 6.40%, 12/01/37	45,000	50,131
Oil, Gas & Consumable Fuels (0.1%)
Airgas, Inc. (USD), 7.13%, 10/01/18 (b)	25,000	25,812
Sempra Energy (USD), 6.00%, 10/15/39	50,000	50,095
		75,907
Real Estate Investment Trust (REIT) (0.6%)
Kimco Realty Corp. (USD), 6.88%, 10/01/19	65,000	66,824
Simon Property Group LP (USD), 7.75%, 01/20/11	180,000	189,456
		256,280
Software (0.4%)
Oracle Corp. (USD), 4.95%, 04/15/13	165,000	178,674
		7,316,572
Total Corporate Bonds		7,316,572
CONVERTIBLE CORPORATE BONDS (0.6%)
UNITED STATES (0.6%)
Commercial Banks (0.5%)
National City Corp. (USD), 4.00%, 02/01/11	200,000	202,500
Real Estate Investment Trust (REIT) (0.1%)
ERP Operating LP (USD), 3.85%, 08/15/26	45,000	44,069
		246,569
Total Convertible Corporate Bonds		246,569

See accompanying notes to financial statements.

Annual Report 2009

8

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
FOREIGN NON-GOVERNMENT BONDS (27.7%)
AUSTRALIA (0.3%)
Commercial Banks (0.3%)
Commonwealth Bank of Australia (EUR), 5.50%, 08/06/19	$100,000	$151,927
DENMARK (3.7%)
Commercial Banks (3.7%)
Danske Bank A/S (EUR), EMTN, 5.38%, 08/18/14 (a)	70,000	100,851
Landwirtschaftliche Rentenbank (EUR), 1.38%, 04/25/13	140,000,000	1,581,826
		1,682,677
FRANCE (1.2%)
Construction & Engineering (0.6%)
Bouygues SA (EUR), 6.13%, 07/03/15	150,000	243,722
Diversified Telecommunication Services (0.2%)
France Telecom, Series 54 (EUR), EMTN, 7.25%, 01/28/13	50,000	83,266
Insurance (0.4%)
Axa SA, Series 21 (EUR), EMTN, 5.78%, 12/31/49 (a)	70,000	89,099
Groupama SA (EUR), 6.30%, 10/22/49 (a)	100,000	107,419
		196,518
		523,506
GERMANY (3.7%)
Commercial Banks (0.8%)
Commerzbank AG, Series 551 (EUR), EMTN, 4.13%, 09/13/16 (a)	50,000	68,409
IKB Deutsche Industriebank AG (EUR), 2.13%, 09/10/12	200,000	293,683
		362,092
Government Related (2.9%)
Kreditanstalt fuer Wiederaufbau (EUR), 2.05%, 02/16/26	120,000,000	1,289,261
		1,651,353
ITALY (1.0%)
Commercial Banks (0.7%)
Intesa Sanpaolo SpA (EUR), EMTN, 5.00%, 04/28/11	100,000	153,260
UniCredit SpA (EUR), EMTN, 4.88%, 02/12/13	100,000	155,333
		308,593
Insurance (0.3%)
Assicurazioni Generali SpA (EUR), EMTN, 5.13%, 09/16/24	100,000	148,220
		456,813

	Shares or Principal Amount	Value
JAPAN (2.6%)
Government Related (2.6%)
Development Bank of Japan (JPY), 1.05%, 06/20/23	$120,000,000	$1,193,127
NETHERLANDS (1.1%)
Diversified Telecommunication Services (0.5%)
Deutsche Telekom International Finance BV (EUR), 7.13%, 07/11/11	150,000	238,539
Electric Utilities (0.6%)
E.ON International Finance BV (EUR), 5.25%, 09/08/15	150,000	238,747
		477,286
NORWAY (4.5%)
Diversified Financial Services (4.5%)
Eksportfinans ASA (JPY), 1.80%, 06/21/10	180,000,000	2,010,378
REPUBLIC OF IRELAND (0.6%)
Commercial Banks (0.3%)
Bank of Ireland (EUR), EMTN, 4.63%, 04/08/13	100,000	148,159
Diversified Financial Services (0.3%)
Irish Nationwide Building Society (EUR), EMTN, 3.50%, 09/22/10	100,000	148,549
		296,708
SPAIN (2.1%)
Commercial Banks (1.8%)
Banco Santander SA, Series 11 (EUR), 3.50%, 02/06/14	500,000	750,725
CA Valencia Y Alicante (EUR), EMTN, 3.00%, 10/27/14	50,000	73,280
		824,005
Insurance (0.3%)
Mapfre SA (EUR), 5.92%, 07/24/37 (a)	100,000	126,294
		950,299
SWEDEN (0.7%)
Commercial Banks (0.7%)
Nordea Bank AB (EUR), EMTN, 6.25%, 09/10/18 (a)	100,000	154,584
Skandinaviska Enskilda Banken AB (GBP), EMTN, 6.63%, 07/09/14	100,000	172,224
		326,808
SWITZERLAND (0.7%)
Commercial Banks (0.4%)
UBS AG London (EUR), EMTN, 5.63%, 05/19/14	100,000	157,755
Supranational (0.3%)
Eurofima (EUR), EMTN, 4.00%, 10/27/21	100,000	147,571
		305,326

See accompanying notes to financial statements.

2009 Annual Report

9

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (3.9%)
Commercial Banks (2.7%)
Bank of Scotland PLC (EUR), EMTN, 4.38%, 07/13/16	$500,000	$743,088
Barclays Bank PLC (GBP), EMTN, 8.25%, 12/15/49 (a)	70,000	107,404
HSBC Capital Funding LP (EUR), 5.37%, 12/31/49 (a)	90,000	118,529
Royal Bank of Scotland Group PLC, Series 2958 (EUR), EMTN, 5.25%, 05/15/13	100,000	153,773
Standard Chartered Bank (EUR), 5.88%, 09/26/17	50,000	77,271
		1,200,065
Diversified Financial Services (0.7%)
Nationwide Building Society, Series 2006-2 (EUR), EMTN, 3.88%, 12/05/13	100,000	148,088
Yorkshire Building Society (EUR), EMTN, 2.25%, 10/26/12	100,000	147,087
		295,175
Insurance (0.2%)
Aviva PLC (EUR), 5.70%, 09/29/49 (a)	80,000	105,359
Water Utilities (0.3%)
Severn Trent Utilities Finance PLC (EUR), EMTN, 5.25%, 03/11/16	100,000	154,025
		1,754,624
UNITED STATES (1.6%)
Commercial Banks (0.7%)
Bank of America Corp., Series 169 (EUR), EMTN, 4.75%, 05/23/17 (a)	100,000	134,321
Citigroup, Inc. (EUR), EMTN, 7.38%, 09/04/19	50,000	80,575
SG Capital Trust III (EUR), 5.42%, 11/10/49 (a)	100,000	122,134
		337,030
Miscellaneous Manufacturing (0.7%)
ITW Finance Europe SA (EUR), 5.25%, 10/01/14	200,000	307,713
Specialty Retail (0.2%)
Wal-Mart Stores, Inc. (EUR), 4.88%, 09/21/29	50,000	72,262
		717,005
Total Foreign Non-Government Bonds		12,497,837
MUNICIPAL BONDS (0.8%)
UNITED STATES (0.8%)
California (0.3%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 6.26%, 04/01/49	55,000	55,531
Univeristy of California Revenue Bonds (Build America Bonds) (USD), 5.77%, 05/15/43	65,000	67,914
		123,445
Illinois (0.3%)
Chicago Illinois Board of Education General Obligation Unlimited Bonds (Build America Bonds), Series E (USD), 6.14%, 12/01/39	65,000	67,590

	Shares or Principal Amount	Value
Chicago Illinois Metropoliton Water Reclamation District-Greater Chicago General Obligation Limited Bonds (Build America Bonds) (USD), 5.72%, 12/01/38	$55,000	$57,926
		125,516
Missouri (0.1%)
Missouri State Highways & Transit Commission State Road Revenue Bonds (Build America Bonds) (USD), 5.45%, 05/01/33	65,000	65,131
Texas (0.1%)
North Texas Tollway Authority Revenue Bonds (Build America Bonds) (USD), 6.72%, 01/01/49	55,000	59,922
		374,014
Total Municipal Bonds		374,014
OTHER DOMESTIC GOVERNMENT BONDS (23.2%)
AUSTRALIA (0.6%)
Australian Government Bond, Series 217 (AUD), 6.00%, 02/15/17	265,000	245,970
CANADA (2.0%)
Canadian Government Bond
(CAD), 5.00%, 06/01/14	425,000	434,150
(CAD), 4.00%, 06/01/17	150,000	146,797
Canadian Government Bond, Series WL43 (CAD), 5.75%, 06/01/29	260,000	295,820
		876,767
FINLAND (0.6%)
Finnish Government Bond (EUR), 4.00%, 07/04/25	190,000	278,184
GERMANY (11.3%)
Bundesrepublik Deutschland, Series 00 (EUR), 5.25%, 01/04/11	170,000	262,850
Bundesrepublik Deutschland, Series 02
(EUR), 5.00%, 01/04/12	495,000	782,948
(EUR), 5.00%, 07/04/12	140,000	223,531
Bundesrepublik Deutschland, Series 03 (EUR), 4.25%, 01/04/14	760,000	1,205,747
Bundesrepublik Deutschland, Series 04 (EUR), 4.25%, 07/04/14	35,000	55,659
Bundesrepublik Deutschland, Series 05
(EUR), 3.50%, 01/04/16	730,000	1,121,833
(EUR), 4.00%, 01/04/37	105,000	153,707
Bundesrepublik Deutschland, Series 06 (EUR), 4.00%, 07/04/16	125,000	197,149
Bundesrepublik Deutschland, Series 07 (EUR), 4.25%, 07/04/39	200,000	307,175
Bundesrepublik Deutschland, Series 09
(EUR), 3.75%, 01/04/19	120,000	184,148
(EUR), 3.50%, 07/04/19	395,000	593,494
		5,088,241
GREECE (0.3%)
Hellenic Republic of Greece, Series 30YR (EUR), 4.50%, 09/20/37	120,000	153,569

See accompanying notes to financial statements.

Annual Report 2009

10

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ITALY (3.9%)
Buoni Poliennali Del Tesoro
(EUR), 4.00%, 04/15/12	$480,000	$742,122
(EUR), 4.00%, 02/01/17	380,000	583,761
(EUR), 5.00%, 09/01/40	280,000	420,029
		1,745,912
NETHERLANDS (0.7%)
Netherlands Government Bond (EUR), 4.50%, 07/15/17	210,000	335,481
SWEDEN (0.7%)
Swedish Government Bond, Series 1046 (SEK), 5.50%, 10/08/12	2,100,000	325,734
UNITED KINGDOM (3.1%)
United Kingdom Treasury Gilt
(GBP), 5.00%, 03/07/25	395,000	718,082
(GBP), 4.25%, 03/07/36	400,000	665,168
		1,383,250
Total Other Domestic Government Bonds		10,433,108
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (14.1%)
UNITED STATES (14.1%)
Federal Home Loan Mortgage Corp., Pool # 1J0867 (USD), 5.18%, 01/01/38(a)	116,885	121,944
Federal Home Loan Mortgage Corp., Pool # G04701 (USD), 6.00%, 01/01/38	143,260	152,669
Federal Home Loan Mortgage Corp., Series 2751, Class NE (USD), 5.00%, 06/15/32	130,000	137,255
Federal Home Loan Mortgage Corp., Series 2827, Class TE (USD), 5.00%, 04/15/33	85,000	90,153
Federal Home Loan Mortgage Corp., Series 2836, Class EG (USD), 5.00%, 12/15/32	85,000	89,559
Federal Home Loan Mortgage Corp., Series 2941, Class XD (USD), 5.00%, 05/15/33	130,000	137,070
Federal National Mortgage Association TBA
(USD), 5.00%, 11/12/39 (d)	1,625,000	1,684,413
(USD), 5.50%, 11/12/39 (d)	800,000	842,000
(USD), 6.00%, 11/12/39 (d)	260,000	276,169
(USD), 6.50%, 11/12/39 (d)	800,000	858,750
Federal National Mortgage Association, Pool # 190367 (USD), 5.50%, 01/01/36	86,719	91,599
Federal National Mortgage Association, Pool # 685200 (USD), 5.00%, 03/01/18	356,576	380,641
Federal National Mortgage Association, Pool # 745418 (USD), 5.50%, 04/01/36	119,628	126,359
Federal National Mortgage Association, Pool # 745516 (USD), 5.50%, 05/01/36	83,548	88,249
Federal National Mortgage Association, Pool # 848838 (USD), 5.50%, 01/01/36	81,414	85,995
Federal National Mortgage Association, Pool # 868691 (USD), 6.00%, 04/01/36	160,790	171,300
Federal National Mortgage Association, Pool # 889139 (USD), 5.50%, 03/01/37	93,052	98,288
Federal National Mortgage Association, Pool # 930768 (USD), 4.00%, 03/01/29	258,324	258,741

	Shares or Principal Amount	Value
Federal National Mortgage Association, Pool # 960128 (USD), 6.00%, 11/01/37	$83,987	$89,398
Federal National Mortgage Association, Pool # 966202 (USD), 6.00%, 12/01/37	127,008	135,191
Federal National Mortgage Association, Series 2005-51, Class ND (USD), 5.50%, 11/25/33	265,000	281,107
Federal National Mortgage Association, Series 2009-86, Class PC (USD), 5.00%, 03/25/37	130,000	136,677
		6,333,527
Total U.S. Government Mortgage Backed Agencies		6,333,527
U.S. TREASURY OBLIGATIONS (5.0%)
UNITED STATES (5.0%)
U.S. Treasury Bonds (USD), 4.25%, 05/15/39	75,000	75,176
U.S. Treasury Notes
(USD), 1.00%, 09/30/11	130,000	130,366
(USD), 1.00%, 10/31/11	246,000	246,462
(USD), 1.38%, 10/15/12	927,000	926,058
(USD), 2.38%, 09/30/14	134,000	134,533
(USD), 2.38%, 10/31/14	190,000	190,490
(USD), 3.00%, 09/30/16	170,000	170,452
(USD), 3.63%, 08/15/19	384,000	391,380
		2,264,917
Total U.S. Treasury Obligations		2,264,917
YANKEE DOLLARS (2.3%)
AUSTRALIA (0.3%)
Commercial Banks (0.1%)
Commonwealth Bank of Australia (USD), 3.75%, 10/15/14 (b)	59,000	59,586
Metals & Mining (0.2%)
Barrick Australia Finance Private Ltd. (USD), 5.95%, 10/15/39 (b)	65,000	63,497
		123,083
HONG KONG (0.2%)
Commercial Services & Supplies (0.2%)
Hutchison Whampoa International Ltd. (USD), 4.63%, 09/11/15 (b)	90,000	90,527
ITALY (0.2%)
Diversified Telecommunication Services (0.2%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	75,000	77,733
LUXEMBOURG (0.3%)
Electric Utilities (0.2%)
ENEL Finance International SA (USD), 6.00%, 10/07/39 (b)	100,000	102,302
Metals & Mining (0.1%)
ArcelorMittal (USD), 7.00%, 10/15/39	50,000	47,281
		149,583
NETHERLANDS (0.2%)
Commercial Banks (0.2%)
Rabobank Nederland (USD), 2.65%, 08/17/12 (b)	100,000	101,208

See accompanying notes to financial statements.

2009 Annual Report

11

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
REPUBLIC OF IRELAND (0.1%)
Diversified Financial Services (0.1%)
Iberdrola Finance Ireland (USD), 5.00%, 09/11/19 (b)	$55,000	$55,456
REPUBLIC OF SOUTH KOREA (0.3%)
Electric Utilities (0.3%)
Korea Electric Power Corp. (USD), 5.50%, 07/21/14 (b)	100,000	105,549
SWEDEN (0.2%)
Auto Components (0.2%)
Volvo Treasury AB (USD), 5.95%, 04/01/15 (b)	100,000	101,659
UNITED KINGDOM (0.3%)
Commercial Banks (0.2%)
HBOS PLC (USD), 6.75%, 05/21/18 (b)	100,000	92,350
Diversified Financial Services (0.1%)
BP Capital Markets PLC (USD), 3.88%, 03/10/15	55,000	57,178
		149,528
UNITED STATES (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Talisman Energy, Inc. (USD), 5.85%, 02/01/37	28,000	27,637
TransCanada Pipelines Ltd. (USD), 6.50%, 08/15/18	30,000	33,979
		61,616
Total Yankee Dollars		1,015,942
Total Investments (Cost $39,455,916) (e)—94.9%		42,751,578
Other assets in excess of liabilities—5.1%		2,285,678
Net Assets—100.0%		$45,037,256
(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2009.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of trustees.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2009.
(d)	Mortgage Dollar Rolls.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CA	Canada
CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MTN	Medium Term Note
SEK	Swedish Krona
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

At October 31, 2009, Global Fixed Income Fund held the following futures contracts:

Futures Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Euro Bobl 5 Year Bond Future	26	12/08/09	$(1,583)
Euro Bund 10 Year Bond Future	(8)	12/08/09	(13,178)
Euro Buxl 30 Year Bond Future	5	12/08/09	16,646
Japan Government 10 Year Bond Mini Future	9	12/09/09	(5,288)
U.S. Treasury 5 Year Bond Future	(32)	12/31/09	(12,701)
			$(16,104)

See accompanying notes to financial statements.

Annual Report 2009

12

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Fixed Income Fund

At October 31, 2009, Global Fixed Income Fund’s open forward foreign currency contracts were as follows:

Purchase/Sale		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar settlement date 01/22/10	AUD	62,000	USD	56,239	$55,321	$(918)
Canadian Dollar/United States Dollar settlement date 01/22/10	CAD	144,000	USD	138,505	133,124	(5,381)
Danish Kroner/United States Dollar settlement date 01/22/10	DKK	1,100,000	USD	219,439	217,225	(2,214)
British Pound/United States Dollar settlement date 01/22/10	GBP	448,000	USD	731,385	734,803	3,418
Hungarian Forint/United States Dollar settlement date 01/22/10	HUF	9,260,000	USD	50,750	49,056	(1,694)
Malaysian Ringgit/United States Dollar settlement date 11/20/09	MYR	280,000	USD	78,789	81,906	3,118
Mexican Nuevo Peso/United States Dollar settlement date 01/22/10	MXN	1,637,000	USD	123,158	122,618	(540)
New Zealand Dollar/United States Dollar settlement date 01/22/10	NZD	50,000	USD	36,700	35,629	(1,071)
Norwegian Krone/United States Dollar settlement date 01/22/10	NOK	3,008,000	USD	533,683	523,904	(9,779)
Polish Zloty/United States Dollar settlement date 01/22/10	PLN	1,760,000	USD	617,586	605,235	(12,351)
Singapore Dollar/United States Dollar settlement date 01/22/10	SGD	166,000	USD	119,017	118,414	(603)
South African Rand/United States Dollar settlement date 01/22/10	ZAR	640,000	USD	85,411	80,785	(4,626)
South Korean Won/United States Dollar settlement date 11/20/09	KRW	465,000,000	USD	369,561	392,451	22,890
Taiwan Dollar/United States Dollar settlement date 11/20/09	TWD	5,420,000	USD	164,942	166,399	1,457
United States Dollar/Czech Koruna settlement date 01/22/10	USD	444,616	CZK	7,740,000	429,113	15,503
United States Dollar/Euro settlement date 01/22/10	USD	124,873	EUR	84,000	123,568	1,305
settlement date 01/22/10	USD	122,323	EUR	82,000	120,626	1,697
settlement date 01/22/10	USD	447,885	EUR	301,000	442,784	5,101
United States Dollar/Japanese Yen settlement date 01/22/10	USD	44,844	JPY	4,084,000	45,402	(558)
settlement date 01/22/10	USD	120,356	JPY	10,940,000	121,622	(1,266)
United States Dollar/New Zealand Dollar settlement date 01/22/10	USD	447,258	NZD	616,000	438,954	8,304
United States Dollar/Swedish Krona settlement date 01/22/10	USD	539,671	SEK	3,772,000	532,297	7,374
United States Dollar/Swiss Franc settlement date 01/22/10	USD	945,978	CHF	965,000	941,462	4,516
					$6,512,698	$33,682

See accompanying notes to financial statements.

2009 Annual Report

13

Statement of Investments (concluded)

October 31, 2009

Aberdeen Global Fixed Income Fund

At October 31, 2009, Global Fixed Income Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale		Amount Purchased		Amount Sold	Contract Value	Market Value	Net Unrealized Appreciation/ (Depreciation)
British Pound/Euro	GBP	273,349	EUR	301,000	$442,785	$448,345	$5,560
Swedish Krona/Norwegian Krone	SEK	3,053,451	NOK	2,507,000	436,644	430,897	(5,747)
Swiss Franc/Euro	CHF	965,000	EUR	637,646	938,005	941,462	3,457
						$1,820,704	$3,270

See accompanying notes to financial statements.

Annual Report 2009

14

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A Shares at NAV) returned 11.55% for the annual period ended October 31, 2009, versus the 13.60% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 245 funds) was 13.92% for the period.

The market environment during the last year presented many challenges. The collapse of Lehman Brothers and the government bailout of AIG caused investors to become apprehensive. The municipal bond market was crippled by the lack of liquidity and investors’ flight to safety. There also was a reduction in the number of municipal bond dealer firms, and the remaining firms faced capital challenges. This made it more difficult for issuers to access the market and to obtain a representative bid. Aggressive government policy began to relieve the fiscal pressures through various stimulative measures such as the American Recovery and Reinvestment Act, which was signed into law in February 2009. The stimulus plan provided between $135 and $140 billion to help states close their budget deficits and created Build America Bonds, allowing states the option of issuing tax-credit bonds instead of tax-exempt securities (if the economics are advantageous to the issuer). Investors and liquidity returned to the market as the relative value of municipal securities versus U.S. Treasuries of similar maturities remained attractive and credit concerns subsided. The flow of new money into the municipal market was at historical highs as the Federal Reserve’s commitment to low interest rates remained intact and investors moved money out of money market funds with yields at or near 0%.

The primary detractors from the Fund’s performance relative to relative to its benchmark, the Barclays Capital Municipal Bond Index, for the annual period were an overweight allocation to higher-quality bonds and a shorter duration. This positioning worked well in the first half of the annual period, but, because of below-average supply levels and increasing investor appetite for municipal bonds, hindered investment results during the second half. The decline in credit spreads (the difference in yields between the highest- and lowest-rated investment-grade municipal bonds) during the second half of the year, along with the issuance of Build America Bonds, left the tax-exempt municipal market without a sufficient supply of securities to meet the increasing investor demand. Investors’ determination to obtain higher yields at almost any cost caused them to seek lower-rated issues.

The Fund’s holdings in relatively longer-duration municipal and pre-refunded bonds – which an issuer uses to pay off existing bonds (usually before their maturity dates) in an effort to benefit from lower interest rates – enhanced performance during the reporting period. The lack of bond refundings during the period had a somewhat positive effect on pre-refunded bonds as the overall supply decreased. The issuance of Build America Bonds caused a scarcity of traditional municipal bonds in the long end of the yield curve, thereby enhancing the performance of longer-duration issues. The Fund’s holdings in lower-rated credits during the period also helped as credit spreads tightened due to high investor demand for these securities.

During the reporting period, we looked to upgrade the Fund’s overall credit quality by reducing positions in lower-quality issues. We also restructured the portfolio’s duration and maturity through sales of currently callable bonds with longer final maturities and purchasing non-callable issues and bonds with relatively long-term call provisions. We reduced our exposure to healthcare-related issuers and bonds backed by sales taxes. In our view, these more defensive changes should benefit Fund performance in the current challenging environment. Regarding individual securities, we sold the Fund’s holdings in bonds issued by the Philadelphia School District and the Metropolitan Pier & Exposition Authority of Chicago; both securities subsequently were downgraded by a major credit rating agency.

We maintain our cautious stance regarding the portfolio’s credit quality and maturity. We intend to continue to emphasize higher-quality investment-grade bonds given our belief that the overall environment is still challenging for issuers due to weak tax revenues, high unemployment and ongoing budget deficits. The Fund’s holdings are concentrated in general obligation, pre-refunded and education revenue issues. The education sector exposure includes both higher education and public education bonds.

Portfolio Management:

Credit Suisse Asset Management, LLC, subadviser: Frank J. Biondo and Lori A. Cohane

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate risk, credit risk, prepayment and call risk.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

15

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	11.55%	3.16%	4.78%	1.17%	0.93%
	w/SC4	6.77%	2.27%	4.33%
Class B2,9	w/o SC	10.71%	2.38%	4.07%	1.92%	1.68%
	w/SC5	5.71%	2.04%	4.07%
Class C3,8,9	w/o SC	10.74%	2.41%	4.12%	1.92%	1.68%
	w/SC6	9.74%	2.41%	4.01%
Class D	w/o SC	11.81%	3.41%	5.05%	0.92%	0.68%
	w/SC7	6.80%	2.47%	4.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please consult the Fund’s most recent prospectus for details.
1	Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns prior to the introduction of Class B shares (September 4, 2003) are based on the performance of the Predecessor Fund’s Class X shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class B shares would have produced because all classes invest in the same portfolio of securities.
3	Returns prior to the introduction of Class C shares (September 4, 2003) are based on the performance of the Predecessor Fund’s Class D shares through March 1, 2001 and the Predecessor Fund’s Class Y shares from March 2, 2001 through September 4, 2003. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
4	A 4.25% front-end sales charge was deducted.
5	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	A 4.50% front-end sales charge was deducted.
8	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Performance has been adjusted to reflect difference in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels which, if reflected, may have resulted in higher or lower performance for a given share class.

Annual Report 2009

16

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Municipal Bonds	98.4%
Other assets in excess of liabilities	1.6%
100.0%

Top Holdings
Indiana Toll Road Commission Revenue Bonds	5.2%
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Series B	5.1%
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A	3.7%
Alabama 21st Century Authority Revenue Bonds	3.1%
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program)	3.0%
University of California Revenue Bonds, Series Q	2.9%
Texas State General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund)	2.2%
Fort Bend Independent School District General Obligation Unlimited Bonds	2.2%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2005 V	2.0%
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Refunded, Series D	1.9%
Other	68.7%
100.0%

Top States
Texas	21.5%
California	8.2%
Washington	7.1%
Alabama	7.1%
Massachusetts	6.8%
Indiana	6.1%
Pennsylvania	5.3%
Georgia	5.2%
New York	5.1%
Michigan	3.8%
Other	23.8%
100.0%

2009 Annual Report

17

Statement of Investments

October 31, 2009

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (98.4%)
Alabama (7.1%)
Alabama 21st Century Authority Revenue Bonds 5.75%, 12/01/15	$1,500,000	$1,547,955
5.50%, 12/01/21	4,000,000	3,847,960
Auburn University Revenue Bonds, Series A, 5.50%, 06/01/18	1,685,000	1,756,444
City of Birmingham Revenue Bonds, Warrants, Series A, 4.75%, 01/01/29	1,750,000	1,642,952
		8,795,311
Arizona (2.3%)
Mesa Industrial Development Authority Revenue Bonds, (Discovery Health System), Prerefunded, Series A, 5.63%, 01/01/29	800,000	814,600
Tempe Arizona General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,056,142
		2,870,742
California (8.2%)
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/39	1,000,000	1,036,620
California State Economic Recovery General Obligation Unlimited Bonds, Series A, 5.00%, 07/01/22	1,100,000	1,116,093
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,106,360
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project), Series A, 5.00%, 10/01/22	1,300,000	1,373,528
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	1,960,520
University of California Revenue Bonds, Series Q, 5.25%, 05/15/29	3,320,000	3,582,911
		10,176,032
Connecticut (3.4%)
Hartford General Obligation Unlimited Bonds, Series A 5.00%, 08/15/15	1,895,000	2,136,480
5.00%, 08/15/16	1,870,000	2,112,539
		4,249,019
District of Columbia (1.5%)
District of Columbia General Obligation Unlimited Bonds, Unrefunded Balance, Prerefunded, Series A, 5.50%, 06/01/29	1,775,000	1,799,584
Florida (0.9%)
Florida State Board of Education General Obligation Unlimited Bonds, Refunded (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,085,228
Georgia (5.2%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	561,370

	Shares or Principal Amount	Value
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	$100,000	$108,362
Georgia Local Government Certificate of Participation, (Grantor Trust), Series A, 4.75%, 06/01/28	975,000	849,566
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series 2005 V, 6.60%, 01/01/18	55,000	64,252
Municipal Electric Authority of Georgia Revenue Bonds, Series 2005 V, 6.60%, 01/01/18	2,230,000	2,540,595
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Escrowed to Maturity, Series 2005 V, 6.60%, 01/01/18	465,000	557,777
Private Colleges & Universities Authority Revenue Bonds, Refunded, (Emory University Project), Series C, 5.00%, 09/01/17	380,000	429,244
Private Colleges & Universities Authority Revenue Bonds, Refunded, (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,392,885
		6,504,051
Illinois (1.9%)
Illinois Finance Authority Revenue Bonds (University of Chicago), Series A, 5.00%, 07/01/27	1,165,000	1,217,530
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,153,760
		2,371,290
Indiana (6.1%)
Ball State University Revenue Bonds, Prerefunded, Student Fee, Series J, 6.20%, 07/01/20	1,000,000	1,047,720
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity, 9.00%, 01/01/15	5,335,000	6,506,886
		7,554,606
Kansas (0.8%)
City of Wichita Revenue Bonds, Refunded, (Facilities Improvement), Series XI, 6.75%, 11/15/19	1,000,000	1,014,520
Louisiana (1.8%)
East Baton Rouge Parish Sales Tax Revenue Bonds, (Road & Street Improvement) , 5.00%, 08/01/24	540,000	572,438
Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed, Series 2001B, 5.88%, 05/15/39	1,750,000	1,594,302
		2,166,740
Massachusetts (6.8%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series D, 5.50%, 08/01/19	1,000,000	1,174,670
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Refunded, Series D 5.50%, 10/01/16	1,000,000	1,166,450
5.50%, 10/01/18	2,000,000	2,345,580

See accompanying notes to financial statements.

Annual Report 2009

18

Statement of Investments (continued)

October 31, 2009

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Amherst College), Series K-2, 2.75%, 11/01/38	$1,000,000	$1,017,970
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology), Series A, 5.00%, 07/01/38	1,000,000	1,051,200
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Refunded, (Tufts University), Series M, 5.25%, 02/15/22	1,500,000	1,724,505
		8,480,375
Michigan (3.8%)
Grand Rapids Building Authority General Obligation Unlimited Bonds, Refunded-Limited Tax, 5.00%, 08/01/20	900,000	962,964
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), 6.25%, 11/01/12	3,500,000	3,723,685
		4,686,649
Minnesota (0.4%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	547,765
Mississippi (0.9%)
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	1,000,000	1,125,170
Missouri (1.2%)
County of Jackson Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,540,737
New Hampshire (1.7%)
New Hampshire Health & Educational Facilities Authority Revenue Bonds (University System), Series A, 5.00%, 07/01/23	1,000,000	1,046,740
New Hampshire Health & Educational Facilities Authority Revenue Bonds, Refunded, (Dartmouth College), 5.25%, 06/01/39	1,000,000	1,071,450
		2,118,190
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Construction), Series BB, 5.25%, 09/01/24	2,000,000	2,174,220
New Jersey State Turnpike Authority Revenue Bonds, Series 2005 C, 6.50%, 01/01/16	155,000	181,018
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded, Escrowed to Maturity, Series 2005 C, 6.50%, 01/01/16	790,000	933,401
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,127,830
		4,416,469

	Shares or Principal Amount	Value
New York (5.1%)
Nassau County General Obligation Unlimited Bonds, Series F, 5.00%, 10/01/17	$750,000	$842,527
New York City Transitional Finance Authority Revenue Bonds, Prerefunded-Future Tax, Series B, 5.75%, 11/15/19	795,000	826,108
New York City Transitional Finance Authority Revenue Bonds, Secured-Future Tax, Series D, 5.00%, 02/01/23	2,000,000	2,086,700
New York City Transitional Finance Authority Revenue Bonds, Unrefunded-Future Tax, Prerefunded, Series B, 5.75%, 11/15/19	205,000	213,022
New York Local Government Assistance Corp. Revenue Bonds, Refunded, Series E, 6.00%, 04/01/14	1,000,000	1,115,270
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/23	1,160,000	1,280,304
		6,363,931
North Carolina (0.4%)
North Carolina Housing Finance Agency Revenue Bonds, (Single Family), Series AA, 6.25%, 03/01/17	425,000	425,378
Pennsylvania (5.3%)
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	915,464
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	4,100,000	4,572,976
Unionville-Chadds Ford School District General Obligation Limited Bonds, Series A, 5.00%, 06/01/22	1,000,000	1,110,800
		6,599,240
South Carolina (1.4%)
City of Greenville Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,780,051
Texas (21.5%)
City of San Antonio Revenue Bonds, Refunded, 5.00%, 05/15/25	1,000,000	1,030,390
Dallas Area Rapid Transit Revenue Bonds, Refunded, Sr. Lien, 5.00%, 12/01/36	2,000,000	2,066,080
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity, 5.00%, 02/15/18	2,300,000	2,669,725
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B, 5.75%, 07/01/27	5,325,000	6,344,045
Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/30	1,575,000	1,656,396
Houston General Obligation Limited Bonds (Public Improvement), Series A-1, 5.00%, 03/01/19	2,000,000	2,115,840
Houston Utility System Revenue Bonds, Refunded, First Lien, Series A, 5.25%, 05/15/20	1,500,000	1,621,485

See accompanying notes to financial statements.

2009 Annual Report

19

Statement of Investments (concluded)

October 31, 2009

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Lower Colorado River Authority Revenue Bonds, Refunded, Escrowed to Maturity, Jr. Lien, 6.00%, 01/01/17	$1,245,000	$1,499,067
Texas State General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,763,400
Texas State General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,220,783
Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/27	1,500,000	1,596,285
Wichita Falls Revenue Bonds (Priority Lien), Prerefunded, 5.38%, 08/01/19	2,000,000	2,161,560
		26,745,056
Washington (7.1%)
City of Seattle Revenue Bonds, Refunded, 5.13%, 03/01/26	1,000,000	1,025,000
King County General Obligation Limited Bonds, 5.00%, 01/01/25	2,000,000	2,166,900
Seattle Municipal Light & Power Revenue Bonds, Refunded, 4.50%, 08/01/19	1,000,000	1,045,520
Seattle Washington Water Systems Revenue Bonds, 5.00%, 02/01/26	1,000,000	1,075,380
Washington State General Obligation Unlimited Bonds, Refunded, Series R-2010A, 5.00%, 01/01/22	2,000,000	2,198,680
Washington State General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,346,550
		8,858,030
Total Municipal Bonds		122,274,164
Total Investments (Cost $116,724,201) (a)—98.4%		122,274,164
Other assets in excess of liabilities—1.6%		1,998,625
Net Assets—100.0%		$124,272,789

(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
General Obligation	27.0%	$32,898,235
Prerefunded Securities/Escrowed to Maturity	21.7%	26,591,507
Colleges and Universities	14.4%	17,608,885
Water & Sewer	5.1%	6,119,869
Tobacco	4.4%	5,395,915
Highway & Street Construction	4.2%	5,145,414
Finance, Taxation, & Monetary Policies	4.0%	4,868,266
Combination Utility Services	2.9%	3,586,114
Regulation, Administration of Transportation	2.8%	3,374,928
Economic Development Revenue	2.7%	3,290,313
Administration of General Economic Program	2.3%	2,839,775
Amusement & Recreation Services	1.3%	1,540,737
Asset-Backed Securities	1.3%	1,594,303
Transportation Services	1.3%	1,596,285
Nursing and Personal Care Facilities	1.0%	1,217,530
Educational Services	0.9%	1,110,800
Air, Water & Solid Waste Management	0.8%	1,030,390
Hospitals	0.8%	1,014,520
Regulation, Administration of Utilities	0.8%	1,025,000
Housing Programs	0.3%	425,378
	100%	$122,274,164

See accompanying notes to financial statements.

Annual Report 2009

20

Statements of Assets and Liabilities

October 31, 2009

	Aberdeen Global Fixed Income Fund	Aberdeen Tax- Free Income Fund
Assets:
Investments, at value (cost $39,455,916; $116,724,201)	$42,751,578	$122,274,164
Cash	4,965,926	1,479,664
Cash collateral pledged for futures	229,344	–
Foreign currency, at value (cost $814,982; $0)	801,730	–
Unrealized appreciation on forward foreign currency contracts	83,700	–
Interest and dividends receivable	431,029	1,849,255
Receivable for capital shares issued	8,976	302,304
Receivable for investments sold	1,285,285	–
Prepaid expenses and other assets	19,961	33,837

Total Assets	50,577,529	125,939,224

Liabilities:
Unrealized depreciation on forward foreign currency contracts	46,748	–
Payable for investments purchased	5,369,355	1,109,218
Distributions payable	–	399,331
Payable for capital shares redeemed	23,428	2,021
Payable for variation margin on futures contracts	13,179	–
Accrued expenses and other payables:
Investment advisory fees	44,090	66,661
Administration fees	1,314	3,669
Fund accounting and transfer agent fees	6,188	15,310
Distribution fees	1,613	6,228
Printing fees	9,730	25,776
Legal fees	3,708	5,348
Custodian fees	5,076	1,810
Other	15,844	31,063

Total Liabilities	5,540,273	1,666,435

Net Assets	$45,037,256	$124,272,789

Represented by:
Capital	$50,414,841	$119,014,951
Accumulated net investment loss	(568,346)	(124,508)
Accumulated net realized loss on investment and foreign currency transactions	(8,128,855)	(167,617)
Net unrealized appreciation on investments, forwards and translation of assets and liabilities denominated in foreign currencies	3,335,720	5,549,963
Net unrealized depreciation on futures	(16,104)	–

Net Assets	$45,037,256	$124,272,789

Net Assets:
Class A Shares	$3,826,967	$9,023,295
Class B Shares	–	987,060
Class C Shares	916,461	3,900,264
Class D Shares	–	110,362,170
Institutional Service Class Shares	40,288,584 (a)	–
Institutional Class Shares	5,244	–

Total	$45,037,256	$124,272,789

See accompanying notes to financial statements.

2009 Annual Report

21

Statements of Assets and Liabilities (concluded)

October 31, 2009

	Aberdeen Global Fixed Income Fund		Aberdeen Tax- Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	367,272		896,546
Class B Shares	–		98,124
Class C Shares	88,251		388,453
Class D Shares	–		10,968,641
Institutional Service Class Shares	3,859,671	(a)	–
Institutional Class Shares	502		–

Total	4,315,696		12,351,764

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (b)
Class A Shares	$10.42		$10.06
Class B Shares (b)	$–		$10.06
Class C Shares (c)	$10.38		$10.04
Class D Shares	$–		$10.06
Institutional Service Class Shares	$10.44	(a)	$–
Institutional Class Shares	$10.45		$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.88		$10.51
Class D Shares	$–		$10.53
Maximum Sales Charge:
Class A Shares	4.25%		4.25%
Class D Shares	N/A		4.50%

(a)	Formerly the Common Class shares.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

22

Statements of Operations

For the Year Ended October 31, 2009

	Aberdeen Global Fixed Income Fund	Aberdeen Tax- Free Income Fund
INVESTMENT INCOME:
Dividend income	$2,948	$–
Interest income	1,838,151	6,055,397

Total Income	1,841,099	6,055,397

Expenses:
Investment advisory fees	465,915	529,065
Administration fees	29,344	50,696
Fund accounting and transfer agent fees	91,030	194,438
Distribution fees Class A	10,156	22,072
Distribution fees Class B	–	9,794
Distribution fees Class C	8,721	40,604
Distribution fees Class X (a)	–	141
Distribution fees Class Y (a)	–	7
Registration and filing fees	59,133	59,283
Printing fees	42,857	81,359
Trustee fees	8,737	20,938
Compliance program costs	1,623	11,234
Custodian fees	31,523	12,667
Legal fees	24,872	67,878
Other	86,412	62,267

Total expenses before reimbursed/waived expenses	860,323	1,162,443

Earnings credit (See Note 2)	(321)	(485)
Expenses reimbursed	(397,236)	(243,207)

Net Expenses	462,766	918,751

Net Investment Income	1,378,333	5,136,646

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized loss on investment transactions	(229,253)	(167,617)
Realized gain on futures transactions	506,330	–
Realized gain on foreign currency transactions	187,719	–

Net realized gain (loss) from investments, futures and foreign currency transactions	464,796	(167,617)

Net change in unrealized appreciation from investment transactions	8,421,661	8,808,720
Net change in unrealized appreciation from future transactions	845	–
Net change in unrealized depreciation from foreign currency transactions	(622,543)	–

Net change in unrealized appreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	7,799,963	8,808,720

Net realized/unrealized gain from investments, futures and foreign currency transactions	8,264,759	8,641,103

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,643,092	$13,777,749

(a)	Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

23

Statements of Changes in Net Assets

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,378,333	$1,950,554	$5,136,646	$5,830,745
Net realized gain (loss) from investments, futures and foreign currency transactions	464,796	3,566,575	(167,617)	56,334
Net change in unrealized appreciation/depreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	7,799,963	(8,559,485)	8,808,720	(9,438,168)

Change in net assets resulting from operations	9,643,092	(3,042,356)	13,777,749	(3,551,089)

Distributions to Shareholders From:
Net investment income:
Class A	(286,043)	(269,944)	(346,951)	(368,936)
Class B	–	–	(31,163)	(23,704)
Class C	(59,118)	(33,311)	(129,012)	(63,569)
Class D	–	–	(4,622,482)	(5,292,501)
Class X(a)	–	–	(6,685)	(77,773)
Class Y(a)	–	–	(324)	(3,931)
Advisor Class(b)	(729)	(629)	–	–
Institutional Service Class(c)	(3,098,601)	(3,107,933)	–	–
Institutional Class(d)	(16)	–	–	–
Net realized gains:
Class A	–	–	–	(118,095)
Class B	–	–	–	(8,493)
Class C	–	–	–	(20,074)
Class D	–	–	–	(1,606,717)
Class X(a)	–	–	–	(27,793)
Class Y(a)	–	–	–	(1,518)

Change in net assets from shareholder distributions	(3,444,507)	(3,411,817)	(5,136,617)	(7,613,104)

Change in net assets from capital transactions	(7,859,691)	(9,766,564)	(6,082,393)	(7,631,693)

Change in net assets	(1,661,106)	(16,220,737)	2,558,739	(18,795,886)

Net Assets:
Beginning of period	46,698,362	62,919,099	121,714,050	140,509,936

End of period	$45,037,256	$46,698,362	$124,272,789	$121,714,050

Accumulated net investment income (loss) at end of period	$(568,346)	$1,258,128	$(124,508)	$(124,537)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

24

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,507,700	$1,306,450	$3,096,198	$3,790,152
Dividends reinvested	200,543	163,009	249,269	366,254
Cost of shares redeemed(e)	(2,416,183)	(2,041,512)	(2,602,949)	(4,004,438)

Total Class A	(707,940)	(572,053)	742,518	151,968

Class B Shares
Proceeds from shares issued	–	–	304,969	400,494
Dividends reinvested	–	–	18,480	21,809
Cost of shares redeemed(e)	–	–	(291,164)	(141,883)

Total Class B	–	–	32,285	280,420

Class C Shares
Proceeds from shares issued	415,705	363,075	2,020,522	1,952,588
Dividends reinvested	30,400	6,690	35,738	14,201
Cost of shares redeemed(e)	(296,028)	(255,249)	(1,457,804)	(252,979)

Total Class C	150,077	114,516	598,456	1,713,810

Class D Shares
Proceeds from shares issued	–	–	12,572,951	1,974,812
Proceeds from conversion of Class X and Class Y shares(a)	–	–	1,723,405	–
Dividends reinvested	–	–	4,823,545	5,391,581
Cost of shares redeemed(e)	–	–	(24,493,387)	(16,848,579)

Total Class D	–	–	(5,373,486)	(9,482,186)

Class X Shares(a)
Proceeds from shares issued	–	–	2,203	32,529
Dividends reinvested	–	–	6,472	98,163
Cost of shares redeemed(e)	–	–	(362,925)	(385,845)
Cost of shares converted to Class D shares	–	–	(1,641,514)	–

Total Class X	–	–	(1,995,764)	(255,153)

Class Y Shares(a)
Proceeds from shares issued	–	–	–	–
Dividends reinvested	–	–	324	5,449
Cost of shares redeemed(e)	–	–	(4,835)	(46,001)
Cost of shares converted to Class D shares	–	–	(81,891)	–

Total Class Y	–	–	(86,402)	(40,552)

Advisor Class Shares(b)
Proceeds from shares issued	934	–	–	–
Dividends reinvested	729	629	–	–
Cost of shares redeemed	–	–	–	–
Cost of shares converted to Institutional Service Class	(12,842)	–	–	–

Total Advisor Class Shares	(11,179)	629	–	–

Institutional Service Class(c)
Proceeds from shares issued	7,541,073	17,600,339	–	–
Proceeds from conversion of Advisor Class Shares	12,842	–	–	–
Dividends reinvested	3,002,563	3,008,516	–	–
Cost of shares redeemed(e)	(17,852,154)	(29,918,511)	–	–

Total Institutional Service Class	(7,295,676)	(9,309,656)	–	–

Institutional Class Shares(d)
Proceeds from shares issued	5,013	–	–	–
Dividends reinvested	14	–	–	–
Cost of shares redeemed(e)	–	–	–	–

Total Institutional Class	5,027	–	–	–

Change in net assets from capital transactions:	$(7,859,691)	$(9,766,564)	$(6,082,393)	$(7,631,693)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

25

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	159,932	128,628	318,350	380,002
Reinvested	21,384	16,295	25,461	36,768
Redeemed	(252,940)	(204,588)	(268,589)	(402,147)

Total Class A Shares	(71,624)	(59,665)	75,222	14,623

Class B Shares
Issued	–	–	31,555	41,878
Reinvested	–	–	1,892	2,196
Redeemed	–	–	(29,946)	(14,821)

Total Class B Shares	–	–	3,501	29,253

Class C Shares
Issued	42,925	35,974	209,861	201,851
Reinvested	3,260	670	3,654	1,442
Redeemed	(31,446)	(25,205)	(146,814)	(25,603)

Total Class C Shares	14,739	11,439	66,701	177,690

Class D Shares
Issued	–	–	260,793	196,539
Issued in conversion of Class X and Class Y shares(a)	–	–	35,748	–
Reinvested	–	–	360,369	541,663
Redeemed	–	–	(1,225,013)	(1,695,354)

Total Class D Shares	–	–	(568,103)	(957,152)

Class X Shares(a)
Issued	–	–	22	3,244
Reinvested	–	–	675	9,873
Redeemed	–	–	(34,680)	(39,025)
Redeemed in conversion to Class D shares(a)	–	–	(156,857)	–

Total Class X Shares	–	–	(190,840)	(25,908)

Class Y Shares(a)
Issued	–	–	–	–
Reinvested	–	–	35	549
Redeemed	–	–	(491)	(4,575)
Redeemed in conversion to Class D shares(a)	–	–	(8,313)	–

Total Class Y Shares	–	–	(8,769)	(4,026)

Advisor Class Shares(b)
Issued	116	–	–	–
Reinvested	71	58	–	–
Redeemed	–	–	–	–
Redeemed in conversion to Institutional Service Class	(1,315)	–	–	–

Total Advisor Class	(1,128)	58	–	–

Institutional Service Class(c)
Issued	801,920	1,719,756	–	–
Issued in conversion of Advisor Class shares	1,315	–	–	–
Reinvested	319,846	300,273	–	–
Redeemed	(1,888,661)	(2,957,189)	–	–

Total Institutional Service Class	(765,580)	(937,160)	–	–

Institutional Class Shares(d)
Issued	501	–	–	–
Reinvested	1	–	–	–
Redeemed	–	–	–	–

Total Institutional Class	502	–	–	–

Total change in shares:	(823,091)	(985,328)	(622,288)	(765,520)

(a)	Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.
(b)	Effective July 20, 2009, Advisor Class shares were converted into Institutional Service Class shares, and the Fund ceased offering Advisor Class shares.
(c)	Formerly the Common Class shares.
(d)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.
(e)	Includes redemption fees, if any.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

26

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$9.08	$0.26	$1.76	$2.02	$(0.68)	$(0.68)	$10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	10.27
Year Ended October 31, 2006	9.57	0.27	0.12	0.39	(0.18)	(0.18)	9.78
Year Ended October 31, 2005	10.41	0.23	(0.33)	(0.10)	(0.74)	(0.74)	9.57
Class C Shares
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	10.25
Year Ended October 31, 2006	9.57	0.20	0.11	0.31	(0.11)	(0.11)	9.77
Period Ended October 31, 2005(g)	10.12	0.07	(0.57)	(0.50)	(0.05)	(0.05)	9.57
Institutional Service Class Shares(h)
Year Ended October 31, 2009	9.09	0.29	1.76	2.04	(0.69)	(0.69)	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	10.27
Year Ended October 31, 2006	9.58	0.30	0.11	0.41	(0.20)	(0.20)	9.79
Year Ended October 31, 2005	10.42	0.27	(0.34)	(0.07)	(0.77)	(0.77)	9.58
Institutional Class Shares
Period Ended October 31, 2009(i)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	10.45

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

2009 Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratio/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

23.12%	$3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%
7.42%	5,120	1.20%	3.13%	1.90%	138.00%
4.13%	6,188	1.20%	2.82%	1.86%	79.00%
(1.32%)	15,788	1.20%	2.41%	1.84%	230.00%

22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%
6.53%	637	1.95%	2.38%	2.65%	138.00%
3.27%	772	1.95%	2.07%	2.61%	79.00%
(4.93%)	745	1.93%	1.37%	2.57%	230.00%

23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%
7.57%	57,151	0.95%	3.37%	1.65%	138.00%
4.38%	81,638	0.95%	3.07%	1.61%	79.00%
(1.07%)	114,697	0.95%	2.66%	1.59%	230.00%

7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period April 29, 2005 (commencement of operations) to October 31, 2005.
(h)	Formerly the Common Class shares.
(i)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.

Annual Report 2009

28

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$9.38	$0.39	$0.68	$1.07	$(0.39)	$–	$(0.39)	$10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Year Ended October 31, 2006	10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	10.50
Year Ended October 31, 2005	10.67	0.39	(0.18)	0.21	(0.39)	–	(0.39)	10.49
Class B Shares
Year Ended October 31, 2009	9.38	0.31	0.68	0.99	(0.31)	–	(0.31)	10.06
Year Ended October 31, 2008	10.22	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.38
Year Ended October 31, 2007	10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.22
Year Ended October 31, 2006	10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	10.50
Year Ended October 31, 2005	10.67	0.32	(0.20)	0.12	(0.31)	–	(0.31)	10.48
Class C Shares
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Year Ended October 31, 2006	10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	10.48
Year Ended October 31, 2005	10.64	0.32	(0.19)	0.13	(0.31)	–	(0.31)	10.46
Class D Shares
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23
Year Ended October 31, 2006	10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	10.50
Year Ended October 31, 2005	10.67	0.42	(0.19)	0.23	(0.42)	–	(0.42)	10.48

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

29

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)

11.55%	$9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%
1.72%	8,251	0.93%	4.13%	0.93%	39.25%
4.30%	8,714	0.95%	4.12%	0.95%	1.91%
1.98%	10,054	0.98%	3.67%	0.98%	3.70%

10.71%	987	1.68%	3.18%	1.87%	39.66%
(3.84%)	887	1.70%	3.38%	1.78%	8.07%
0.87%	668	1.68%	3.38%	1.68%	39.25%
3.52%	792	1.70%	3.37%	1.70%	1.91%
1.19%	602	1.73%	2.90%	1.73%	3.70%

10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%
0.87%	1,470	1.68%	3.38%	1.68%	39.25%
3.53%	1,207	1.70%	3.38%	1.70%	1.91%
1.30%	1,211	1.73%	2.91%	1.73%	3.70%

11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%
1.97%	127,774	0.68%	4.37%	0.68%	39.25%
4.56%	145,553	0.70%	4.37%	0.70%	1.91%
2.24%	162,139	0.72%	3.92%	0.72%	3.70%

Annual Report 2009

30

Notes to Financial Statements

October 31, 2009

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each, a “Fund”; collectively, the “Funds”).

–	Aberdeen Global Fixed Income Fund (“Global Fixed Income”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income”)

Global Fixed Income is a newly organized fund that was created to acquire the assets and liabilities of the corresponding share classes of a Credit Suisse Fund (the “Global Fixed Income Predecessor Fund”) effective July 20, 2009. For financial statement purposes, the Global Fixed Income Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the Global Fixed Income Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Global Fixed Income	Credit Suisse Global Fixed Income Fund

The Advisor shares of the Global Fixed Income Predecessor Fund were consolidated into the Common class of the Global Fixed Income Predecessor Fund immediately prior to the reorganization, to facilitate the reorganization. The following is a summary of the Global Fixed Predecessor Fund Advisor class net assets converted, and the Global Fixed Income Predecessor Fund Common class shares issued in connection with this consolidation as of July 20, 2009:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued
Common Class Shares	1,315	$12,842	$9.76

Following this consolidation and in connection with the reorganization, the Global Fixed Income Predecessor Fund’s Common class of shares became the Institutional Service Class of Global Fixed Income. The Global Fixed Income Predecessor Fund’s Class A and Class C shares became Class A and Class C, respectively, of Global Fixed Income.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value

2009 Annual Report

31

Notes to Financial Statements (continued)

October 31, 2009

under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”, formerly “FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1:    quoted prices in active markets for identical assets.

Level 2:    other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:    significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs to value the Funds’ investments as of October 31, 2009:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	Total ($)
Aberdeen Global Fixed Income Fund
Investments in Securities
Collateralized Mortgage Obligations	–	47,939	47,939
Commercial Mortgage Backed Securities	–	2,221,153	2,221,153
Convertible Corporate Bonds	–	246,569	246,569
Corporate Bonds	–	7,316,572	7,316,572
Foreign Non-Government Bonds	–	12,497,837	12,497,837
Municipal Bonds	–	374,014	374,014
Other Domestic Government Bonds	–	10,433,108	10,433,108
U.S. Government Mortgage Backed Agencies	–	6,333,527	6,333,527
U.S. Treasury Obligations	–	2,264,917	2,264,917
Yankee Dollars	–	1,015,942	1,015,942
Other Financial Instruments*
Futures Contracts	(16,104)	–	(16,104)
Forward Foreign Currency Contracts	–	39,865	36,952

	(16,104)	42,791,443	42,775,339

Aberdeen Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	122,274,164	122,274,164

	–	122,274,164	122,274,164

*	Other financial instruments are derivative instruments reflected in the Statement of Investments, such as futures, options, forwards and swap contracts which are valued at the unrealized appreciation/(depreciation) on the investment.

Amounts listed as “–” are $0 or round to $0.

There were no Level 3 securities held in the Funds during the year ended October 31, 2009. For detailed industry descriptions or state diversification, see the accompanying Statements of Investments.

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB ASC 820, when the

Annual Report 2009

32

Notes to Financial Statements (continued)

October 31, 2009

volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward Contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

(e)	Futures Contracts

Futures contracts are used to manage the interest rate exposure of certain Funds more efficiently. Their use reduces transaction costs and allows interest rate decisions to be implemented in a more timely manner. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

2009 Annual Report

33

Notes to Financial Statements (continued)

October 31, 2009

(f)	Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosures about Derivative Instruments and Hedging Activities” The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2009:

Fair Values of Derivative Instruments as of October 31, 2009

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency contracts
Foreign exchange risk
Global Fixed Income Fund	Unrealized appreciation on forward foreign currency contracts	$83,700		Unrealized depreciation on forward foreign currency contracts	$46,748
Futures contracts
Market risk
Global Fixed Income Fund	Unrealized appreciation on futures contracts	$16,646	*	Unrealized depreciation on futures contracts	$32,750	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
Global Fixed Income Fund	Realized gain on foreign currency transactions	$187,719
Futures contracts
Market risk
Global Fixed Income Fund	Realized gain on futures transactions	$506,330

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
Global Fixed Income Fund	Net change in unrealized depreciation from foreign currency transactions	$(622,543)
Futures contracts
Market risk
Global Fixed Income Fund	Net change in unrealized appreciation from futures transactions	$845

Amounts designated as “–” are zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2009.

Annual Report 2009

34

Notes to Financial Statements (continued)

October 31, 2009

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(g)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Global Fixed Income and declared daily and paid monthly for Tax-Free Income. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(k)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(l)	Securities Lending

Prior to July 20, 2009, the Global Fixed Income Predecessor Fund participated in a securities lending arrangement to generate lending income. This arrangement ceased effective July 20, 2009, when the Global Fixed Income Predecessor Fund became a Fund of the Trust, which does not maintain such an arrangement.

(m)	Line of Credit

Prior to the July 20, 2009, the Predecessor Fund participated in an arrangement whereby it maintained an unsecured line of credit for temporary liquidity purposes. No borrowings occurred under the arrangement during the period November 1, 2008 through July 20, 2009. This arrangement ceased effective July 20, 2009, when the Global Fixed Income Predecessor Fund became a Fund of the Trust, which does not maintain such an arrangement.

3. Agreements and Transaction with Affiliates

(a)	Investment Advisor

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment

2009 Annual Report

35

Notes to Financial Statements (continued)

October 31, 2009

management evaluation services in initially selecting subadvisers, allocating some or all of the Funds’ assets to the subadviser to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Funds’ assets they manage. The Subadviser for each Fund is as follows:

Fund	Subadviser
Global Fixed Income	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)*
Tax-Free Income	Credit Suisse Asset Management, LLC (“CSAM”)

*	Effective July 20, 2009, the commencement date of the Fund.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Global Fixed Income	On all assets	1.000%
Tax-Free Income	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%

From these fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the year ended October 31, 2009, CSAM received $336,432 in subadviser fees for Tax-Free Income.

Prior to July 1, 2009, the Global Fixed Income Predecessor Fund was managed by, and paid fees to, CSAM. The Global Fixed Income Predecessor Fund paid CSAM a monthly fee based on average daily net assets of the Global Fixed Income Predecessor Fund. The contractual management fee paid by the Global Fixed Income Predecessor Fund to CSAM is identical to the contractual management fee paid by Global Fixed Income to the Adviser. Effective July 1, 2009, the Global Fixed Income Predecessor Fund paid management fees to Aberdeen. For the period prior to July 1, 2009, Credit Suisse Asset Management Limited, an affiliate of CSAM, was subadviser to the Global Fixed Income Predecessor Fund. Effective July 1, 2009, AAMISL and AAMAL served as interim subadvisers to the Fund. For the period November 1, 2008 to July 19, 2009, the Global Fixed Income Predecessor Fund paid $338,147 in management fees.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 7, 2008 with the Trust on behalf of the Fund that is effective through at least February 28, 2010, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees), for all Funds except Global Fixed Income, which includes administrative services fees, from exceeding amounts listed below:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Global Fixed Income*	1.20%	N/A	1.95%	N/A	1.45%	0.95%	0.95%
Tax-Free Income	0.93%	1.68%	1.68%	0.68%	N/A	N/A	N/A

*	Global Fixed Income became a party to the Expense Limitation Agreement on July 20, 2009.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to a Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Annual Report 2009

36

Notes to Financial Statements (continued)

October 31, 2009

As of October 31, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursement for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008 (Expires 10/31/11)		Amount Fiscal Year 2009 (Expires 10/31/12)		Total
Global Fixed Income	N/A		$90,267	**	$90,267
Tax-Free Income	$76,628	*	$243,207		$319,835

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Fixed Income Predecessor Fund received voluntary fee waivers from its adviser totaling $306,969. This amount is not subject to future repayment by the Fund.

(b)	Fund Administration

Under the terms of the current Fund Administration Agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Prior to July 20, 2009, Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and State Street Bank and Trust Company (“State Street”) served as co-administrators to the Global Fixed Income Predecessor Fund pursuant to separate written agreements. The Global Fixed Income Predecessor Fund paid CSAMSI a fee calculated at an annual rate of 0.09% of the Fund’s average daily net assets. The Global Fixed Income Predecessor Fund paid State Street a fee calculated at the annual rate of its pro-rated share of the average daily net assets of the Credit Suisse Funds Complex at the following rates:

Combined Fee Schedule*
on the first $5 billion	0.05%
on the next $5 billion	0.03%
in excess of $10 billion	0.02%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Funds, including Compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

(d)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares. Prior to July 20, 2009, CSAMI served as Distributor to the Global Fixed Income Predecessor Fund.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Fund to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of

2009 Annual Report

37

Notes to Financial Statements (continued)

October 31, 2009

the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Class X Shares**	Class Y Shares**
Global Fixed Income	0.25%	N/A	1.00%	0.25%	N/A	N/A
Tax-Free Income	0.25%	1.00%	1.00%	N/A	0.10%	0.10%

*	0.25% of which is service fees
**	Effective November 28, 2008, Class X and Class Y shares were converted to Class D shares.

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSC”), ranging from 1% to 5%, imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 4.25%, 4.00% on Class B and Class X (for the period November 1, 2008 through November 28, 2008, the date of conversion to Class D shares) shares of the Series of the Trust (on the maximum deferred sales charge of 5%), 0.85% on Class C and Class Y (for the period November 1, 2008 through November 28, 2008, the date of conversion to Class D shares) shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase), and 4.00% on Class D shares of the series of the Trust which have a maximum front-end sales charge of 4.50% .

For the period November 1, 2008 to October 31, 2009, AFD retained commissions of $23,685 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X and Class Y shares (and certain Class A shares) of Tax-Free Income. For the period July 20, 2009 to October 31, 2009, AFD retained commissions of $57 from front-end sales charges of Class A shares and from CDSC fees from Class C shares (and certain Class A shares) of Global Fixed Income.

For the period November 1, 2008 to July 19, 2009, CSAM, on behalf of the Global Fixed Income Predecessor Fund was party to a Distribution agreement with, and paid $13,415 in distribution fees to CSAMSI, of which certain amounts were retained.

Under the terms of the current Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers and financial institutions, which agree to provide certain administrative support services to the shareholders of certain classes. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2009 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
Global Fixed Income	$32,109
Tax-Free Income	0

For the period November 1, 2008 to July 19, 2009, the Global Fixed Income Predecessor Fund paid $30,433 in Administrative Services fees.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 30 calendar days for Global Fixed Income and within seven calendar days for Tax-Free Income. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Annual Report 2009

38

Notes to Financial Statements (continued)

October 31, 2009

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Institutional Class Shares	Institutional Service Class Shares
Global Fixed Income	$133	$–	$–	$–	$–	$84
Tax-Free Income	–	–	–	–	–	–

For the fiscal year ended October 31, 2008, the Funds did not have any contributions to capital due to collection of redemption fees.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2009 were as follows:

Fund	Purchases	Sales
Global Fixed Income	$82,048,046	$94,937,761
Tax-Free Income	47,784,324	53,346,355

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its’ letters of credit in any one financial institution, the risk of credit quality deterioration increases.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and established the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level

2009 Annual Report

39

Notes to Financial Statements (continued)

October 31, 2009

of authority. The Codification superseded all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification became nonauthoritative. ASC 105-10 was effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds reference GAAP.

9. Federal Tax Information

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (depreciation)
Global Fixed Income	$40,391,374	$2,463,685	$(103,481)	$2,360,204
Tax-Free Income	116,724,201	6,083,964	(534,001)	5,549,963

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Fixed Income	$3,444,507	$–	$3,444,507	$–	$–	$3,444,507
Tax-Free Income	122,876	–	122,876	4,738,947	–	4,861,823

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Fixed Income Predecessor Fund	$3,411,817	$–	$3,411,817	$–	$–	$3,411,817
Tax-Free Income	116,070	1,817,586	1,933,656	6,075,713	1,762	8,011,131

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistri buted Tax Exempt Income	Undistri buted Ordinary Income	Undistri buted Long-Term Capital Gains	Accumu lated Earnings	Distribu tions Payable	Accumu lated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumu lated Earnings (Deficit)
Global Fixed Income	$-	$397,816	$-	$397,816	$-	$(8,134,968)	$2,359,567	$(5,377,585)
Tax-Free Income	274,823	-	-	274,823	(399,331)	(167,617)	5,549,963	5,257,838

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Fixed Income	$6,809,221	2010
Global Fixed Income	1,108,247	2014
Global Fixed Income	217,500	2015
Tax-Free Income	167,617	2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “–” are $0 or round to $0.

Annual Report 2009

40

Notes to Financial Statements (concluded)

October 31, 2009

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009 and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

11. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

2009 Annual Report

41

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Income Fund, two of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four year period ended October 31, 2008, of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Bond Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on those statements of changes in net assets and financial highlights of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Bond Fund in each of their reports dated December 29, 2008, and December 30, 2008, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Annual Report 2009

42

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009 and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$1,145.00	$6.70	1.24%
	Class C	$1,000.00	$1,140.60	$10.14	1.88%
	Institutional Service Class	$1,000.00	$1,147.30	$5.30	0.98%
	Institutional Class[1]	$1,000.00	$1,147.90	$1.44	0.47%
Aberdeen Tax Free Income Fund	Class A	$1,000.00	$1,041.00	$4.78	0.93%
	Class B	$1,000.00	$1,037.10	$8.63	1.68%
	Class C	$1,000.00	$1,037.20	$8.63	1.68%
	Class D	$1,000.00	$1,042.30	$3.50	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Information shown reflects values using the expense ratios and rates of return for the period from July 20, 2009 (commencement of operations) to October 31, 2009.

2009 Annual Report

43

Shareholder Expense Examples (Concluded) (unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$1,018.95	$6.33	1.24%
	Class C	$1,000.00	$1,015.73	$9.60	1.88%
	Institutional Service Class	$1,000.00	$1,020.27	$5.00	0.98%
	Institutional Class[2]	$1,000.00	$1,012.91	$1.35	0.47%
Aberdeen Tax Free Income Fund	Class A	$1,000.00	$1,020.52	$4.75	0.93%
	Class B	$1,000.00	$1,016.74	$8.58	1.68%
	Class C	$1,000.00	$1,016.74	$8.63	1.68%
	Class D	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Information shown reflects values using the expense ratio and rates of return for the period from July 20, 2009 (commencement of operations) to October 31, 2009.

Annual Report 2009

44

Other Tax Information (Unaudited)

During the year ended October 31, 2009 the following Fund designated income dividends as tax-exempt dividends:

Fund	Amount
Tax-Free Income	$4,738,947

2009 Annual Report

45

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory and Sub-Advisory Agreements for the Aberdeen Funds

Aberdeen Tax-Free Income Fund

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) and sub-advisory agreement among the Trust on behalf of the Fund, AAMI and Credit Suisse Asset Management LLC (“CSAM” or the “Sub-Adviser”) (the “Agreements”) at most of its meetings throughout the year. Each year, the Board, including the Independent Trustees, meets to review the Agreements to determine whether to approve the continuation of the Agreements, typically for an additional one-year period.

On October 1, 2007, Nationwide Fund Advisors sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting and established the Fund and other Aberdeen Funds that were created as shell portfolios without assets in order to facilitate the reorganization of a corresponding portfolio of Nationwide Mutual Funds into an Aberdeen Fund. The Fund commenced operations on June 23, 2008.

In connection with the contract review meetings, the Trustees receive materials that the Fund’s investment adviser and sub-adviser believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreements to AAMI and CSAM, (v) information obtained through the completion of a questionnaire by AAMI and CSAM (the Trustees are consulted as to the information requested through that questionnaire) and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and sub-advisory arrangements under the Investment Company Act of 1940 and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) AAMI’s and CSAM’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the education, experience and number of personnel on AAMI’s and CSAM’s investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and CSAM.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and net sales of the Fund. This information generally includes, among other things, third-party performance rankings from two providers for various periods (including prior to AAMI’s and CSAM’s management of the Fund) comparing the Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. One or more members of the portfolio management team makes periodic presentations to the Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent Board presentations and reviews.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and CSAM to the Fund and the resources dedicated to the Fund by AAMI, CSAM and their respective affiliates. They considered the need for AAMI and CSAM to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the AAMI to the Fund, but also the administrative services provided by AAMI to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

Annual Report 2009

46

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Fund, the Adviser and the Sub-Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreements. The Board noted that although the Fund’s performance lagged its benchmark in 2008, the Fund’s performance was better than the median of its peer group in each of 2007 and 2008.

As noted above, the Trustees considered that AAMI and CSAM had commenced management of the Fund only upon the Fund’s reorganization in June 2008 and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the performance of the Fund, AAMI and CSAM supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser, the Sub-Adviser and their respective affiliates from their relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by CSAM to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Board noted that the Fund’s net total expense ratio was in the fourth quintile of net total expenses as compared to its peer group, which means that at least 60% of the funds in such peer group had lower net total expense ratios. The Board also noted that the Fund’s net management fee was below the median of the peer group. The Trustees considered that in connection with the reorganizations of the Nationwide Mutual Funds into the Fund and other Aberdeen Funds, management had agreed to limit operating expenses until June 2010 (two years following the reorganizations). They considered the amounts waived or reimbursed by AAMI under the expense limitation agreement.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and CSAM and their respective affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and CSAM and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that the Fund had breakpoints in its advisory fee in excess of the current asset level and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to AAMI, CSAM and their respective affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

2009 Annual Report

47

Supplemental Information (Unaudited) (continued)

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund, AAMI and CSAM. They also considered the compliance-related resources AAMI and its affiliates were providing to the Fund.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued for an additional one-year period.

Trustee Considerations in Approving Investment Management and Subadvisory Agreements for the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Asia Bond Institutional Fund

At a meeting held on March 10, 2009, the Board of Trustees of the Aberdeen Funds (the “Trustees”), including all of the Trustees that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), unanimously voted to approve, with respect to the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Asia Bond Institutional Fund, each a new series of Aberdeen Funds (each a “New Fund,” and collectively the “New Funds”), an amendment to the Investment Management Agreement between Aberdeen Asset Management Inc. (“AAMI”) and the Aberdeen Funds with respect to the New Funds (the “Investment Management Agreement”), an amendment to the Subadvisory Agreement among Aberdeen Funds, AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) with respect to the New Funds, and an amendment to the Subadvisory Agreement among Aberdeen Funds, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) with respect to the New Funds (the “Subadvisory Agreements” and together with the “Investment Management Agreement,” the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

The Trustees were informed that each of the New Funds was proposed to be set up as a shell portfolio for the purpose of reorganizing with a corresponding investment company offered by the Credit Suisse Funds. It was intended that each of the New Funds, after their reorganization with their Credit Suisse Fund counterpart, would carry forward the investment performance record and financial history of their Credit Suisse Fund counterpart. In addition, the Board was informed that AAMI had agreed to waive fees to maintain for a two year period from the closing date of the reorganization the net expense ratio of each class of a New Fund so that it did not exceed the corresponding class of the corresponding Credit Suisse Fund’s net expense ratio in effect on the closing date of the reorganization. In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Funds, AAMI, AAMISL and AAMAL, including fee and expense information for an appropriate peer group of mutual funds for each New Fund (each, a “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by AAMI, AAMISL and AAMAL under their respective agreements. Since it was a possibility that certain portfolio managers currently managing a Credit Suisse Fund might join AAMI or an affiliate in connection with the reorganization, the Trustees considered the performance of each of the Credit Suisse Funds. The Trustees also considered the composite account performance of similar strategies managed by AAMI, AAMISL and AAMAL.

In considering the various service provider agreements and plans for the New Funds, the Board reviewed the information contained in the meeting materials and oral presentations at the meeting which included: (1) a memorandum from AAMI that summarized: (a) each New Fund’s investment objectives, policies and restrictions, (b) each New Fund’s investment team, its investment philosophy and investment process; (c) each New Fund’s predecessor fund total return performance (including peer group comparisons and Morningstar ranking information relating to the Credit Suisse Fund and composite account performance of similar strategies managed by AAMI, AAMAL and AAMISL); (d) AAMI’s projected costs and profitability relating to services provided to the New Funds; and (e) each New Fund’s contractual advisory fee and net management fee, transfer agent expenses, custodian, 12b-1 non-12b-1 distribution expenses and net total expenses in comparison to a peer group; (2) a copy of the investment advisory and sub-advisory agreements, and of the amended Exhibit A to those agreements, that listed the compensation to be provided to the adviser and sub-adviser for managing the New Funds; (3) a copy of the amended Expense Limitation agreement; (4) a copy of the other various service provider agreements and their amended schedules, such as the underwriting agreement, fund administration agreement, services agreement, and custody agreement that included the New Funds; (5) the revised distribution plan, administrative services plan and Rule 18f-3 plan that included the New Funds; and (6) memoranda from counsel on the responsibilities of the Board in considering for approval the

Annual Report 2009

48

Supplemental Information (Unaudited) (continued)

investment advisory and sub-advisory arrangements, underwriting agreement and Rule 12b-1 Plan under Delaware law and the Investment Company Act of 1940.

Prior to voting, the Independent Trustees: (1) reviewed the foregoing information with their independent legal counsel and with management; (2) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements; and (3) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the Investment Management Agreement, the Trustees considered information relating to AAMI’s operations and personnel. The Trustees also took into account information provided periodically throughout the year at prior Trustees’ meetings and the Trustees’ familiarity with AAMI through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services performed by AAMI in overseeing the portfolio management responsibilities of AAMISL and AAMAL; (b) AAMI’s ability to supervise the New Funds’ other service providers; and (c) AAMI’s compliance programs. The Trustees also took into account the financial condition of AAMI with respect to its ability to provide the services required under the Investment Management Agreement. The Board considered that, in addition to investment management services, AAMI and to a more limited extent, AAMISL and AAMAL, will provide the New Funds with operational, legal and compliance support.

In considering the nature, extent, and quality of services to be provided by AAMISL and AAMAL under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by AAMISL and AAMAL to the New Funds and (b) the qualifications and experience of AAMISL’s and AAMAL’s personnel.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing each New Fund.

Based on their consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of the services to be provided by AAMI, AAMISL and AAMAL.

Performance. Because the New Funds had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Funds. The Trustees, however, considered the historical performance of each Credit Suisse Fund that was proposed to be reorganized in a New Fund and the historical performance of composite account performance of similarly managed strategies by AAMI, AAMISL and AAMAL where available. The Trustees believed that each New Fund and its shareholders would benefit from investment advisory and sub-advisory services performed by AAMI, AAMISL and AAMAL.

Advisory Fees and Profitability. As noted above, AAMI intends to maintain for a two year period from the date of the closing of the reorganization each New Fund’s net expense ratio at the same level as its corresponding class of the corresponding Credit Suisse Fund’s net expense ratio in effect on the closing date. The Trustees reviewed comparative peer group data for each New Fund’s investment advisory fee, total expense ratio, fee waivers and other fund expense components. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees and the total expenses expected to be paid by the New Funds. The Trustees also considered estimated projections of profitability of AAMI. In considering the reasonableness of the advisory fee charged by AAMI for managing the New Funds, the Trustees noted that AAMI, and not the New Funds, is responsible for paying the fees charged by the New Funds’ Subadvisors, AAMISL and AAMAL, and, therefore, that the fees paid to AAMI cover the cost of providing portfolio management services as well as the cost of providing monitoring services with respect to AAMISL and AAMAL. The Trustees also took into account the fact that AAMI has contractually agreed for a period of two years to limit the annual operating expenses of the New Funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by AAMI, AAMISL and AAMAL and the considerations noted above with respect to AAMI, AAMISL and AAMAL, each New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to AAMI, the Trustees reviewed information provided by AAMI setting forth various benefits, both direct and indirect, received by AAMI and its affiliates, including AAMISL and AAMAL, attributable to managing the New Funds and all the mutual funds in the Aberdeen Funds family of funds. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services will mirror the fee AAMI paid to the sub-administrator. As such, AAMI will not receive any additional compensation for administration services. In addition, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Trustees considered the cost of providing services and the resulting projected profitability to AAMI and its affiliates from these relationships. Based on the foregoing, the Trustees concluded that the projected profitability to AAMI is reasonable and that AAMI is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. The Board further concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services. With respect to economies of scale, the Trustees also noted that as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

2009 Annual Report

49

Supplemental Information (Unaudited) (concluded)

In considering the reasonableness of the subadvisory fee payable by AAMI to AAMISL and AAMAL, the Trustees noted that, because AAMI is an affiliate of AAMISL and AAMAL, its profitability might be directly or indirectly shared by AAMISL or AAMAL. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to AAMI, including, among others, the indirect benefits that AAMI may receive from AAMISL’s or AAMAL’s relationship with the New Funds, including any so-called “fallout benefits” to AAMI. An example of such a fallout benefit is the ability to attract other clients due to AAMI, AAMISL’s and AAMAL’s role as investment adviser or sub-adviser to the New Funds.

In addition, the Trustees noted that since the subadvisory fees are paid by AAMI out of its advisory fee the cost of services to be provided by AAMISL or AAMAL, the profitability to AAMISL or AAMAL of its relationship with the New Funds were not material factors in the Trustees’ deliberations.

The Trustees considered the extent to which economies of scale would be realized as each New Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that although the proposed advisory fee schedule did not include breakpoints, as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in other expenses. Because the subadvisory fee are to be paid by AAMI out of its advisory fee and based on the potential size of the New Funds, the Trustees concluded that the effect of any economies of scale being realized by AAMISL or AAMAL was not a material factor in their deliberations.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: AAMI, AAMISL and AAMAL have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreements.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI, AAMISL and AAMAL demonstrated that they each possessed the capability and resources to perform the duties required of them under the New Fund Agreements; (ii) the terms of the New Fund Agreements and the fees provided under those agreements were fair and reasonable; (iii) the approval of the New Fund Agreements would be in the best interests of each New Fund and its shareholders. Accordingly, on March 10, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

Annual Report 2009

50

Management of the Funds (Unaudited)

As of October 31, 2009

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin J. Gilbert(1),**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited. Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	24	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Chairman of the Board Trustee since December 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	25	Aberdeen Asia- Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board), and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	22	None.

2009 Annual Report

51

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith was a Managing Editor with BCA Research (“BCA”) (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. He helped direct the firm’s investment strategy and was editor of several U.S. and international publications. Since 2009, Mr. Smith serves on the Board of Advisors of BCA. Mr. Smith lectures to investment groups around the globe.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) from 1997 through 2008, DirectorMacquarie AIR-serv Holdings, Inc. since 2006, Director Smarte Carte, Inc. since 2007.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	22	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 22 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
1	Mr.Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2009

52

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Gary Marshall** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd and chief executive of Aberdeen Asset Management Life and Pensions Ltd. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada. He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management, Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1966	Chief Compliance Officer (Since June 2008), Vice President – Compliance (Since December 2008)	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

2009 Annual Report

53

Management of the Funds (Unaudited) (concluded)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal, US, Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development Collective Funds/North American Open and Closed End Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)	Currently, Head of Equities, US for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Ms. Sitar, and Mr. Sullivan hold officer positions with The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Funds.

Annual Report 2009

54

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President

Megan Kennedy, Secretary and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0143-1209

ANNUAL REPORT

ABERDEEN FUNDS GLOBAL SERIES

OCTOBER 31, 2009

Aberdeen China Opportunities Fund

Aberdeen Developing Markets Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Small Cap Fund

Aberdeen Global Utilities Fund

Aberdeen International Equity Fund

Aberdeen Select Worldwide Fund

Letter to Shareholders	Page 1
Market Review	Page 2
Aberdeen China Opportunities Fund	Page 3
Aberdeen Developing Markets Fund	Page 7
Aberdeen Global Financial Services Fund	Page 12
Aberdeen Global Small Cap Fund	Page 17
Aberdeen Global Utilities Fund	Page 23
Aberdeen International Equity Fund	Page 27
Aberdeen Select Worldwide Fund	Page 32

Financial Statements	Page 37

Notes to Financial Statements	Page 70

Report of Independent Registered Public Accounting Firm	Page 85

Shareholder Expense Examples	Page 86

Other Federal Tax Information	Page 88

Supplemental Information	Page 89
Management of the Funds	Page 94

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 16, 2009

Dear Valued Shareholder:

Welcome to the 2009 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Welcome shareholders

We are pleased to announce that on June 30, 2009, Aberdeen Asset Management PLC closed the transaction with Credit Suisse AG to purchase large parts of the global investors business. At that time the Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund became part of the Aberdeen Funds family.

Looking ahead

As 2009 draws to a close, it seems reasonable, given the strength of this year’s market rallies and continued uncertainty surrounding the economic environment, to be somewhat more cautious in our outlook for 2010. Aberdeen is committed to a clear and consistent investment process that is completed by thorough research of each investment. On the following pages in the Market Review and Outlook, we outline our view on the financial marketplace.

Thanks to our strong disciplines and disciplined stock selection process, we believe we remain well placed to identify undervalued securities that will outperform in the long term.

Yours sincerely,

Gary R. Marshall

President

2009 Annual Report

1

Market Review (Unaudited)

In the first four months of the reporting period (November 2008 to March 2009), the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the economy slipped into the worst recession since World War II. Credit and money markets came close to drying up in the wake of the collapse of Lehman Brothers, a once-venerable U.S. financial institution. These events caused a severe downturn in global trade, with the economies of Asia’s exporter nations the first to contract. Meanwhile, panic selling in global financial markets triggered a flight to safety. Governments around the world responded to the crisis by injecting unprecedented amounts of liquidity into the financial system via fiscal stimulus and the easing of monetary policy, thereby enabling many economies to avoid falling into a deeper recession.

Between March and October of 2009, equities staged a remarkable rebound amid signs of economic stability as well as better-than-expected corporate earnings results. The increased liquidity created momentum from by standing investors. Relief subsequently turned to optimism regarding economic recovery. The turnaround was most notable in the emerging markets with the MSCI Emerging Markets Index gaining 64.63% versus the 19.21% return of the developed-market MSCI World Index. The relatively stronger expansion was spurred considerably by the Chinese government’s $565 billion economic stimulus plan which was implemented in November 2008.

Shares of U.S. companies participated in the rally, however underperformed relative to the overall global market. The economic recovery in the U.S. was passive to materialize in comparison to many other global markets, hindered for most of the period by a reduction in consumer spending amid rising unemployment and the continual ongoing slump in the housing market. U.S. economic data began to display signs of improvement late in the period, however, as the gross domestic product (GDP) grew to 3.5% in the third quarter of 2009. Even excluding the significant contribution from the bump in automobile sales from the government’s “Cash for Clunkers” rebate program, the GDP’s advance still was nearly 2.5%. Employment is still declining, nonetheless at a slower pace. Although prices remain soft, sales of existing houses have been on an increase. Finally, corporate earnings for the third quarter of 2009 generally exceeded expectations which were driven primarily by cost reductions.

Global fixed income markets also performed well with all of the sectors within the asset class recording positive returns. The upturn began in the first quarter of 2009 after a prolonged flight to safety had resulted in yields on government bonds declining to record-low levels. As the investors’ risk appetite improved, the high-yield corporate bonds subsequently outperformed government securities. Within the U.S. both taxable and municipal bonds, as measured by the Barclays Capital U.S. Aggregate Bond and Barclays Capital Municipal Bond indices, respectively, registered sizeable gains in an environment of falling interest rates and improving credit markets.

We believe that the global economy is at a crossroads. In our view, China and other emerging markets are critical to any bullish view of global economic growth and should continue to grow over the long term. However in the short-to-medium term, these countries similar to the U.S. are either direct or indirect beneficiaries of government economic stimulus measures.

Annual Report 2009

2

Aberdeen China Opportunities Fund (Unaudited)

For the annual period ended October 31, 2009, the Aberdeen China Opportunities Fund (Class A at NAV) returned 66.96% versus 76.01% for its benchmark, MSCI Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of China Region Funds Average (consisting of 71 funds) was 69.81% for the same time period.

Since Aberdeen Asset Management Asia Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 57.59% for the 10-month period ended October 31, 2009, versus the 58.42% return of the MSCI Zhong Hua Index.

China and Hong Kong equities posted strong returns during the reporting period. Stocks in the region broadly outperformed those in most other markets amid the global equity market downturn in late 2008, as the Chinese government unveiled a US$565 billion spending plan to boost its economy. Although this aggressive pump-priming and other government rescue efforts worldwide lifted sentiment briefly, the mood turned bearish in January on the back of lingering economic concerns. But equities subsequently staged a strong rally beginning in March, as it became clear that the world would avoid a repeat of The Great Depression. Toward period-end, rumors that Beijing would tighten lending unsettled investors. The Shanghai Stock Exchange, which had led global markets since March, fell more than 20% in August. Nonetheless, stocks ended the annual period on a positive note, helped by mainland China’s impressive third-quarter economic growth data and encouraging third-quarter corporate earnings results.

The Fund’s holdings in the consumer discretionary, energy and financials hindered the relative performance for the annual period. The primary individual stock detractors included multi-lines insurer China Taiping Insurance Holdings Co. Ltd.; Giordano International Ltd., a clothing retailer; and Qinghai Salt Lake Potash Co. Ltd., a manufacturer of chemical fertilizers. Giordano International’s lagging performance reflected the difficult market conditions, as a cutback in consumer spending had a negative effect on sales. However, we remain comfortable with the Fund’s holding in the company, which maintains a strong balance sheet and pays significant dividends. Qinghai Salt Lake Potash’s share price fell sharply in late 2008 due to the worsening global economy. Although the stock rebounded in February, it remains depressed by the weak outlook for domestic prices of potash (potassium chloride, which is used in the production of fertilizer). China Taiping Insurance also was hurt by the financial crisis. The stock regained its upward momentum from March, but continued to lag the MSCI Zhong Hua Index. We liquidated the Fund’s positions in Qinghai Salt Lake Potash and China Taiping Insurance after taking on the management of the Fund in January, as we focused on more attractive prospects elsewhere.

Stock selection in the telecommunication services and utilities sectors provided the most positive relative returns. Among individual holdings, the most notable contributors were mobile telecommunications provider China Mobile Ltd.; semiconductor equipment manufacturer ASM Pacific Technology Ltd.; and Yanlord Land Group Ltd., a Singapore-based real estate management and development company with operations in China. ASM Pacific Technology’s share price was buoyed by hopes of a broader recovery in the technology sector, while Yanlord Land benefited from the pick-up in activity in the mainland China property market. In addition, our underweight allocation relative to the benchmark in China Mobile benefited performance as the stock underperformed on concerns over the need to increase spending amid renewed industry competition. We retain positions in all three companies.

With the transition to Aberdeen’s fundamental investment process after we assumed day-to-day management of the Fund on January 1, 2009, we took positions in high-quality companies which, in our view, had attractive valuations, business sustainability, and management and balance sheet strength. We initiated positions in Xinao Gas Holdings Ltd., a Hong Kong Exchange-listed natural gas distributor with a good performance track record, and sports apparel and equipment retailer Li Ning Co. Ltd., which we believe has a strong domestic brand which will give us more direct exposure to the mainland China consumer via the fast-growing sportswear market. Additionally, we initiated a holding in Hong Kong Exchanges and Clearing Ltd., which we subsequently sold after the sharp run-up in its share price stretched its valuation.

The Fund’s largest individual stock weightings are in China Mobile Ltd., as well as industrial conglomerates Jardine Strategic Holdings Ltd. and Swire Pacific Ltd. As we noted previously, China Mobile has been facing intense competition following government-led industry reform. However, we feel that the telecommunications company remains poised to gain from the economic upturn, given its dominant market position and proven execution capability, extensive reach in both urban and rural markets, and a solid balance sheet. Hong Kong-based Jardine Strategic and Swire Pacific, whose principal interests include property and retail, are increasing their exposure to the mainland. In particular, Swire Pacific expects to undertake significant commercial developments in China’s high-end property market, while we believe that Jardine Strategic will raise its retail and property exposure through its holdings in Dairy Farm International Holdings Ltd. and Hongkong Land Holdings Ltd., respectively.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign small and mid cap securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

3

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	66.96%	18.05%	19.44%	2.65%	1.91%
	w/SC3	57.29%	16.65%	18.12%
Class B	w/o SC	65.67%	17.19%	18.58%	3.38%	2.64%
	w/SC4	60.67%	16.98%	18.49%
Class C	w/o SC	65.61%	17.16%	18.53%	3.38%	2.64%
	w/SC5	64.61%	17.16%	18.53%
Class R6	w/o SC	66.59%	17.73%	19.11%	2.89%	2.15%
Institutional Service Class[6]	w/o SC	67.29%	18.29%	19.69%	2.38%	1.64%
Institutional Class[6]	w/o SC	67.25%	18.35%	19.75%	2.38%	1.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Annual Report 2009

4

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong. The index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	97.4%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries
Real Estate Management & Development	18.6%
Commercial Banks	12.8%
Oil, Gas & Consumable Fuels	9.0%
Industrial Conglomerates	8.8%
Wireless Telecommunication Services	6.5%
Hotels, Restaurants & Leisure	6.0%
Semiconductors & Semiconductor Equipment	4.8%
Textiles, Apparel & Luxury Goods	3.9%
Multiline Retail	3.9%
Consumer Finance	3.6%
Other	22.1%
100.0%

Top Holdings
Jardine Strategic Holdings Ltd.	8.8%
Swire Pacific Ltd., Class B	6.6%
China Mobile Ltd.	6.5%
ASM Pacific Technology Ltd.	4.8%
Standard Chartered PLC (HK Listing)	4.6%
CNOOC Ltd.	4.6%
Hongkong & Shanghai Hotels Ltd. (The)	4.3%
Sun Hung Kai Properties Ltd.	3.9%
AEON Stores (Hong Kong) Co. Ltd.	3.9%
Hang Lung Group Ltd.	3.8%
Other	48.2%
100.0%

Top Countries
Hong Kong	74.5%
China	22.9%
Other	2.6%
100.0%

2009 Annual Report

5

Statement of Investments

October 31, 2009

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.4%)
CHINA (22.9%)
Commercial Banks (1.9%)
China Merchants Bank Co. Ltd. (a)	352,950	$902,990
Gas Utilities (1.9%)
Xinao Gas Holdings Ltd. (a)	420,000	898,986
Oil, Gas & Consumable Fuels (9.0%)
CNOOC Ltd. (a)	1,462,000	2,189,601
PetroChina Co. Ltd. (a)	1,512,000	1,819,408
PetroChina Co. Ltd. ADR	2,512	301,540
		4,310,549
Real Estate Management & Development (2.2%)
Yanlord Land Group Ltd. (a)	650,000	1,040,352
Textiles, Apparel & Luxury Goods (1.4%)
Li Ning Co. Ltd. (a)	250,000	678,290
Wireless Telecommunication Services (6.5%)
China Mobile Ltd. (a)	336,000	3,149,889
		10,981,056
HONG KONG (74.5%)
Commercial Banks (10.9%)
Dah Sing Banking Group Ltd. *(a)	932,000	1,292,202
Standard Chartered PLC (HK Listing) (a)	88,000	2,197,542
Wing Hang Bank Ltd. (a)	180,500	1,751,215
		5,240,959
Consumer Finance (3.6%)
AEON Credit Service (Asia) Co. Ltd. (a)	1,110,000	912,242
Public Financial Holdings Ltd. (a)	1,570,000	810,512
		1,722,754
Containers & Packaging (0.3%)
Hung Hing Printing Group Ltd. (a)	416,000	126,299
Distributors (2.1%)
Integrated Distribution Services Group Ltd. (a)	734,000	1,027,353
Diversified Telecommunication Services (1.8%)
Asia Satellite Telecommunications Holdings Ltd. (a)	590,000	873,355
Electric Utilities (1.0%)
CLP Holdings Ltd. (a)	69,000	462,452
Food & Staples Retailing (3.0%)
Convenience Retail Asia Ltd.	902,000	244,413
Dairy Farm International Holdings Ltd. (a)	199,800	1,178,596
		1,423,009
Hotels, Restaurants & Leisure (6.0%)
Cafe De Coral Holdings Ltd. (a)	380,000	820,612
Hongkong & Shanghai Hotels Ltd. (The) (a)	1,467,000	2,088,279
		2,908,891

	Shares or Principal Amount	Value
Industrial Conglomerates (8.8%)
Jardine Strategic Holdings Ltd. (a)	244,000	$4,236,099
Marine (1.1%)
Pacific Basin Shipping Ltd. (a)	745,000	547,508
Multiline Retail (3.9%)
AEON Stores (Hong Kong) Co. Ltd.	1,072,000	1,861,822
Real Estate Management & Development (16.4%)
Hang Lung Group Ltd. (a)	365,000	1,829,683
Sun Hung Kai Properties Ltd. (a)	123,000	1,863,560
Swire Pacific Ltd., Class A (a)	82,000	999,317
Swire Pacific Ltd., Class B (a)	1,420,000	3,191,295
		7,883,855
Road & Rail (3.5%)
MTR Corp. Ltd. (a)	477,000	1,689,481
Semiconductors & Semiconductor Equipment (4.8%)
ASM Pacific Technology Ltd. (a)	295,000	2,293,430
Specialty Retail (1.4%)
Giordano International Ltd. (a)	2,750,000	681,718
Textiles, Apparel & Luxury Goods (2.5%)
Texwinca Holdings Ltd. (a)	1,400,000	1,187,876
Transportation Infrastructure (3.4%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	138,800	1,638,809
		35,805,670
Total Common Stocks		46,786,726
Total Investments (Cost $35,311,063) (b)—97.4%		46,786,726

Other assets in excess of liabilities—2.6%		1,262,640
Net Assets—100.0%		$48,049,366

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2009

6

Aberdeen Developing Markets Fund (Unaudited)

For the annual period ended October 31, 2009, the Aberdeen Developing Markets Fund (Class A at NAV) returned 58.67% versus 64.63% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds Average (consisting of 353 funds) was 56.55% for the same time period.

Since Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited assumed day to day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 61.24% for the 10-month period ended October 31, 2009, versus the 65.10% return the MSCI Emerging Markets Index.

Global emerging markets posted significant gains during the reporting period after a difficult start. Twelve months ago, the global credit crisis was at its worst. Global investors, facing redemptions on illiquid investments at home, were forced to sell emerging-market assets of all types. The freeze in lending, as well as the sudden collapse in demand and exports, dragged many economies into recession by early 2009. Government policymakers’ attempts to spur growth through rescue packages and stimulus measures managed to turn sentiment around in mid-March. This allowed markets to reverse their losses and enjoy an almost uninterrupted rally for the remainder of the annual period. On the economic front, a number of emerging countries also began to grow again. Against this backdrop, sectors sensitive to global growth, such as materials and energy, performed well. Shares of financial companies also rallied on hopes that the worst of the credit crisis had passed. The consumer staples and healthcare sectors, however, lagged the overall market, as measured by the MSCI Emerging Markets Index.

Fund performance was hampered by stock selection in the information technology, telecommunication services and consumer discretionary sectors. At the individual stock level, the Fund’s position in Organizacion Soriana SAB de CV detracted most from the relative return. The Mexican hypermarket operator suffered from the weak domestic economy due to Mexico’s close link with the U.S. as well as the outbreak of the H1N1 virus. The Fund’s holding in mobile telecommunications provider China Mobile Ltd. also had a negative impact. The company’s third-quarter earnings were positive, but the defensive stock lagged during the rally that benefited cyclical stocks. Hungarian pharmaceutical company Gedeon Richter PLC also was a detractor as the stock underperformed the broader market despite the company’s solid second-quarter earnings. We maintain positions in all three companies.

Stock selection in the financials and utilities sectors provided the most positive relative returns. The top contributor to the Fund’s relative return was PT Astra International Tbk. The Indonesian industrial conglomerate benefited from the greater availability of automobile financing at affordable rates, which spurred demand for automobiles and heavy equipment. Also contributing positively was India’s Grasim Industries Ltd., which saw healthy volume growth in the cement business. Additionally, the company’s board of directors approved a plan to merge its operations with subsidiary Samruddhi Cement Ltd. Our position in Turkish commercial bank Akbank TAS also boosted performance as improving asset quality and more effective cost controls helped the company’s third-quarter earnings results. Another Fund holding, Brazilian clothing retailer Lojas Renner SA, benefited from stabilizing conditions in the retail sector.

During the reporting period, we established new positions in four Indian companies which, in our view, are well-managed: motorcycle manufacturer Hero Honda Motors Ltd.; mortgage lender HDFC Bank Ltd.; and GlaxoSmithKline Pharmaceuticals Ltd., the Indian subsidiary of the British pharmaceutical company. We also initiated a holding in Brazilian mall operator Multiplan Empreendimentos Imobiliarios SA by participating in its share offering. We feel that the company has good growth prospects, given the low penetration of malls and the more “westernized” shopping habits in Brazil. We added Hong Kong Exchanges and Clearing to the portfolio, but later liquidated the position following a sharp run-up in its share price. At the same time, we sold shares of companies that did not meet our strict criteria of management and balance sheet strength after we took over responsibility for the Fund on January 1, 2009.

The Fund’s largest absolute stock weightings include China Mobile, Korean semiconductor manufacturer Samsung Electronics Co.; and India’s Infosys Technologies Ltd. China Mobile is still the Chinese mainland’s largest mobile telecommunications services provider, despite increasing competition following sector restructuring. The company’s third-quarter results were enhanced by strong cost controls, an effective marketing campaign and the improving domestic economy. Samsung’s third-quarter profits roughly tripled versus the same period in 2008, aided by higher sales and a rebound in the price of both memory chips and flat screens. The company has a strong competitive position across each of its three business segments. Infosys is one of India’s largest software developers with a strong global standing. The company’s second-quarter net profits rose due to improved margins.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

7

Aberdeen Developing Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	58.67%	14.86%	10.35%	2.38%	1.86%
	w/SC3	49.61%	13.50%	9.64%
Class B	w/o SC	57.45%	14.09%	9.61%	2.94%	2.42%
	w/SC4	52.45%	13.85%	9.61%
Class C5,6	w/o SC	57.63%	14.09%	9.78%	2.94%	2.42%
	w/SC7	56.63%	14.09%	9.67%
Class R5,9	w/o SC	58.08%	14.67%	9.96%	2.69%	2.17%
Institutional Class[8,9]	w/o SC	59.32%	15.26%	10.74%	1.94%	1.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Annual Report 2009

8

Aberdeen Developing Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Developing Markets Fund, Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	79.3%
Preferred Stocks	18.7%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries
Commercial Banks	17.6%
Oil, Gas & Consumable Fuels	14.5%
Semiconductors & Semiconductor Equipment	7.4%
Real Estate Management & Development	7.4%
Food & Staples Retailing	7.3%
Pharmaceuticals	6.3%
Wireless Telecommunication Services	5.9%
Metals & Mining	4.4%
Automobiles	3.8%
Construction Materials	3.8%
Other	21.6%
100.0%

Top Holdings
Samsung Electronics Co. Ltd., Preferred Shares	4.4%
Vale SA ADR, Preferred Shares	4.4%
China Mobile Ltd.	3.7%
Petroleo Brasileiro SA ADR Preferred Shares	3.7%
Banco Bradesco SA ADR Preferred Shares	3.5%
Massmart Holdings Ltd.	3.3%
Fomento Economico Mexicano SAB de CV ADR	3.1%
PetroChina Co. Ltd.	3.1%
Richter Gedeon Nyrt.	3.0%
LUKOIL ADR	3.0%
Other	64.8%
100.0%

Top Countries
Brazil	18.0%
India	12.3%
Mexico	7.7%
Hong Kong	7.7%
China	6.8%
Republic of South Korea	5.9%
South Africa	5.5%
Taiwan	4.3%
Thailand	4.3%
Israel	4.0%
Other	23.5%
100.0%

2009 Annual Report

9

Statement of Investments

October 31, 2009

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (79.3%)
BRAZIL (3.7%)
Multiline Retail (1.5%)
Lojas Renner SA	104,000	$1,842,694
Real Estate Management & Development (0.5%)
Multiplan Empreendimentos Imobiliarios SA	43,534	659,351
Tobacco (1.7%)
Souza Cruz SA	59,000	2,094,770
		4,596,815
CHILE (1.8%)
Commercial Banks (1.8%)
Banco Santander Chile ADR	42,000	2,210,880
CHINA (6.8%)
Oil, Gas & Consumable Fuels (3.1%)
PetroChina Co. Ltd. (a)	3,155,200	3,796,690
Wireless Telecommunication Services (3.7%)
China Mobile Ltd. (a)	493,100	4,622,650
		8,419,340
HONG KONG (7.7%)
Commercial Banks (2.1%)
Standard Chartered PLC (London Listing) (a)	104,000	2,550,957
Real Estate Management & Development (5.6%)
Hang Lung Group Ltd. (a)	675,000	3,383,660
Swire Pacific Ltd., Class A (a)	85,000	1,035,877
Swire Pacific Ltd., Class B (a)	1,092,500	2,455,275
		6,874,812
		9,425,769
HUNGARY (3.0%)
Pharmaceuticals (3.0%)
Richter Gedeon Nyrt. (a)	18,000	3,754,286
INDIA (12.3%)
Automobiles (1.8%)
Hero Honda Motors Ltd. (a)	66,000	2,180,144
Commercial Banks (0.9%)
ICICI Bank Ltd. ADR	36,000	1,132,200
Construction Materials (1.5%)
Grasim Industries Ltd. (a)	14,100	650,079
Grasim Industries Ltd. GDR, Registered Shares	24,359	1,131,719
		1,781,798
Household Products (1.1%)
Hindustan Unilever Ltd. (a)	235,000	1,405,164
Information Technology Services (2.6%)
Infosys Technologies Ltd. (a)	16,000	743,127
Infosys Technologies Ltd. ADR	52,433	2,411,918
		3,155,045

	Shares or Principal Amount	Value
Pharmaceuticals (1.0%)
Glaxosmithkline Pharmaceuticals Ltd. (a)	37,700	$1,250,080
Thrifts & Mortgage Finance (2.5%)
Housing Development Finance Corp. Ltd. (a)	56,000	3,133,898
Wireless Telecommunication Services (0.9%)
Bharti Airtel Ltd. (a)	185,000	1,143,689
		15,182,018
INDONESIA (2.0%)
Automobiles (2.0%)
PT Astra International Tbk (a)	778,500	2,507,291
ISRAEL (4.0%)
Pharmaceuticals (2.3%)
Teva Pharmaceutical Industries Ltd. ADR	57,000	2,877,360
Software (1.7%)
Checkpoint Software Technologies Ltd.*	67,335	2,092,099
		4,969,459
ITALY (2.1%)
Energy Equipment & Services (2.1%)
Tenaris SA ADR	74,000	2,635,880
MALAYSIA (3.4%)
Commercial Banks (3.4%)
CIMB Group Holdings Bhd (a)	480,000	1,742,686
Public Bank Bhd (Foreign Mkt) (a)	797,000	2,484,566
		4,227,252
MEXICO (7.7%)
Beverages (3.1%)
Fomento Economico Mexicano SAB de CV ADR	89,000	3,854,590
Commercial Banks (2.3%)
Grupo Financiero Banorte SAB de CV	879,000	2,809,987
Food & Staples Retailing (1.2%)
Organizacion Soriana SAB de CV, Class B*	689,000	1,524,593
Transportation Infrastructure (1.1%)
Grupo Aeroportuario del Sureste SAB de CV ADR	33,000	1,342,770
		9,531,940
PHILIPPINES (2.5%)
Commercial Banks (1.2%)
Bank of the Philippine Islands (a)	1,450,000	1,411,267
Real Estate Management & Development (1.3%)
Ayala Land, Inc. (a)	7,550,000	1,633,002
		3,044,269
REPUBLIC OF SOUTH KOREA (1.5%)
Food & Staples Retailing (1.5%)
Shinsegae Co. Ltd. (a)	4,350	1,878,619

See accompanying notes to financial statements.

Annual Report 2009

10

Statement of Investments (concluded)

October 31, 2009

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
RUSSIAN FEDERATION (3.0%)
Oil, Gas & Consumable Fuels (3.0%)
LUKOIL ADR (a)	64,000	$3,712,746
SOUTH AFRICA (5.5%)
Food & Staples Retailing (3.3%)
Massmart Holdings Ltd. (a)	359,800	4,162,141
Specialty Retail (2.2%)
Truworths International Ltd. (a)	468,000	2,682,104
		6,844,245
TAIWAN (4.3%)
Semiconductors & Semiconductor Equipment (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,034,308	3,691,026
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	920,000	1,645,727
		5,336,753
THAILAND (4.3%)
Construction Materials (2.3%)
Siam Cement Public Co. Ltd., Foreign Shares (a)	450,000	2,790,140
Oil, Gas & Consumable Fuels (2.0%)
PTT Exploration & Production Public Co. Ltd., Foreign Shares (a)(b)	580,000	2,478,242
		5,268,382
TURKEY (3.7%)
Commercial Banks (2.4%)
Akbank T.A.S. (a)	540,228	2,919,450
Food & Staples Retailing (1.3%)
BIM Birlesik Magazalar A.S. (a)	46,000	1,668,500
		4,587,950
Total Common Stocks		98,133,894
PREFERRED STOCKS (18.7%)
BRAZIL (14.3%)
Commercial Banks (3.5%)
Banco Bradesco SA ADR Preferred Shares	218,000	4,294,600
Metals & Mining (4.4%)
Vale SA ADR, Preferred Shares	236,726	5,468,371
Oil, Gas & Consumable Fuels (6.4%)
Petroleo Brasileiro SA ADR Preferred Shares	113,000	4,533,560
Ultrapar Participacoes SA, Preferred Shares	77,000	3,373,587
		7,907,147
		17,670,118

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (4.4%)
Semiconductors & Semiconductor Equipment (4.4%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	13,731	$5,502,147
Total Preferred Stocks		23,172,265
Total Investments (Cost $99,746,495) (c)—98.0%		121,306,159

Other assets in excess of liabilities—2.0%		2,521,046
Net Assets—100.0%		$123,827,205

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 2.00% of net assets as of October 31, 2009.
(c)	See notes to financial statements for tax unrealized appreciation/ depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2009 Annual Report

11

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund (Class A shares at NAV) returned 15.60% for the annual period ended October 31, 2009, versus 16.41% for its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 35 funds) was 19.03% for the period.

For the first several months of the annual period, financial stocks fell sharply amid the ongoing credit crunch and economic recession before leading the global equity rally that began in March 2009. The overall strongest performers during the market upturn were shares of those companies which previously had fundamental, liquidity or operational problems, but for whom stabilization of the economy helped to ensure their ability to survive this business cycle. Banks and insurance companies in particular saw their share prices surge from very low levels early in the spring. We believe that the market is no longer composed solely of truly undervalued stocks, and there is a real need to separate high-quality from low-quality companies.

Investment results were enhanced by our holdings in the insurance, capital markets and commercial banks subsectors. The most prominent individual stock contributors included Standard Chartered PLC, a UK-based commercial bank with retail and wholesale operations in Asia and the Mideast; BM&F Bovespa SA, the operator of the Sao Paulo Stock Exchange in Brazil; and Vienna Insurance Group, an Austrian multi-lines insurance company. Standard Chartered posted record earnings for the first half of 2009, with solid profits in wholesale banking and stable credit losses in its consumer banking business. BM&F Bovespa benefited from strong investment flows into local financial markets and the resumption of equity IPOs. Vienna Insurance Group’s full-year 2008 earnings rose significantly versus the total in 2007, enabling the company to pay a bonus dividend of roughly $1.20 per share in October 2009.

Security selection in the subsectors of consumer finance and real estate management and development hampered performance for the period. Among individual holdings, the largest detractors were ING Groep NV, a Netherlands-based diversified financial services company; Zions Bancorporation, a Utah-based commercial bank; and Commonwealth Bank of Australia. Zions Bancorporation’s stock price declined early in the annual period – along with those of many stocks in the commercial banking segment of the financials sector – amid investors’ concerns regarding the credit quality of the bank’s assets and rising loan delinquencies and defaults. We exited the Fund’s position in the company in February 2009. Commonwealth Bank of Australia’s stock performance lagged due to concerns over asset quality in its corporate loan book. We sold the Fund’s shares in the company and are focusing on what we believe are better investment opportunities. We liquidated the Fund’s holding in ING in the spring of 2009 to help fund the purchase of shares in other companies which we believed were fundamentally more stable. Although the stock subsequently rallied along with those of other financial services companies, it has underperformed its peers since we exited the position because of concerns about the adequacy of the company’s capital position.

With the transition to Aberdeen’s fundamental investment process, we took fewer and more concentrated positions in high-quality companies which, in our view, had attractive valuations and had been unfairly punished in the market decline. Standard Chartered became a top position after the stock price declined despite robust and resilient growth prospects. We also have a relatively large holding in Sun Hung Kai Properties Ltd., a Hong Kong-based real estate developer, attributable to a rebound in property sales. We sold the Fund’s positions in large Japanese financial companies, including Sumitomo Mitsui Financial Group Inc., as we believed that they had uncertain earnings and capital prospects. We established new positions in Jones Lang Lasalle Inc., a global real estate and investment management company, and Ocwen Financial Corp., a consolidator of mortgage servicing assets, which we feel are poised to benefit from ongoing financial market restructuring. We sold the Fund’s shares in several U.S. banks at risk of rising credit losses and shareholder dilution, such as Zions Bancorp and Synovus Financial Corp. The number of holdings in the Fund has declined during the reporting period as we consolidated some positions into shares of companies for which we hold higher conviction.

Among the Fund’s largest stock weightings are JPMorgan Chase & Co., a U.S.-based money center bank. The company has a strong capital position and has experienced growth through market share gains in investment banking, as well as a boost in earnings from attractive acquisitions. BNP Paribas, SA, a French wholesale bank, and Royal Bank of Canada are two other examples of global financial franchises with what we believe are attractive valuations and have an opportunity to gain market share from weakened competitors. Standard Chartered and Sun Hung Kai are companies with strong Asian franchises.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

12

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.		Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	15.60%	0.00%		4.22%	1.85%	1.52%
	w/SC3	8.92%	(1.18%	)	3.44%
Class B	w/o SC	14.84%	(0.72%	)	3.47%	2.52%	2.19%
	w/SC4	9.84%	(1.03%	)	3.47%
Class C5	w/o SC	14.81%	(0.72%	)	3.47%	2.52%	2.19%
	w/SC6	13.81%	(0.72%	)	3.34%
Class R7,8	w/o SC	15.38%	(0.18%	)	3.86%	2.04%	1.71%
Institutional Service Class[8]	w/o SC	16.11%	0.30%		4.51%	1.52%	1.19%
Institutional Class[8,9]	w/o SC	15.99%	0.28%		4.50%	1.52%	1.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.
9	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2009 Annual Report

13

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International World Financials (MSCI World Financials) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	97.5%
Other assets in excess of liabilities	2.5%
100.0%

Top Industries
Commercial Banks	32.0%
Insurance	24.7%
Capital Markets	10.5%
Diversified Financial Services	10.4%
Real Estate Management & Development	8.6%
Information Technology Services	5.0%
Thrifts & Mortgage Finance	2.2%
Consumer Finance	2.2%
Real Estate Investment Trust (REIT)	1.9%
Other	2.5%
100.0%

Top Holdings
Standard Chartered PLC (London Listing)	5.1%
JPMorgan Chase & Co.	4.9%
BNP Paribas SA	4.7%
Royal Bank of Canada	4.4%
Sun Hung Kai Properties Ltd.	4.3%
Vienna Insurance Group	4.0%
Zurich Financial Services AG	3.4%
QBE Insurance Group Ltd.	3.4%
National Bank of Greece SA	3.1%
BM&F BOVESPA SA	3.1%
Other	59.6%
100.0%

Top Countries
United States	41.8%
Hong Kong	9.4%
France	7.7%
Switzerland	4.8%
Canada	4.4%
Japan	4.3%
Brazil	4.1%
Austria	4.0%
Australia	3.4%
Greece	3.1%
Other	13.0%
100.0%

Annual Report 2009

14

Statement of Investments

October 31, 2009

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.5%)
AUSTRALIA (3.4%)
Insurance (3.4%)
QBE Insurance Group Ltd. (a)	76,520	$1,540,604
AUSTRIA (4.0%)
Insurance (4.0%)
Vienna Insurance Group (a)	31,800	1,791,625
BERMUDA (1.5%)
Insurance (1.5%)
Aspen Insurance Holdings Ltd.	26,100	673,380
BRAZIL (4.1%)
Diversified Financial Services (4.1%)
BM&F BOVESPA SA	214,847	1,384,811
Cia Brasileira de Meios de Pagamento	51,300	472,243
		1,857,054
CANADA (4.4%)
Commercial Banks (4.4%)
Royal Bank of Canada	38,894	1,970,227
FRANCE (7.7%)
Commercial Banks (4.7%)
BNP Paribas SA (a)	28,207	2,124,731
Insurance (3.0%)
AXA SA (a)	53,381	1,327,457
		3,452,188
GREECE (3.3%)
Commercial Banks (3.3%)
National Bank of Greece SA *(a)	40,845	1,493,154
HONG KONG (9.4%)
Commercial Banks (5.1%)
Standard Chartered PLC (London Listing) (a)	92,885	2,278,323
Real Estate Management & Development (4.3%)
Sun Hung Kai Properties Ltd. (a)	129,000	1,954,466
		4,232,789
ITALY (1.9%)
Commercial Banks (1.9%)
Intesa Sanpaolo SpA *(a)	207,863	874,697
JAPAN (4.3%)
Commercial Banks (1.7%)
Bank of Yokohama Ltd. (The) (a)	158,000	775,978
Real Estate Management & Development (2.6%)
Mitsubishi Estate Co. Ltd. (a)	76,920	1,162,064
		1,938,042
SINGAPORE (2.0%)
Commercial Banks (2.0%)
United Overseas Bank Ltd. (a)	73,000	875,259

	Shares or Principal Amount	Value
SPAIN (2.9%)
Commercial Banks (2.9%)
Banco Bilbao Vizcaya Argentaria SA (a)	72,600	$1,297,592
SWITZERLAND (4.8%)
Capital Markets (1.4%)
Bank Sarasin & Cie AG *(a)	15,428	614,496
Insurance (3.4%)
Zurich Financial Services AG (a)	6,728	1,541,113
		2,155,609
UNITED KINGDOM (2.0%)
Insurance (2.0%)
Aviva PLC (a)	145,552	910,027
UNITED STATES (41.8%)
Capital Markets (9.1%)
Charles Schwab Corp. (The)	59,480	1,031,383
Goldman Sachs Group, Inc. (The)	7,720	1,313,713
Invesco Ltd.	24,974	528,200
State Street Corp.	29,500	1,238,410
		4,111,706
Commercial Banks (6.0%)
Bank of the Ozarks, Inc.	25,260	574,665
CapitalSource, Inc.	158,546	564,424
TCF Financial Corp.	30,890	365,429
Wells Fargo & Co.	25,100	690,752
Wintrust Financial Corp.	17,000	479,570
		2,674,840
Consumer Finance (2.2%)
Capital One Financial Corp.	26,380	965,508
Diversified Financial Services (6.3%)
IntercontinentalExchange, Inc.*	6,460	647,227
JPMorgan Chase & Co.	52,540	2,194,596
		2,841,823
Information Technology Services (5.0%)
Alliance Data Systems Corp.*	20,200	1,110,596
Visa, Inc., Class A	15,140	1,147,007
		2,257,603
Insurance (7.4%)
Aflac, Inc.	11,170	463,443
Hanover Insurance Group, Inc. (The)	27,540	1,158,332
MetLife, Inc.	25,820	878,655
Reinsurance Group of America, Inc.	18,040	831,644
		3,332,074
Real Estate Investment Trust (REIT) (1.9%)
Health Care REIT, Inc.	8,940	396,668
Macerich Co. (The)	15,948	475,250
		871,918

See accompanying notes to financial statements.

2009 Annual Report

15

Statement of Investments (concluded)

October 31, 2009

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
Real Estate Management & Development (1.7%)
Jones Lang LaSalle, Inc.	15,900	$744,915
Thrifts & Mortgage Finance (2.2%)
Ocwen Financial Corp.*	37,960	414,903
Washington Federal, Inc.	33,170	568,865
		983,768
		18,784,155
Total Common Stocks		43,846,401
Total Investments (Cost $36,590,623) (b)—97.5%		43,846,401

Other assets in excess of liabilities—2.5%		1,123,635
Net Assets—100.0%		$44,970,036

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2009

16

Aberdeen Global Small Cap Fund (Unaudited)

Effective July 20, 2009, the Fund became a member of the Aberdeen family of funds.

The Aberdeen Global Small Cap Fund (Class A shares at NAV) returned 20.80% for the annual period ended October 31, 2009, versus 30.61% for its benchmark, the MSCI World Small Cap Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small-/Mid-Cap Funds (consisting of 76 funds) was 27.86% for the period.

Since becoming a member of the Aberdeen family of funds on July 20, 2009, the Fund (Class A shares at NAV) returned 14.73% for the period ended October 31, 2009, versus the 13.96% return of the MSCI World Small Cap Index.

Global small-cap stocks registered significant gains during the reporting period. In the first several months of the period, equity markets fell sharply as the financial meltdown triggered further bank bailouts and the global economy slipped into its worst recession since World War II. Between March 2009 and the end of the period, equities staged a remarkable comeback. Government stimulus measures and monetary policy easing – which resulted in short-term interest rates falling to record-low levels – enabled many economies to avoid falling into a deeper recession, while better-than-expected earnings results further boosted investor sentiment.

Fund performance was hindered by stock selection in the financials, consumer discretionary, materials and consumer staples sectors. The primary individual stock detractors were our positions in three U.S. companies: NewAlliance Bancshares Inc., a bank which operates mainly in Connecticut and Western Massachusetts; discount chain store operator Family Dollar Stores Inc. of North Carolina; and Tennessee-based healthcare products company Chattem Inc. NewAlliance Bancshares increased its loan loss reserves late in the annual period, but the company’s third-quarter 2009 earnings marginally exceeded expectations. Family Dollar Stores’ stock performance lagged versus its peers in the second half of 2009 on expectations that consumers would turn to higher-value items as the economy recovered. Shares of Chattem Inc., which produces and markets over-the-counter healthcare products, fell in line with the consumer staples sector as other cyclical stocks gained favor. We maintain positions in all three companies.

Stock selection in the healthcare and telecommunication services sectors enhanced Fund performance. Among individual holdings, the most notable contributors included U.S.-based healthcare equipment manufacturer Intuitive Surgical Inc., Odontoprev SA, a Brazilian dental services provider, and Nobel Biocare Holding AG, a Swiss manufacturer of dental implants, Intuitive Surgical reported better-than-expected quarterly profits on buoyant sales of its robotic system for surgery. Odontoprev’s stock price rose sharply after it partnered with lender Banco Bradesco to sell dental insurance. Shares of Nobel Biocare gained ground on speculation that the company could become a takeover target, as well as on healthy sales of its NobelActive prosthetic teeth.

After the Fund became a member of the Aberdeen family of funds, we made various transactions to reposition the portfolio in accordance with Aberdeen’s investment process. We employ a fundamental, bottom-up equity investment approach, characterized by intensive, first-hand research and disciplined company evaluation.

The Fund’s largest stock weightings are Hong Kong-based semiconductor equipment manufacturer ASM Pacific Technology Ltd.; Ultrapar Participacoes SA, a Brazilian natural gas company; and British energy services provider Wood Group (John) PLC. We feel that ASM Pacific Technology has a robust business with a careful management team focused on organic growth. The company’s strong balance sheet has allowed it to maintain investments in research and development, despite the downturn. We like Ultrapar’s defensive qualities, and the company also has strengthened its distribution network with the acquisition of the Texaco-brand of gasoline stations in Brazil. In our view, Wood Group (John) has a solid business with both upstream (at or near the initial manufacturing or production process) and downstream (close to the point of sale) exposure.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of the Common Share Class of the predecessor fund, the Credit Suisse Global Small Cap Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

17

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.		10 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A3	w/o SC	20.80%	(0.15%	)	(0.74%	)	4.86%		2.55%	1.55%
	w/SC9	13.88%	(1.34%	)	(1.33%	)	4.39%
Class C4	w/o SC	19.96%	(0.89%	)	–		(1.55%	)	3.24%	2.30%
	w/SC5	18.96%	(0.89%	)	–		(1.55%	)
Class R6,10	w/o SC	20.45%	(0.42%	)	(1.01%	)	4.57%		2.76%	1.80%
Institutional Service Class[7,10]	w/o SC	20.87%	(0.14%	)	(0.74%	)	4.87%		2.31%	1.30%
Institutional Class[8,10]	w/o SC	20.95%	(0.13%	)	(0.73%	)	4.87%		2.24%	1.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of July 20, 2009. The difference between gross and the net operating expense reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Small Cap Fund, Inc. (the “Global Small Predecessor Fund”). The Fund has adopted the performance of the Global Small Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Global Small Predecessor Fund. The Fund and the Global Small Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on September 30, 1996.
3	Returns for periods prior to July 20, 2009, Class A shares are based on the performance of Common Class shares of the Global Small Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Small Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
4	Class C shares of the Global Small Predecessor Fund commenced operations on July 31, 2001.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns for Class R shares are based on the performance of Advisor Class shares of the Global Small Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of the Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class of the Global Small Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares have not been adjusted to reflect the expenses of Institutional Class shares.
9	A 5.75% front-end sales charge was deducted.
10	Not subject to any sales charges

Annual Report 2009

18

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International World Small Cap (MSCI World Small Cap) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Morgan Stanley Capital International World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	92.8%
Preferred Stocks	2.3%
Other assets in excess of liabilities	4.9%
100.0%

Top Industries
Specialty Retail	7.8%
Pharmaceuticals	6.5%
Oil, Gas & Consumable Fuels	6.1%
Machinery	5.9%
Chemicals	5.6%
Hotels, Restaurants & Leisure	5.0%
Electronic Equipment & Instruments	4.2%
Transportation Infrastructure	3.8%
Health Care Providers & Services	3.5%
Diversified Financial Services	3.1%
Other	48.5%
100.0%

Top Holdings
ASM Pacific Technology Ltd.	2.3%
Ultrapar Participacoes SA, Preferred Shares	2.3%
John Wood Group PLC	2.2%
Weir Group PLC (The)	2.2%
Lojas Renner SA	2.1%
Richter Gedeon Nyrt.	2.1%
Venture Corp. Ltd.	2.1%
National Societe Generale Bank	2.1%
Asia Satellite Telecommunications Holdings Ltd.	2.0%
Massmart Holdings Ltd.	2.0%
Other	78.6%
100.0%

Top Countries
United States	20.0%
United Kingdom	18.8%
Japan	8.7%
Brazil	6.9%
Hong Kong	6.4%
Singapore	4.5%
Austria	4.0%
India	4.0%
South Africa	3.1%
Italy	2.9%
Other	20.7%
100.0%

2009 Annual Report

19

Statement of Investments

October 31, 2009

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.8%)
AUSTRIA (4.0%)
Diversified Consumer Services (1.1%)
Oesterreichische Post AG (a)	17,300	$504,859
Electrical Equipment (1.0%)
Zumtobel AG *(a)	26,500	458,075
Machinery (0.9%)
Palfinger AG (a)	18,600	441,501
Transportation Infrastructure (1.0%)
Flughafen Wien AG (a)	9,100	456,697
		1,861,132
BERMUDA (0.9%)
Transportation Infrastructure (0.9%)
Wilson Sons Ltd. BDR	35,000	432,109
BRAZIL (4.6%)
Health Care Providers & Services (1.5%)
OdontoPrev SA	23,900	680,666
Multiline Retail (2.1%)
Lojas Renner SA	55,400	981,589
Real Estate Management & Development (1.0%)
Multiplan Empreendimentos Imobiliarios SA	31,400	475,574
		2,137,829
EGYPT (2.1%)
Commercial Banks (2.1%)
National Societe Generale Bank (a)	185,700	958,582
GERMANY (1.9%)
Computers & Peripherals (1.9%)
Wincor Nixdorf AG (a)	14,800	865,468
HONG KONG (6.4%)
Diversified Telecommunication Services (2.0%)
Asia Satellite Telecommunications Holdings Ltd. (a)	633,000	937,007
Hotels, Restaurants & Leisure (2.1%)
Cafe De Coral Holdings Ltd.	218,000	470,772
Hongkong & Shanghai Hotels Ltd. (The) (a)	368,000	523,849
		994,621
Semiconductors & Semiconductor Equipment (2.3%)
ASM Pacific Technology Ltd. (a)	136,000	1,057,310
		2,988,938
HUNGARY (2.1%)
Pharmaceuticals (2.1%)
Richter Gedeon Nyrt. (a)	4,700	980,286
INDIA (4.0%)
Chemicals (0.7%)
Kansai Nerolac Paints Ltd. (a)	15,758	344,953

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (1.1%)
Castrol (India) Ltd. (a)	45,500	$509,583
Pharmaceuticals (2.2%)
Aventis Pharma Ltd. (a)	15,200	522,291
Glaxosmithkline Pharmaceuticals Ltd. (a)	14,600	484,115
		1,006,406
		1,860,942
ITALY (2.9%)
Building Products (1.0%)
Italcementi SpA (a)	31,100	447,613
Multi-Utilities (1.9%)
Hera SpA (a)	400,100	884,571
		1,332,184
JAPAN (8.7%)
Automobiles (1.0%)
USS Co. Ltd. (a)	8,000	484,023
Chemicals (0.9%)
Kureha Corp. (a)	78,000	420,807
Food Products (1.0%)
HOKUTO Corp. (a)	20,700	462,762
Health Care Equipment & Supplies (1.1%)
Sysmex Corp. (a)	11,100	496,101
Machinery (2.8%)
Amada Co. Ltd. (a)	142,000	868,872
Nabtesco Corp. (a)	40,000	460,597
		1,329,469
Personal Products (0.9%)
Dr. Ci:Labo Co. Ltd. (a)	200	420,811
Specialty Retail (1.0%)
PARCO Co. Ltd. (a)	51,700	452,674
		4,066,647
MALAYSIA (1.0%)
Food Products (1.0%)
United Plantations Bhd	126,200	481,854
MEXICO (1.9%)
Transportation Infrastructure (1.9%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	222,500	905,965
NORWAY (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
TGS Nopec Geophysical Co. ASA *(a)	32,300	490,067
PHILIPPINES (1.0%)
Hotels, Restaurants & Leisure (1.0%)
Jollibee Foods Corp. (a)	459,700	489,178

See accompanying notes to financial statements.

Annual Report 2009

20

Statement of Investments (continued)

October 31, 2009

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
REPUBLIC OF IRELAND (0.9%)
Building Products (0.9%)
Kingspan Group PLC *(a)	52,500	$442,804
SINGAPORE (4.5%)
Diversified Consumer Services (0.9%)
SBS Transit Ltd. (a)	323,000	408,738
Electronic Equipment & Instruments (2.1%)
Venture Corp. Ltd. (a)	151,000	963,512
Real Estate Management & Development (1.5%)
Wheelock Properties (S) Ltd. (a)	577,000	716,647
		2,088,897
SOUTH AFRICA (3.1%)
Food & Staples Retailing (2.0%)
Massmart Holdings Ltd. (a)	81,000	937,003
Specialty Retail (1.1%)
Truworths International Ltd. (a)	86,000	492,865
		1,429,868
SWITZERLAND (1.0%)
Food Products (1.0%)
Barry Callebaut AG (a)	800	447,036
THAILAND (1.0%)
Electronic Equipment & Instruments (1.0%)
Hana Microelectronics Public Co. Ltd. (a)	845,300	467,866
TURKEY (0.9%)
Food & Staples Retailing (0.9%)
BIM Birlesik Magazalar A.S. (a)	11,700	424,379
UNITED KINGDOM (18.8%)
Chemicals (1.1%)
Victrex PLC (a)	39,400	490,336
Diversified Financial Services (3.1%)
Close Brothers Group PLC (a)	56,600	650,769
Rensburg Sheppards PLC (a)	69,500	781,808
		1,432,577
Electrical Equipment (1.8%)
Chloride Group PLC (a)	164,800	435,037
SIG PLC *(a)	217,100	422,424
		857,461
Electronic Equipment & Instruments (1.1%)
Chemring Group PLC (a)	12,400	536,887
Hotels, Restaurants & Leisure (1.9%)
Millennium & Copthorne Hotels PLC (a)	159,500	881,504
Household Durables (0.9%)
Persimmon PLC *(a)	64,800	427,155
Machinery (2.2%)
Weir Group PLC (The) (a)	88,400	1,012,924

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (2.2%)
John Wood Group PLC (a)	197,600	$1,034,964
Personal Products (1.1%)
PZ Cussons PLC (a)	122,800	502,201
Pharmaceuticals (1.1%)
Dechra Pharmaceuticals PLC (a)	70,700	532,010
Specialty Retail (2.3%)
Halfords Group PLC (a)	85,200	546,217
Mothercare PLC (a)	53,600	505,832
		1,052,049
		8,760,068
UNITED STATES (20.0%)
Chemicals (2.9%)
CF Industries Holdings, Inc.	11,150	928,238
Valspar Corp. (The)	17,200	436,364
		1,364,602
Containers & Packaging (1.0%)
Silgan Holdings, Inc.	9,000	483,750
Electric Utility (1.5%)
ITC Holdings Corp.	15,500	688,510
Energy Equipment & Services (1.4%)
Tidewater, Inc.	15,200	633,384
Health Care Equipment & Supplies (1.9%)
Hologic, Inc.*	28,800	425,664
IDEXX Laboratories, Inc.*	9,300	475,416
		901,080
Health Care Providers & Services (2.0%)
LHC Group, Inc.*	15,900	443,769
Sun Healthcare Group, Inc.*	54,600	495,768
		939,537
Information Technology Services (1.0%)
Total System Services, Inc.	29,300	467,921
Insurance (1.5%)
HCC Insurance Holdings, Inc.	25,700	678,223
Life Sciences Tools & Services (1.0%)
Covance, Inc.*	8,800	454,784
Metals & Mining (0.9%)
Harsco Corp.	13,600	428,264
Oil, Gas & Consumable Fuels (1.7%)
Cabot Oil & Gas Corp.	20,100	773,247
Personal Products (1.0%)
Chattem, Inc.*	7,330	464,502
Pharmaceuticals (1.1%)
Perrigo Co.	14,300	531,817

See accompanying notes to financial statements.

2009 Annual Report

21

Statement of Investments (concluded)

October 31, 2009

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Specialty Retail (1.1%)
Urban Outfitters, Inc.*	15,600	$489,528
		9,299,149
Total Common Stocks		43,211,248
PREFERRED STOCK (2.3%)
BRAZIL (2.3%)
Specialty Retail (2.3%)
Ultrapar Participacoes SA, Preferred Shares	24,100	1,055,889
Total Preferred Stock		1,055,889
Total Investments (Cost $44,986,245) (b)—95.1%		44,267,137

Other assets in excess of liabilities—4.9%		2,266,645
Net Assets—100.0%		$46,533,782

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2009

22

Aberdeen Global Utilities Fund (Unaudited)

For the annual period ended October 31, 2009, the Aberdeen Global Utilities Fund (Class A at NAV) returned 12.30% versus 13.91% for its benchmark, a blend of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Utility Funds (consisting of 99 funds) was 6.71% for the same time period.

Since Aberdeen Asset Management Investment Services Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 5.25% for the 10-month period ended October 31, 2009, versus the 5.21% return of a blend of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index.

During the reporting period, the performance of global utilities stocks, as measured by the MSCI World Utilities Index, significantly lagged that of the MSCI World Index, which rose 19.21%. The MSCI World Telecommunication Services Index, however, modestly outperformed the broader global market for the period. The increase in risk appetite led to the liquidity-driven global equity market rally, which saw investors favor riskier stocks over defensive ones. Equity markets fell sharply early in the annual period as the severe deterioration of the global economy triggered major sell-offs. But stocks staged a remarkable comeback beginning in March 2009, rising over 60% from that time to the end of the reporting period on October 31. Investor sentiment was boosted by better-than-expected corporate earnings results, while global government stimulus measures, along with declining inventories, enabled many economies to avoid falling into a deeper recession. The U.S. economy grew 6.4% in the third quarter of 2009, bolstered by its massive fiscal and monetary stimulus measures, while China’s recovery accelerated. Conversely, the UK remained mired in recession.

The Fund’s small exposure to the energy sector had a negative impact on investment results for the reporting period. The primary detractor at the individual stock level was our holding in Spanish energy company Union Fenosa SA. The share price tumbled after its parent company, Gas Natural, which holds a 95% stake in Union Fenosa, said it would acquire the remaining shares at a significant discount. We subsequently liquidated the Fund’s holding in the stock. The absence of positions in Italian electric utility Enel S.p.A, and Veolia Environnement SA., a French provider of environmental management services, also hampered the relative performance. Enel’s stock gained ground after the company reported solid results for the first half of 2009, while Veolia Environnement’s share price rose following the company’s announcement that it had been awarded a significant public service contract.

Fund performance was enhanced mainly by security selection in the diversified telecommunications services industry. The top three contributors among individual holdings were companies in this subsector: Telefonica SA of Spain; Brazil-based Telecomunicacoes de Sao Paolo SA (Telesp); and Koninklijke KPN NV of the Netherlands. Telefonica’s results for the first nine months of 2009 saw robust net additions in its wireless business, as well as positive revenue growth despite the continued cyclical impact. Telesp’s performance was buoyed by growing broadband and pay-TV demand. Koninklijke KPN saw continued efficiency in its operations and has rewarded shareholders by increasing its dividend payout.

Since taking over the portfolio in January, we have sold 33 holdings and initiated positions in stocks in which we have greater conviction, including telecommunications companies Belgacom SA of Belgium; China Mobile Ltd., Taiwan Mobile; Telesp; Canada’s Telus Corp.; and Portugal Telecom SGPS SA; Hera S.p.A., an Italian company engaged in the energy, environmental and water industries; and Hong Kong electric utility company CLP Holdings Ltd. We are comfortable with the management of these companies, which meet our quality and balance sheet criteria. We also added to and pared some existing holdings during the annual period. The portfolio is now more concentrated but remains well diversified geographically.

The Fund’s greatest absolute stock weightings include Vodafone Group PLC, a British wireless telecommunications service company; German diversified utility E.ON AG; and Telesp. Both UK-based Vodafone and Brazil’s Telesp trade at what we view as attractive valuations and have relatively high dividend yields. Vodafone is the largest global mobile telecommunications operator by revenue, the bulk of which is derived from its European business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Communications Inc. E.ON is one of the world’s largest energy services providers. We like the company’s business model and its strong ability to generate cash, and the company has achieved growth both organically – that is, it has expanded its business internally – and via acquisitions.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Global Utilities Composite Index is a comparative composite performance index which consists of 60% of the MSCI World Telecom Index and 40% of the MSCI World Utilities Index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in utilities and utility-related industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

23

Aberdeen Global Utilities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	12.30%	6.22%	5.26%	2.21%	1.52%
	w/SC3	5.80%	4.98%	4.48%
Class B	w/o SC	11.61%	5.48%	4.51%	2.82%	2.13%
	w/SC4	6.61%	5.21%	4.51%
Class C5	w/o SC	11.58%	5.46%	4.51%	2.82%	2.13%
	w/SC6	10.58%	5.46%	4.37%
Class R7,9	w/o SC	12.11%	5.99%	4.89%	2.33%	1.64%
Institutional Service Class[9]	w/o SC	12.70%	6.51%	5.55%	1.82%	1.13%
Institutional Class[8,9]	w/o SC	12.76%	6.52%	5.56%	1.82%	1.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Annual Report 2009

24

Aberdeen Global Utilities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services (MSCI World Telecom) IndexSM, Morgan Stanley Capital International World Utilities (MSCI World Utilities) IndexSM, Global Utilities Composite Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Telecommunications IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Service Index and 40% MSCI World Utilities Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	100.7%
Liabilities in excess of other assets	(0.7%	)
	100.0%

Top Industries
Diversified Telecommunication Services	41.9%
Electric Utilities	24.6%
Wireless Telecommunication Services	18.2%
Multi-Utilities	9.9%
Gas Utilities	6.1%
Other	(0.7%	)
	100.0%

Top Holdings
Vodafone Group PLC	8.5%
E.ON AG	8.2%
Telesp—Telecomunicacoes de Sao Paulo SA ADR	6.6%
GDF Suez	6.1%
Taiwan Mobile Co. Ltd.	5.6%
Koninklijke KPN NV	5.2%
National Grid PLC	4.7%
Telefonica SA	4.7%
Centrica PLC	4.7%
AT&T, Inc.	4.5%
Other	41.2%
100.0%

Top Countries
United Kingdom	20.4%
United States	13.1%
Germany	11.2%
France	9.6%
Spain	7.7%
Brazil	6.6%
Taiwan	5.6%
Netherlands	5.2%
China	4.1%
Belgium	4.1%
Other	12.4%
100.0%

2009 Annual Report

25

Statement of Investments

October 31, 2009

Aberdeen Global Utilities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.7%)
BELGIUM (4.1%)
Diversified Telecommunication Services (4.1%)
Belgacom SA (a)	12,500	$468,123
BRAZIL (6.6%)
Diversified Telecommunication Services (6.6%)
Telesp—Telecomunicacoes de Sao Paulo SA ADR	30,600	758,574
CANADA (3.5%)
Diversified Telecommunication Services (3.5%)
Telus Corp.	12,700	399,032
CHINA (4.1%)
Wireless Telecommunication Services (4.1%)
China Mobile Ltd. (a)	50,000	468,734
FRANCE (9.6%)
Diversified Telecommunication Services (3.5%)
France Telecom SA (a)	16,000	396,419
Gas Utilities (6.1%)
GDF Suez (a)	16,800	702,293
		1,098,712
GERMANY (11.2%)
Electric Utilities (8.2%)
E.ON AG (a)	24,500	935,984
Multi-Utilities (3.0%)
RWE AG (a)	4,000	349,640
		1,285,624
HONG KONG (2.1%)
Electric Utilities (2.1%)
CLP Holdings Ltd. (a)	35,500	237,928
ITALY (2.2%)
Multi-Utilities (2.2%)
Hera SpA (a)	115,400	255,135
NETHERLANDS (5.2%)
Diversified Telecommunication Services (5.2%)
Koninklijke KPN NV (a)	32,970	597,972
PORTUGAL (2.4%)
Diversified Telecommunication Services (2.4%)
Portugal Telecom SGPS SA (a)	24,000	274,304
SINGAPORE (2.9%)
Diversified Telecommunication Services (2.9%)
Singapore Telecommunications Ltd. (a)	159,000	329,806
SPAIN (7.7%)
Diversified Telecommunication Services (4.7%)
Telefonica SA (a)	19,200	536,133

	Shares or Principal Amount	Value
Electric Utility (3.0%)
Iberdrola SA (a)	37,500	$339,662
		875,795
TAIWAN (5.6%)
Wireless Telecommunication Services (5.6%)
Taiwan Mobile Co. Ltd. (a)	359,000	642,191
UNITED KINGDOM (20.4%)
Electric Utilities (7.2%)
National Grid PLC (a)	54,500	539,791
Scottish & Southern Energy PLC (a)	16,096	284,049
		823,840
Multi-Utilities (4.7%)
Centrica PLC (a)	131,700	534,950
Wireless Telecommunication Services (8.5%)
Vodafone Group PLC (a)	443,900	978,137
		2,336,927
UNITED STATES (13.1%)
Diversified Telecommunication Services (9.0%)
AT&T, Inc.	20,100	515,967
Verizon Communications, Inc.	17,300	511,907
		1,027,874
Electric Utilities (4.1%)
FPL Group, Inc.	9,690	475,779
		1,503,653
Total Common Stocks		11,532,510
Total Investments (Cost $13,181,905) (b)—100.7%		11,532,510

Liabilities in excess of other assets—(0.7)%		(75,649)
Net Assets—100.0%		$11,456,861

(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2009

26

Aberdeen International Equity Fund (Unaudited)

For the annual period ended October 31, 2009, the Aberdeen International Equity Fund (Class A at NAV) returned 23.64% versus 34.79% for its benchmark, MSCI All Country World ex. U.S. Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of International Large-Cap Core Funds (consisting of 388 funds) was 23.97% for the same time period.

Since Aberdeen Asset Management Investment Services Limited (“AAMISL”) assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 25.29% for the 10-month period ended October 31, 2009, versus the 35.27% return of the MSCI All Country World ex. U.S. Index.

In the first four months of the reporting period, the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the global economy slipped into its worst recession since World War II. Nevertheless, stocks rose significantly during the turbulent 12-month period ended October 31, 2009. Between March 2009 and the end of the period, however, equities staged a remarkable comeback. Government stimulus measures and monetary policy easing – which resulted in short-term interest rates falling to record-low levels – enabled many economies to avoid falling into a deeper recession, while better-than-expected earnings results further boosted investor sentiment. Among individual country markets, Japan fared poorly, hurt by a strengthening yen and uncertainty surrounding the change in government. Indonesia outperformed the broader market, as its economy remained resilient through the crisis.

Security selection in the financials, healthcare and consumer discretionary sectors had a negative effect on Fund performance for the annual period. The main detractors among individual holdings were Wolseley PLC, a UK-based manufacturer of plumbing and heating products; Takeda Pharmaceutical Co. Ltd. of Japan; and Japanese diversified financial services company Orix Corp. Wolseley’s share price fell after the company struggled with the downturn in the property and construction sectors and resorted to capital-raising to shore up its balance sheet. Takeda Pharmaceutical grappled with the expiration of the patent for its blockbuster drugs, Actos and Prevacid, which together accounted for one-third of total net sales in 2008, while its purchase of U.S.-based Millennium Pharmaceuticals Inc. at a 54% premium to the stock’s closing price on the date of the transaction appeared expensive. We still like the company for its massive cash position and robust balance sheet. Shares of Orix fell after the company announced that it would issue convertible bonds to bolster its financial base, raising fears that the value of existing shares might be diluted. We sold Wolseley and Orix in the first quarter of 2009, on concerns over their deteriorating operating environments.

Stock selection in the energy, information technology and industrials sectors provided the most positive relative returns. The most notable individual stock contributors included Brazilian integrated oil and gas company Petroleo Brasileiro SA (Petrobras); Rio Tinto PLC, a UK-based metals mining and exploration company; and Nordea Bank AB, a Swiss diversified financial services company. Both Petrobras and Rio Tinto benefited from the rebound in commodity prices. Petrobras was further buoyed by hopes that it would play a major role in developing Brazil’s vast pre-salt offshore oil reserves, while Rio Tinto’s merger talks with BHP Billiton Ltd. in late 2008 provided a boost to the stock price. (The merger had not been completed by the end of the reporting period.) Meanwhile, shares of Nordea Bank rose after the company’s first-quarter profits fell less than expected.

Over the 10 months since AAMISL assumed day-to-day management of the Fund, we undertook several transactions to align the Fund with Aberdeen’s investment process. We sold 43 holdings, and the more concentrated portfolio reflects our bottom-up, conviction-led investment process. Conversely, we initiated positions in PetroChina Company Ltd., China’s largest onshore oil and gas company, which we believe is a proxy for the country’s long-term growth prospects, as well as Grupo Aeroportuario del Sureste, which operates 13 Mexican airports and, in our view, offers quality exposure to increasing regional air travel.

The Fund’s largest absolute stock weightings are Korean semiconductor manufacturer Samsung Electronics Co. Ltd.; ENI S.p.A., an Italian energy company; and German diversified utility E.ON AG. Samsung is the leading Korean semiconductor company, which is also a major player in mobile phones and LCD TVs. It has a strong competitive position across each of its three business segments. Eni is a well-diversified oil and gas company with operations primarily in North Africa and Europe. It has a 50% stake in Snam Rete Gas S.p.A., which owns the largest natural gas pipeline system in Italy. We believe that this is one of the most undervalued oil companies in the sector. E.ON is one of the world’s largest energy services providers. In our view, the company’s management is discerning, as it has achieved growth both organically – that is, it has expanded its business internally – and via acquisitions. When E.On has rejected what it believes are unfavorable acquisition deals, the company has returned cash to shareholders. Because the company is underleveraged, it will invest €63 billion (roughly $93.6 billion) in the next few years. We like its strong ability to generate cash.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Annual Report

27

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	23.64%	10.08%	2.55%	1.73%	1.55%
	w/SC3	16.54%	8.77%	1.89%
Class B	w/o SC	22.93%	9.31%	1.82%	2.42%	2.24%
	w/SC4	17.93%	9.03%	1.82%
Class C5,6	w/o SC	22.91%	9.31%	1.88%	2.42%	2.24%
	w/SC7	21.91%	9.31%	1.77%
Class R5,9	w/o SC	23.49%	9.87%	2.14%	1.95%	1.77%
Institutional Service Class[9]	w/o SC	24.04%	10.40%	2.85%	1.42%	1.24%
Institutional Class[8,9]	w/o SC	24.22%	10.41%	2.86%	1.42%	1.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Annual Report 2009

28

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index, is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	89.4%
Preferred Stocks	7.6%
Other assets in excess of liabilities	3.0%
100.0%

Top Industries
Commercial Banks	11.2%
Oil, Gas & Consumable Fuels	10.0%
Insurance	9.1%
Pharmaceuticals	8.0%
Semiconductors & Semiconductor Equipment	7.6%
Wireless Telecommunication Services	5.1%
Real Estate Management & Development	4.2%
Electric Utilities	3.9%
Machinery	3.5%
Metals & Mining	3.3%
Other	34.1%
100.0%

Top Holdings
Samsung Electronics Co. Ltd. GDR	4.1%
Eni SpA	4.0%
E.ON AG	3.9%
Vodafone Group PLC	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.5%
Petroleo Brasileiro SA ADR, Preferred Shares	3.5%
Zurich Financial Services AG	3.4%
Rio Tinto PLC	3.3%
Roche Holding AG	3.2%
Standard Chartered PLC	3.1%
Other	64.3%
100.0%

Top Countries
United Kingdom	16.3%
Japan	11.2%
Italy	9.4%
Switzerland	8.7%
Germany	8.0%
Hong Kong	5.6%
Sweden	5.2%
Singapore	4.2%
Republic of South Korea	4.1%
Taiwan	3.5%
Other	23.8%
100.0%

2009 Annual Report

29

Statement of Investments

October 31, 2009

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.4%)
AUSTRALIA (3.0%)
Insurance (3.0%)
QBE Insurance Group Ltd. (a)	559,400	$11,262,597
BELGIUM (1.5%)
Diversified Telecommunication Services (1.5%)
Belgacom SA (a)	144,300	5,404,010
CHINA (2.8%)
Oil, Gas & Consumable Fuels (1.4%)
PetroChina Co. Ltd. (a)	4,278,000	5,147,769
Wireless Telecommunication Services (1.4%)
China Mobile Ltd. (a)	576,558	5,405,041
		10,552,810
FRANCE (2.5%)
Electrical Equipment (2.5%)
Schneider Electric SA (a)	90,998	9,461,798
GERMANY (8.0%)
Air Freight & Logistics (1.1%)
Deutsche Post AG (a)	247,900	4,158,733
Electric Utility (3.9%)
E.ON AG (a)	382,400	14,608,991
Food & Staples Retailing (1.0%)
Metro AG (a)	63,800	3,516,401
Textiles, Apparel & Luxury Goods (2.0%)
Adidas AG (a)	164,091	7,596,715
		29,880,840
HONG KONG (5.6%)
Commercial Banks (3.1%)
Standard Chartered PLC (London Listing) (a)	469,100	11,506,287
Real Estate Management & Development (2.5%)
Swire Pacific Ltd., Class A (a)	772,500	9,414,293
		20,920,580
ITALY (9.4%)
Commercial Banks (2.6%)
Intesa Sanpaolo SpA *(a)	2,249,200	9,464,737
Energy Equipment & Services (2.8%)
Tenaris SA ADR	293,700	10,461,594
Oil, Gas & Consumable Fuels (4.0%)
Eni SpA (a)	607,200	15,036,834
		34,963,165
JAPAN (11.2%)
Chemicals (1.8%)
Shin-Etsu Chemical Co. Ltd. (a)	131,168	6,957,168
Commercial Banks (0.6%)
Bank of Yokohama Ltd. (The) (a)	480,000	2,357,403

	Shares or Principal Amount	Value
Machinery (1.9%)
Fanuc Ltd. (a)	84,200	$6,994,918
Office Electronics (2.5%)
Canon, Inc. (a)	245,100	9,242,508
Pharmaceuticals (2.7%)
Takeda Pharmaceutical Co. Ltd. (a)	251,104	10,044,211
Real Estate Management & Development (1.7%)
Daito Trust Construction Co. Ltd. (a)	150,200	6,244,315
		41,840,523
MEXICO (2.3%)
Transportation Infrastructure (2.3%)
Grupo Aeroportuario del Sureste SAB de CV ADR	210,500	8,565,245
NETHERLANDS (2.5%)
Industrial Conglomerates (2.5%)
Koninklijke Philips Electronics NV (a)	362,700	9,110,383
SINGAPORE (4.2%)
Commercial Banks (1.8%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,275,028	6,872,690
Hotels, Restaurants & Leisure (2.4%)
City Developments Ltd. (a)	1,252,000	8,774,016
		15,646,706
SPAIN (2.7%)
Insurance (2.7%)
Mapfre SA (a)	2,367,131	10,142,974
SWEDEN (5.2%)
Commercial Banks (3.1%)
Nordea Bank AB (a)	1,066,900	11,455,119
Communications Equipment (2.1%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	754,693	7,887,412
		19,342,531
SWITZERLAND (8.7%)
Food Products (2.1%)
Nestle SA (a)	172,120	8,006,192
Insurance (3.4%)
Zurich Financial Services AG (a)	55,400	12,689,900
Pharmaceuticals (3.2%)
Roche Holding AG (a)	73,700	11,807,461
		32,503,553
TAIWAN (3.5%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,363,577	13,008,525

See accompanying notes to financial statements.

Annual Report 2009

30

Statement of Investments (concluded)

October 31, 2009

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (16.3%)
Machinery (1.6%)
Weir Group PLC (The) (a)	514,600	$5,896,501
Metals & Mining (3.3%)
Rio Tinto PLC (a)	280,700	12,407,889
Multi-Utilities (1.5%)
Centrica PLC (a)	1,388,357	5,639,348
Oil, Gas & Consumable Fuels (1.1%)
Royal Dutch Shell PLC, Class B (a)	134,100	3,859,837
Pharmaceuticals (2.1%)
AstraZeneca PLC (a)	174,300	7,823,448
Tobacco (3.0%)
British American Tobacco PLC (a)	350,450	11,165,805
Wireless Telecommunication Services (3.7%)
Vodafone Group PLC (a)	6,263,790	13,802,314
		60,595,142
Total Common Stocks		333,201,382
PREFERRED STOCK (7.6%)
BRAZIL (3.5%)
Oil, Gas & Consumable Fuels (3.5%)
Petroleo Brasileiro SA ADR, Preferred Shares	320,900	12,874,508
REPUBLIC OF SOUTH KOREA (4.1%)
Semiconductors & Semiconductor Equipment (4.1%)
Samsung Electronics Co. Ltd. GDR (a)	76,600	15,330,807
Total Preferred Stocks		28,205,315
Total Investments (Cost $310,205,747) (b)—97.0%		361,406,697

Other assets in excess of liabilities—3.0%		11,112,464
Net Assets—100.0%		$372,519,161

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2009 Annual Report

31

Aberdeen Select Worldwide Fund (Unaudited)

For the annual period ended October 31, 2009, the Aberdeen Select Worldwide Fund (Class A at NAV) returned 17.13% versus 19.21% for its benchmark, the MSCI World Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Global Large-Cap Core Funds (consisting of 104 funds) was 20.12% for the same time period.

Since Aberdeen Asset Management Investment Services Limited (“AAMISL”) assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 23.27% for the 10-month period ended October 31, 2009, versus the 23.34% return of the MSCI World Index.

Global equity markets rose significantly during the reporting period, which was marked by extreme turbulence. In the first four months, stocks fell sharply as the financial meltdown triggered further bank bailouts and the global economy slipped into its worst recession since the World War II. Between March 2009 and the end of the annual period, equities staged a remarkable comeback. Government stimulus measures, along with an upturn in the inventory cycle, enabled many economies to avoid falling into a deeper recession, while better-than-expected company results also boosted investor sentiment. Among individual country markets, Japan fared poorly, hurt by a strengthening yen and uncertainty surrounding the change in government. The performance of U.S. stocks, as measured by the S&P 500 Index, lagged that of the overall global market as a result of the country’s comparatively poor economic outlook. Indonesia outperformed the broader market, as its economy remained resilient through the crisis.

Stock selection in the materials, financials and consumer discretionary sectors hindered Fund performance. The most notable detractors among individual holdings were two diversified financial services companies – U.S.-based JPMorgan Chase & Co., and Orix Corp. of Japan – as well as Wolseley PLC, a UK-based manufacturer of plumbing and heating products. The portfolio’s holding in JPMorgan Chase was the largest detractor from performance, as the stock rose in line with the broader financial sector’s rally after we sold our shares in the first quarter of 2009. The share price of Orix fell after the company announced that it would issue convertible bonds to bolster its financial base, raising fears that the value of existing shares may be diluted. Wolseley also disappointed, as conditions in the UK property and construction sectors remained challenging, and it resorted to capital-raising to shore up its balance sheet. We sold Wolseley and Orix in the first quarter of 2009, on concerns about their deteriorating operating environments.

Stock selection in the energy and industrials sectors provided the most positive relative returns for the reporting period. The primary contributors at the stock level included Brazilian integrated oil and gas company Petroleo Brasileiro SA (Petrobras); UK-based commercial bank Standard Chartered PLC; and Nordea Bank AB, a Swedish diversified financial services company. Shares of Petrobras rose in tandem with the rebound in cyclical stocks and the recent strength in oil prices, while Standard Chartered benefited from the exit of international rivals from emerging markets, and also delivered positive earnings results. Nordea Bank’s stock rose as the company boosted investor confidence after it raised €2.5 billion (approximately $3.7 billion) in an oversubscribed rights issue, in which current shareholders are given the right to purchase new shares issued by the corporation at a predetermined price. Nordea also posted better-than-expected third-quarter profits, as bad loans grew at a slower pace amid a stabilizing domestic economy.

With the transition to Aberdeen’s fundamental investment process after AAMISL assumed day-to-day management of the Fund on January 1, 2009, we sold several stocks as we focused on high-quality companies which, in our view, had attractive valuations, business sustainability, and management and balance sheet strength. We initiated several holdings in the U.S., including pharmacy group CVS Caremark Corp., as the company continued to improve its profit margins; oil and natural gas company EOG Resources Inc., which has an impressive management team and superior production growth; food and beverage company Kraft Foods Inc.; and oil services company Schlumberger Ltd. We also established new positions in Chinese oil and gas company PetroChina Co. Ltd, as we feel that the company is poised to benefit from the growth in domestic consumption; integrated oil and gas company Royal Dutch Shell PLC, which was trading at a historically low book value; and Japan’s Shin-Etsu Chemical Co. Ltd, the world’s largest supplier of semiconductor materials, given its technological edge. Our sales included Dow Chemical Co. and pharmaceutical company Wyeth in the U.S.; Japanese financial services group Orix; building supplies group Wolseley, and retail supermarket store operator Wm Morrison Supermarkets PLC, both based in the UK; and German lender Commerzbank AG following its acquisition of Dresdner Bank. We also liquidated the Fund’s holding in Japanese auto manufacturer Toyota Motor Corp. in view of the challenging operating conditions.

The Fund’s largest absolute stock weightings are Brazilian integrated oil and gas company Petroleo Brasileiro SA (Petrobras); German diversified utility E.ON AG; and Zurich Financial Services AG, a Swiss provider of insurance-based financial products. Petrobras holds vast reserves, has increased production capacity, and has made substantial new oil finds, while E.ON has grown its business both organically –that is, it has expanded its business internally – and by acquisitions. We believe that Zurich Financial Services stands to benefit from the changing insurance landscape in Germany, with automobile insurance increasingly provided over the Internet, where the company owns the leading brand.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries. The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

32

Aberdeen Select Worldwide Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	17.13%	6.16%	0.15%		2.20%	1.62%
	w/SC3	10.40%	4.91%	(0.49%	)
Class B	w/o SC	16.18%	5.41%	(0.56%	)	2.90%	2.32%
	w/SC4	11.18%	5.08%	(0.56%	)
Class C5,6	w/o SC	16.35%	5.43%	(0.50%	)	2.90%	2.32%
	w/SC8	15.35%	5.43%	(0.61%	)
Class R5,9	w/o SC	16.88%	5.89%	(0.25%	)	2.42%	1.84%
Institutional Class[7,9]	w/o SC	17.24%	6.18%	0.16%		1.90%	1.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. Performance of Institutional Class for the period beginning on April 23, 2009 through June 30, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
8	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
9	Not subject to any sales charges.

2009 Annual Report

33

Aberdeen Select Worldwide Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select Worldwide Fund, the Morgan Stanley Capital International World (MSCI World) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	92.2%
Preferred Stocks	6.6%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries
Pharmaceuticals	9.8%
Oil, Gas & Consumable Fuels	9.8%
Commercial Banks	9.2%
Semiconductors & Semiconductor Equipment	8.9%
Insurance	8.7%
Energy Equipment & Services	4.6%
Tobacco	4.5%
Real Estate Management & Development	4.4%
Electric Utilities	3.4%
Wireless Telecommunication Services	2.9%
Other	33.8%
100.0%

Top Holdings
Petroleo Brasileiro SA ADR Preferred Shares	3.5%
E.ON AG	3.4%
Zurich Financial Services AG	3.4%
Eni SpA	3.4%
Roche Holding AG	3.1%
Samsung Electronics Co. Ltd. GDR	3.1%
Nordea Bank AB	3.1%
Johnson & Johnson	3.0%
QBE Insurance Group Ltd.	3.0%
Standard Chartered PLC (London Listing)	3.0%
Other	68.0%
100.0%

Top Countries
Unites States	19.8%
United Kingdom	11.2%
Japan	10.3%
Italy	8.6%
Germany	6.8%
Switzerland	6.5%
Hong Kong	5.7%
Sweden	5.0%
Brazil	3.5%
Republic of South Korea	3.1%
Other	19.5%
100.0%

Annual Report 2009

34

Statement of Investments

October 31, 2009

Aberdeen Select Worldwide Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.2%)
AUSTRALIA (3.0%)
Insurance (3.0%)
QBE Insurance Group Ltd. (a)	50,800	$1,022,774
BELGIUM (1.0%)
Diversified Telecommunication Services (1.0%)
Belgacom SA (a)	8,800	329,558
CANADA (1.5%)
Road & Rail (1.5%)
Canadian National Railway Co.	10,800	522,130
CHINA (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
PetroChina Co. Ltd. (a)	324,000	389,873
FRANCE (2.5%)
Electrical Equipment (2.5%)
Schneider Electric SA (a)	8,400	873,416
GERMANY (6.8%)
Air Freight & Logistics (1.2%)
Deutsche Post AG (a)	24,900	417,719
Electric Utilities (3.4%)
E.ON AG (a)	31,000	1,184,306
Textiles, Apparel & Luxury Goods (2.2%)
Adidas AG (a)	16,300	754,621
		2,356,646
HONG KONG (5.7%)
Commercial Banks (3.0%)
Standard Chartered PLC (London Listing) (a)	41,600	1,020,383
Real Estate Management & Development (2.7%)
Swire Pacific Ltd., Class A (a)	77,500	944,476
		1,964,859
ITALY (8.6%)
Commercial Banks (2.4%)
Intesa Sanpaolo SpA *(a)	198,200	834,035
Energy Equipment & Services (2.8%)
Tenaris SA ADR	27,400	975,988
Oil, Gas & Consumable Fuels (3.4%)
Eni SpA (a)	46,500	1,151,536
		2,961,559
JAPAN (10.3%)
Chemicals (1.4%)
Shin-Etsu Chemical Co. Ltd. (a)	8,900	472,057
Commercial Banks (0.7%)
Bank of Yokohama Ltd. (The) (a)	47,000	230,829

	Shares or Principal Amount	Value
Machinery (1.9%)
Fanuc Ltd. (a)	8,100	$672,908
Office Electronics (2.5%)
Canon, Inc. (a)	22,700	855,997
Pharmaceuticals (2.1%)
Takeda Pharmaceutical Co. Ltd. (a)	18,600	744,004
Real Estate Management & Development (1.7%)
Daito Trust Construction Co. Ltd. (a)	14,200	590,341
		3,566,136
NETHERLANDS (1.9%)
Industrial Conglomerates (1.9%)
Koninklijke Philips Electronics NV (a)	26,700	670,657
SINGAPORE (2.1%)
Hotels, Restaurants & Leisure (2.1%)
City Developments Ltd. (a)	103,000	721,824
SPAIN (2.3%)
Insurance (2.3%)
Mapfre SA (a)	185,600	795,282
SWEDEN (5.0%)
Commercial Banks (3.1%)
Nordea Bank AB (a)	99,900	1,072,609
Communications Equipment (1.9%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	60,800	635,430
		1,708,039
SWITZERLAND (6.5%)
Insurance (3.4%)
Zurich Financial Services AG (a)	5,100	1,168,204
Pharmaceuticals (3.1%)
Roche Holding AG (a)	6,800	1,089,426
		2,257,630
TAIWAN (2.9%)
Semiconductors & Semiconductor Equipment (2.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	103,012	982,735
UNITED KINGDOM (11.2%)
Metals & Mining (2.8%)
Rio Tinto PLC (a)	22,100	976,895
Multi-Utilities (1.0%)
Centrica PLC (a)	84,000	341,198
Oil, Gas & Consumable Fuels (0.9%)
Royal Dutch Shell PLC, Class B (a)	11,400	328,129
Pharmaceuticals (1.6%)
AstraZeneca PLC (a)	12,100	543,108

See accompanying notes to financial statements.

2009 Annual Report

35

Statement of Investments (concluded)

October 31, 2009

Aberdeen Select Worldwide Fund

	Shares or Principal Amount	Value
Tobacco (2.0%)
British American Tobacco PLC (a)	21,700	$691,391
Wireless Telecommunication Services (2.9%)
Vodafone Group PLC (a)	457,400	1,007,885
		3,888,606
UNITED STATES (19.8%)
Aerospace & Defense (2.2%)
United Technologies Corp.	12,200	749,690
Energy Equipment & Services (1.8%)
Schlumberger Ltd.	9,700	603,340
Food & Staples Retailing (1.0%)
CVS Caremark Corp.	10,200	360,060
Food Products (1.6%)
Kraft Foods, Inc.	19,900	547,648
Health Care Providers & Services (1.3%)
Quest Diagnostics, Inc.	7,900	441,847
Household Products (2.6%)
Procter & Gamble Co.	15,700	910,600
Oil, Gas & Consumable Fuels (0.9%)
EOG Resources, Inc.	4,000	326,640
Pharmaceuticals (3.0%)
Johnson & Johnson	17,500	1,033,375
Semiconductors & Semiconductor Equipment (2.9%)
Intel Corp.	52,500	1,003,275
Tobacco (2.5%)
Philip Morris International, Inc.	18,200	861,952
		6,838,427
Total Common Stocks		31,850,151

	Shares or Principal Amount	Value
PREFERRED STOCKS (6.6%)
BRAZIL (3.5%)
Oil, Gas & Consumable Fuels (3.5%)
Petroleo Brasileiro SA ADR Preferred Shares	29,600	$1,187,552
REPUBLIC OF SOUTH KOREA (3.1%)
Semiconductors & Semiconductor Equipment (3.1%)
Samsung Electronics Co. Ltd. GDR (a)	5,400	1,080,762
Total Preferred Stocks		2,268,314
Total Investments (Cost $28,776,034) (b)—98.8%		34,118,465

Other assets in excess of liabilities—1.2%		427,399
Net Assets—100.0%		$34,545,864

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2009

36

Statements of Assets and Liabilities

October 31, 2009

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund	Aberdeen Global Small Cap Fund
Assets:
Investments, at value (cost $35,311,063; $99,746,495; $36,590,623; $44,986,245)	$46,786,726	$121,306,159	$43,846,401	$44,267,137
Cash	2,499,582	3,839,956	895,841	2,406,116
Foreign currency, at value (cost $2,032; $62,530; $301,809; $2,712)	2,419	61,924	300,630	2,740
Interest and dividends receivable	38,182	206,087	57,164	33,368
Receivable for capital shares issued	15,074	178,507	112,069	616
Reclaims receivable	–	2,025	33,033	6,415
Receivable from adviser	10,666	68,750	5,106	–
Prepaid expenses and other assets	38,486	45,671	42,540	11,591

Total Assets	49,391,135	125,709,079	45,292,784	46,727,983

Liabilities:
Unrealized depreciation on spot foreign currency contracts	–	–	–	91
Payable for investments purchased	113,878	148,278	121,343	52,184
Payable for capital shares redeemed	1,091,906	1,343,119	104,134	21,516
Accrued capital gains tax	–	151,476	–	15,824
Accrued expenses and other payables:
Investment advisory fees	50,936	113,697	36,342	59,696
Administration fees	1,394	3,707	1,381	1,395
Fund accounting and transfer agent fees	22,055	4,628	12,686	–
Distribution fees	19,429	31,692	10,280	10,341
Printing fees	11,511	34,319	5,925	21,686
Legal fees	7,803	3,845	7,707	3,461
Custodian fees	4,040	7,540	1,971	1,632
Other	18,817	39,573	20,979	6,375

Total Liabilities	1,341,769	1,881,874	322,748	194,201

Net Assets	$48,049,366	$123,827,205	$44,970,036	$46,533,782

Represented by:
Capital	$66,472,185	$136,940,540	$75,442,497	$92,135,422
Accumulated net investment income	1	–	23,537	–
Accumulated net realized loss on investment and foreign currency transactions	(29,898,867)	(34,519,026)	(37,751,889)	(44,867,797)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,476,047	21,405,691	7,255,891	(733,843)

Net Assets	$48,049,366	$123,827,205	$44,970,036	$46,533,782

Net Assets:
Class A Shares	$20,812,042	$104,512,776	$27,652,608	$46,225,244 (a)
Class B Shares	3,257,882	2,145,063	919,301	–
Class C Shares	15,622,446	6,453,080	3,468,259	179,163
Class R Shares	151,286	3,056,929	215,589	127,273
Institutional Service Class Shares	4,814,456	–	59,450	970
Institutional Class Shares	3,391,254	7,659,357	12,654,829	1,132

Total	$48,049,366	$123,827,205	$44,970,036	$46,533,782

See accompanying notes to financial statements.

2009 Annual Report

37

Statements of Assets and Liabilities (continued)

October 31, 2009

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,268,766	7,046,680	2,967,588		2,937,988	(a)
Class B Shares	203,664	153,288	101,195		–
Class C Shares	978,075	450,153	382,315		11,969
Class R Shares	9,307	215,147	23,581		8,340
Institutional Service Class Shares	292,778	–	6,328		62
Institutional Class Shares	205,603	502,389	1,347,101		72

Total	2,958,193	8,367,657	4,828,108		2,958,431

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively)
Class A Shares	$16.40	$14.83	$9.32		$15.73	(a)
Class B Shares (c)	$16.00	$13.99	$9.08		$–
Class C Shares (d)	$15.97	$14.34	$9.07		$14.97
Class R Shares	$16.26	$14.21	$9.14		$15.26
Institutional Service Class Shares	$16.44	$–	$9.40	(b)	$15.74	(b)
Institutional Class Shares	$16.49	$15.25	$9.39		$15.75	(b)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.40	$15.73	$9.89		$16.69
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%		5.75%

(a)	Formerly the Common Class shares.
(b)	The NAV report above represents the traded NAV at October 31, 2009. Due to financial statements rounding of assets and class shares above, the calculated NAV results in a different NAV than the traded NAV.
(c)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(d)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

38

Statements of Assets and Liabilities (continued)

October 31, 2009

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Assets:
Investments, at value (cost $13,181,905; $310,205,747; $28,776,034)	$11,532,510	$361,406,697	$34,118,465
Cash	42,233	7,172,758	397,029
Foreign currency, at value (cost $39,270; $907,696; $0)	40,786	929,757	–
Unrealized appreciation on spot foreign currency contracts	246	3,322	956
Interest and dividends receivable	34,415	744,097	64,195
Receivable for capital shares issued	438	461,581	1,744
Receivable for investments sold	274,066	4,297,171	449,530
Reclaims receivable	16,979	404,417	33,407
Receivable from adviser	8,744	52,963	5,654
Prepaid expenses and other assets	39,752	45,855	38,737

Total Assets	11,990,169	375,518,618	35,109,717

Liabilities:
Unrealized depreciation on spot foreign currency contracts	–	2,295	209
Payable for investments purchased	239,151	2,051,457	456,089
Payable for capital shares redeemed	254,112	358,557	14,094
Accrued expenses and other payables:
Investment advisory fees	7,131	294,472	27,273
Administration fees	348	11,191	1,037
Fund accounting and transfer agent fees	5,524	48,519	16,129
Distribution fees	2,197	74,805	10,966
Printing fees	1,542	64,767	11,506
Legal fees	9,110	–	8,205
Custodian fees	947	13,727	1,422
Other	13,246	79,667	16,923

Total Liabilities	533,308	2,999,457	563,853

Net Assets	$11,456,861	$372,519,161	$34,545,864

Represented by:
Capital	$16,741,911	$530,701,559	$60,647,219
Accumulated net investment income	69,073	960,976	88,171
Accumulated net realized loss on investment and foreign currency transactions	(3,706,935)	(210,404,881)	(31,534,532)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,647,188)	51,261,507	5,345,006

Net Assets	$11,456,861	$372,519,161	$34,545,864

Net Assets:
Class A Shares	$2,835,496	$146,311,914	$29,014,268
Class B Shares	634,450	5,530,930	936,807
Class C Shares	1,113,654	37,586,750	3,879,778
Class R Shares	40,522	10,209,014	713,836
Institutional Service Class Shares	332,713	163,396,214	–
Institutional Class Shares	6,500,026	9,484,339	1,175

Total	$11,456,861	$372,519,161	$34,545,864

See accompanying notes to financial statements.

2009 Annual Report

39

Statements of Assets and Liabilities (concluded)

October 31, 2009

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	310,676		12,869,460	2,955,826
Class B Shares	70,883		513,123	100,188
Class C Shares	124,416		3,467,193	413,348
Class R Shares	4,512		932,090	75,042
Institutional Service Class Shares	36,184		14,107,882	–
Institutional Class Shares	707,441		818,633	120

Total	1,254,112		32,708,381	3,544,524

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.13		$11.37	$9.82
Class B Shares (b)	$8.95		$10.78	$9.35
Class C Shares (c)	$8.95		$10.84	$9.39
Class R Shares	$8.98		$10.95	$9.51
Institutional Service Class Shares	$9.19	(a)	$11.58	$–
Institutional Class Shares	$9.19		$11.59	$9.82	(a)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.69		$12.06	$10.42
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%

(a)	The NAV reported above represents the traded NAV at October 31, 2009. Due to financial statements rounding of assets and class shares above, the calculated NAV results in a different NAV than the traded NAV.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

40

Statements of Operations

For the Year Ended October 31, 2009

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund	Aberdeen Global Small Cap Fund
INVESTMENT INCOME:
Dividend income	$1,139,876	$1,922,284	$1,155,598	$713,962
Interest income	596	1,943	664	3,222
Income from securities lending (Note 2)	–	–	–	212
Foreign tax withholding	(28,546)	(123,776)	(55,410)	(42,479)

Total Income	1,111,926	1,800,451	1,100,852	674,917

Expenses:
Investment advisory fees	484,301	679,508	362,086	513,347
Administration fees	15,484	25,150	16,314	45,181
Fund accounting and transfer agent fees	191,530	206,728	123,771	231,949
Distribution fees Class A	40,010	111,733	56,195	56,586
Distribution fees Class A(a)	–	–	–	44,932
Distribution fees Class B	26,170	17,822	7,941	1,285 (b)
Distribution fees Class C	93,241	69,085	34,330	1,664
Distribution fees Class R	547	13,398	766	766
Registration and filing fees	71,039	71,961	47,233	80,378
Printing fees	46,557	53,229	26,473	81,766
Trustee fees	12,464	14,739	13,353	8,447
Compliance program costs	5,922	7,139	6,172	1,634
Custodian fees	38,340	128,661	10,999	30,621
Legal fees	39,823	40,217	41,141	54,989
Other	67,244	113,579	80,738	50,538

Total expenses before reimbursed/waived expenses	1,132,672	1,552,949	827,512	1,204,083

Earnings credit (Note 2)	(236)	(718)	(190)	(30)
Expenses reimbursed	(344,363)	(367,782)	(219,149)	(562,201)

Net Expenses	788,073	1,184,449	608,173	641,852

Net Investment Income	323,853	616,002	492,679	33,065

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized loss on investment transactions and securities sold short	(20,196,219)	(31,655,824)	(20,847,274)	(16,737,508)
Realized loss on foreign currency transactions	(10,406)	(301,750)	(50,453)	(145,853)

Net realized loss from investments and foreign currency transactions	(20,206,625)	(31,957,574)	(20,897,727)	(16,883,361)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	39,655,848	59,019,991	24,417,233	24,754,682

Net realized/unrealized gain from investments and foreign currency transactions	19,449,223	27,062,417	3,519,506	7,871,321

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,773,076	$27,678,419	$4,012,185	$7,904,386

(a)	Formerly Class A of the Global Small Predecessor Fund.
(b)	Formerly Class B of the Global Small Predecessor Fund.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

41

Statements of Operations (concluded)

For the Year Ended October 31, 2009

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
INVESTMENT INCOME:
Dividend income	$754,767	$8,918,899	$1,152,770
Interest income	–	–	158
Income from securities lending (Note 2)	–	–	4,006
Foreign tax withholding	(66,010)	(602,031)	(63,176)

Total Income	688,757	8,316,868	1,093,758

Expenses:
Investment advisory fees	89,150	2,265,286	279,295
Administration fees	5,221	99,599	12,578
Fund accounting and transfer agent fees	57,617	770,261	157,035
Distribution fees Class A	8,799	354,895	63,691
Distribution fees Class B	7,389	54,171	8,877
Distribution fees Class C	15,309	364,840	39,898
Distribution fees Class R	147	17,337	3,358
Registration and filing fees	30,141	126,332	67,118
Printing fees	4,999	150,585	39,745
Trustee fees	10,010	31,546	12,018
Compliance program costs	4,545	17,750	5,582
Custodian fees	6,894	60,252	18,347
Legal fees	34,273	78,598	38,780
Other	45,976	289,489	87,650

Total expenses before reimbursed/waived expenses	320,470	4,680,941	833,972

Earnings credit (Note 2)	(87)	(2,941)	(441)
Expenses reimbursed	(142,419)	(600,210)	(289,932)

Net Expenses	177,964	4,077,790	543,599

Net Investment Income	510,793	4,239,078	550,159

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized loss on investment transactions	(3,695,093)	(100,196,306)	(10,139,776)
Realized gain on foreign currency transactions	6,418	395,005	62,129

Net realized loss from investments and foreign currency transactions	(3,688,675)	(99,801,301)	(10,077,647)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	4,525,194	152,514,040	13,973,579

Net realized/unrealized gain (loss) from investments and foreign currency transactions	836,519	52,712,739	3,895,932

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,347,312	$56,951,817	$4,446,091

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

42

Statements of Changes in Net Assets

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$323,853	$237,533	$616,002	$624,034
Net realized gain (loss) from investments and foreign currency transactions	(20,206,625)	(9,552,087)	(31,957,574)	557,762
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	39,655,848	(71,611,395)	59,019,991	(84,788,520)

Change in net assets resulting from operations	19,773,076	(80,925,949)	27,678,419	(83,606,724)

Distributions to Shareholders From:
Net investment income:
Class A	(152,898)	(167,697)	(242,556)	(267,470)
Class B	(9,609)	(750)	(2,342)	–
Class C	(34,328)	(17,402)	–	–
Class R	(1,035)	(658)	(11,846)	(15,862)
Institutional Service Class	(48,217)	(102,981)	(3,426)	(19,500)
Institutional Class	(67,484)	(98,674)	(54,875)	(91,975)
Net realized gains:
Class A	–	(8,891,643)	–	(11,856,858)
Class B	–	(1,392,931)	–	(642,451)
Class C	–	(6,320,752)	–	(2,857,678)
Class R	–	(57,441)	–	(295,608)
Institutional Service Class	–	(3,362,031)	–	(416,693)
Institutional Class	–	(2,758,314)	–	(1,708,362)
Tax return of capital:
Class A	(27,901)	(1,813,311)	(101,610)	(2,524,740)
Class B	(3,194)	(291,806)	(814)	(147,476)
Class C	(14,911)	(1,086,970)	(1,757)	(653,466)
Class R	(233)	(12,878)	(3,193)	(124,792)
Institutional Service Class	(6,802)	(522,715)	–	(97,123)
Institutional Class	(7,430)	(645,725)	(8,260)	(449,878)

Change in net assets from shareholder distributions	(374,042)	(27,544,679)	(430,679)	(22,169,932)

Change in net assets from capital transactions	(4,496,681)	(4,269,957)	45,310,619	7,422,401

Change in net assets	14,902,353	(112,740,585)	72,558,359	(98,354,255)

Net Assets:
Beginning of period	33,147,013	145,887,598	51,268,846	149,623,101

End of period	$48,049,366	$33,147,013	$123,827,205	$51,268,846

Accumulated net investment income (loss) at end of period	$1	$1	$–	$(387)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

43

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,157,175	$24,342,553	$76,626,489	$37,640,492
Dividends reinvested	133,831	8,181,064	313,327	12,219,992
Cost of shares redeemed(a)	(4,877,135)	(36,506,151)	(19,362,787)	(56,569,172)

Total Class A	(586,129)	(3,982,534)	57,577,029	(6,708,688)

Class B Shares
Proceeds from shares issued	123,573	2,249,582	58,278	1,186,019
Dividends reinvested	8,595	1,021,864	1,290	370,465
Cost of shares redeemed(a)	(412,697)	(3,070,872)	(521,952)	(1,277,514)

Total Class B	(280,529)	200,574	(462,384)	278,970

Class C Shares
Proceeds from shares issued	6,475,700	13,286,438	880,751	7,202,350
Dividends reinvested	32,550	4,945,393	827	1,855,299
Cost of shares redeemed(a)	(2,595,984)	(19,861,049)	(5,539,241)	(6,017,598)

Total Class C	3,912,266	(1,629,218)	(4,657,663)	3,040,051

Class R Shares
Proceeds from shares issued	115,946	108,322	2,167,423	4,505,516
Dividends reinvested	440	44,738	6,546	125,667
Cost of shares redeemed(a)	(80,560)	(253,947)	(2,442,895)	(1,629,326)

Total Class R	35,826	(100,887)	(268,926)	3,001,857

Institutional Service Class Shares
Proceeds from shares issued	2,602,402	8,979,464	121	15,500,074
Dividends reinvested	52,789	3,642,847	3,426	533,316
Cost of shares redeemed(a)	(4,145,202)	(14,986,997)	(1,429,654)	(15,364,157)

Total Institutional Service Class	(1,490,011)	(2,364,686)	(1,426,107)	669,233

Institutional Class Shares
Proceeds from shares issued	14,238	145,441	221,422	9,077,597
Dividends reinvested	74,914	3,502,711	62,777	2,245,602
Cost of shares redeemed(a)	(6,177,256)	(41,358)	(5,735,529)	(4,182,221)

Total Institutional Class	(6,088,104)	3,606,794	(5,451,330)	7,140,978

Change in net assets from capital transactions:	$(4,496,681)	$(4,269,957)	$45,310,619	$7,422,401

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

Annual Report 2009

44

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	315,409	976,768	5,730,125	1,772,469
Reinvested	9,270	340,225	23,110	562,480
Redeemed	(412,179)	(1,630,554)	(1,753,601)	(2,945,396)

Total Class A Shares	(87,500)	(313,561)	3,999,634	(610,447)

Class B Shares
Issued	9,989	88,386	4,749	56,291
Reinvested	614	43,418	109	17,947
Redeemed	(35,940)	(142,179)	(54,533)	(72,280)

Total Class B Shares	(25,337)	(10,375)	(49,675)	1,958

Class C Shares
Issued	446,429	530,848	77,313	336,906
Reinvested	2,302	206,873	58	88,245
Redeemed	(219,783)	(986,380)	(495,771)	(364,875)

Total Class C Shares	228,948	(248,659)	(418,400)	60,276

Class R Shares
Issued	8,494	4,749	226,927	254,796
Reinvested	31	1,861	538	6,379
Redeemed	(5,401)	(12,114)	(237,248)	(103,576)

Total Class R Shares	3,124	(5,504)	(9,783)	157,599

Institutional Service Class Shares
Issued	243,996	337,856	–	790,500
Reinvested	3,650	150,139	277	24,133
Redeemed	(363,095)	(657,130)	(120,224)	(822,934)

Total Institutional Service Class Shares	(115,449)	(169,135)	(119,947)	(8,301)

Institutional Class Shares
Issued	122	2,892	22,155	627,359
Reinvested	5,217	147,045	4,779	102,174
Redeemed	(410,380)	(1,370)	(527,843)	(236,710)

Total Institutional Class Shares	(405,041)	148,567	(500,909)	492,823

Total change in shares:	(401,255)	(598,667)	2,900,920	93,908

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

45

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$492,679	$1,144,550	$33,065		$281,806
Net realized loss from investments and foreign currency transactions	(20,897,727)	(17,001,976)	(16,883,361)		(3,057,573)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	24,417,233	(21,798,927)	24,754,682		(44,520,168)

Change in net assets resulting from operations	4,012,185	(37,656,353)	7,904,386		(47,295,935)

Distributions to Shareholders From:
Net investment income:
Class A	(216,189)	(483,552)	(90,825	)(a)	(260,229	)(a)
Class A(b)	–	–	(168,153)		(485,655)
Class B	(3,876)	(13,603)	(528	)(c)	–
Class C	(15,334)	(58,452)	(561)		–
Class R	(1,378)	(1,404)	(648	)(d)	(3,666	)(d)
Institutional Service Class	(8,793)	(21,961)	–		–
Institutional Class	(176,501)	(369,322)	–		–
Net realized gains:
Class A	–	(2,099,005)	–		–
Class A(b)	–	–	–		–
Class B	–	(136,597)	–		–
Class C	–	(336,125)	–		–
Class R	–	(8,222)	–		–
Institutional Service Class	–	(131,582)	–		–
Institutional Class	–	(2,003,310)	–		–
Tax return of capital:
Class A	–	(55,215)	(52,470	)(a)	–
Class A(b)	–	–	(101,815)		–
Class B	–	(2,252)	(773	)(c)	–
Class C	–	(9,269)	(713)		–
Class R	–	(172)	(824	)(d)	–
Institutional Service Class	–	(1,943)	–		–
Institutional Class	–	(33,685)	–		–

Change in net assets from shareholder distributions	(422,071)	(5,765,671)	(417,310)		(749,550)

Change in net assets from capital transactions	(10,217,604)	35,093,521	(5,378,498)		(16,927,777)

Change in net assets	(6,627,490)	(8,328,503)	2,108,578		(64,973,262)

Net Assets:
Beginning of period	51,597,526	59,926,029	44,425,204		109,398,466

End of period	$44,970,036	$51,597,526	$46,533,782		$44,425,204

Accumulated net investment income at end of period	$23,537	$1	$–		$274,798

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

46

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,456,427	$42,898,616	$467,248	(a)	$581,594
Proceeds from conversion of Class A(a) and Class B Shares	–	–	27,330,837		–
Dividends reinvested	192,728	2,108,359	139,107	(a)	253,525
Cost of shares redeemed(g)	(14,153,022)	(19,772,752)	(3,407,482	)(a)	(6,738,153)

Total Class A	(2,503,867)	25,234,223	24,529,710		(5,903,034)

Class A Shares(b)
Proceeds from shares issued	–	–	117,255		$499,540
Dividends reinvested	–	–	258,471		463,171
Cost of shares redeemed	–	–	(2,807,663)		(11,341,573)
Cost of shares converted to Class A Shares	–	–	(27,122,324)		–

Total Class A	–	–	(29,554,261)		(10,378,862)

Class B Shares
Proceeds from shares issued	96,846	575,552	10,851	(c)	26,285	(c)
Dividends reinvested	2,343	103,654	1,042	(c)	–	(c)
Cost of shares redeemed(g)	(262,793)	(432,145)	(17,391	)(c)	(222,993	)(c)
Cost of shares converted to Class A Shares	–	–	(208,513	)(c)	–	(c)

Total Class B	(163,604)	247,061	(214,011)		(196,708)

Class C Shares
Proceeds from shares issued	315,542	6,700,910	7,753		7,813
Dividends reinvested	10,170	282,541	619		–
Cost of shares redeemed(g)	(1,891,162)	(2,611,477)	(41,664)		(121,691)

Total Class C	(1,565,450)	4,371,974	(33,292)		(113,878)

Class R Shares
Proceeds from shares issued	130,391	160,737	21,585	(d)	114,519
Dividends reinvested	175	1,115	1,196	(d)	3,262
Cost of shares redeemed(g)	(59,492)	(86,896)	(131,425	)(d)	(453,076)

Total Class R	71,074	74,956	(108,644)		(335,295)

Institutional Service Class Shares
Proceeds from shares issued	200	71,573	1,000	(e)	–
Dividends reinvested	8,793	150,981	–	(e)	–
Cost of shares redeemed(g)	(846,864)	(33,314)	–	(e)	–

Total Institutional Service Class	(837,871)	189,240	1,000		–

Institutional Class Shares
Proceeds from shares issued	1,878,908	13,213,758	1,000	(f)	–
Dividends reinvested	176,495	2,406,313	–	(f)	–
Cost of shares redeemed(g)	(7,273,289)	(10,644,004)	–	(f)	–

Total Institutional Class	(5,217,886)	4,976,067	1,000		–

Change in net assets from capital transactions:	$(10,217,604)	$35,093,521	$(5,378,498)		$16,927,777

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

47

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	1,434,098	3,534,755	32,760	(a)	29,334
Issued in conversion of Class A and Class B Shares	–	–	1,994,146		–
Reinvested	28,179	157,146	11,592	(a)	10,970
Redeemed	(1,968,011)	(1,740,172)	(248,148	)(a)	(326,767)

Total Class A Shares	(505,734)	1,951,729	1,790,350		(286,463)

Class A Shares(b)
Issued	–	–	9,885		24,031
Reinvested	–	–	21,540		20,051
Redeemed	–	–	(234,870)		(555,740)
Redeemed in conversion to Class A Shares	–	–	(1,978,932)		–

Total Class A Shares	–	–	(2,182,377)		(511,658)

Class B Shares
Issued	11,928	45,702	871	(c)	1,357	(c)
Reinvested	345	7,769	91	(c)	–	(c)
Redeemed	(36,005)	(36,922)	(2,310	)(c)	(11,309	)(c)
Redeemed in conversion to Class A Shares	–	–	(15,214	)(c)	–

Total Class B Shares	(23,732)	(16,549)	(16,562)		(9,952)

Class C Shares
Issued	43,855	579,785	682		387
Reinvested	1,509	21,427	54		–
Redeemed	(282,434)	(253,397)	(3,404)		(5,948)

Total Class C Shares	(237,070)	347,815	(2,668)		(5,561)

Class R Shares
Issued	18,472	13,899	1,831	(d)	6,068
Reinvested	26	86	102	(d)	146
Redeemed	(7,085)	(8,023)	(11,148	)(d)	(22,013)

Total Class R Shares	11,413	5,962	(9,215)		(15,799)

Institutional Service Class Shares
Issued	1	6,240	62	(e)	–
Reinvested	1,320	11,058	–	(e)	–
Redeemed	(112,585)	(3,027)	–	(e)	–

Total Institutional Service Class Shares	(111,264)	14,271	62		–

Institutional Class Shares
Issued	304,986	1,129,219	72	(f)	–
Reinvested	25,935	176,635	–	(f)	–
Redeemed	(968,683)	(915,798)	–	(f)	–

Total Institutional Class Shares	(637,762)	390,056	72		–

Total change in shares:	(1,504,149)	2,726,382	(420,338)		(829,433)

(a)	Formerly the Common Shares of the Global Small Predecessor Fund.
(b)	Represents Class A of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization. Please see Note 1 for more details.
(c)	Represents Class B of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization. Please see Note 1 for more details.
(d)	Formerly the Advisor Shares of the Global Small Predecessor Fund.
(e)	For the period September 16, 2009 (commencement of operations) to October 31, 2009.
(f)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.
(g)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

48

Statements of Changes in Net Assets (continued)

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$510,793	$559,158	$4,239,078	$2,349,419
Net realized gain (loss) from investments and foreign currency transactions	(3,688,675)	570,406	(99,801,301)	(73,428,820)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	4,525,194	(12,241,881)	152,514,040	(152,484,452)

Change in net assets resulting from operations	1,347,312	(11,112,317)	56,951,817	(223,563,853)

Distributions to Shareholders From:
Net investment income:
Class A	(132,311)	(243,048)	(2,383,885)	(1,694,937)
Class B	(22,182)	(33,354)	(66,048)	(26,401)
Class C	(41,035)	(85,807)	(436,140)	(173,699)
Class R	(1,090)	(4,988)	(14,895)	(4,415)
Institutional Service Class	(32,753)	(39,059)	(406,110)	(65,149)
Institutional Class	(259,906)	(224,671)	(180,213)	(71,632)
Net realized gains:
Class A	(150,267)	(1,527,251)	–	(4,977,001)
Class B	(43,537)	(177,385)	–	(273,916)
Class C	(84,494)	(560,005)	–	(1,987,664)
Class R	(1,599)	(33,677)	–	(24,203)
Institutional Service Class	(40,115)	(145,579)	–	(186,591)
Institutional Class	(220,594)	(781,542)	–	(230,009)
Tax return of capital:
Class A	–	–	–	(286,467)
Class B	–	–	–	(12,066)
Class C	–	–	–	(85,833)
Class R	–	–	–	(967)
Institutional Service Class	–	–	–	(8,781)
Institutional Class	–	–	–	(9,654)

Change in net assets from shareholder distributions	(1,029,883)	(3,856,366)	(3,487,291)	(10,119,385)

Change in net assets from capital transactions	(3,194,544)	(3,031,909)	68,685,247	232,503,432

Change in net assets	(2,877,115)	(18,000,592)	122,149,773	(1,179,806)

Net Assets:
Beginning of period	14,333,976	32,334,568	250,369,388	251,549,194

End of period	$11,456,861	$14,333,976	$372,519,161	$250,369,388

Accumulated net investment income at end of period	$69,073	$41,142	$960,976	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

49

Statements of Changes in Net Assets (continued)

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$823,903	$6,493,059	$48,485,490	$306,580,372
Proceeds from shares issued in connection with fund merger	–	–	7,606,182	–
Dividends reinvested	251,598	1,460,422	1,844,648	4,945,007
Cost of shares redeemed(a)	(2,383,817)	(12,528,211)	(112,399,132)	(129,936,593)

Total Class A	(1,308,316)	(4,574,730)	(54,462,812)	181,588,786

Class B Shares
Proceeds from shares issued	18,584	582,073	147,259	5,770,969
Dividends reinvested	45,231	127,502	39,139	143,836
Cost of shares redeemed(a)	(536,969)	(369,998)	(2,213,329)	(1,401,070)

Total Class B	(473,154)	339,577	(2,026,931)	4,513,735

Class C Shares
Proceeds from shares issued	299,412	2,608,775	3,851,059	56,873,741
Proceeds from shares issued in connection with fund merger	–	–	326,059	–
Dividends reinvested	80,309	389,771	231,424	824,885
Cost of shares redeemed(a)	(1,548,445)	(3,254,126)	(16,970,582)	(28,695,899)

Total Class C	(1,168,724)	(255,580)	(12,562,040)	29,002,727

Class R Shares
Proceeds from shares issued	33,543	95,451	862,507	1,001,459
Proceeds from shares issued in connection with fund merger	–	–	8,232,188	–
Dividends reinvested	441	280	5,792	8,646
Cost of shares redeemed(a)	(28,802)	(312,830)	(990,655)	(362,456)

Total Class R	5,182	(217,099)	8,109,832	647,649

Institutional Service Class Shares
Proceeds from shares issued	100	308	28,700,010	13,270,579
Proceeds from shares issued in connection with fund merger	–	–	114,905,275	–
Dividends reinvested	72,867	184,637	117,254	253,910
Cost of shares redeemed(a)	(771,103)	(27)	(13,666,412)	(1,537,746)

Total Institutional Service Class	(698,136)	184,918	130,056,127	11,986,743

Institutional Class Shares
Proceeds from shares issued	1,152,164	3,449,041	2,264,760	7,312,055
Dividends reinvested	480,499	1,006,212	177,256	309,438
Cost of shares redeemed(a)	(1,184,059)	(2,964,248)	(2,870,945)	(2,857,701)

Total Institutional Class	448,604	1,491,005	(428,929)	4,763,792

Change in net assets from capital transactions:	$(3,194,544)	$(3,031,909)	$68,685,247	$232,503,432

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

Annual Report 2009

50

Statements of Changes in Net Assets (continued)

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	95,965	447,353	5,295,873	19,953,460
Issued in connection with fund merger	–	–	766,196	–
Reinvested	29,006	103,537	194,976	293,127
Redeemed	(279,884)	(984,677)	(12,547,211)	(9,766,019)

Total Class A Shares	(154,913)	(433,787)	(6,290,166)	10,480,568

Class B Shares
Issued	2,188	42,040	15,261	364,932
Reinvested	5,297	9,242	4,296	8,904
Redeemed	(65,492)	(33,613)	(257,460)	(111,074)

Total Class B Shares	(58,007)	17,669	(237,903)	262,762

Class C Shares
Issued	35,704	184,542	438,929	3,690,606
Issued in connection with fund merger	–	–	34,389	–
Reinvested	9,415	28,215	25,265	50,811
Redeemed	(191,160)	(277,354)	(1,999,651)	(2,189,674)

Total Class C Shares	(146,041)	(64,597)	(1,501,068)	1,551,743

Class R Shares
Issued	3,910	7,536	89,649	68,826
Issued in connection with fund merger	–	–	860,668	–
Reinvested	52	20	630	529
Redeemed	(3,572)	(26,648)	(98,679)	(29,303)

Total Class R Shares	390	(19,092)	852,268	40,052

Institutional Service Class Shares
Issued	–	1	2,853,557	934,193
Issued in connection with fund merger	–	–	11,375,314	–
Reinvested	8,357	13,183	12,245	14,782
Redeemed	(87,559)	–	(1,344,234)	(116,067)

Total Institutional Service Class Shares	(79,202)	13,184	12,896,882	832,908

Institutional Class Shares
Issued	136,761	278,868	266,565	520,298
Reinvested	55,043	71,941	18,427	18,002
Redeemed	(134,642)	(248,015)	(285,457)	(194,728)

Total Institutional Class Shares	57,162	102,794	(465)	343,572

Total change in shares:	(380,611)	(383,829)	5,719,548	13,511,605

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

51

Statements of Changes in Net Assets (continued)

	Aberdeen Select Worldwide Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$550,159	$109,125
Net realized loss from investments and foreign currency transactions	(10,077,647)	(12,646,651)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	13,973,579	(21,723,419)

Change in net assets resulting from operations	4,446,091	(34,260,945)

Distributions to Shareholders From:
Net investment income:
Class A	(457,835)	(104,437)
Class B	(11,046)	–
Class C	(44,922)	–
Class R	(10,636)	(1,266)
Institutional Service Class	(62)	(124)
Institutional Class	(11)	(9)
Tax return of capital:
Class A	–	(40,087)
Class R	–	(921)
Institutional Service Class	–	(18)
Institutional Class	–	(1)

Change in net assets from shareholder distributions	(524,512)	(146,863)

Change in net assets from capital transactions	(4,978,701)	(16,747,541)

Change in net assets	(1,057,122)	(51,155,349)

Net Assets:
Beginning of period	35,602,986	86,758,335

End of period	$34,545,864	$35,602,986

Accumulated net investment income at end of period	$88,171	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

52

Statements of Changes in Net Assets (continued)

	Aberdeen Select Worldwide Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,241,975	$8,635,447
Dividends reinvested	415,353	127,808
Cost of shares redeemed(a)	(5,601,527)	(16,169,133)

Total Class A	(2,944,199)	(7,405,878)

Class B Shares
Proceeds from shares issued	6,665	255,884
Dividends reinvested	5,682	–
Cost of shares redeemed(a)	(205,252)	(538,388)

Total Class B	(192,905)	(282,504)

Class C Shares
Proceeds from shares issued	348,257	3,685,926
Dividends reinvested	23,588	–
Cost of shares redeemed(a)	(2,067,103)	(13,004,769)

Total Class C	(1,695,258)	(9,318,843)

Class R Shares
Proceeds from shares issued	223,848	500,891
Dividends reinvested	268	52
Cost of shares redeemed(a)	(357,577)	(229,646)

Total Class R	(133,461)	271,297

Institutional Service Class Shares
Proceeds from shares issued	1	5
Dividends reinvested	62	142
Cost of shares redeemed(a)	(12,901)	(11,770)

Total Institutional Service Class	(12,838)	(11,623)

Institutional Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	11	10
Cost of shares redeemed	(1,051)	–

Total Institutional Class	(40)	10

Change in net assets from capital transactions:	$(4,978,701)	$(16,747,541)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

53

Statements of Changes in Net Assets (concluded)

	Aberdeen Select Worldwide Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	274,036	666,590
Reinvested	50,759	9,711
Redeemed	(716,863)	(1,330,648)

Total Class A Shares	(392,068)	(654,347)

Class B Shares
Issued	843	19,980
Reinvested	727	–
Redeemed	(25,263)	(46,142)

Total Class B Shares	(23,693)	(26,162)

Class C Shares
Issued	43,867	275,733
Reinvested	3,004	–
Redeemed	(271,894)	(1,121,805)

Total Class C Shares	(225,023)	(846,072)

Class R Shares
Issued	29,576	40,316
Reinvested	34	4
Redeemed	(46,635)	(18,503)

Total Class R Shares	(17,025)	21,817

Institutional Service Class Shares
Reinvested	9	10
Redeemed	(1,751)	(805)

Total Institutional Service Class Shares	(1,742)	(795)

Institutional Class Shares
Issued	120	–
Reinvested	1	1
Redeemed	(142)	–

Total Institutional Class Shares	(21)	1

Total change in shares:	(659,572)	(1,505,558)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

54

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$9.92	$0.12	$6.50	$6.62	$(0.12)	$–	$(0.02)	$(0.14)	$–	$16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	37.00
Year Ended October 31, 2006	11.25	0.05	5.54	5.59	(0.05)	(0.94)	–	(0.99)	0.01	15.86
Year Ended October 31, 2005	11.24	0.09	0.33	0.42	(0.07)	(0.34)	–	(0.41)	–	11.25
Class B Shares
Year Ended October 31, 2009	9.70	0.03	6.33	6.36	(0.04)	–	(0.02)	(0.06)	–	16.00
Year Ended October 31, 2008	36.43	(0.05)	(19.60)	(19.65)	(0.01)	(5.95)	(1.12)	(7.08)	–	9.70
Year Ended October 31, 2007(f)	15.70	(0.17)	21.79	21.62	–	(0.92)	–	(0.92)	0.03	36.43
Year Ended October 31, 2006	11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Year Ended October 31, 2005	11.23	0.03	0.31	0.34	(0.04)	(0.34)	–	(0.38)	–	11.19
Class C Shares
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	36.42
Year Ended October 31, 2006	11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Year Ended October 31, 2005	11.23	0.02	0.31	0.33	(0.03)	(0.34)	–	(0.37)	–	11.19
Class R Shares
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	36.78
Year Ended October 31, 2006	11.23	0.08	5.44	5.52	(0.03)	(0.94)	–	(0.97)	0.01	15.79
Year Ended October 31, 2005	11.24	0.06	0.33	0.39	(0.06)	(0.34)	–	(0.40)	–	11.23
Institutional Service Class Shares
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	37.11
Year Ended October 31, 2006	11.25	0.11	5.51	5.62	(0.06)	(0.94)	–	(1.00)	0.01	15.88
Year Ended October 31, 2005	11.25	0.09	0.34	0.43	(0.09)	(0.34)	–	(0.43)	–	11.25
Institutional Class Shares
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	37.18
Year Ended October 31, 2006	11.27	0.05	5.58	5.63	(0.06)	(0.94)	–	(1.00)	0.01	15.91
Year Ended October 31, 2005	11.25	0.12	0.34	0.46	(0.10)	(0.34)	–	(0.44)	–	11.27

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

66.96%	$20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%
145.79%	61,791	1.88%	0.06%	1.88%	127.10%
53.19%	14,470	1.99%	0.44%	2.10%	124.36%
3.58%	2,847	2.01%	0.95%	2.68%	130.48%

65.67%	3,258	2.62%	0.27%	3.51%	103.66%
(65.07%)	2,221	2.56%	(0.21%)	2.82%	122.49%
144.04%	8,720	2.62%	(0.74%)	2.62%	127.10%
52.07%	1,210	2.73%	(0.47%)	2.85%	124.36%
2.82%	315	2.74%	0.33%	3.41%	130.48%

65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	36,340	2.62%	(0.68%)	2.62%	127.10%
52.11%	5,247	2.73%	(0.25%)	2.85%	124.36%
2.79%	1,258	2.73%	0.24%	3.42%	130.48%

66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%
144.93%	430	2.13%	(0.27%)	2.13%	127.10%
52.68%	7	2.28%	0.68%	2.36%	124.36%
3.29%	1	2.22%	0.49%	2.87%	130.48%

67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%
146.46%	21,424	1.62%	0.20%	1.62%	127.10%
53.57%	120	1.72%	1.34%	1.81%	124.36%
3.63%	1	1.82%	0.84%	2.48%	130.48%

67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%
146.44%	17,182	1.63%	0.29%	1.63%	127.10%
53.57%	8,994	1.74%	0.31%	1.88%	124.36%
3.86%	5,854	1.72%	0.98%	2.41%	130.48%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Developing Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$9.41	$0.10	$5.41	$5.51	$(0.07)	$–	$(0.02)	$(0.09)	$–	$14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	27.95
Year Ended October 31, 2006	14.92	0.10	4.49	4.59	(0.10)	(1.59)	–	(1.69)	–	17.82
Year Ended October 31, 2005	12.27	0.08	3.47	3.55	(0.05)	(0.85)	–	(0.90)	–	14.92
Class B Shares
Year Ended October 31, 2009	8.90	0.11	5.00	5.11	(0.01)	–	(0.01)	(0.02)	–	13.99
Year Ended October 31, 2008	26.72	–	(13.99)	(13.99)	–	(3.17)	(0.66)	(3.83)	–	8.90
Year Ended October 31, 2007	17.21	(0.07)	12.36	12.29	–	(2.79)	–	(2.79)	0.01	26.72
Year Ended October 31, 2006	14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	–	(1.61)	–	17.21
Year Ended October 31, 2005	11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	–	(0.86)	–	14.48
Class C Shares
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	–	–	–	–	–	14.34
Year Ended October 31, 2008	27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	27.22
Year Ended October 31, 2006	14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	–	(1.61)	–	17.49
Year Ended October 31, 2005	12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	–	(0.86)	–	14.69
Class R Shares
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	–	(0.02)	(0.06)	–	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	27.03
Year Ended October 31, 2006	14.57	0.05	4.40	4.45	(0.11)	(1.59)	–	(1.70)	–	17.32
Year Ended October 31, 2005	12.01	0.04	3.41	3.45	(0.04)	(0.85)	–	(0.89)	–	14.57
Institutional Class Shares
Year Ended October 31, 2009	9.65	0.13	5.57	5.71	(0.09)	–	(0.02)	(0.11)	–	15.25
Year Ended October 31, 2008	28.56	0.18	(15.11)	(14.93)	(0.14)	(3.17)	(0.67)	(3.98)	–	9.65
Year Ended October 31, 2007	18.14	0.16	13.14	13.30	(0.10)	(2.79)	–	(2.89)	0.01	28.56
Year Ended October 31, 2006	15.14	0.13	4.60	4.73	(0.14)	(1.59)	–	(1.73)	–	18.14
Year Ended October 31, 2005	12.43	0.11	3.53	3.64	(0.08)	(0.85)	–	(0.93)	–	15.14

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Developing Markets Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

58.67%	$104,513	1.77%	0.89%	2.27%	92.99%
(59.99%)	28,684	1.70%	0.61%	1.77%	104.15%
82.20%	102,204	1.76%	0.31%	1.77%	70.09%
32.89%	34,047	1.65%	0.60%	1.66%	141.70%
30.02%	22,009	1.84%	0.55%	1.84%	135.40%

57.45%	2,145	2.42%	0.56%	3.08%	92.99%
(60.26%)	1,806	2.38%	(0.02%)	2.46%	104.15%
80.98%	5,369	2.41%	(0.19%)	2.42%	70.09%
31.97%	6,013	2.31%	(0.08%)	2.32%	141.70%
29.30%	4,062	2.52%	(0.11%)	2.52%	135.40%

57.63%	6,453	2.42%	0.65%	3.13%	92.99%
(60.26%)	7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	21,994	2.42%	(0.35%)	2.43%	70.09%
31.92%	7,716	2.31%	(0.07%)	2.32%	141.70%
29.20%	4,302	2.51%	(0.11%)	2.51%	135.40%

58.08%	3,057	2.17%	0.94%	2.85%	92.99%
(60.03%)	2,031	1.84%	0.79%	2.06%	104.15%
81.85%	1,819	1.98%	0.16%	1.98%	70.09%
32.65%	456	1.84%	(0.01%)	1.94%	141.70%
30.11%	9	1.82%	0.16%	1.82%	135.40%

59.32%	7,659	1.42%	1.56%	2.11%	92.99%
(59.88%)	9,685	1.38%	1.05%	1.50%	104.15%
82.77%	14,574	1.42%	0.72%	1.42%	70.09%
33.32%	10,390	1.30%	0.88%	1.33%	141.70%
30.60%	2,631	1.49%	0.92%	1.49%	135.40%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2009 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$8.15	$0.08	$1.16	$1.24	$(0.07)	$–	$–	$(0.07)	$–	$9.32
Year Ended October 31, 2008	16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	–	8.15
Year Ended October 31, 2007	15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	16.61
Year Ended October 31, 2006	13.41	0.16	2.92	3.08	(0.20)	(0.62)	–	(0.82)	0.01	15.68
Year Ended October 31, 2005	12.49	0.11	1.72	1.83	(0.11)	(0.80)	–	(0.91)	–	13.41
Class B Shares
Year Ended October 31, 2009	7.95	0.04	1.13	1.17	(0.04)	–	–	(0.04)	–	9.08
Year Ended October 31, 2008	16.27	0.12	(7.04)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.95
Year Ended October 31, 2007	15.37	0.17	1.44	1.61	(0.05)	(0.67)	–	(0.72)	0.01	16.27
Year Ended October 31, 2006	13.17	0.05	2.87	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.37
Year Ended October 31, 2005	12.30	0.04	1.68	1.72	(0.05)	(0.80)	–	(0.85)	–	13.17
Class C Shares
Year Ended October 31, 2009	7.94	0.04	1.12	1.16	(0.03)	–	–	(0.03)	–	9.07
Year Ended October 31, 2008	16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.94
Year Ended October 31, 2007	15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	16.26
Year Ended October 31, 2006	13.16	0.06	2.86	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.36
Year Ended October 31, 2005	12.30	0.03	1.68	1.71	(0.05)	(0.80)	–	(0.85)	–	13.16
Class R Shares
Year Ended October 31, 2009	8.00	0.07	1.14	1.21	(0.07)	–	–	(0.07)	–	9.14
Year Ended October 31, 2008	16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	–	8.00
Year Ended October 31, 2007	15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	16.33
Year Ended October 31, 2006	13.19	0.14	2.86	3.00	(0.18)	(0.62)	–	(0.80)	0.01	15.40
Year Ended October 31, 2005	12.31	0.12	1.67	1.79	(0.11)	(0.80)	–	(0.91)	–	13.19
Institutional Service Class Shares
Year Ended October 31, 2009	8.21	0.38	0.91	1.29	(0.10)	–	–	(0.10)	–	9.40
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77
Year Ended October 31, 2005	12.55	0.16	1.72	1.88	(0.15)	(0.80)	–	(0.95)	–	13.48
Institutional Class Shares
Year Ended October 31, 2009	8.21	0.12	1.16	1.28	(0.10)	–	–	(0.10)	–	9.39
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77
Year Ended October 31, 2005	12.55	0.12	1.76	1.88	(0.15)	(0.80)	–	(0.95)	–	13.48

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

15.60%	$27,653	1.58%	1.08%	2.11%	55.49%
(45.62%)	28,317	1.56%	1.83%	1.68%	121.39%
11.73%	25,266	1.50%	1.34%	1.50%	167.95%
23.87%	21,752	1.52%	1.01%	1.53%	195.16%
14.91%	4,546	1.66%	1.00%	2.00%	213.88%

14.84%	919	2.19%	0.47%	2.73%	55.49%
(45.99%)	994	2.27%	1.05%	2.37%	121.39%
10.88%	1,764	2.18%	0.69%	2.18%	167.95%
22.98%	2,993	2.25%	0.33%	2.25%	195.16%
14.02%	1,243	2.40%	0.28%	2.80%	213.88%

14.81%	3,468	2.19%	0.55%	2.74%	55.49%
(45.99%)	4,918	2.26%	1.10%	2.38%	121.39%
10.96%	4,414	2.18%	0.68%	2.19%	167.95%
23.03%	5,514	2.24%	0.37%	2.24%	195.16%
13.94%	1,590	2.40%	0.30%	2.77%	213.88%

15.38%	216	1.61%	0.85%	2.13%	55.49%
(45.66%)	97	1.76%	1.39%	1.89%	121.39%
11.39%	101	1.82%	1.40%	1.83%	167.95%
23.59%	79	1.78%	1.00%	1.78%	195.16%
14.82%	1	1.71%	0.96%	2.27%	213.88%

16.11%	59	1.17%	2.19%	1.80%	55.49%
(45.45%)	966	1.28%	2.01%	1.37%	121.39%
12.03%	1,727	1.19%	1.58%	1.20%	167.95%
24.19%	1,496	1.27%	1.32%	1.27%	195.16%
15.20%	1,205	1.40%	1.27%	1.79%	213.88%

15.99%	12,655	1.19%	1.59%	1.75%	55.49%
(45.45%)	16,305	1.27%	2.04%	1.37%	121.39%
12.03%	26,653	1.20%	1.56%	1.21%	167.95%
24.19%	19,768	1.24%	1.31%	1.25%	195.16%
15.20%	6,219	1.40%	1.22%	1.62%	213.88%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2009 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2009	$13.16	$(0.01)	$2.71	$2.70	$(0.08)	$(0.05)	$(0.13)	$15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	13.16
Year Ended October 31, 2007	23.19	0.15	2.68	2.83	–	–	–	26.02
Year Ended October 31, 2006	19.94	(0.08)	3.33	3.25	–	–	–	23.19
Year Ended October 31, 2005	16.16	(0.13)	3.91	3.78	–	–	–	19.94
Class C Shares
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	12.57
Year Ended October 31, 2007	22.31	(0.06)	2.59	2.53	–	–	–	24.84
Year Ended October 31, 2006	19.32	(0.23)	3.22	2.99	–	–	–	22.31
Year Ended October 31, 2005	15.78	(0.27)	3.81	3.54	–	–	–	19.32
Class R Shares(h)
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	12.76
Year Ended October 31, 2007	22.54	0.05	2.64	2.69	–	–	–	25.23
Year Ended October 31, 2006	19.43	(0.14)	3.25	3.11	–	–	–	22.54
Year Ended October 31, 2005	15.79	(0.18)	3.82	3.64	–	–	–	19.43
Institutional Service Class Shares
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	15.74
Institutional Class Shares
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	15.75

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios / Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

20.80%	$46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%
12.20%	37,316	1.65%	0.58%	2.21%	98.00%
16.30%	42,613	1.65%	(0.35%)	2.16%	82.00%
23.39%	43,963	1.65%	(0.71%)	2.20%	73.00%

19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%
11.34%	502	2.40%	(0.24%)	2.96%	98.00%
15.48%	742	2.40%	(1.10%)	2.91%	82.00%
22.43%	643	2.40%	(1.46%)	2.95%	73.00%

20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%
11.93%	841	1.90%	0.23%	2.46%	98.00%
16.01%	1,440	1.90%	(0.60%)	2.41%	82.00%
23.05%	2,017	1.90%	(0.97%)	2.45%	73.00%

(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Formerly the Common Class Shares.
(h)	Formerly the Advisor Class Shares.
(i)	For the period September 16, 2009 (commencement of operations) to October 31, 2009.
(j)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.

2009 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Utilities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$8.78	$0.37	$0.66	$1.03	$(0.33)	$(0.35)	$(0.68)	$–	$9.13
Year Ended October 31, 2008(f)	16.05	0.27	(5.81)	(5.54)	(0.31)	(1.42)	(1.73)	–	8.78
Year Ended October 31, 2007(f)	12.99	0.28	3.48	3.76	(0.25)	(0.47)	(0.72)	0.02	16.05
Year Ended October 31, 2006	12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)	–	12.99
Year Ended October 31, 2005	10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)	0.02	12.30
Class B Shares
Year Ended October 31, 2009	8.61	0.31	0.65	0.96	(0.27)	(0.35)	(0.62)	–	8.95
Year Ended October 31, 2008(f)	15.80	0.18	(5.71)	(5.53)	(0.24)	(1.42)	(1.66)	–	8.61
Year Ended October 31, 2007(f)	12.79	0.19	3.42	3.61	(0.15)	(0.47)	(0.62)	0.02	15.80
Year Ended October 31, 2006	12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)	–	12.79
Year Ended October 31, 2005	10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)	0.02	12.15
Class C Shares
Year Ended October 31, 2009	8.60	0.34	0.62	0.96	(0.26)	(0.35)	(0.61)	–	8.95
Year Ended October 31, 2008(f)	15.78	0.18	(5.71)	(5.53)	(0.23)	(1.42)	(1.65)	–	8.60
Year Ended October 31, 2007(f)	12.79	0.18	3.42	3.60	(0.16)	(0.47)	(0.63)	0.02	15.78
Year Ended October 31, 2006	12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)	–	12.79
Year Ended October 31, 2005	10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)	0.02	12.15
Class R Shares
Year Ended October 31, 2009	8.65	0.30	0.70	1.00	(0.32)	(0.35)	(0.67)	–	8.98
Year Ended October 31, 2008(f)	15.83	0.24	(5.71)	(5.47)	(0.29)	(1.42)	(1.71)	–	8.65
Year Ended October 31, 2007(f)	12.83	0.22	3.44	3.66	(0.21)	(0.47)	(0.68)	0.02	15.83
Year Ended October 31, 2006	12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)	–	12.83
Year Ended October 31, 2005	10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)	0.02	12.20
Institutional Service Class Shares
Year Ended October 31, 2009	8.83	0.52	0.55	1.07	(0.36)	(0.35)	(0.71)	–	9.19
Year Ended October 31, 2008(f)	16.14	0.31	(5.85)	(5.54)	(0.35)	(1.42)	(1.77)	–	8.83
Year Ended October 31, 2007(f)	13.05	0.32	3.50	3.82	(0.28)	(0.47)	(0.75)	0.02	16.14
Year Ended October 31, 2006	12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)	–	13.05
Year Ended October 31, 2005	10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)	0.02	12.35
Institutional Class Shares
Year Ended October 31, 2009	8.83	0.37	0.71	1.08	(0.37)	(0.35)	(0.72)	–	9.19
Year Ended October 31, 2008(f)	16.15	0.32	(5.87)	(5.55)	(0.35)	(1.42)	(1.77)	–	8.83
Year Ended October 31, 2007(f)	13.05	0.33	3.50	3.83	(0.28)	(0.47)	(0.75)	0.02	16.15
Year Ended October 31, 2006	12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)	–	13.05
Year Ended October 31, 2005	10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)	0.02	12.35

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–’ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Utilities Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

12.30%	$2,835	1.45%	3.94%	2.56%	34.04%
(38.38%)	4,091	1.38%	2.08%	1.50%	24.80%
30.14%	14,436	1.40%	2.01%	1.40%	79.34%
27.56%	5,185	1.45%	2.32%	1.80%	83.30%
17.73%	2,377	1.47%	1.70%	2.02%	295.27%

11.61%	634	2.13%	3.15%	3.09%	34.04%
(38.87%)	1,111	2.10%	1.48%	2.29%	24.80%
29.29%	1,757	2.12%	1.35%	2.12%	79.34%
26.57%	1,875	2.18%	1.62%	2.54%	83.30%
16.93%	1,202	2.20%	0.96%	2.76%	295.27%

11.58%	1,114	2.13%	3.17%	3.14%	34.04%
(38.86%)	2,328	2.10%	1.43%	2.26%	24.80%
29.25%	5,286	2.12%	1.28%	2.12%	79.34%
26.60%	5,512	2.17%	1.30%	2.49%	83.30%
16.88%	2,435	2.20%	1.25%	2.81%	295.27%

12.11%	41	1.64%	3.33%	2.58%	34.04%
(39.42%)	36	1.58%	1.82%	1.68%	24.80%
29.66%	368	1.68%	1.54%	1.68%	79.34%
27.11%	2	1.78%	2.08%	2.18%	83.30%
17.61%	1	1.51%	1.64%	2.31%	295.27%

12.70%	333	1.13%	4.41%	2.23%	34.04%
(39.26%)	1,020	1.10%	2.43%	1.28%	24.80%
30.47%	1,650	1.12%	2.26%	1.13%	79.34%
27.88%	1,264	1.20%	2.68%	1.55%	83.30%
18.05%	987	1.20%	1.97%	1.78%	295.27%

12.76%	6,500	1.13%	4.31%	2.30%	34.04%
(39.30%)	5,748	1.10%	2.49%	1.29%	24.80%
30.55%	8,839	1.13%	2.29%	1.13%	79.34%
27.88%	6,254	1.20%	2.81%	1.50%	83.30%
18.05%	1,896	1.20%	1.85%	1.67%	295.27%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009(f)	$9.36	$0.18	$2.00	$2.18	$(0.17)	$–	$–	$(0.17)	$11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	18.87
Year Ended October 31, 2006	9.69	0.02	3.68	3.70	(0.04)	–	–	(0.04)	13.35
Year Ended October 31, 2005	7.79	0.08	1.90	1.98	(0.08)	–	–	(0.08)	9.69
Class B Shares
Year Ended October 31, 2009(f)	8.88	0.11	1.91	2.02	(0.12)	–	–	(0.12)	10.78
Year Ended October 31, 2008	18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	8.88
Year Ended October 31, 2007	12.83	(0.08)	5.76	5.68	–	(0.50)	–	(0.50)	18.01
Year Ended October 31, 2006	9.35	(0.08)	3.57	3.49	(0.01)	–	–	(0.01)	12.83
Year Ended October 31, 2005	7.56	0.01	1.83	1.84	(0.05)	–	–	(0.05)	9.35
Class C Shares
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	18.10
Year Ended October 31, 2006	9.40	(0.02)	3.54	3.52	(0.02)	–	–	(0.02)	12.90
Year Ended October 31, 2005	7.60	0.03	1.82	1.85	(0.05)	–	–	(0.05)	9.40
Class R Shares
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	9.02
Year Ended October 31, 2007	12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	18.24
Year Ended October 31, 2006	9.41	(0.04)	3.61	3.57	(0.03)	–	–	(0.03)	12.95
Year Ended October 31, 2005	7.58	0.07	1.86	1.93	(0.10)	–	–	(0.10)	9.41
Institutional Service Class Shares
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.02	3.77	3.79	(0.05)	–	–	(0.05)	13.55
Year Ended October 31, 2005	7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	9.81
Institutional Class Shares
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.03	3.76	3.79	(0.05)	–	–	0.05	13.55
Year Ended October 31, 2005	7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	9.81

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–’ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

23.64%	$146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%
46.74%	163,800	1.57%	0.21%	1.57%	135.54%
38.22%	26,565	1.69%	(0.04%)	1.70%	175.91%
25.49%	7,980	1.65%	0.74%	1.90%	247.22%

22.93%	5,531	2.24%	1.29%	2.51%	135.26%
(49.04%)	6,671	2.17%	0.13%	2.26%	138.64%
45.69%	8,792	2.23%	(0.47%)	2.23%	135.54%
37.37%	6,031	2.41%	(0.80%)	2.42%	175.91%
24.49%	3,444	2.40%	0.12%	2.81%	247.22%

22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%
45.59%	61,851	2.26%	(0.46%)	2.26%	135.54%
37.49%	9,566	2.40%	(0.62%)	2.40%	175.91%
24.45%	272	2.40%	0.10%	2.69%	247.22%

23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%
46.37%	725	1.80%	(0.17%)	1.80%	135.54%
38.01%	2	1.94%	(0.38%)	1.96%	175.91%
25.37%	1	1.68%	0.81%	2.31%	247.22%

24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%
47.13%	7,256	1.24%	0.47%	1.24%	135.54%
38.76%	4,589	1.41%	0.17%	1.42%	175.91%
25.72%	3,306	1.40%	1.12%	1.82%	247.22%

24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%
47.13%	9,125	1.24%	0.54%	1.24%	135.54%
38.76%	3,742	1.41%	0.22%	1.42%	175.91%
25.72%	1,372	1.40%	1.11%	1.61%	247.22%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Worldwide Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009(g)	$8.54	$0.15	$1.28	$1.43	$(0.15)	$–	$(0.15)	$–	$9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Year Ended October 31, 2007	11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	15.37
Year Ended October 31, 2006	9.25	0.04	2.38	2.42	(0.05)	–	(0.05)	–	11.62
Year Ended October 31, 2005	7.52	(0.02)	1.78	1.76	(0.03)	–	(0.03)	–	9.25
Class B Shares
Year Ended October 31, 2009(g)	8.15	0.10	1.20	1.30	(0.10)	–	(0.10)	–	9.35
Year Ended October 31, 2008	14.72	(0.05)	(6.52)	(6.57)	–	–	–	–	8.15
Year Ended October 31, 2007	11.18	(0.07)	3.60	3.53	–	–	–	0.01	14.72
Year Ended October 31, 2006	8.94	(0.02)	2.27	2.25	(0.01)	–	(0.01)	–	11.18
Year Ended October 31, 2005	7.30	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	8.94
Class C Shares
Year Ended October 31, 2009(g)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	–	–	–	0.01	14.78
Year Ended October 31, 2006	8.97	(0.01)	2.28	2.27	(0.02)	–	(0.02)	–	11.22
Year Ended October 31, 2005	7.33	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	8.97
Class R Shares
Year Ended October 31, 2009(g)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Year Ended October 31, 2007	11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	14.91
Year Ended October 31, 2006	9.02	0.01	2.31	2.32	(0.04)	–	(0.04)	–	11.30
Year Ended October 31, 2005	7.33	(0.03)	1.75	1.72	(0.03)	–	(0.03)	–	9.02
Institutional Class Shares
Period from July 1, 2009 through October 31, 2009(f)(g)	$8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	$9.82
Period from November 1, 2008 through April 22, 2009(f)(g)	$8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	$7.40
Year Ended October 31, 2008	$15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	$8.67
Year Ended October 31, 2007	$11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	$15.61
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47	(0.06)	–	(0.06)	–	$11.78
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	–	(0.04)	–	$9.37

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Worldwide Fund (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

17.13%	$29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)	$28,598	1.52%	0.36%	1.71%	241.73%
32.61%	$61,525	1.58%	0.02%	1.58%	257.25%
26.22%	$41,219	1.62%	0.42%	1.68%	298.51%
23.44%	$32,404	1.69%	(0.26%)	1.94%	352.57%

16.18%	$937	2.32%	1.22%	3.26%	155.38%
(44.63%)	$1,009	2.26%	(0.39%)	2.45%	241.73%
31.66%	$2,209	2.32%	(0.79%)	2.32%	257.25%
25.22%	$806	2.33%	(0.24%)	2.40%	298.51%
22.70%	$343	2.41%	(0.94%)	2.64%	352.57%

16.35%	$3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)	$5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	$21,935	2.32%	(0.80%)	2.32%	257.25%
25.19%	$3,795	2.32%	(0.26%)	2.40%	298.51%
22.81%	$676	2.41%	(0.90%)	2.65%	352.57%

16.88%	$714	1.83%	1.68%	2.78%	155.38%
(44.42%)	$762	1.77%	0.15%	2.00%	241.73%
32.16%	$1,048	1.84%	(0.70%)	1.85%	257.25%
25.78%	$2	1.92%	0.11%	1.98%	298.51%
23.33%	$1	1.75%	(0.33%)	1.75%	352.57%

17.49%	$1	1.32%	1.01%	2.19%	155.38%

(14.05%)	$–	1.32%	2.60%	2.25%	155.38%
(44.16%)	$1	1.26%	0.62%	1.42%	241.73%
33.01%	$2	1.32%	0.26%	1.32%	257.25%
26.49%	$2	1.32%	0.72%	1.42%	298.51%
23.81%	$1	1.40%	0.04%	1.73%	352.57%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

Notes to Financial Statements

October 31, 2009

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the seven (7) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen China Opportunities Fund (“China Opportunities”)
–	Aberdeen Developing Markets Fund (“Developing Markets”)
–	Aberdeen Global Financial Services Fund (“Global Financial Services”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap”)
–	Aberdeen Global Utilities Fund (“Global Utilities”)
–	Aberdeen International Equity Fund (“International Equity”)
–	Aberdeen Select Worldwide Fund (“Select Worldwide”)

Global Small Cap is a newly organized fund that was created to acquire the assets and liabilities of the corresponding share classes of a Credit Suisse Fund (the “Global Small Predecessor Fund”) effective July 20, 2009. For financial statement purposes, the Global Small Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the Global Small Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Global Small Cap	Credit Suisse Global Small Cap Fund

The Class A and Class B shares of the Global Small Predecessor Fund were consolidated into the Common class of the Global Small Predecessor Fund immediately prior to the reorganization, to facilitate the reorganization. The following is a summary of the Global Small Predecessor Fund Class A and Class B net assets converted, and the Global Small Predecessor Fund Common class shares issued in connection with this consolidation as of July 20, 2009:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued
Common Class Shares (from Class A Shares)	1,978,932	$27,122,324	$13.71
Common Class Shares (from Class B Shares)	15,214	208,513	13.71

Following this consolidation and in connection with the reorganization, the Global Small Predecessor Fund’s Common class of shares became Class A of Global Small Cap. The Global Small Predecessor Fund’s Advisor class and Class C shares became Class R and Class C, respectively, of Global Small Cap.

On July 20, 2009, International Equity, which had $207,912,191 of net assets, acquired the assets and assumed all of the liabilities of Credit Suisse International Focus Fund (“CSIFF”) pursuant to an agreement and plan of reorganization approved by the Board of Trustees on June 10, 2009. The acquisition qualified as a tax-free acquisition for federal income purposes with no gain or loss recognized to the funds or their shareholders.

In connection with the acquisition, CSlFF’s Class A shares and Class B shares were converted into Class A shares of International Equity. CSlFF’s Common class, Advisor class and Class C shares were converted into the Institutional Service class, Class R and Class C shares, respectively, of International Equity.

The following is a summary of the net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of July 20, 2009:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation (Depreciation)
Institutional Service Class Shares	11,375,314	$114,905,275	$10.10	$24,671,140
Class A Shares	766,196	7,606,182	9.93	504,905
Class C Shares	34,389	326,059	9.48	(154,780)
Class R Shares	860,668	8,232,188	9.56	(27,286,105)

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. For Funds that invest in foreign equity securities, “fair value” prices are automatically provided by an independent fair value service if such prices are available in accordance with fair value procedures approved by the Board of Trustees. Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s net asset value (“NAV”) is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and therefore, do not represent fair value. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820,” formerly “FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1:	quoted prices in active markets for identical assets.
Level 2:	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009.

	Investments in Securities
	LEVEL 1 - Quoted Prices ($)	LEVEL 2 - Other Significant Observable Inputs ($)	Total ($)
Aberdeen China Opportunities Fund
Common Stock
Foods & Staples Retailing	244,413	1,178,596	1,423,009
Multiline Retail	1,861,822	–	1,861,822
Oil, Gas & Consumable Fuels	301,540	4,009,009	4,310,549
All Other	–	39,191,346	39,191,346

	2,407,775	44,378,951	46,786,726

Aberdeen Developing Markets Fund
Common Stock
Automobiles	–	4,687,435	4,687,435
Commercial Banks	6,153,067	11,108,926	17,261,993
Construction Materials	1,131,719	3,440,219	4,571,938
Foods & Staples Retailing	1,524,593	7,709,260	9,233,853
Household Products	–	1,405,164	1,405,164
Information Technology Services	2,411,918	743,127	3,155,045
Oil, Gas & Consumable Fuels	–	9,987,678	9,987,678
Pharmaceuticals	2,877,360	5,004,366	7,881,726
Real Estate Management & Development	659,351	8,507,814	9,167,165
Semiconductors & Semiconductor Equipment	–	3,691,026	3,691,026
Software	2,092,099	–	2,092,099
Specialty Retail	–	2,682,104	2,682,104
Thrifts & Mortgage Finance	–	3,133,898	3,133,898
Wireless Telecommunication Services	–	7,412,066	7,412,066
All Other	11,770,704	–	11,770,704
Preferred Stock
Semiconductors & Semiconductor Equipment	–	5,502,147	5,502,147
All Other	17,670,118	–	17,670,118

	46,290,929	75,015,230	121,306,159

Aberdeen Global Financial Services Fund
Common Stock
Capital Markets	4,111,706	614,496	4,726,202
Commercial Banks	4,645,066	9,719,734	14,364,800
Diversified Financial Services	4,698,877	–	4,698,877
Information Technology Services	2,257,603	–	2,257,603
Insurance	4,005,454	7,110,826	11,116,280
Real Estate Management & Development	744,915	3,116,530	3,861,445
All Other	2,821,194	–	2,821,194

	23,284,815	20,561,585	43,846,401

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

	Investments in Securities
	LEVEL 1 - Quoted Prices ($)	LEVEL 2 - Other Significant Observable Inputs ($)	Total ($)
Aberdeen Global Small Cap Fund
Common Stock
Chemicals	1,364,602	1,256,096	2,620,698
Containers & Packaging	483,750	–	483,750
Electric Utility	688,510	–	688,510
Energy Equipment & Services	633,384	–	633,384
Food Products	481,854	909,798	1,391,652
Health Care Equipment & Supplies	901,080	496,101	1,397,181
Health Care Providers & Services	1,620,203	–	1,620,203
Information Technology Services	467,921	–	467,921
Insurance	678,223	–	678,223
Life Sciences Tools & Services	454,784	–	454,784
Metals & Mining	428,264	–	428,264
Multiline Retail	981,589	–	981,589
Oil, Gas & Consumable Fuels	773,247	2,034,614	2,807,861
Personal Products	464,502	923,012	1,387,514
Pharmaceuticals	531,817	2,518,702	3,050,519
Real Estate Management & Development	475,574	716,647	1,192,221
Specialty Retail	489,528	1,997,588	2,487,116
Transportation Infrastructure	1,338,074	456,697	1,794,771
All Other	–	18,645,087	18,645,087
Preferred Stock
Specialty Retail	1,055,889	–	1,055,889

	14,312,795	29,954,342	44,267,137

Aberdeen Global Utilities Fund
Common Stock
Diversified Telecommunication Services	2,185,480	2,602,757	4,788,237
Electric Utilities	475,779	2,337,414	2,813,193
Gas Utilities	–	702,293	702,293
Multi-Utilities	–	1,139,725	1,139,725
Wireless Telecommunication Services	–	2,089,062	2,089,062

	2,661,259	8,871,251	11,532,510

Aberdeen International Equity Fund
Common Stock
Energy Equipment & Services	10,461,594	–	10,461,594
Semiconductors & Semiconductor Equipment	13,008,525	–	13,008,525
Transportation Infrastructure	8,565,245	–	8,565,245
All Other	–	301,166,018	301,166,018
Preferred Stock
Oil, Gas & Consumable Fuels	12,874,508	–	12,874,508
Semiconductors & Semiconductor Equipment	–	15,330,807	15,330,807

	44,909,872	316,496,825	361,406,697

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

	Investments in Securities
	LEVEL 1 - Quoted Prices ($)	LEVEL 2 - Other Significant Observable Inputs ($)	Total ($)
Aberdeen Select Worldwide Fund
Common Stock
Aerospace & Defense	749,690	–	749,690
Energy Equipment & Services	1,579,328	–	1,579,328
Food & Staples Retailing	360,060	–	360,060
Food Products	547,648	–	547,648
Health Care Providers & Services	441,847	–	441,847
Household Products	910,600	–	910,600
Oil, Gas & Consumable Fuels	326,640	1,869,538	2,196,178
Pharmaceuticals	1,033,375	2,376,538	3,409,913
Rail & Road	522,130	–	522,130
Semiconductors & Semiconductor Equipment	1,986,010	–	1,986,010
Tobacco	861,952	691,391	1,553,343
All Other	–	17,593,404	17,593,404
Preferred Stock
Oil, Gas & Consumable Fuels	1,187,552	–	1,187,552
Semiconductors & Semiconductor Equipment	–	1,080,762	1,080,762

	10,506,832	23,611,633	34,118,465

Amounts listed as “–” are $0 or round to $0.

There were no Level 3 securities held in the Funds during the year ended October 31, 2009. For detailed industry descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB ASC 820, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

(d)	Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Although the Funds may invest in forward contracts, none were used during the Fiscal year ended October 31, 2009.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. Although the Funds may invest in futures contracts, none were used during the fiscal year ended October 31, 2009.

(f)	Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” Although the Funds may be use derivatives, none were used during the fiscal year ended October 31, 2009.

(g)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except Global Small Cap which are declared and paid annually. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(k)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(l)	Securities Lending

Prior to July 20, 2009, the Global Small Cap Predecessor Fund participated in a securities lending arrangement to generate lending income. This arrangement ceased effective July 20, 2009, when the Global Small Cap Predecessor Fund became a Fund of the Trust, which does not maintain such an arrangement.

(m)	Line of Credit

Prior to July 20, 2009, the Global Small Cap Predecessor Fund participated in an arrangement whereby it maintained an unsecured line of credit for temporary liquidity purposes. No borrowings occurred under the arrangement during the period November 1, 2008 through July 20, 2009. The arrangement ceased effective July 20, 2009, when the Global Small Cap Predecessor Fund became a Fund of the Trust, which does not maintain such an arrangement.

3. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the current Investment Advisory Agreement with the Trust Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Funds’ assets they manage. The Subadviser for each Fund is as follows:

Fund	Subadviser
China Opportunities	Aberdeen Asset Management Asia Limited (“AAMAL”)	*
Developing Markets	AAMAL and Aberdeen Asset Management Investment Services Limited (“AAMISL”)	*
Global Small Cap	AAMAL and AAMISL	**
Global Utilities	AAMISL	*
International Equity	AAMISL	*
Select Worldwide	AAMISL	*

*	Effective January 1, 2009. Previously, Gartmore Global Partners served as subadviser to the Fund.
**	Effective July 20, 2009, the commencement date of the Fund.

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

Global Financial Services is not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
China Opportunities	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Developing Markets	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Global Financial Services	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Small Cap	On all assets	1.25%
Global Utilities	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
International Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Select Worldwide	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Prior to July 1, 2009, the Global Small Cap Predecessor Fund was managed by, and paid fees to, Credit Suisse Asset Management, LLC (“CSAM”). The Global Small Cap Predecessor Fund paid CSAM a monthly fee based on average daily net assets of the Global Small Cap Predecessor Fund. The contractual management fee paid by the Global Small Cap Predecessor Fund to CSAM is identical to the contractual management fee paid by Global Small Cap to the Adviser. Effective July 1, 2009, the Global Small Cap Predecessor Fund paid management fees to Aberdeen. For the period prior to July 1, 2009, Credit Suisse Asset Management Limited, an affiliate of CSAM, was subadviser to the Global Small Cap Predecessor fund. Effective July 1, 2009, AAMISL and AAMAL served as interim subadvisers to the Fund. For the period November 1, 2008 to July 19, 2009, the Global Small Cap Predecessor Fund paid $348,133 in management fees.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 7, 2008 with the Trust on behalf of the Funds that is effective through at least February 28, 2010, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	1.87%	2.62%	2.62%	2.12%	1.62%	1.62%
Developing Markets	1.67%	2.42%	2.42%	1.92%	1.42%	1.42%
Global Financial Services	1.44%	2.19%	2.19%	1.69%	1.19%	1.19%
Global Small Cap	1.55%	N/A	2.30%	1.80%	1.30%	1.30%
Global Utilities	1.38%	2.13%	2.13%	1.63%	1.13%	1.13%
International Equity	1.49%	2.24%	2.24%	1.74%	1.24%	1.24%
Select Worldwide	1.57%	2.32%	2.32%	1.82%	1.32%	1.32%

*	Global Small Cap Growth became a party to the Expense Limitation Agreement effective July 20, 2009.

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Fiscal Year 2009 (Expires 10/31/12)	Total
China Opportunities	$89,043	$344,363	$433,406
Developing Markets	90,137	367,782	457,919
Global Financial Services	66,765	219,149	285,914
Global Small Cap	N/A	75,801**	75,801
Global Utilities	42,800	142,419	185,219
International Equity	68,533	600,210	668,743
Select Worldwide	113,238	289,932	403,170

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Small Cap Predecessor Fund received voluntary fee waivers from its adviser totaling $486,400. This amount is not subject to future repayment by the Fund.

(b)	Fund Administration

Under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Fund will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Prior to July 20, 2009, Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and State Street Bank and Trust Company (“State Street”) served as co-administrators to the Global Small Predecessor Fund pursuant to separate written agreements. The Global Small Predecessor Fund paid CSAMSI a fee monthly, calculated at an annual rate of 0.09% of the Fund’s average daily net assets. The Global Small Predecessor Fund paid State Street a fee calculated at the annual rate of its pro-rated share of the average daily net assets of the Credit Suisse Funds Complex at the following rates:

Combined Fee Schedule*
on the first $5 billion	0.05%
on the next $5 billion	0.03%
In excess of $10 billion	0.02%

*	The asset-based fees are subject to an annual minimum fee.

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent, and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Funds, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

(d)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Developing Markets	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Financial Services	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Small Cap	0.25%	N/A	1.00%	0.50%	N/A	N/A
Global Utilities	0.25%	1.00%	1.00%	0.50%	N/A	N/A
International Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Select Worldwide	0.25%	1.00%	1.00%	0.50%	N/A	N/A

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C shares (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2009, AFD retained commissions of $184,828 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares (and certain Class A shares) of the Trust.

For the year ended October 31, 2009, AFD retained commissions of $6,456 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares (and certain Class A shares) of the Trust of all Funds excluding Global Small Cap.

For the period July 20, 2009 to October 31, 2009, AFD retained no commissions from front-end sales charges of Class A shares and from CDSC fees from Class C shares (and certain Class A shares) of Global Small Cap.

For the period November 1, 2008 to July 19, 2009, CSAM, on behalf of the Global Small Predecessor Fund was party to a distribution agreement with, and paid $71,700 in distribution fees to CSAMSI.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds.

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

Amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2009 are included in the Statement of Operations as “Other” and were as follows:

Fund	Amount
Developing Markets	$49,545
Global Financial Services	30,098
Global Small Cap	5,528
Global Utilities	2,526
International Equity	168,774
Select Worldwide	17,917

For the period November 1, 2008 to July 19, 2009, the Global Small Cap Predecessor Fund paid $25,066 in Administrative Services fees.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$10,103	$212	$3,548	$3	$–	$48,067
Developing Markets	43,900	78	920	10	11	–
Global Financial Services	22,453	301	1,644	22	–	–
Global Small Cap*	11	–	–	4	–	–
Global Utilities	250	2	906	–	–	–
International Equity	119,659	41	2,837	198	156	39,684
Select Worldwide	1,489	5	640	1	–	–

*	Amounts shown are for the period July 20, 2009 to October 31,2009.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$200,183	$24,296	$84,574	$1,979	$508	$124,653
Developing Markets	40,415	233	9,890	410	–	2,562
Global Financial Services	69,966	758	2,643	12	–	–
Global Utilities	3,309	22	2,591	–	–	–
International Equity	225,020	3,046	34,190	3	331	1,504
Select Worldwide	8,036	377	7,540	7	–	–

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2009 were as follows:

Fund	Purchases	Sales
China Opportunities	$38,645,435	$43,891,837
Developing Markets	103,270,439	59,831,522
Global Financial Services	22,348,006	31,977,830
Global Small Cap	73,960,224	78,626,608
Global Utilities	4,248,785	7,794,542
International Equity	341,618,732	393,549,777
Select Worldwide	48,009,625	52,462,996

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes have been updated to reflect how the Funds reference GAAP.

2009 Annual Report

Notes to Financial Statements (continued)

October 31, 2009

9. Federal Tax Information

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
China Opportunities	$35,874,904	$12,456,243	$(1,544,421)	$10,911,822
Developing Markets	100,319,268	22,639,170	(1,803,755)	20,835,415
Global Financial Services	38,714,080	6,876,432	(1,744,111)	5,132,321
Global Small Cap	44,986,247	1,096,813	(1,831,747)	(734,934)
Global Utilities	13,184,591	692,726	(2,344,807)	(1,652,081)
International Equity	313,405,452	53,065,137	(5,063,889)	48,001,245
Select Worldwide	29,162,373	5,311,006	(354,914)	4,956,092

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China Opportunities	$313,571	$–	$313,571	$–	$60,471	$374,042
Developing Markets	315,045	–	315,045	–	115,634	430,679
Global Financial Services	422,071	–	422,071	–	–	422,071
Global Small Cap	260,715	–	260,715	–	156,595	417,310
Global Utilities	489,277	540,606	1,029,883	–	–	1,029,883
International Equity	3,487,291	–	3,487,291	–	–	3,487,291
Select Worldwide	524,512	–	524,512	–	–	524,512

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China Opportunities	$15,225,166	$7,946,108	$23,171,274	$–	$4,373,405	$27,544,679
Developing Markets	6,791,844	11,380,613	18,172,457	–	3,997,475	22,169,932
Global Financial Services	3,596,950	2,066,185	5,663,135	–	102,536	5,765,671
Global Small Cap	749,550	–	749,550	–	–	749,550
Global Utilities	1,562,237	2,294,129	3,856,366	–	–	3,856,366
International Equity	7,473,533	2,242,084	9,715,617	–	403,768	10,119,385
Select Worldwide	105,836	–	105,836	–	41,027	146,863

Annual Report 2009

Notes to Financial Statements (continued)

October 31, 2009

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
China Opportunities	$–	$–	$–	$–	$(29,335,028)	$10,912,209	$(18,422,819)
Developing Markets	–	–	–	–	(33,946,252)	20,832,917	(13,113,335)
Global Financial Services	23,537	–	23,537	–	(35,628,432)	5,132,434	(30,472,461)
Global Small Cap	–	–	–	–	(44,867,796)	(733,844)	(45,601,640)
Global Utilities	69,073	–	69,073	–	(3,704,249)	(1,649,874)	(5,285,050)
International Equity	960,976	–	960,976	–	(207,205,177)	48,061,803	(158,182,398)
Select Worldwide	88,171	–	88,171	–	(31,148,193)	4,958,667	(26,101,355)

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities	$8,330,272	2016
China Opportunities	21,004,756	2017
Developing Markets	33,946,252	2017
Global Financial Services	14,304,245	2016
Global Financial Services	21,324,187	2017
Global Small Cap***	3,321,063	2010
Global Small Cap***	4,087,107	2010
Global Small Cap	17,031,589	2010
Global Small Cap	3,517,458	2016
Global Small Cap	16,910,579	2017
Global Utilities	3,704,249	2017
International Equity	6,002,992	2010
International Equity	96,189,149	2016
International Equity	105,013,036	2017
Select Worldwide	8,740,712	2010
Select Worldwide	12,130,360	2016
Select Worldwide	10,277,121	2017

**	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
***	Amount subject to IRC 382 Limitation

10. Significant Shareholders

As of October 31, 2009, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

FUND	OWNERSHIP %	ACCOUNT OWNER
Global Utilities	26.2%	Aberdeen Optimal Allocations Fund: Specialty
	11.6	Aberdeen Optimal Allocations Fund: Moderate
	10.1	Aberdeen Optimal Allocations Fund: Moderate Growth
Global Financial Services	13.7	Aberdeen Optimal Allocations Fund: Specialty

11. Subsequent Events

At the June 10, 2009 board meeting, the Board of Trustees approved the name change of the Aberdeen Developing Markets Fund to the Aberdeen Emerging Markets Fund. This name change will become effective February 28, 2010.

2009 Annual Report

Notes to Financial Statements (concluded)

October 31, 2009

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009. However, the following are details relating to a subsequent event that has occurred since October 31, 2009 through December 28, 2009. At a meeting of the Board of Trustees held on December 8, 2009, the Board of Trustees approved the closing and liquidation of Global Utilities fund. Current plans are for a liquidation to occur on or about February 26, 2010.

Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. Liquidation basis of accounting requires the Funds to record assets and liabilities at values expected to be achieved in liquidation. A change to the liquidation basis of accounting would not have a material effect on the Funds carrying value of assets and liabilities nor its operations. There were no adjustments necessary to the financial statements, which are prepared on a going-concern basis, to conform to a liquidation basis of accounting.

Based on Managements evaluation, no other adjustments were required to the Financial Statements and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Annual Report 2009

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen Global Financial Services Fund, Aberdeen Global Small Cap Fund, Aberdeen Global Utilities Fund, Aberdeen International Equity Fund and Aberdeen Select Worldwide Fund, seven of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights of the Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen Global Financial Services Fund, Aberdeen Global Utilities Fund, Aberdeen International Equity Fund and Aberdeen Select Worldwide Fund in their report dated December 30, 2008. Those auditors also expressed an unqualified opinion on those statements of changes in net assets and financial highlights of the Aberdeen Global Small Cap Fund in their report dated December 29, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers, or by other appropriate auditing procedures. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

2009 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009 and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,456.70	$11.64	1.88%
	Class B	$1,000.00	$1,451.70	$16.19	2.62%
	Class C	$1,000.00	$1,450.90	$16.19	2.62%
	Class R	$1,000.00	$1,456.00	$13.12	2.12%
	Institutional Service Class	$1,000.00	$1,458.60	$10.04	1.62%
	Institutional Class	$1,000.00	$1,458.90	$10.04	1.62%
Aberdeen Developing Markets Fund	Class A	$1,000.00	$1,458.10	$11.09	1.79%
	Class B	$1,000.00	$1,453.60	$14.97	2.42%
	Class C	$1,000.00	$1,453.30	$14.96	2.42%
	Class R	$1,000.00	$1,455.10	$13.00	2.10%
	Institutional Class	$1,000.00	$1,461.50	$8.81	1.42%
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,353.20	$9.79	1.65%
	Class B	$1,000.00	$1,347.90	$12.96	2.19%
	Class C	$1,000.00	$1,350.10	$12.97	2.19%
	Class R	$1,000.00	$1,352.70	$9.49	1.60%
	Institutional Service Class	$1,000.00	$1,356.10	$7.07	1.19%
	Institutional Class	$1,000.00	$1,356.50	$7.07	1.19%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,271.60	$6.47	1.13%
	Class C	$1,000.00	$1,267.60	$12.86	2.25%
	Class R	$1,000.00	$1,270.60	$12.65	2.21%
	Institutional Service Class[1]	$1,000.00	$969.80	$1.17	0.82%
	Institutional Class[1]	$1,000.00	$1,132.31	$2.20	0.68%
Aberdeen Global Utilities Fund	Class A	$1,000.00	$1,198.50	$7.92	1.43%
	Class B	$1,000.00	$1,193.20	$11.77	2.13%
	Class C	$1,000.00	$1,193.40	$11.78	2.13%
	Class R	$1,000.00	$1,196.70	$9.30	1.68%
	Institutional Service Class	$1,000.00	$1,199.50	$6.26	1.13%
	Institutional Class	$1,000.00	$1,200.30	$6.27	1.13%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,314.30	$9.62	1.65%
	Class B	$1,000.00	$1,310.50	$13.05	2.24%
	Class C	$1,000.00	$1,309.70	$13.04	2.24%
	Class R	$1,000.00	$1,312.70	$10.20	1.75%
	Institutional Service Class	$1,000.00	$1,315.60	$7.53	1.29%
	Institutional Class	$1,000.00	$1,317.70	$7.24	1.24%
Aberdeen Select Worldwide Fund	Class A	$1,000.00	$1,289.60	$9.52	1.65%
	Class B	$1,000.00	$1,284.90	$13.36	2.32%
	Class C	$1,000.00	$1,285.00	$13.36	2.32%
	Class R	$1,000.00	$1,288.40	$10.50	1.82%
	Institutional Class[1]	$1,000.00	$1,290.80	$7.56	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]

Information shown reflects values using expense ratios and rates of return from July 1, 2009, July 20, 2009 and September 16, 2009 (commencement of operations) for Select Worldwide-Institutional Class, Global Small Cap-Institutional Class and Global Small Cap-Institutional Service Class, respectively, to October 31, 2009.

Annual Report 2009

Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,015.73	$9.60	1.88%
	Class B	$1,000.00	$1,012.00	$13.37	2.62%
	Class C	$1,000.00	$1,012.00	$13.37	2.62%
	Class R	$1,000.00	$1,014.52	$10.82	2.12%
	Institutional Service Class	$1,000.00	$1,017.04	$8.27	1.62%
	Institutional Class	$1,000.00	$1,017.04	$8.27	1.62%
Aberdeen Developing Markets Fund	Class A	$1,000.00	$1,016.18	$9.14	1.79%
	Class B	$1,000.00	$1,013.01	$12.35	2.42%
	Class C	$1,000.00	$1,013.01	$12.35	2.42%
	Class R	$1,000.00	$1,014.62	$10.72	2.10%
	Institutional Class	$1,000.00	$1,018.05	$7.25	1.42%
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,016.89	$8.42	1.65%
	Class B	$1,000.00	$1,014.17	$11.18	2.19%
	Class C	$1,000.00	$1,014.17	$11.18	2.19%
	Class R	$1,000.00	$1,017.14	$8.17	1.60%
	Institutional Service Class	$1,000.00	$1,019.21	$6.07	1.19%
	Institutional Class	$1,000.00	$1,019.21	$6.07	1.19%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,019.50	$5.77	1.13%
	Class C	$1,000.00	$1,013.86	$11.49	2.25%
	Class R	$1,000.00	$1,014.06	$11.28	2.21%
	Institutional Service Class[2]	$1,000.00	$1,005.27	$1.04	0.82%
	Institutional Class[2]	$1,000.00	$1,012.31	$1.95	0.68%
Aberdeen Global Utilities Fund	Class A	$1,000.00	$1,018.00	$7.30	1.43%
	Class B	$1,000.00	$1,014.47	$10.87	2.13%
	Class C	$1,000.00	$1,014.47	$10.87	2.13%
	Class R	$1,000.00	$1,016.74	$8.58	1.68%
	Institutional Service Class	$1,000.00	$1,019.51	$5.77	1.13%
	Institutional Class	$1,000.00	$1,019.51	$5.77	1.13%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,016.89	$8.42	1.65%
	Class B	$1,000.00	$1,013.91	$11.43	2.24%
	Class C	$1,000.00	$1,013.91	$11.43	2.24%
	Class R	$1,000.00	$1,016.38	$8.93	1.75%
	Institutional Service Class	$1,000.00	$1,018.70	$6.58	1.29%
	Institutional Class	$1,000.00	$1,018.95	$6.33	1.24%
Aberdeen Select Worldwide Fund	Class A	$1,000.00	$1,016.89	$8.42	1.65%
	Class B	$1,000.00	$1,013.51	$11.84	2.32%
	Class C	$1,000.00	$1,013.51	$11.84	2.32%
	Class R	$1,000.00	$1,016.03	$9.29	1.82%
	Institutional Class[2]	$1,000.00	$1,018.60	$6.69	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]

Information shown reflects values using expense ratios and rates of return from July 1, 2009, July 20, 2009 and September 16, 2009 (commencement of operations) for Select Worldwide-Institutional Class, Global Small Cap-Institutional Class and Global Small Cap-Institutional Service Class, respectively, to October 31, 2009.

2009 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the year ended October 31, 2009, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
China Opportunities	59.52%
Developing Markets	100.00%
Global Financial Services	100.00%
Global Small Cap	57.56%
Global Utilities	99.95%
International Equity	100.00%
Select Worldwide	100.00%

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Global Financial Services	58.63%
Global Small Cap	46.23%
Global Utilities	26.76%
Select Worldwide	24.96%

The Funds designate the following amounts as long term capital gains distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Global Utilities	$540,606

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2009. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2009) was as follows.

Fund	Foreign Tax
China Opportunities	$0.0076
Developing Markets	0.0127
Global Financial Services	0.0115
Global Small Cap	0.0009
Global Utilities	0.0521
International Equity	0.0283
Select Worldwide	0.0165

Annual Report 2009

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory and Sub-Advisory Agreements for the Aberdeen Funds

Aberdeen International Equity Fund, Aberdeen Select Worldwide Fund, Aberdeen Developing Markets Fund, Aberdeen China Opportunities Fund, Aberdeen Global Financial Services Fund and Aberdeen Global Utilities Fund (each, a “Fund” and collectively, the “Funds”) are investment portfolios of Aberdeen Funds (the “Trust”). The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) and investment sub-advisory agreements for certain Funds among the Trust, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and/or Aberdeen Asset Management Investment Services Limited (“AAMISL”) (the “Agreements”) at most of its meetings throughout the year. AAMAL and AAMISL are affiliates of AAMI and are sometimes referred to as the “Sub-Advisers.” AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.” Each year, the Board, including the Independent Trustees, meets to review the Agreements to determine whether to approve the continuation of the Agreements, typically for an additional one-year period.

On October 1, 2007, Nationwide Fund Advisors sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting and established the Funds and other Aberdeen Funds that were created as shell portfolios without assets in order to facilitate the reorganization of a corresponding portfolio of Nationwide Mutual Funds into an Aberdeen Fund. The Funds commenced operations on June 23, 2008.

In connection with the contract review meetings, the Trustees receive materials that AAMI believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fee and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of each Fund, (iv) information about the profitability of the Agreements to the Advisers, (v) information obtained through the completion of a questionnaire by AAMI and the Sub-Advisers (the Trustees are consulted as to the information requested through that questionnaire) and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the Investment Company Act of 1940 and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition, (ii) each Fund’s investment objective and strategies and the education, experience and number of personnel on the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and net sales of each Fund. This information generally includes, among other things, third-party performance rankings from two providers for various periods (including prior to AAMI’s management of the Fund) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. One or more members of the portfolio management team makes periodic presentations to the Board of Trustees, and if a Fund is identified as presenting possible performance concerns it may be subject to more frequent Board presentations and reviews.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. They considered the need for AAMI and the Sub-Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the AAMI to the Funds, but also the administrative services provided by AAMI to the Funds.

2009 Annual Report

Supplemental Information (Unaudited) (continued)

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

With respect to International Equity Fund, Select Worldwide Fund, Developing Markets Fund, China Opportunities Fund and Global Utilities Fund, the Trustees noted that upon management’s recommendation the Board had recently approved the termination of an unaffiliated sub-adviser and AAMAL and/or AAMISL had assumed sub-advisory responsibilities as of January 1, 2009. The Trustees observed that the results of these changes were not yet reflected in performance results.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreements. The Board noted that the performance of International Equity Fund, Select Worldwide Fund, Developing Markets Fund and China Opportunities Fund had each lagged its respective benchmark and the median of its respective peer group in 2008, although it noted that each of these Funds outperformed its benchmark and the median of its peer group in 2007. The Board noted that the performance of Global Financial Services Fund exceeded both its benchmark and the median of its peer group in 2007 and 2008. The Board also noted that the performance of Global Utilities Fund lagged its benchmark in 2007 and 2008 and lagged the median of its peer group in 2008, although it outperformed the median of its peer group in 2007.

As noted above, the Trustees considered that AAMI had commenced management of the Funds only upon their reorganization in June 2008 and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and AAMI supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense level of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by AAMI to separately managed accounts with similar strategies to those of the Funds and to a comparable account to Developing Markets Fund. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences in the shareholder base of the mutual fund that has a comparable strategy to Developing Markets Fund and considered the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds. The Trustees noted that International Equity Fund, Developing Markets Fund and Global Utilities Fund were each in the bottom quintile of net total expenses as compared to their respective peer groups, which means that at least 80% of the funds in such peer group had lower net total expense ratios. The Trustees also noted that Select Worldwide Fund and China Opportunities Fund were each in the fourth quintile of net total expenses as compared to its peer group, which means that at least 60% of the funds in such peer group had lower net total expense ratios. The Trustees also noted that each Fund had a net management fee below the median of its peer group. The Trustees considered that in connection with the reorganizations of the Nationwide Mutual Funds into the Fund and other Aberdeen Funds, management had agreed to limit operating expenses until June 2010 (two years following the reorganizations). They considered the amounts waived or reimbursed by AAMI under the expense limitation agreement.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the adviser had implemented breakpoints and/or expense caps with respect to the Fund.

Annual Report 2009

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to each Fund was fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that each of the Funds had breakpoints in its advisory fee in excess of the current asset level and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to AAMI and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Funds and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Fund.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of the AAMI to provide distribution and administrative services to the Fund, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued for an additional one-year period.

Trustee Considerations in Approving Investment Management and Subadvisory Agreements for the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Asia Bond Institutional Fund

At a meeting held on March 10, 2009, the Board of Trustees of the Aberdeen Funds (the “Trustees”), including all of the Trustees that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), unanimously voted to approve, with respect to the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Asia Bond Institutional Fund, each a new series of Aberdeen Funds (each a “New Fund,” and collectively the “New Funds”), an amendment to the Investment Management Agreement between Aberdeen Asset Management Inc. (“AAMI”) and the Aberdeen Funds with respect to the New Funds (the “Investment Management Agreement”), an amendment to the Subadvisory Agreement among Aberdeen Funds, AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) with respect to the New Funds, and an amendment to the Subadvisory Agreement among Aberdeen Funds, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) with respect to the New Funds (the “Subadvisory Agreements” and together with the “Investment Management Agreement,” the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

The Trustees were informed that each of the New Funds was proposed to be set up as a shell portfolio for the purpose of reorganizing with a corresponding investment company offered by the Credit Suisse Funds. It was intended that each of the New Funds, after their reorganization with their Credit Suisse Fund counterpart, would carry forward the investment performance record and financial history of their Credit Suisse Fund counterpart. In addition, the Board was informed that AAMI had agreed to waive fees to maintain for a two year period from the closing date of the reorganization the net expense ratio of each class of a New Fund so that it did not exceed the corresponding class of the corresponding Credit Suisse Fund’s net expense ratio in effect on the closing date of the reorganization. In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Funds, AAMI, AAMISL and AAMAL, including fee and expense information for an appropriate peer group of mutual funds for each New Fund (each, a “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by AAMI, AAMISL and AAMAL under their respective agreements. Since it was a possibility that certain portfolio

2009 Annual Report

Supplemental Information (Unaudited) (continued)

managers currently managing a Credit Suisse Fund might join AAMI or an affiliate in connection with the reorganization, the Trustees considered the performance of each of the Credit Suisse Funds. The Trustees also considered the composite account performance of similar strategies managed by AAMI, AAMISL and AAMAL.

In considering the various service provider agreements and plans for the New Funds, the Board reviewed the information contained in the meeting materials and oral presentations at the meeting which included: (1) a memorandum from AAMI that summarized: (a) each New Fund’s investment objectives, policies and restrictions, (b) each New Fund’s investment team, its investment philosophy and investment process; (c) each New Fund’s predecessor fund total return performance (including peer group comparisons and Morningstar ranking information relating to the Credit Suisse Fund and composite account performance of similar strategies managed by AAMI, AAMAL and AAMISL); (d) AAMI’s projected costs and profitability relating to services provided to the New Funds; and (e) each New Fund’s contractual advisory fee and net management fee, transfer agent expenses, custodian, 12b-1 non-12b-1 distribution expenses and net total expenses in comparison to a peer group; (2) a copy of the investment advisory and sub-advisory agreements, and of the amended Exhibit A to those agreements, that listed the compensation to be provided to the adviser and sub-adviser for managing the New Funds; (3) a copy of the amended Expense Limitation agreement; (4) a copy of the other various service provider agreements and their amended schedules, such as the underwriting agreement, fund administration agreement, services agreement, and custody agreement that included the New Funds; (5) the revised distribution plan, administrative services plan and Rule 18f-3 plan that included the New Funds; and (6) memoranda from counsel on the responsibilities of the Board in considering for approval the investment advisory and sub-advisory arrangements, underwriting agreement and Rule 12b-1 Plan under Delaware law and the Investment Company Act of 1940.

Prior to voting, the Independent Trustees: (1) reviewed the foregoing information with their independent legal counsel and with management; (2) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements; and (3) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the Investment Management Agreement, the Trustees considered information relating to AAMI’s operations and personnel. The Trustees also took into account information provided periodically throughout the year at prior Trustees’ meetings and the Trustees’ familiarity with AAMI through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services performed by AAMI in overseeing the portfolio management responsibilities of AAMISL and AAMAL; (b) AAMI’s ability to supervise the New Funds’ other service providers; and (c) AAMI’s compliance programs. The Trustees also took into account the financial condition of AAMI with respect to its ability to provide the services required under the Investment Management Agreement. The Board considered that, in addition to investment management services, AAMI and to a more limited extent, AAMISL and AAMAL, will provide the New Funds with operational, legal and compliance support.

In considering the nature, extent, and quality of services to be provided by AAMISL and AAMAL under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by AAMISL and AAMAL to the New Funds and (b) the qualifications and experience of AAMISL’s and AAMAL’s personnel.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing each New Fund.

Based on their consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of the services to be provided by AAMI, AAMISL and AAMAL.

Performance. Because the New Funds had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Funds. The Trustees, however, considered the historical performance of each Credit Suisse Fund that was proposed to be reorganized in a New Fund and the historical performance of composite account performance of similarly managed strategies by AAMI, AAMISL and AAMAL where available. The Trustees believed that each New Fund and its shareholders would benefit from investment advisory and sub-advisory services performed by AAMI, AAMISL and AAMAL.

Advisory Fees and Profitability. As noted above, AAMI intends to maintain for a two year period from the date of the closing of the reorganization each New Fund’s net expense ratio at the same level as its corresponding class of the corresponding Credit Suisse Fund’s net expense ratio in effect on the closing date. The Trustees reviewed comparative peer group data for each New Fund’s investment advisory fee, total expense ratio, fee waivers and other fund expense components. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees and the total expenses expected to be paid by the New Funds. The Trustees also considered estimated projections of profitability of AAMI. In considering the reasonableness of the advisory fee charged by AAMI for managing the New Funds, the Trustees noted that AAMI, and not the New Funds, is responsible for paying the fees charged by the New Funds’ Subadvisors, AAMISL and AAMAL, and, therefore, that the fees paid to AAMI cover the cost of providing portfolio management services as well as the cost of providing monitoring services with respect to AAMISL and AAMAL. The Trustees also took into account the fact that AAMI has contractually agreed for a

Annual Report 2009

Supplemental Information (Unaudited) (concluded)

period of two years to limit the annual operating expenses of the New Funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by AAMI, AAMISL and AAMAL and the considerations noted above with respect to AAMI, AAMISL and AAMAL, each New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to AAMI, the Trustees reviewed information provided by AAMI setting forth various benefits, both direct and indirect, received by AAMI and its affiliates, including AAMISL and AAMAL, attributable to managing the New Funds and all the mutual funds in the Aberdeen Funds family of funds. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services will mirror the fee AAMI paid to the sub-administrator. As such, AAMI will not receive any additional compensation for administration services. In addition, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Trustees considered the cost of providing services and the resulting projected profitability to AAMI and its affiliates from these relationships. Based on the foregoing, the Trustees concluded that the projected profitability to AAMI is reasonable and that AAMI is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. The Board further concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services. With respect to economies of scale, the Trustees also noted that as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by AAMI to AAMISL and AAMAL, the Trustees noted that, because AAMI is an affiliate of AAMISL and AAMAL, its profitability might be directly or indirectly shared by AAMISL or AAMAL. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to AAMI, including, among others, the indirect benefits that AAMI may receive from AAMISL’s or AAMAL’s relationship with the New Funds, including any so-called “fallout benefits” to AAMI. An example of such a fallout benefit is the ability to attract other clients due to AAMI, AAMISL’s and AAMAL’s role as investment adviser or sub-adviser to the New Funds.

In addition, the Trustees noted that since the subadvisory fees are paid by AAMI out of its advisory fee the cost of services to be provided by AAMISL or AAMAL, the profitability to AAMISL or AAMAL of its relationship with the New Funds were not material factors in the Trustees’ deliberations.

The Trustees considered the extent to which economies of scale would be realized as each New Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that although the proposed advisory fee schedule did not include breakpoints, as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in other expenses. Because the subadvisory fee are to be paid by AAMI out of its advisory fee and based on the potential size of the New Funds, the Trustees concluded that the effect of any economies of scale being realized by AAMISL or AAMAL was not a material factor in their deliberations.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: AAMI, AAMISL and AAMAL have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreements.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI, AAMISL and AAMAL demonstrated that they each possessed the capability and resources to perform the duties required of them under the New Fund Agreements; (ii) the terms of the New Fund Agreements and the fees provided under those agreements were fair and reasonable; (iii) the approval of the New Fund Agreements would be in the best interests of each New Fund and its shareholders. Accordingly, on March 10, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

2009 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2009

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin J. Gilbert(1),**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited. Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	24	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Chairman of the Board Trustee since December 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	25	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board), and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	22	None.

Annual Report 2009

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith was a Managing Editor with BCA Research (“BCA”) (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. He helped direct the firm’s investment strategy and was editor of several U.S. and international publications. Since 2009, Mr. Smith serves on the Board of Advisors of BCA. Mr. Smith lectures to investment groups around the globe.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) from 1997 through 2008, DirectorMacquarie AIR-serv Holdings, Inc. since 2006, Director Smarte Carte, Inc. since 2007.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	22	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 22 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
1	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2009 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Gary Marshall** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd and chief executive of Aberdeen Asset Management Life and Pensions Ltd. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada. He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management, Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1966	Chief Compliance Officer (Since June 2008), Vice President – Compliance (Since December 2008)	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal, US, Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).

Annual Report 2009

Management of the Funds (Unaudited) (concluded)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development Collective Funds/North American Open and Closed End Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)	Currently, Head of Equities, US for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Ms. Sitar, and Mr. Sullivan hold officer positions with The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Funds.

2009 Annual Report

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President

Megan Kennedy, Secretary and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Brian O’Neill, Assistant Treasurer

Sharon Greenstein, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0141-1209

ANNUAL REPORT

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

October 31, 2009

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Optimal Allocations Fund: Defensive	Page 5
Aberdeen Optimal Allocations Fund: Growth	Page 8
Aberdeen Optimal Allocations Fund: Moderate	Page 11
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 14
Aberdeen Optimal Allocations Fund: Specialty	Page 17

Financial Statements	Page 20

Notes to Financial Statements	Page 38

Report of Independent Registered Public Accounting Firm	Page 46

Shareholder Expense Examples	Page 47

Other Federal Tax Information	Page 49

Supplemental Information	Page 50
Management of the Funds	Page 53

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 16, 2009

Dear Valued Shareholder:

Welcome to the 2009 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Welcome shareholders

We are pleased to announce that on June 30, 2009, Aberdeen Asset Management PLC closed the transaction with Credit Suisse AG to purchase large parts of the global investors business. At that time the Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund became part of the Aberdeen Funds family.

Looking ahead

As 2009 draws to a close, it seems reasonable, given the strength of this year’s market rallies and continued uncertainty surrounding the economic environment, to be somewhat more cautious in our outlook for 2010. Aberdeen is committed to a clear and consistent investment process that is completed by thorough research of each investment. On the following pages in the Market Review and Outlook, we outline our view on the financial marketplace.

Thanks to our strong disciplines and disciplined stock selection process, we believe we remain well placed to identify undervalued securities that will outperform in the long term.

Yours sincerely,

Gary R. Marshall

President

2009 Annual Report

1

Market Review

In the first four months of the reporting period (November 2008 to March 2009), the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the economy slipped into the worst recession since World War II. Credit and money markets came close to drying up in the wake of the collapse of Lehman Brothers, a once-venerable U.S. financial institution. These events caused a severe downturn in global trade, with the economies of Asia’s exporter nations the first to contract. Meanwhile, panic selling in global financial markets triggered a flight to safety. Governments around the world responded to the crisis by injecting unprecedented amounts of liquidity into the financial system via fiscal stimulus and the easing of monetary policy, thereby enabling many economies to avoid falling into a deeper recession.

Between March and October of 2009, equities staged a remarkable rebound amid signs of economic stability as well as better-than-expected corporate earnings results. The increased liquidity created momentum from by standing investors. Relief subsequently turned to optimism regarding economic recovery. The turnaround was most notable in the emerging markets with the MSCI Emerging Markets Index gaining 64.63% versus the 19.21% return of the developed-market MSCI World Index. The relatively stronger expansion was spurred considerably by the Chinese government’s $565 billion economic stimulus plan which was implemented in November 2008.

Shares of U.S. companies participated in the rally, however underperformed relative to the overall global market. The economic recovery in the U.S. was passive to materialize in comparison to many other global markets, hindered for most of the period by a reduction in consumer spending amid rising unemployment and the continual ongoing slump in the housing market. U.S. economic data began to display signs of improvement late in the period, however, as the gross domestic product (GDP) grew to 3.5% in the third quarter of 2009. Even excluding the significant contribution from the bump in automobile sales from the government’s “Cash for Clunkers” rebate program, the GDP’s advance still was nearly 2.5%. Employment is still declining, nonetheless at a slower pace. Although prices remain soft, sales of existing houses have been on an increase. Finally, corporate earnings for the third quarter of 2009 generally exceeded expectations which were driven primarily by cost reductions.

Global fixed income markets also performed well with all of the sectors within the asset class recording positive returns. The upturn began in the first quarter of 2009 after a prolonged flight to safety had resulted in yields on government bonds declining to record-low levels. As the investors’ risk appetite improved, the high-yield corporate bonds subsequently outperformed government securities. Within the U.S. both taxable and municipal bonds, as measured by the Barclays Capital U.S. Aggregate Bond and Barclays Capital Municipal Bond indices, respectively, registered sizeable gains in an environment of falling interest rates and improving credit markets.

We believe that the global economy is at a crossroads. In our view, China and other emerging markets are critical to any bullish view of global economic growth and should continue to grow over the long term. However in the short-to-medium term, these countries similar to the U.S. are either direct or indirect beneficiaries of government economic stimulus measures.

Annual Report 2009

2

Aberdeen Optimal Allocations Funds (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV) returned 15.50% for the annual period ended October 31, 2009, versus 13.79% for its benchmark, the Barclays Capital U.S. Aggregate Index, and 12.85% for its defensive composite index, a blend of 40% Standard & Poor’s (S&P) 500 Index and 60% Barclays Capital U.S. Aggregate Index. The broad-market S&P 500 Index returned 9.80% for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 445 funds) was 15.55% for the same period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV) returned 16.90% for the annual period ended October 31, 2009, versus 9.80% for its benchmark, the S&P 500 Index, and 14.62% for its growth composite index, a blend of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 798 funds) was 15.09% for the same period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV) returned 18.18% for the annual period ended October 31, 2009, versus 9.80% for its benchmark, the S&P 500 Index, and 15.71% for its moderate composite index, a blend of 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 503 funds) was 15.81% for the same period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV) returned 18.07% for the annual period ended October 31, 2009, versus 9.80% for its benchmark, the S&P 500 Index, and 14.65% for its moderate growth composite index, a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 651 funds) was 15.96% for the same period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at net asset value) returned 17.87% for the annual period ended October 31, 2009, versus 9.80% for its benchmark, the S&P 500 Index, and 15.19% for its specialty composite index, a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 798 funds) was 15.09% for the same period.

The Optimal Allocations Series seeks to balance risk, as measured by volatility, with expected return. All five funds continue to produce superior risk-adjusted returns within their respective peer groups.

The reporting period was characterized by significant market volatility and divergence among asset class performance. U.S. equity markets in general bottomed in March 2009 amid significant investor flight from all risky asset classes, but risk tolerance began to improve substantially from that point forward. This change in sentiment prompted a sustained upward move in the equity markets that would see the broad S&P 500 Index rally 55% off its low. The net result saw the S&P 500 Index up 9.80% for the annual period, while the Barclays U.S. Aggregate Bond Index returned 13.79% over the same timeframe. Emerging-market equities were the dominant performers among equities for the period, as consensus began to emerge that the axis of future global economic growth was increasingly shifting toward China and other developing economies for 2010 and beyond. Fixed income markets also saw significant positive performances for the period, as investors continued to focus on high-quality exposures in investment-grade corporate bonds and U.S. Treasury securities, while also seeking inflation protection in vehicles such as Treasury Inflation Protected Securities (TIPS), which also provided robust returns for the period.

Despite continued market volatility throughout the period, both equity and fixed income investments generally provided strong overall contributions to the Funds’ performance for the year. Fund results were boosted by strong performance from our emerging-market equity holdings, represented by Aberdeen Developing Markets Fund. Our holding in Oppenheimer International Bond Fund also posted a notable gain during the period. Additionally, the portfolios’ exposure to the international real estate sector was a significant contributor, as SPDR DJ International Real Estate exchange-traded fund (ETF) rose sharply. The Fund’s technology equity sector holding, Aberdeen Technology and Communications Fund, performed well on an absolute basis, although it did underperform its benchmark, the S&P North American Technology Sector Index.

During the period, virtually all of the Funds’ asset classes and underlying holdings generated positive absolute returns, with the exception of our U.S. real estate investment trust (REIT) exposure. During the reporting period, the Funds’ exposure to U.S. real estate via the iShares Cohen & Steers Realty Majors Index Fund posted a negative return; however, U.S. REITs in general rebounded strongly during the latter half of the year following a steep decline. Our holding in Credit Suisse Commodity Return Strategy Fund recorded a modest gain for the period, but substantially lagged the performances of most of the other asset classes within the portfolios.

The Funds are re-optimized on an annual basis at the beginning of each calendar year. For 2009, we added emerging-market debt exposure to our models. This asset class provided significant diversification benefits as it has very low correlation with the Fund’s existing asset mix. We chose the PIMCO Developing Local Markets Fund as the vehicle to attain our exposure to emerging-market debt, as this fund also includes local currency exposures, thereby making it one of the more diversified funds in its asset class. It is also a top-rated fund by both Morningstar and Lipper.

We made numerous minor adjustments among the existing fund allocations during the period. In general, these adjustments were made to retain or improve the risk-return characteristics of each portfolio. In the fourth quarter of 2008, we exited our positions in Aberdeen Select Equity Fund and Aberdeen Small Cap Growth Fund and reallocated the exposures among the portfolios’ other equity positions. As part of accommodating the addition of the emerging-

2009 Annual Report

3

Aberdeen Optimal Allocations Funds (Unaudited) (concluded)

market debt exposures in the Moderate, Moderate Growth, Growth and Specialty funds, we were very careful to maintain overall fixed income exposure, especially in inflation-hedging TIPS, and chose instead to decrease some of the equity exposure as needed to maintain the appropriate overall risk profiles for each Fund. We also included in the allocation models for 2009 an explicit 1% allocation to cash in each portfolio, enabling us to more effectively manage daily inflows and outflows to and from the respective Funds.

The Funds are currently fully invested in a manner consistent with their 2009 allocation models. The portfolios and their underlying holdings are managed on a strategic rather than tactical basis, and they are highly diversified across various traditional and non-traditional asset classes. We do not attempt to market-time our exposures to various asset classes or trade in response to specific market events.

Portfolio Management:

Richard Fonash, CFA®, Allison Mortensen, CFA®, Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Funds are subject to different levels and combinations of risk, based on their actual allocation among the various asset classes and underlying funds. The Funds will be affected by stock and bond market risks, among others. They invest a significant proportion of their assets in specialty assets, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

4

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	15.50%	2.64%	2.16%	1.16%
	w/SC3	8.84%	0.55%
Class B	w/o SC	14.64%	1.88%	2.90%	1.90%
	w/SC4	9.64%	0.89%
Class C	w/o SC	14.66%	1.90%	2.90%	1.90%
	w/SC5	13.66%	1.90%
Institutional Class[6]	w/o SC	15.76%	2.85%	1.90%	0.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2009 Annual Report

5

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for the unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Exchange Traded Funds	50.8%
Mutual Funds	48.2%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries
Fixed Income Fund	58.3%
Equity Fund	32.9%
Real Estate Investment Trust (REIT)	4.8%
Commodity Fund	3.0%
Other	1.0%
100.0%

Top Holdings
iShares Barclays Aggregate Bond Fund	16.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	15.4%
iShares Barclays 1-3 Year Treasury Bond Fund	13.3%
Oppenheimer International Bond Fund, Class Y	11.2%
Aberdeen Equity Long-Short Fund, Institutional Class	6.9%
Aberdeen Global Financial Services Fund, Institutional Class	4.8%
Aberdeen Natural Resources Fund, Institutional Class	4.8%
Aberdeen Health Sciences Fund, Institutional Class	3.9%
Credit Suisse Commodity Return Strategy Fund	3.0%
Aberdeen Global Utilities Fund, Institutional Class	3.0%
Other	17.3%
100.0%

Annual Report 2009

6

Statement of Investments

October 31, 2009

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (48.2%)
Commodity Fund (3.0%)
Credit Suisse Commodity Return Strategy Fund	39,723	$343,207
Equity Fund (32.0%)
Aberdeen Developing Markets Fund, Institutional Class (a)	14,238	217,123
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	72,931	784,006
Aberdeen Global Financial Services Fund, Institutional Class (a)	57,823	542,961
Aberdeen Global Utilities Fund, Institutional Class (a)	36,574	336,112
Aberdeen Health Sciences Fund, Institutional Class (a)	48,695	442,146
Aberdeen International Equity Fund, Institutional Class (a)	9,527	110,418
Aberdeen Natural Resources Fund, Institutional Class (a)	35,723	542,634
Aberdeen Technology and Communications Fund, Institutional Class* (a)	113,393	331,108
Aberdeen U.S. Equity Fund, Institutional Class* (a)	41,801	328,134
		3,634,642
Fixed Income Fund (13.2%)
Oppenheimer International Bond Fund, Class Y	194,779	1,273,857
PIMCO Developing Local Markets Fund	23,065	228,570
		1,502,427
Total Mutual Funds		5,480,276

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (50.8%)
Equity Fund (0.9%)
iShares S&P 500 Index Fund	1,000	$103,940
Fixed Income Fund (45.1%)
iShares Barclays 1-3 Year Treasury Bond Fund	17,900	1,504,674
iShares Barclays Aggregate Bond Fund	17,740	1,859,329
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	16,844	1,751,945
		5,115,948
Real Estate Investment Trust (REIT) (4.8%)
iShares Cohen & Steers Realty Majors Index Fund	7,030	324,927
SPDR Dow Jones Wilshire International Real Estate Fund	6,217	214,424
		539,351
Total Exchange Traded Funds		5,759,239
Total Investments (Cost $10,333,803) (b)—99.0%		11,239,515

Other assets in excess of liabilities—1.0%		108,308
Net Assets—100.0%		$11,347,823

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Annual Report

7

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	16.90%	3.61%	3.55%	2.82%	1.62%
	w/SC3	10.21%	2.38%	2.41%
Class B	w/o SC	16.04%	2.87%	2.76%	3.55%	2.35%
	w/SC4	11.04%	2.55%	2.61%
Class C	w/o SC	16.02%	2.85%	2.74%	3.55%	2.35%
	w/SC5	15.02%	2.85%	2.74%
Class R6	w/o SC	16.50%	3.31%	3.19%	3.05%	1.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Annual Report 2009

8

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East Index and 5% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Mutual Funds	80.1%
Exchange Traded Funds	18.8%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries
Equity Fund	79.9%
Real Estate Investment Trust (REIT)	8.0%
Fixed Income Fund	5.9%
Commodity Fund	5.1%
Other	1.1%
100.0%

Top Holdings
Aberdeen International Equity Fund, Institutional Class	11.0%
Aberdeen U.S. Equity Fund, Institutional Class	10.0%
Aberdeen Equity Long-Short Fund, Institutional Class	9.2%
Aberdeen Global Financial Services Fund, Institutional Class	7.9%
Aberdeen Small Cap Fund, Institutional Class	6.9%
Aberdeen Global Utilities Fund, Institutional Class	6.1%
Aberdeen Health Sciences Fund, Institutional Class	6.1%
Aberdeen Developing Markets Fund, Institutional Class	6.0%
Aberdeen Natural Resources Fund, Institutional Class	5.8%
Credit Suisse Commodity Return Strategy Fund	5.1%
Other	25.9%
100.0%

2009 Annual Report

9

Statement of Investments

October 31, 2009

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (80.1%)
Commodity Fund (5.1%)
Credit Suisse Commodity Return Strategy Fund	62,079	$536,363
Equity Fund (73.0%)
Aberdeen Developing Markets Fund, Institutional Class (a)	40,966	624,732
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	89,154	958,403
Aberdeen Global Financial Services Fund, Institutional Class (a)	87,694	823,451
Aberdeen Global Utilities Fund, Institutional Class (a)	69,224	636,165
Aberdeen Health Sciences Fund, Institutional Class (a)	69,754	633,368
Aberdeen International Equity Fund, Institutional Class (a)	98,905	1,146,313
Aberdeen Natural Resources Fund, Institutional Class (a)	40,079	608,807
Aberdeen Small Cap Fund, Institutional Class (a)	64,635	716,151
Aberdeen Technology and Communications Fund, Institutional Class* (a)	144,017	420,530
Aberdeen U.S. Equity Fund, Institutional Class* (a)	132,409	1,039,408
		7,607,328
Fixed Income Fund (2.0%)
PIMCO Developing Local Markets Fund	20,600	204,146
Total Mutual Funds		8,347,837

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (18.8%)
Equity Fund (6.9%)
iShares Russell Midcap Index Fund	4,162	$311,359
iShares S&P 500 Index Fund	3,919	407,341
		718,700
Fixed Income Fund (3.9%)
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	3,864	401,895
Real Estate Investment Trust (REIT) (8.0%)
iShares Cohen & Steers Realty Majors Index Fund	11,584	535,412
SPDR Dow Jones Wilshire International Real Estate Fund	8,777	302,719
		838,131
Total Exchange Traded Funds		1,958,726
Total Investments (Cost $11,498,977)(b)—98.9%		10,306,563

Other assets in excess of liabilities—1.1%		109,780
Net Assets—100.0%		$10,416,343

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2009

10

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	18.18%	5.24%	5.52%	1.49%	1.02%
	w/SC3	11.34%	4.00%	4.36%
Class B	w/o SC	17.13%	4.36%	4.57%	2.24%	1.77%
	w/SC4	12.13%	4.02%	4.42%
Class C	w/o SC	17.23%	4.44%	4.65%	2.24%	1.77%
	w/SC5	16.23%	4.44%	4.65%
Class R6	w/o SC	17.87%	4.91%	5.11%	1.74%	1.27%
Institutional Class[6]	w/o SC	18.36%	5.45%	5.68%	1.24%	0.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Funds”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2009 Annual Report

11

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Mutual Funds	60.9%
Exchange Traded Funds	38.0%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries
Equity Fund	53.0%
Fixed Income Fund	38.4%
Real Estate Investment Trust (REIT)	4.6%
Commodity Fund	2.9%
Other	1.1%
100.0%

Top Holdings
iShares Barclays Aggregate Bond Fund	14.8%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	10.6%
Aberdeen International Equity Fund, Institutional Class	8.9%
Aberdeen Equity Long-Short Fund, Institutional Class	6.9%
Oppenheimer International Bond Fund, Class Y	6.4%
Aberdeen Global Financial Services Fund, Institutional Class	5.9%
Aberdeen Small Cap Fund, Institutional Class	4.9%
Aberdeen Health Sciences Fund, Institutional Class	4.8%
Aberdeen Natural Resources Fund, Institutional Class	4.8%
Aberdeen U.S. Equity Fund, Institutional Class	4.8%
Other	27.2%
100.0%

Annual Report 2009

12

Statement of Investments

October 31, 2009

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (60.9%)
Commodity Fund (2.9%)
Credit Suisse Commodity Return Strategy Fund	153,943	$1,330,070
Equity Fund (49.4%)
Aberdeen Developing Markets Fund, Institutional Class (a)	84,936	1,295,275
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	298,824	3,212,362
Aberdeen Global Financial Services Fund, Institutional Class (a)	291,846	2,740,432
Aberdeen Global Utilities Fund, Institutional Class (a)	145,734	1,339,295
Aberdeen Health Sciences Fund, Institutional Class (a)	248,914	2,260,143
Aberdeen International Equity Fund, Institutional Class (a)	356,281	4,129,298
Aberdeen Natural Resources Fund, Institutional Class (a)	148,384	2,253,960
Aberdeen Small Cap Fund, Institutional Class (a)	204,662	2,267,651
Aberdeen Technology and Communications Fund, Institutional Class* (a)	451,007	1,316,941
Aberdeen U.S. Equity Fund, Institutional Class* (a)	283,841	2,228,148
		23,043,505
Fixed Income Fund (8.6%)
Oppenheimer International Bond Fund, Class Y	452,590	2,959,941
PIMCO Developing Local Markets Fund	104,610	1,036,687
		3,996,628
Total Mutual Funds		28,370,203

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (38.0%)
Equity Fund (3.6%)
iShares Russell Midcap Index Fund	17,311	$1,295,036
iShares S&P 500 Index Fund	3,900	405,366
		1,700,402
Fixed Income Fund (29.8%)
iShares Barclays 1-3 Year Treasury Bond Fund	24,165	2,031,310
iShares Barclays Aggregate Bond Fund	65,928	6,909,914
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	47,562	4,946,924
		13,888,148
Real Estate Investment Trust (REIT) (4.6%)
iShares Cohen & Steers Realty Majors Index Fund	27,571	1,274,332
SPDR Dow Jones Wilshire International Real Estate Fund	24,695	851,730
		2,126,062
Total Exchange Traded Funds		17,714,612
Total Investments (Cost $45,042,436) (b)—98.9%		46,084,815

Other assets in excess of liabilities—1.1%		521,659
Net Assets—100.0%		$46,606,474

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Annual Report

13

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	18.07%	4.56%	4.67%	1.81%	1.16%
	w/SC3	11.24%	3.33%	3.51%
Class B	w/o SC	17.08%	3.79%	3.87%	2.55%	1.90%
	w/SC4	12.08%	3.47%	3.72%
Class C	w/o SC	17.25%	3.80%	3.88%	2.55%	1.90%
	w/SC5	16.25%	3.80%	3.88%
Class R6	w/o SC	17.92%	4.22%	4.31%	2.05%	1.40%
Institutional Class[6,7]	w/o SC	18.02%	4.55%	4.66%	1.55%	0.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2009

14

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Mutual Funds	73.2%
Exchange Traded Funds	25.2%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries
Equity Fund	69.5%
Fixed Income Fund	19.3%
Real Estate Investment Trust (REIT)	5.6%
Commodity Funds	4.0%
Other	1.6%
100.0%

Top Holdings
Aberdeen International Equity Fund, Institutional Class	9.8%
Aberdeen U.S. Equity Fund, Institutional Class	8.9%
Aberdeen Equity Long-Short Fund, Institutional Class	8.5%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	8.1%
Aberdeen Global Financial Services Fund, Institutional Class	7.7%
Aberdeen Small Cap Fund, Institutional Class	6.7%
Aberdeen Health Sciences Fund, Institutional Class	5.8%
iShares Barclays Aggregate Bond Fund	5.7%
Aberdeen Natural Resources Fund, Institutional Class	5.7%
Credit Suisse Commodity Return Strategy Fund	4.0%
Other	29.1%
100.0%

2009 Annual Report

15

Statement of Investments (concluded)

October 31, 2009

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (73.2%)
Commodity Fund (4.0%)
Credit Suisse Commodity Return Strategy Fund	139,797	$1,207,846
Equity Fund (63.7%)
Aberdeen Developing Markets Fund, Institutional Class (a)	78,173	1,192,142
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	238,652	2,565,509
Aberdeen Global Financial Services Fund, Institutional Class (a)	246,084	2,310,731
Aberdeen Global Utilities Fund, Institutional Class (a)	126,467	1,162,234
Aberdeen Health Sciences Fund, Institutional Class (a)	192,863	1,751,194
Aberdeen International Equity Fund, Institutional Class (a)	255,341	2,959,406
Aberdeen Natural Resources Fund, Institutional Class (a)	112,445	1,708,034
Aberdeen Small Cap Fund, Institutional Class (a)	181,468	2,010,664
Aberdeen Technology and Communications Fund, Institutional Class* (a)	296,097	864,602
Aberdeen U.S. Equity Fund, Institutional Class* (a)	341,240	2,678,735
		19,203,251
Fixed Income Fund (5.5%)
Oppenheimer International Bond Fund, Class Y	153,425	1,003,402
PIMCO Developing Local Markets Fund	67,577	669,689
		1,673,091
Total Mutual Funds		22,084,188

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (25.2%)
Equity Fund (5.8%)
iShares Russell Midcap Index Fund	11,567	$865,327
iShares S&P 500 Index Fund	8,320	864,781
		1,730,108
Fixed Income Fund (13.8%)
iShares Barclays Aggregate Bond Fund	16,479	1,727,164
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	23,425	2,436,434
		4,163,598
Real Estate Investment Trust (REIT) (5.6%)
iShares Cohen & Steers Realty Majors Index Fund	24,055	1,111,822
SPDR Dow Jones Wilshire International Real Estate Fund	16,920	583,571
		1,695,393
Total Exchange Traded Funds		7,589,099
Total Investments (Cost $31,115,660) (b)—98.4%		29,673,287
Other assets in excess of liabilities—1.6%		488,509
Net Assets — 100.0%		$30,161,796

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2009

16

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	17.87%	4.32%	4.69%	2.30%	1.72%
	w/SC3	11.05%	3.09%	3.54%
Class B	w/o SC	16.96%	3.59%	3.93%	3.04%	2.46%
	w/SC4	11.96%	3.26%	3.78%
Class C	w/o SC	16.94%	3.57%	3.91%	3.04%	2.46%
	w/SC5	15.94%	3.57%	3.91%
Class R6	w/o SC	17.65%	4.07%	4.42%	2.55%	1.97%
Institutional Class[6]	w/o SC	18.24%	4.63%	4.98%	2.04%	1.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2009 Annual Report

17

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Specialty Composite Index and its weightings are 70% S&P 500 Index and 30% Morgan Stanley Capital International Europe, Australasia, and For East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Mutual Funds	86.2%
Exchange Traded Funds	13.0%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries
Equity Fund	79.0%
Real Estate Investment Trust (REIT)	8.9%
Commodity Funds	6.1%
Fixed Income Fund	5.2%
Other	0.8%
100.0%

Top Holdings
Aberdeen Global Financial Services Fund, Institutional Class	14.7%
Aberdeen Equity Long-Short Fund, Institutional Class	12.0%
Aberdeen Technology and Communications Fund, Institutional Class	11.1%
Aberdeen Health Sciences Fund, Institutional Class	11.0%
Aberdeen Natural Resources Fund, Institutional Class	10.8%
Aberdeen Developing Markets Fund, Institutional Class	10.1%
Aberdeen Global Utilities Fund, Institutional Class	7.1%
Credit Suisse Commodity Return Strategy Fund	6.1%
iShares Cohen & Steers Realty Majors Index Fund	5.9%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	4.1%
Other	7.1%
100.0%

Annual Report 2009

18

Statement of Investments

October 31, 2009

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (86.2%)
Commodity Fund (6.1%)
Credit Suisse Commodity Return Strategy Fund	299,521	$2,587,864
Equity Fund (79.0%)
Aberdeen Developing Markets Fund, Institutional Class (a)	280,392	4,275,985
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	471,107	5,064,400
Aberdeen Global Financial Services Fund, Institutional Class (a)	662,391	6,219,850
Aberdeen Global Utilities Fund, Institutional Class (a)	329,001	3,023,522
Aberdeen Health Sciences Fund, Institutional Class (a)	511,519	4,644,594
Aberdeen International Equity Fund, Institutional Class (a)	81,109	940,049
Aberdeen Natural Resources Fund, Institutional Class (a)	301,855	4,585,183
Aberdeen Technology and Communications Fund, Institutional Class* (a)	1,617,542	4,723,223
		33,476,806
Fixed Income Fund (1.1%)
PIMCO Developing Local Markets Fund	45,024	446,185
Total Mutual Funds		36,510,855

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (13.0%)
Fixed Income Fund (4.1%)
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	16,862	$1,753,817
Real Estate Investment Trust (REIT) (8.9%)
iShares Cohen & Steers Realty Majors Index Fund	53,906	2,491,535
SPDR Dow Jones Wilshire International Real Estate Fund	36,604	1,262,472
		3,754,007
Total Exchange Traded Funds		5,507,824
Total Investments (Cost $47,890,482) (b)—99.2%		42,018,679

Other assets in excess of liabilities—0.8%		354,780
Net Assets—100.0%		$42,373,459

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Annual Report

19

Statements of Assets and Liabilities

October 31, 2009

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value (cost $7,266,052; $2,906,746; $22,799,219; $10,696,342; $9,994,754)	$7,604,873	$2,699,235	$23,041,310	$10,470,036	$8,541,873
Investments in affiliates, at value (cost $3,067,751; $8,592,231; $22,243,217; $20,419,318; $37,895,728 )	3,634,642	7,607,328	23,043,505	19,203,251	33,476,806

Total Investments	11,239,515	10,306,563	46,084,815	29,673,287	42,018,679

Cash	97,886	108,740	596,995	447,531	370,686
Interest and dividends receivable	4,949	416	12,950	4,995	909
Receivable for capital shares issued	690	1,113	75,330	81,895	58,040
Receivable from adviser	8,613	8,746	5,592	8,528	13,513
Prepaid expenses and other assets	35,153	41,278	44,471	43,005	43,695

Total Assets	11,386,806	10,466,856	46,820,153	30,259,241	42,505,522

Liabilities:
Payable for investments purchased	4,949	416	12,950	4,995	909
Payable for capital shares redeemed	1	11,012	120,390	29,611	40,811
Accrued expenses and other payables:
Investment advisory fees	1,426	1,369	6,138	3,934	5,632
Administration fees	326	312	1,401	898	1,285
Fund accounting and transfer agent fees	2,281	4,777	8,618	6,991	16,000
Distribution fees	6,315	6,693	30,341	18,775	29,309
Printing fees	1,973	3,294	6,892	6,814	11,188
Legal fees	9,067	9,074	7,791	8,374	7,926
Custodian fees	301	144	626	393	549
Other	12,344	13,422	18,532	16,660	18,454

Total Liabilities	38,983	50,513	213,679	97,445	132,063

Net Assets	$11,347,823	$10,416,343	$46,606,474	$30,161,796	$42,373,459

Represented by:
Capital	$11,719,999	$15,171,079	$54,123,193	$38,956,684	$68,905,868
Accumulated net investment income	8,604	3,600	22,917	12,580	28,589
Accumulated net realized loss on investment transactions	(1,286,492)	(3,565,922)	(8,582,015)	(7,365,095)	(20,689,195)
Net unrealized appreciation/(depreciation) on investments	905,712	(1,192,414)	1,042,379	(1,442,373)	(5,871,803)

Net Assets	$11,347,823	$10,416,343	$46,606,474	$30,161,796	$42,373,459

Net Assets:
Class A Shares	$5,122,736	$3,702,193	$16,547,144	$11,499,510	$11,910,572
Class B Shares	725,263	1,001,963	2,374,701	3,056,098	3,756,531
Class C Shares	5,457,564	5,707,285	27,320,780	15,594,367	26,250,121
Class R Shares	–	4,902	183,770	9,777	382,590
Institutional Class Shares	42,260	–	180,079	2,044	73,645

Total	$11,347,823	$10,416,343	$46,606,474	$30,161,796	$42,373,459

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	524,081	412,807	1,622,758	1,211,058	1,203,978
Class B Shares	74,615	114,682	236,906	326,024	388,364
Class C Shares	561,815	653,554	2,724,725	1,664,710	2,716,304
Class R Shares	–	555	18,141	1,035	38,848
Institutional Class Shares	4,326	–	17,680	215	7,396

Total	1,164,837	1,181,598	4,620,210	3,203,042	4,354,890

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.77	$8.97	$10.20	$9.50	$9.89
Class B Shares(a)	$9.72	$8.74	$10.02	$9.37	$9.67
Class C Shares(b)	$9.71	$8.73	$10.03	$9.37	$9.66
Class R Shares	$–	$8.84 (c)	$10.13	$9.45	$9.85
Institutional Class Shares	$9.77	$–	$10.19	$9.50 (c)	$9.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37	$9.52	$10.82	$10.08	$10.49
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2009. Due to the financial statement rounding of class assets and class shares above, the calculated NAV results in a different NAV than the traded NAV.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

20

Statements of Operations

For the Year Ended October 31, 2009

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$287,913	$74,734	$803,097	$321,788	$213,258
Dividend income from affiliates	33,401	68,175	236,433	187,649	447,426

Total Investment Income	321,314	142,909	1,039,530	509,437	660,684

Expenses:
Investment advisory fees	16,771	13,993	66,127	41,290	66,321
Administration fee	4,578	3,783	17,799	11,163	18,121
Fund accounting and transfer agent fees	25,797	44,965	92,778	78,474	193,557
Distribution fees Class A	11,756	8,040	34,334	24,995	33,012
Distribution fees Class B	6,965	8,943	22,603	29,305	37,022
Distribution fees Class C	51,235	52,144	276,248	145,791	269,181
Distribution fees Class R	2	15	677	89	1,753
Registration and filing fees	78,276	61,397	63,798	62,972	66,376
Printing fees	7,400	15,800	31,886	31,600	58,959
Trustee fees	9,748	9,017	13,275	11,587	13,663
Compliance program costs	4,468	4,339	6,014	5,404	6,408
Custodian fees	2,449	2,034	4,954	3,462	11,683
Legal fees	33,599	32,978	42,239	37,819	43,323
Other	35,889	33,386	40,282	37,258	30,125

Total expenses before reimbursed/waived expenses	288,933	290,834	713,014	521,209	849,504

Earnings Credit (Note 2)	(22)	(24)	(106)	(92)	(160)
Expenses reimbursed	(190,209)	(196,844)	(269,409)	(250,002)	(400,346)

Net Expenses	98,702	93,966	443,499	271,115	448,998

Net Investment Income	222,612	48,943	596,031	238,322	211,686

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	16,141	16,390	56,466	35,737	111,392
Realized gain distributions from underlying non-affiliated funds	14,641	13,084	53,446	38,077	98,729
Realized loss on investment transactions from affiliated funds	(746,425)	(2,165,534)	(5,630,427)	(5,277,070)	(14,161,723)
Realized loss on investment transactions from non-affiliated funds	(462,605)	(331,305)	(1,051,486)	(843,594)	(2,234,189)

Net realized loss from investments	(1,178,248)	(2,467,365)	(6,572,001)	(6,046,850)	(16,185,791)

Net change in unrealized appreciation from investments	2,428,990	3,668,518	12,933,551	10,089,095	20,983,706

Net realized/unrealized gain from investments	1,250,742	1,201,153	6,361,550	4,042,245	4,797,915

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,473,354	$1,250,096	$6,957,581	$4,280,567	$5,009,601

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

21

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$222,612	$169,735	$48,943	$25,607	$596,031	$871,930
Net realized gain (loss) from investments transactions	(1,178,248)	(402)	(2,467,365)	320,474	(6,572,001)	196,854
Net change in unrealized appreciation/depreciation from investments	2,428,990	(1,623,857)	3,668,518	(7,172,135)	12,933,551	(15,873,306)

Change in net assets resulting from operations	1,473,354	(1,454,524)	1,250,096	(6,826,054)	6,957,581	(14,804,522)

Distributions to Shareholders From:
Net investment income:
Class A	(114,874)	(73,244)	(26,679)	(401,861)	(252,835)	(660,690)
Class B	(11,451)	(9,342)	(3,257)	(100,483)	(25,119)	(152,292)
Class C	(86,993)	(77,564)	(17,416)	(645,752)	(303,837)	(1,378,939)
Class R	(9)	(39)	(32)	(17,848)	(2,399)	(4,968)
Institutional Service Class	(12)	(44)	(4)	(113)	(11)	(80)
Institutional Class	(16,806)	(44,302)	(3)	(90)	(1,971)	(67)
Net realized gains:
Class A	–	(25,465)	–	(344,271)	–	(765,595)
Class B	–	(3,950)	–	(97,601)	–	(199,917)
Class C	–	(29,705)	–	(618,524)	–	(1,794,160)
Class R	–	(12)	–	(13,552)	–	(5,238)
Institutional Service Class	–	(12)	–	(95)	–	(87)
Institutional Class	–	(12,151)	–	(76)	–	(72)
Tax return of capital:
Class A	–	–	–	(25,642)	–	(18,267)
Class B	–	–	–	(8,101)	–	(3,374)
Class C	–	–	–	(48,476)	–	(36,300)
Class R	–	–	–	(10)	–	(2)
Institutional Service Class	–	–	–	(8)	–	(1)
Institutional Class	–	–	–	(6)	–	(1)

Change in net assets from shareholder distributions	(230,145)	(275,830)	(47,391)	(2,322,509)	(586,172)	(5,020,050)

Change in net assets from capital transactions	(598,532)	9,771,343	(1,456,455)	377,494	(5,328,480)	21,023,199

Change in net assets	644,677	8,040,989	(253,750)	(8,771,069)	1,042,929	1,198,627

Net Assets:
Beginning of period	10,703,146	2,662,157	10,670,093	19,441,162	45,563,545	44,364,918

End of period	$11,347,823	$10,703,146	$10,416,343	$10,670,093	$46,606,474	$45,563,545

Accumulated net investment income at end of period	$8,604	$9,074	$3,600	$–	$22,917	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

22

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,082,889	$4,765,470	$731,553	$4,434,234	$5,007,863	$13,301,034
Dividends reinvested	48,493	57,215	20,212	404,524	84,229	659,057
Cost of shares redeemed(a)	(4,478,027)	(1,093,238)	(1,010,874)	(4,397,702)	(4,677,369)	(5,112,987)

Total Class A	653,355	3,729,447	(259,109)	441,056	414,723	8,847,104

Class B Shares
Proceeds from shares issued	203,494	594,214	24,024	229,245	139,964	526,349
Dividends reinvested	6,510	8,992	2,283	132,926	15,170	189,620
Cost of shares redeemed(a)	(215,115)	(65,574)	(111,911)	(261,205)	(494,156)	(599,766)

Total Class B	(5,111)	537,632	(85,604)	100,966	(339,022)	116,203

Class C Shares
Proceeds from shares issued	2,854,808	6,280,992	889,987	2,887,196	6,957,302	26,385,174
Dividends reinvested	40,171	41,615	7,694	417,440	164,110	750,178
Cost of shares redeemed(a)	(3,177,632)	(876,268)	(2,010,472)	(3,251,149)	(12,750,316)	(15,050,221)

Total Class C	(282,653)	5,446,339	(1,112,791)	53,487	(5,628,904)	12,085,131

Class R Shares
Proceeds from shares issued	–	–	4,659	43,784	442,591	87,667
Dividends reinvested	9	52	32	204	8	158
Cost of shares redeemed(a)	(934)	–	(1,932)	(262,390)	(353,716)	(133,211)

Total Class R	(925)	52	2,759	(218,402)	88,883	(45,386)

Institutional Service Class Shares
Dividends reinvested	12	57	4	216	11	168
Cost of shares redeemed(a)	(945)	–	(956)	–	(1,109)	–

Total Institutional Service Class	(933)	57	(952)	216	(1,098)	168

Institutional Class Shares
Proceeds from shares issued	55,339	1,363	–	–	154,351	19,839
Dividends reinvested	16,806	56,453	3	171	1,971	140
Cost of shares redeemed(a)	(1,034,410)	–	(761)	–	(19,384)	–

Total Institutional Class	(962,265)	57,816	(758)	171	136,938	19,979

Change in net assets from capital transactions:	$(598,532)	$9,771,343	$(1,456,455)	$377,494	$(5,328,480)	$21,023,199

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

23

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	574,664	485,252	96,232	392,203	539,526	1,154,311
Reinvested	5,380	5,681	2,711	33,844	9,373	57,002
Redeemed	(517,743)	(114,170)	(144,821)	(399,287)	(527,403)	(473,041)

Total Class A Shares	62,301	376,763	(45,878)	26,760	21,496	738,272

Class B Shares
Issued	23,501	62,193	3,306	21,085	16,513	46,855
Reinvested	726	894	313	11,217	1,701	16,577
Redeemed	(24,007)	(6,736)	(15,284)	(24,855)	(55,922)	(56,175)

Total Class B Shares	220	56,351	(11,665)	7,447	(37,708)	7,257

Class C Shares
Issued	318,565	633,921	119,959	268,756	792,882	2,398,716
Reinvested	4,467	4,201	1,059	35,152	18,447	66,532
Redeemed	(355,757)	(91,153)	(283,655)	(299,821)	(1,441,890)	(1,409,294)

Total Class C Shares	(32,725)	546,969	(162,637)	4,087	(630,561)	1,055,954

Issued in conversion	–	–	–	–
Class R Shares
Issued	–	–	709	3,674	45,145	9,432
Reinvested	1	5	4	17	1	14
Redeemed	(109)	–	(292)	(23,895)	(34,073)	(11,768)

Total Class R Shares	(108)	5	421	(20,204)	11,073	(2,322)

Institutional Service Class Shares
Reinvested	1	5	–	18	1	15
Redeemed	(109)	–	(134)	–	(130)	–

Total Institutional Service Class Shares	(108)	5	(134)	18	(129)	15

Institutional Class Shares
Issued	6,555	165	–	–	17,707	1,983
Reinvested	1,934	5,588	–	14	214	12
Redeemed	(112,487)	–	(106)	–	(2,331)	–

Total Institutional Class Shares	(103,998)	5,753	(106)	14	15,590	1,995

Total change in shares:	(74,418)	985,846	(219,999)	18,122	(620,239)	1,801,171

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$238,322	$381,212	$211,686	$215,837
Net realized gain (loss) from investments transactions	(6,046,850)	1,740,554	(16,185,791)	1,541,045
Net change in unrealized appreciation/depreciation from investments	10,089,095	(16,390,573)	20,983,706	(41,890,482)

Change in net assets resulting from operations	4,280,567	(14,268,807)	5,009,601	(40,133,600)

Distributions to Shareholders From:
Net investment income:
Class A	(127,142)	(930,381)	(107,721)	(2,295,256)
Class B	(16,589)	(241,307)	(9,798)	(381,247)
Class C	(86,259)	(1,189,228)	(62,857)	(3,391,157)
Class R	(215)	(403)	(2,358)	(28,661)
Institutional Service Class	(7)	(98)	(11)	(125)
Institutional Class	(8)	(80)	(353)	(78)
Net realized gains:
Class A	–	(1,115,236)	–	(2,205,529)
Class B	–	(332,114)	–	(392,439)
Class C	–	(1,658,435)	–	(3,504,010)
Class R	–	(113)	–	(27,125)
Institutional Service Class	–	(115)	–	(89)
Institutional Class	–	(93)	–	(69)
Tax return of capital:
Class A	–	(55,768)	–	(299,676)
Class B	–	(17,738)	–	(55,748)
Class C	–	(91,788)	–	(469,199)
Class R	–	(6)	–	(4,427)
Institutional Service Class	–	(6)	–	(13)
Institutional Class	–	(5)	–	(10)

Change in net assets from shareholder distributions	(230,220)	(5,632,914)	(183,098)	(13,054,858)

Change in net assets from capital transactions	(3,375,367)	6,889,274	(20,146,559)	(6,672,280)

Change in net assets	674,980	(13,012,447)	(15,320,056)	(59,860,738)

Net Assets:
Beginning of period	29,486,816	42,499,263	57,693,515	117,554,253

End of period	$30,161,796	$29,486,816	$42,373,459	$57,693,515

Accumulated net investment income at end of period	$12,580	$–	$28,589	$1

Amounts	listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

25

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,930,165	$5,713,082	$1,396,825	$14,374,366
Dividends reinvested	96,705	1,385,537	47,972	1,650,437
Cost of shares redeemed(a)	(2,236,384)	(5,753,986)	(9,323,053)	(21,181,548)

Total Class A	(209,514)	1,344,633	(7,878,256)	(5,156,745)

Class B Shares
Proceeds from shares issued	171,703	988,252	67,053	1,166,384
Dividends reinvested	10,978	345,846	3,527	255,279
Cost of shares redeemed(a)	(787,981)	(400,334)	(1,085,354)	(1,157,915)

Total Class B	(605,300)	933,764	(1,014,774)	263,748

Class C Shares
Proceeds from shares issued	2,675,419	11,193,263	1,380,659	14,197,150
Dividends reinvested	34,878	777,239	20,437	1,622,752
Cost of shares redeemed(a)	(5,235,652)	(7,421,957)	(12,659,719)	(17,794,219)

Total Class C	(2,525,355)	4,548,545	(11,258,623)	(1,974,317)

Class R Shares
Proceeds from shares issued	2,413	61,457	70,280	344,612
Dividends reinvested	134	479	2	192
Cost of shares redeemed(a)	(37,890)	–	(116,754)	(155,959)

Total Class R	(35,343)	61,936	(46,472)	188,845

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	3,020
Dividends reinvested	7	219	11	227
Cost of shares redeemed(a)	(1,033)	–	(3,064)	(7)

Total Institutional Service Class	(1,026)	219	(3,053)	3,240

Institutional Class Shares
Proceeds from shares issued	2,000	–	62,441	2,793
Dividends reinvested	7	177	353	156
Cost of shares redeemed(a)	(836)	–	(8,175)	–

Total Institutional Class	1,171	177	54,619	2,949

Change in net assets from capital transactions:	$(3,375,367)	$6,889,274	$(20,146,559)	$(6,672,280)

(a)	Includes redemption fees, if any.
Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

26

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	231,320	509,297	171,239	1,138,503
Reinvested	11,799	117,240	5,847	127,137
Redeemed	(278,353)	(521,832)	(1,167,534)	(1,816,609)

Total Class A Shares	(35,234)	104,705	(990,448)	(550,969)

Class B Shares
Issued	22,314	85,570	7,556	93,255
Reinvested	1,369	29,524	437	19,983
Redeemed	(100,127)	(36,676)	(130,964)	(102,199)

Total Class B Shares	(76,444)	78,418	(122,971)	11,039

Class C Shares
Issued	331,410	1,010,980	167,052	1,144,043
Reinvested	4,355	66,894	2,536	127,310
Redeemed	(666,291)	(709,622)	(1,617,476)	(1,564,784)

Total Class C Shares	(330,526)	368,252	(1,447,888)	(293,431)

Class R Shares
Issued	300	5,705	8,408	28,089
Reinvested	18	45	–	15
Redeemed	(5,147)	–	(14,844)	(14,099)

Total Class R Shares	(4,829)	5,750	(6,436)	14,005

Institutional Service Class Shares
Issued	–	–	–	262
Reinvested	1	19	1	18
Redeemed	(135)	–	(393)	(1)

Total Institutional Service Class Shares	(134)	19	(392)	279

Institutional Class Shares
Issued	216	–	8,022	309
Reinvested	1	15	41	12
Redeemed	(110)	–	(1,075)	–

Total Institutional Class Shares	107	15	6,988	321

Total change in shares:	(447,060)	557,159	(2,561,147)	(818,756)

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

27

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009(f)	$8.66	$0.21	$1.11	$1.32	$(0.21)	$–	$(0.21)	$9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Period Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	10.51
Class B Shares
Year Ended October 31, 2009(f)	8.62	0.14	1.11	1.25	(0.15)	–	(0.15)	9.72
Year Ended October 31, 2008	10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	8.62
Period Ended October 31, 2007(g)	10.00	0.20	0.48	0.68	(0.21)	–	(0.21)	10.47
Class C Shares
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	–	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Period Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	10.48
Institutional Class Shares
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	–	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Period Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	10.52

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

28

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

15.50%	$5,123	0.52%	2.37%	2.19%	61.98%
(13.32%)	4,001	0.55%	3.07%	1.78%	44.82%
7.67%	893	0.51%	3.04%	3.38%	15.52%

14.64%	725	1.25%	1.57%	2.98%	61.98%
(13.95%)	641	1.28%	2.30%	2.45%	44.82%
6.96%	189	1.25%	2.35%	4.64%	15.52%

14.66%	5,458	1.25%	1.60%	2.94%	61.98%
(13.98%)	5,121	1.28%	2.25%	2.59%	44.82%
7.03%	498	1.25%	2.36%	4.39%	15.52%

15.76%	42	0.25%	2.74%	2.20%	61.98%
(13.20%)	938	0.40%	3.46%	1.18%	44.82%
7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income is based on average shares outstanding during the period.
(g)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

2009 Annual Report

29

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$7.74	$0.07	$1.22	$1.29	$(0.06)	$–	$–	$(0.06)	$8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	14.26
Year Ended October 31, 2006	11.33	0.27	1.67	1.94	(0.60)	(0.16)	–	(0.76)	12.51
Year Ended October 31, 2005	10.09	0.17	1.31	1.48	(0.24)	–	–	(0.24)	11.33
Class B Shares
Year Ended October 31, 2009	7.56	0.02	1.19	1.21	(0.03)	–	–	(0.03)	8.74
Year Ended October 31, 2008(f)	13.96	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.56
Year Ended October 31, 2007(f)	12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.96
Year Ended October 31, 2006	11.23	0.29	1.55	1.84	(0.59)	(0.16)	–	(0.75)	12.32
Year Ended October 31, 2005	10.04	0.12	1.27	1.39	(0.20)	–	–	(0.20)	11.23
Class C Shares
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	–	–	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.95
Year Ended October 31, 2006	11.22	0.37	1.46	1.83	(0.58)	(0.16)	–	(0.74)	12.31
Year Ended October 31, 2005	10.04	0.13	1.26	1.39	(0.21)	–	–	(0.21)	11.22
Class R Shares
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	–	–	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	14.11
Year Ended October 31, 2006	11.31	0.03	1.86	1.89	(0.60)	(0.16)	–	(0.76)	12.44
Year Ended October 31, 2005	10.06	0.19	1.27	1.46	(0.21)	–	–	(0.21)	11.31

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

16.90%	$3,702	0.55%	0.97%	2.65%	25.59%
(37.43%)	3,550	0.50%	0.66%	1.21%	67.06%
20.67%	6,159	0.50%	0.66%	1.05%	48.43%
17.79%	3,999	0.51%	0.17%	1.32%	47.77%
14.87%	998	0.53%	0.41%	3.91%	31.16%

16.04%	1,002	1.25%	0.28%	3.37%	25.59%
(37.86%)	955	1.25%	(0.08%)	1.95%	67.06%
19.74%	1,660	1.23%	(0.06%)	1.79%	48.43%
16.94%	715	1.25%	(0.50%)	2.06%	47.77%
14.07%	189	1.25%	0.68%	5.11%	31.16%

16.02%	5,707	1.25%	0.29%	3.36%	25.59%
(37.89%)	6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	11,332	1.24%	(0.08%)	1.78%	48.43%
16.91%	6,652	1.25%	(0.51%)	2.05%	47.77%
14.07%	1,517	1.25%	(0.71%)	4.35%	31.16%

16.50%	5	0.75%	0.69%	3.00%	25.59%
(37.58%)	1	0.70%	0.64%	1.19%	67.06%
20.13%	287	0.78%	0.46%	1.34%	48.43%
17.43%	1	0.74%	(0.06%)	1.47%	47.77%
14.70%	1	0.80%	1.80%	5.55%	31.16%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

31

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$8.79	$0.17	$1.41	$1.58	$(0.17)	$–	$–	$(0.17)	$10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	13.03
Year Ended October 31, 2006	11.04	0.31	1.12	1.43	(0.51)	(0.11)	–	(0.62)	11.85
Year Ended October 31, 2005	10.32	0.28	0.77	1.05	(0.32)	(0.01)	–	(0.33)	11.04
Class B Shares
Year Ended October 31, 2009	8.65	0.10	1.37	1.47	(0.10)	–	–	(0.10)	10.02
Year Ended October 31, 2008	12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	8.65
Year Ended October 31, 2007(f)	11.71	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.84
Year Ended October 31, 2006	10.93	0.22	1.11	1.33	(0.44)	(0.11)	–	(0.55)	11.71
Year Ended October 31, 2005	10.25	0.20	0.74	0.94	(0.25)	(0.01)	–	(0.26)	10.93
Class C Shares
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.85
Year Ended October 31, 2006	10.93	0.32	1.02	1.34	(0.44)	(0.11)	–	(0.55)	11.72
Year Ended October 31, 2005	10.25	0.23	0.74	0.97	(0.28)	(0.01)	–	(0.29)	10.93
Class R Shares
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	12.97
Year Ended October 31, 2006	11.02	0.20	1.20	1.40	(0.51)	(0.11)	–	(0.62)	11.80
Year Ended October 31, 2005	10.27	0.28	0.73	1.01	(0.25)	(0.01)	–	(0.26)	11.02
Institutional Class Shares
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	13.03
Year Ended October 31, 2006	11.04	0.18	1.29	1.47	(0.54)	(0.11)	–	(0.65)	11.86
Year Ended October 31, 2005	10.30	0.35	0.72	1.07	(0.32)	(0.01)	–	(0.33)	11.04

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios / Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

18.18%	$16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)	14,082	0.48%	2.33%	0.81%	53.11%
15.11%	11,248	0.49%	2.02%	0.75%	70.87%
13.38%	9,797	0.52%	1.87%	0.79%	34.82%
10.41%	4,595	0.52%	1.73%	1.88%	61.59%

17.13%	2,375	1.25%	1.13%	1.86%	32.11%
(24.72%)	2,375	1.22%	1.65%	1.53%	53.11%
14.24%	3,435	1.23%	1.29%	1.49%	70.87%
12.59%	2,630	1.25%	1.20%	1.54%	34.82%
9.13%	1,269	1.25%	0.65%	2.70%	61.59%

17.23%	27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)	29,025	1.22%	1.58%	1.55%	53.11%
14.24%	29,557	1.23%	1.30%	1.49%	70.87%
12.59%	19,027	1.25%	1.25%	1.54%	34.82%
9.50%	7,648	1.25%	0.72%	2.51%	61.59%

17.87%	184	0.70%	1.26%	1.15%	32.11%
(24.37%)	62	0.70%	2.57%	1.01%	53.11%
14.58%	122	0.78%	1.75%	1.05%	70.87%
13.15%	1	0.72%	1.63%	0.75%	34.82%
9.94%	1	0.81%	2.35%	3.85%	61.59%

18.36%	180	0.25%	1.98%	0.79%	32.11%
(23.97%)	18	0.22%	1.65%	0.79%	53.11%
15.24%	1	0.25%	2.15%	0.63%	70.87%
13.74%	1	0.25%	1.58%	0.58%	34.82%
10.54%	1,138	0.25%	2.90%	2.94%	61.59%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

2009 Annual Report

33

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009(f)	$8.15	$0.11	$1.35	$1.46	$(0.11)	$–	$–	$(0.11)	$9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	13.84
Year Ended October 31, 2006	11.21	0.39	1.32	1.71	(0.56)	(0.15)	–	(0.71)	12.21
Year Ended October 31, 2005	10.22	0.23	1.04	1.27	(0.28)	–	–	(0.28)	11.21
Class B Shares
Year Ended October 31, 2009(f)	8.05	0.05	1.32	1.37	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.05
Year Ended October 31, 2007(f)	12.11	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.69
Year Ended October 31, 2006	11.16	0.27	1.33	1.60	(0.50)	(0.15)	–	(0.65)	12.11
Year Ended October 31, 2005	10.17	0.18	1.04	1.22	(0.23)	–	–	(0.23)	11.16
Class C Shares
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.68
Year Ended October 31, 2006	11.14	0.34	1.27	1.61	(0.50)	(0.15)	–	(0.65)	12.10
Year Ended October 31, 2005	10.17	0.18	1.02	1.20	(0.23)	–	–	(0.23)	11.14
Class R Shares
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	13.79
Year Ended October 31, 2006	11.21	0.13	1.54	1.67	(0.55)	(0.15)	–	(0.70)	12.18
Year Ended October 31, 2005	10.19	0.25	1.01	1.26	(0.24)	–	–	(0.24)	11.21
Institutional Class Shares
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	13.88
Year Ended October 31, 2006	11.23	0.12	1.62	1.74	(0.58)	(0.15)	–	(0.73)	12.24
Year Ended October 31, 2005	10.21	0.32	1.00	1.32	(0.30)	–	–	(0.30)	11.23

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

18.07%	$11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)	10,154	0.48%	1.46%	0.89%	44.74%
18.88%	15,799	0.49%	1.27%	0.76%	63.01%
15.79%	11,525	0.52%	1.05%	0.85%	32.64%
12.77%	3,419	0.52%	1.13%	2.32%	47.04%

17.08%	3,056	1.25%	0.60%	2.17%	27.48%
(32.30%)	3,238	1.22%	0.70%	1.64%	44.74%
17.99%	4,437	1.23%	0.55%	1.50%	63.01%
14.91%	3,016	1.25%	0.42%	1.59%	32.64%
12.07%	1,183	1.25%	(0.09%)	3.00%	47.04%

17.25%	15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)	16,045	1.22%	0.70%	1.64%	44.74%
18.00%	22,259	1.23%	0.56%	1.50%	63.01%
14.95%	14,907	1.25%	0.41%	1.59%	32.64%
11.98%	3,604	1.25%	0.20%	3.20%	47.04%

17.92%	10	0.70%	1.56%	1.60%	27.48%
(32.16%)	48	0.76%	0.76%	1.49%	44.74%
18.22%	2	0.97%	2.57%	1.32%	63.01%
15.55%	1	0.72%	0.85%	0.87%	32.64%
12.50%	1	0.80%	2.16%	4.28%	47.04%

6.55%	2	0.25%	0.97%	1.10%	27.48%
(5.19%)	–	0.25%	1.54%	1.19%	27.48%
(31.69%)	1	0.21%	1.75%	0.55%	44.74%
19.15%	1	0.25%	1.47%	0.67%	63.01%
16.05%	1	0.25%	1.05%	0.71%	32.64%
13.16%	1,154	0.25%	2.73%	3.33%	47.04%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2009 Annual Report

35

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocation Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2009	$8.46	$0.09	$1.41	$1.50	$(0.07)	$–	$–	$(0.07)	$9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	15.37
Year Ended October 31, 2006	11.53	0.37	1.92	2.29	(0.48)	(0.13)	–	(0.61)	13.21
Year Ended October 31, 2005	10.34	0.27	1.21	1.48	(0.29)	–	–	(0.29)	11.53
Class B Shares
Year Ended October 31, 2009	8.29	0.01	1.39	1.40	(0.02)	–	–	(0.02)	9.67
Year Ended October 31, 2008	15.11	0.03	(5.20)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.29
Year Ended October 31, 2007(f)	13.06	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.11
Year Ended October 31, 2006	11.46	0.28	1.90	2.18	(0.45)	(0.13)	–	(0.58)	13.06
Year Ended October 31, 2005	10.30	0.17	1.24	1.41	(0.25)	–	–	(0.25)	11.46
Class C Shares
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.10
Year Ended October 31, 2006	11.45	0.27	1.91	2.18	(0.45)	(0.13)	–	(0.58)	13.05
Year Ended October 31, 2005	10.30	0.17	1.24	1.41	(0.26)	–	–	(0.26)	11.45
Class R Shares
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	15.32
Year Ended October 31, 2006	11.54	0.48	1.78	2.26	(0.48)	(0.13)	–	(0.61)	13.19
Year Ended October 31, 2005	10.32	(0.34)	1.81	1.47	(0.25)	–	–	(0.25)	11.54
Institutional Class Shares
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	15.45
Year Ended October 31, 2006	11.56	0.04	2.30	2.34	(0.50)	(0.13)	–	(0.63)	13.27
Year Ended October 31, 2005	10.34	0.34	1.19	1.53	(0.31)	–	–	(0.31)	11.56

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocation Fund: Specialty (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

17.87%	$11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)	18,574	0.46%	0.71%	0.75%	46.75%
21.56%	42,188	0.49%	0.73%	0.62%	24.54%
20.48%	24,363	0.51%	0.43%	0.74%	13.76%
14.59%	5,133	0.53%	2.31%	1.54%	28.77%

16.96%	3,757	1.25%	0.21%	2.15%	7.39%
(37.97%)	4,240	1.21%	(0.07%)	1.51%	46.75%
20.64%	7,561	1.23%	(0.01%)	1.37%	24.54%
19.67%	3,714	1.25%	(0.23%)	1.48%	13.76%
13.89%	982	1.25%	0.27%	2.22%	28.77%

16.94%	26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)	34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	67,323	1.23%	0.01%	1.37%	24.54%
19.59%	35,182	1.25%	(0.24%)	1.48%	13.76%
13.90%	9,200	1.25%	0.25%	2.22%	28.77%

17.65%	383	0.71%	0.73%	1.60%	7.39%
(37.69%)	382	0.71%	0.41%	1.03%	46.75%
21.14%	479	0.75%	0.57%	0.92%	24.54%
20.23%	78	0.85%	0.15%	1.07%	13.76%
14.36%	1	0.84%	(0.55%)	1.90%	28.77%

18.24%	74	0.25%	1.08%	1.07%	7.39%
(37.37%)	3	0.22%	0.32%	0.80%	46.75%
21.77%	1	0.25%	0.95%	0.54%	24.54%
20.84%	1	0.25%	0.29%	0.56%	13.76%
15.07%	1,189	0.25%	3.04%	1.41%	28.77%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2009 Annual Report

37

Notes to Financial Statements

October 31, 2009

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds value securities and assets at fair value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”, formerly “FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

Annual Report 2009

38

Notes to Financial Statements (continued)

October 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009:

Investments in Securities
LEVEL 1 - Quoted Prices ($)

Aberdeen Optimal Allocations Fund: Defensive Fund
Mutual Funds	5,480,276
Exchange Traded Funds	5,759,239

11,239,515

Aberdeen Optimal Allocations Fund: Growth Fund
Mutual Funds	8,347,837
Exchange Traded Funds	1,958,726

10,306,563

Aberdeen Optimal Allocations Fund: Moderate Fund
Mutual Funds	28,370,203
Exchange Traded Funds	17,714,612

46,084,815

Aberdeen Optimal Allocations Fund: Moderate Growth Fund
Mutual Funds	22,084,188
Exchange Traded Funds	7,589,099

29,673,287

Aberdeen Optimal Allocations Fund: Specialty Fund
Mutual Funds	36,510,855
Exchange Traded Funds	5,507,824

42,018,679

There were no Level 2 or Level 3 securities held in the Funds during the year ended October 31, 2009. For detailed industry descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB ASC 820, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

2009 Annual Report

39

Notes to Financial Statements (continued)

October 31, 2009

(c)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital adjustments and underlying fund distribution adjustments), are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(e)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, the Funds each pay Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 7, 2008 with the Trust on behalf of the Funds that is effective through at least February 28, 2010, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class and 0.25% for Institutional Class.

Annual Report 2009

40

Notes to Financial Statements (continued)

October 31, 2009

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Fiscal Year 2009 (Expires 10/31/12)	Total
Optimal Allocations Defensive	$62,335	$190,209	$252,544
Optimal Allocations Growth	60,550	196,844	257,394
Optimal Allocations Moderate	94,768	269,409	364,177
Optimal Allocations Moderate Growth	97,497	250,002	347,499
Optimal Allocations Specialty	177,821	400,346	578,167

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

(b)	Fund Administration

Under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

(d)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

2009 Annual Report

41

Notes to Financial Statements (continued)

October 31, 2009

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares
Optimal Allocations Defensive	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Growth	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Growth	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Specialty	0.25%	1.00%	1.00%	0.50%

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2009, AFD retained commissions of $52,544 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C and certain Class A shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2009 are included in the Statement of Operations as “Other” and were as follows:

Fund	Amount
Optimal Allocations: Defensive	$720
Optimal Allocations: Growth	1,463
Optimal Allocations: Moderate Growth	2,006

For the year ended October 31, 2009, the Funds did not have any contributions to capital due to collection of redemption fees.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Optimal Allocations: Defensive	$35	$–	$2,368	$–	$–	$–
Optimal Allocations: Growth	372	178	–	–	–	–
Optimal Allocations: Moderate	–	–	–	–	–	587
Optimal Allocations: Moderate Growth	–	–	–	–	–	–
Optimal Allocations: Specialty	5	6	–	–	–	–

Annual Report 2009

42

Notes to Financial Statements (continued)

October 31, 2009

4. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2009, were as follows:

Fund	Purchases	Sales
Optimal Allocations: Defensive	$6,823,189	$7,390,386
Optimal Allocations: Growth	2,379,184	3,839,646
Optimal Allocations: Moderate	14,013,646	19,371,974
Optimal Allocations: Moderate Growth	7,548,419	11,332,223
Optimal Allocations: Specialty	3,281,704	23,554,428

5. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. New Accounting Pronouncements

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and established the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification became nonauthoritative. ASC 105-10 was effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds reference GAAP.

7. Federal Tax Information

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Optimal Allocations Defensive	$10,896,454	$379,560	$(36,499)	$343,061
Optimal Allocations Growth	12,658,544	142,985	(2,494,966)	(2,351,981)
Optimal Allocations Moderate	48,290,097	2,253,601	(4,458,883)	(2,205,282)
Optimal Allocations Moderate Growth	32,852,736	519,004	(3,698,453)	(3,179,449)
Optimal Allocations Specialty	53,940,662	1,266,980	(13,188,963)	(11,921,983)

2009 Annual Report

43

Notes to Financial Statements (continued)

October 31, 2009

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive	$230,145	$–	$230,145	$–	$–	$230,145
Optimal Allocations Growth	47,391	–	47,391	–	–	47,391
Optimal Allocations Moderate	586,172	–	586,172	–	–	586,172
Optimal Allocations Moderate Growth	230,220	–	230,220	–	–	230,220
Optimal Allocations Specialty	183,098	–	183,098	–	–	183,098

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive	$220,770	$55,060	$275,830	$–	$–	$275,830
Optimal Allocations Growth	1,452,509	787,757	2,240,266	–	82,243	2,322,509
Optimal Allocations Moderate	2,727,432	2,234,673	4,962,105	–	57,945	5,020,050
Optimal Allocations Moderate Growth	2,826,361	2,641,242	5,467,603	–	165,311	5,632,914
Optimal Allocations Specialty	6,496,471	5,729,314	12,225,785	–	829,073	13,054,858

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Optimal Allocations Defensive	$8,145	$–	$8,145	$–	$(723,382)	$343,061	$(372,176)
Optimal Allocations Growth	–	–	–	–	(2,402,755)	(2,351,981)	(4,754,736)
Optimal Allocations Moderate	11,341	–	11,341	–	(5,322,778)	(2,205,282)	(7,516,719)
Optimal Allocations Moderate Growth	3,332	–	3,332	–	(5,618,771)	(3,179,449)	(8,794,888)
Optimal Allocations Specialty	19,179	–	19,179	–	(14,629,605)	(11,921,983)	(26,532,409)

Annual Report 2009

44

Notes to Financial Statements (concluded)

October 31, 2009

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Optimal Allocations Defensive	723,382	2017
Optimal Allocations Growth	2,402,755	2017
Optimal Allocations Moderate	5,322,778	2017
Optimal Allocations Moderate Growth	5,618,771	2017
Optimal Allocations Specialty	1,221,236	2016
Optimal Allocations Specialty	13,408,369	2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “–” are $0 or round to $0.

8. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009, and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

9. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

2009 Annual Report

45

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth and Aberdeen Optimal Allocations Fund: Specialty, five of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four year period end October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated December 30, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Annual Report 2009

46

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009 and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 Investment October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*+	Annualized Expense Ratio**
Aberdeen Optimal Allocation Fund: Defensive	Class A	$1,000.00	$1,128.40	$2.74	0.51%
	Class B	$1,000.00	$1,124.70	$6.69	1.25%
	Class C	$1,000.00	$1,123.90	$6.69	1.25%
	Institutional Class	$1,000.00	$1,129.30	$1.34	0.25%
Aberdeen Optimal Allocation Fund: Growth	Class A	$1,000.00	$1,220.20	$3.02	0.54%
	Class B	$1,000.00	$1,216.70	$6.98	1.25%
	Class C	$1,000.00	$1,216.60	$6.98	1.25%
	Class R	$1,000.00	$1,218.40	$4.64	0.83%
Aberdeen Optimal Allocation Fund: Moderate	Class A	$1,000.00	$1,172.00	$2.79	0.51%
	Class B	$1,000.00	$1,167.30	$6.83	1.25%
	Class C	$1,000.00	$1,168.43	$6.83	1.25%
	Class R	$1,000.00	$1,171.00	$3.89	0.71%
	Institutional Class	$1,000.00	$1,173.60	$1.37	0.25%
Aberdeen Optimal Allocation Fund: Moderate Growth	Class A	$1,000.00	$1,203.80	$2.94	0.53%
	Class B	$1,000.00	$1,198.20	$6.93	1.25%
	Class C	$1,000.00	$1,199.90	$6.93	1.25%
	Class R	$1,000.00	$1,201.90	$3.44	0.62%
	Institutional Class[1]	$1,000.00	$1,203.30	$1.33	0.24%
Aberdeen Optimal Allocation Fund: Specialty	Class A	$1,000.00	$1,229.10	$2.81	0.50%
	Class B	$1,000.00	$1,224.70	$7.01	1.25%
	Class C	$1,000.00	$1,224.60	$7.01	1.25%
	Class R	$1,000.00	$1,229.20	$3.93	0.70%
	Institutional Class	$1,000.00	$1,231.70	$1.41	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+

Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Information shown reflects values using the expense ratios and rates of return for the period from July 29, 2009 (commencement of operations) to October 31, 2009.

2009 Annual Report

47

Shareholder Expense Examples (Unaudited)(concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 Investment[1] October 31, 2009		Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During Period*+	Annualized Expense Ratio**
Aberdeen Optimal Allocation Fund: Defensive	Class A	$1,000.00	$1,022.63	$2.60	0.51%
	Class B	$1,000.00	$1,018.90	$6.38	1.25%
	Class C	$1,000.00	$1,018.90	$6.38	1.25%
	Institutional Class	$1,000.00	$1,023.95	$1.28	0.25%
Aberdeen Optimal Allocation Fund: Growth	Class A	$1,000.00	$1,022.48	$2.76	0.54%
	Class B	$1,000.00	$1,018.90	$6.38	1.25%
	Class C	$1,000.00	$1,018.90	$6.38	1.25%
	Class R	$1,000.00	$1,021.02	$4.24	0.83%
Aberdeen Optimal Allocation Fund: Moderate	Class A	$1,000.00	$1,022.63	$2.60	0.51%
	Class B	$1,000.00	$1,018.90	$6.38	1.25%
	Class C	$1,000.00	$1,018.90	$6.38	1.25%
	Class R	$1,000.00	$1,021.63	$3.62	0.71%
	Institutional Class	$1,000.00	$1,023.95	$1.28	0.25%
Aberdeen Optimal Allocation Fund: Moderate Growth	Class A	$1,000.00	$1,022.53	$2.71	0.53%
	Class B	$1,000.00	$1,018.90	$6.38	1.25%
	Class C	$1,000.00	$1,018.90	$6.38	1.25%
	Class R	$1,000.00	$1,022.08	$3.16	0.62%
	Institutional Class[2]	$1,000.00	$1,024.00	$1.23	0.24%
Aberdeen Optimal Allocation Fund: Specialty	Class A	$1,000.00	$1,022.68	$2.55	0.50%
	Class B	$1,000.00	$1,018.90	$6.38	1.25%
	Class C	$1,000.00	$1,018.90	$6.38	1.25%
	Class R	$1,000.00	$1,021.68	$3.57	0.70%
	Institutional Class	$1,000.00	$1,023.95	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+

Expenses are based on the direct expenses of the Fund and do not include the effect of Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Represents the hypothetical 5% return before expenses.
[2]	Information shown reflects values using the expense ratios and rates of return for the period July 29, 2009 (commencement of operations) to October 31, 2009.

Annual Report 2009

48

Other Tax Information (Unaudited)

For the period ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the year ended October 31, 2009, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Optimal Allocations Defensive	12.88%
Optimal Allocations Growth	100.00%
Optimal Allocations Moderate	34.79%
Optimal Allocations Moderate Growth	69.93%
Optimal Allocations Specialty	100.00%

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Optimal Allocations Defensive	5.79%
Optimal Allocations Growth	46.08%
Optimal Allocations Moderate	12.68%
Optimal Allocations Moderate Growth	24.39%
Optimal Allocations Specialty	66.07%

2009 Annual Report

49

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory Agreement for the Aberdeen Funds

Aberdeen Optimal Allocations Fund: Defensive (“Defensive Fund”), Aberdeen Optimal Allocations Fund: Moderate (“Moderate Fund”), Aberdeen Optimal Allocations Fund: Moderate Growth (“Moderate Growth Fund”), Aberdeen Optimal Allocations Fund: Growth (“Growth Fund”) and Aberdeen Optimal Allocations Fund: Specialty (“Specialty Fund”) (each, a “Fund” and collectively, the “Funds”) are investment portfolios of Aberdeen Funds (the “Trust”). The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) (the “Agreement”) at most of its meetings throughout the year. Each year, the Board, including the Independent Trustees, meets to review the Agreement to determine whether to approve the continuation of the Agreement, typically for an additional one-year period.

On October 1, 2007, Nationwide Fund Advisors sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting and established the Funds and other Aberdeen Funds that were created as shell portfolios without assets in order to facilitate the reorganization of a corresponding portfolio of Nationwide Mutual Funds into an Aberdeen Fund. The Funds commenced operations on June 23, 2008.

In connection with the contract review meetings, the Trustees receive materials that AAMI believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fee and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of each Fund, (iv) information about the profitability of the Agreement to AAMI, (v) information obtained through the completion of a questionnaire by AAMI (the Trustees are consulted as to the information requested through that questionnaire) and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the Investment Company Act of 1940 and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) AAMI’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the education, experience and number of personnel on AAMI’s investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and net sales of each Fund. This information generally includes, among other things, third-party performance rankings from two providers for various periods (including prior to AAMI’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. One or more members of the portfolio management team makes periodic presentations to the Board of Trustees, and if a Fund is identified as presenting possible performance concerns it may be subject to more frequent Board presentations and reviews.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2009. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. They considered the need for AAMI to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the AAMI to the Funds, but also the administrative services provided by AAMI to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

Annual Report 2009

50

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Funds’ Agreement. The Board noted that the performance of each of Moderate Fund, Specialty Fund and Defensive Fund exceeded both its respective benchmark and the median of its respective peer group in 2007 and 2008. The Board also noted that although Growth Fund’s performance lagged its benchmark in 2008, Growth Fund’s performance exceeded that of its benchmark in 2007 and was better than the median of its peer group in 2007 and 2008. Further, the Board noted that although Moderate Growth Fund’s performance lagged its benchmark and the median of its peer group in 2008, the Fund’s performance was better than that of its benchmark and the median of its peer group in 2007.

As noted above, the Trustees considered that AAMI had commenced management of the Funds only upon their reorganizations in June 2008 and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and AAMI supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense level of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group and management’s representation that AAMI does not manage other accounts with similar investment goals as the Funds. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds. The Trustees noted that Specialty Fund was in the bottom quintile of net total expenses as compared to its peer group, which means that at least 80% of the funds in such peer group had lower net total expense ratios. The Trustees also noted that Growth Fund was in the fourth quintile of net total expenses as compared to its peer group, which means that at least 60% of the funds in such peer group had lower net total expense ratios. The Board also noted that the net management fee of each Fund was below the median of its peer group, and that Defensive Fund, Moderate Growth Fund, Growth Fund and Specialty Fund have the lowest net management fee of their respective peer groups. The Trustees considered that in connection with the reorganizations of the Nationwide Mutual Funds into the Funds and other Aberdeen Funds, management had agreed to limit operating expenses until June 2010 (two years following the reorganizations). They considered the amounts waived or reimbursed by AAMI under the expense limitation agreement.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to each Fund was fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to AAMI and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement.

2009 Annual Report

51

Supplemental Information (Unaudited) (concluded)

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Funds and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of the AAMI to provide distribution and administrative services to the Funds, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued for an additional one-year period.

Annual Report 2009

52

Management of the Funds (Unaudited)

As of October 31, 2009

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin J. Gilbert1,**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited. Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	24	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Chairman of the Board Trustee since December 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	25	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board), and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	22	None.

2009 Annual Report

53

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith was a Managing Editor with BCA Research (“BCA”) (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. He helped direct the firm’s investment strategy and was editor of several U.S. and international publications. Since 2009, Mr. Smith serves on the Board of Advisors of BCA. Mr. Smith lectures to investment groups around the globe.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) from 1997 through 2008, Director Macquarie AIR-serv Holdings, Inc. since 2006, Director Smarte Carte, Inc. since 2007.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	22	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 22 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
1	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2009

54

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Gary Marshall** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd and chief executive of Aberdeen Asset Management Life and Pensions Ltd. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada. He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management, Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1966	Chief Compliance Officer (Since June 2008), Vice President–Compliance (Since December 2008)	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal, US, Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).

2009 Annual Report

55

Management of the Funds (Unaudited) (concluded)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development Collective Funds/North American Open and Closed End Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)	Currently, Head of Equities, US for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Ms. Sitar, and Mr. Sullivan hold officer positions with The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Funds.

Annual Report 2009

56

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President

Megan Kennedy, Secretary and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0142-1209

ANNUAL REPORT

ABERDEEN FUNDS INSTITUTIONAL SERIES

OCTOBER 31, 2009

Aberdeen Asia Bond Institutional Fund

Aberdeen International Equity Institutional Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Institutional Fund	Page 3
Aberdeen International Equity Institutional Fund	Page 12

Financial Statements	Page 17

Notes to Financial Statements	Page 26

Report of Independent Registered Public Accounting Firm	Page 38

Shareholder Expense Examples	Page 39

Other Federal Tax Information	Page 41

Supplemental Information	Page 42
Management of the Funds	Page 45

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 16, 2009

Dear Valued Shareholder:

Welcome to the 2009 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Welcome shareholders

We are pleased to announce that on June 30, 2009, Aberdeen Asset Management PLC closed the transaction with Credit Suisse AG to purchase large parts of the global investors business. At that time the Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund became part of the Aberdeen Funds family.

Looking ahead

As 2009 draws to a close, it seems reasonable, given the strength of this year’s market rallies and continued uncertainty surrounding the economic environment, to be somewhat more cautious in our outlook for 2010. Aberdeen is committed to a clear and consistent investment process that is completed by thorough research of each investment. On the following pages in the Market Review and Outlook, we outline our view on the financial marketplace.

Thanks to our strong disciplines and disciplined stock selection process, we believe we remain well placed to identify undervalued securities that will outperform in the long term.

Yours sincerely,

Gary R. Marshall

President

2009 Annual Report

1

Market Review

In the first four months of the reporting period (November 2008 to March 2009), the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the economy slipped into the worst recession since World War II. Credit and money markets came close to drying up in the wake of the collapse of Lehman Brothers, a once-venerable U.S. financial institution. These events caused a severe downturn in global trade, with the economies of Asia’s exporter nations the first to contract. Meanwhile, panic selling in global financial markets triggered a flight to safety. Governments around the world responded to the crisis by injecting unprecedented amounts of liquidity into the financial system via fiscal stimulus and the easing of monetary policy, thereby enabling many economies to avoid falling into a deeper recession.

Between March and October of 2009, equities staged a remarkable rebound amid signs of economic stability as well as better-than-expected corporate earnings results. The increased liquidity created momentum from by standing investors. Relief subsequently turned to optimism regarding economic recovery. The turnaround was most notable in the emerging markets with the MSCI Emerging Markets Index gaining 64.63% versus the 19.21% return of the developed-market MSCI World Index. The relatively stronger expansion was spurred considerably by the Chinese government’s $565 billion economic stimulus plan which was implemented in November 2008.

Shares of U.S. companies participated in the rally, however underperformed relative to the overall global market. The economic recovery in the U.S. was passive to materialize in comparison to many other global markets, hindered for most of the period by a reduction in consumer spending amid rising unemployment and the continual ongoing slump in the housing market. U.S. economic data began to display signs of improvement late in the period, however, as the gross domestic product (GDP) grew to 3.5% in the third quarter of 2009. Even excluding the significant contribution from the bump in automobile sales from the government’s “Cash for Clunkers” rebate program, the GDP’s advance still was nearly 2.5%. Employment is still declining, nonetheless at a slower pace. Although prices remain soft, sales of existing houses have been on an increase. Finally, corporate earnings for the third quarter of 2009 generally exceeded expectations which were driven primarily by cost reductions.

Global fixed income markets also performed well with all of the sectors within the asset class recording positive returns. The upturn began in the first quarter of 2009 after a prolonged flight to safety had resulted in yields on government bonds declining to record-low levels. As the investors’ risk appetite improved, the high-yield corporate bonds subsequently outperformed government securities. Within the U.S. both taxable and municipal bonds, as measured by the Barclays Capital U.S. Aggregate Bond and Barclays Capital Municipal Bond indices, respectively, registered sizeable gains in an environment of falling interest rates and improving credit markets.

We believe that the global economy is at a crossroads. In our view, China and other emerging markets are critical to any bullish view of global economic growth and should continue to grow over the long term. However in the short-to-medium term, these countries similar to the U.S. are either direct or indirect beneficiaries of government economic stimulus measures.

Annual Report 2009

2

Aberdeen Asia Bond Institutional Fund (Unaudited)

Effective July 20, 2009, the Fund became a member of the Aberdeen family of funds. The Aberdeen Asia Fixed Income Team has managed the Fund since May 1, 2009.

The Aberdeen Asia Bond Institutional Fund (Institutional shares at NAV) returned 30.73% for the annual period ended October 31, 2009, versus the 13.63% return of its benchmark, the HSBC Asian Local Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 94 funds) was 22.12% for the period.

Since becoming a member of the Aberdeen family of funds on July 20, 2009, the Fund (Institutional shares) returned 7.56% for the period ended October 31, 2009, versus the 3.55% return of the HSBC Asian Local Bond Index.

Asian bond and currency markets recorded strong performances during the reporting period, which began amid constrained liquidity conditions, and rapidly retrenched trade and production cycles. However, the unprecedented and globally coordinated policy stimulus has provided the Asian region with the foundation for its leadership in the economic recovery. Notably, the aggressiveness of the Chinese economic stimulus package provided tangible support to Chinese domestic and regional economic results. The easing in monetary policy contributed to a substantial drop in bond yields across the region, particularly in the short end of the yield curve, while fiscal policy stimulus was generally well-absorbed by the market. Liquidity conditions and risk appetite have improved substantially, as policymakers remain committed to continued stimulus, contributing to the strong performance of Asian credit markets, while Asian currencies resumed the path of gradual appreciation. As investors’ risk appetite improved, sustained inflows into the Indonesian and Korean markets led to the significant rebound of their respective currencies versus the U.S. dollar. Other Asian currencies, including the Philippine peso, Indian rupee, Malaysian ringgit and Singapore dollar, also appreciated, albeit at a slower pace. Chinese policymakers maintained stability in the yuan against the U.S. dollar, but investors began to anticipate the resumption of the yuan’s gradual appreciation, pricing in a 2.5% rise in one year.

The main contributor to Fund performance was the allocation to the Asian corporate sector. As global liquidity conditions eased, the sector, which had previously suffered from indiscriminate selling in the scramble for liquidity, provided robust returns. Korean securities performed particularly well as new issuance from the country’s quasi-government agencies was considered pre-emptive. The Fund’s exposure to the Korean bond market, particularly the 2017 inflation-linked bond, added positively to performance as break-even inflation rates (the differences in yields between fixed-rate investments and inflation-linked securities with similar maturities and credit quality) rose by 1.75%. Long-duration positions in Indonesia and the Philippines had a positive impact as the central banks of these countries moved toward monetary stimulus, while capital inflows remained supportive. A long position in the Australian dollar added positively as this country’s commodity-dominated export sector was boosted by the Chinese stimulus packages, while the long Indonesian rupiah and Korean won positions also have contributed positively in recent months.

The portfolio’s conservative stance relative to Asian currencies early in the reporting period was the main detractor from Fund performance. Throughout the reporting period, we increased the portfolio’s exposure to Asian currencies during periods of market consolidation, in which the market maintains an upward or downward trend within a narrow range.

Asia remains in a position of strength as its government, corporate and household balance sheets remain solid. During the reporting period, we positioned the Fund in an effort to take advantage of the emergence of favorable investor risk appetite and liquidity conditions in Asia. As the period of greatest turbulence passed, we began to increase our exposures to the Asian corporate sector and some of the currencies which suffered most from liquidity concerns, such as the Korean won and Indonesia rupiah. Although we feel that valuations in the region remain attractive, we have now moved to a more cautious stance in the corporate sector as the markets have returned to the levels they had reached in September 2008, just prior to the collapse of Lehman Brothers, which was a major contributor to the global credit crisis. We have been building the Asian currency exposure in the portfolio as Asian policymakers begin to contemplate a domestic demand friendly removal of liquidity, where a gradual appreciation in currencies is an important feature.

We have increased the Fund’s exposure to Asian currencies by expanding its foreign currency hedges as we believe that the abundance of liquidity favors the resumption of the appreciation of the Chinese yuan against the U.S. dollar. We retain a 20% overweight position relative to the benchmark HSBC Asian Local Bond Index in the yuan. We have increased our Taiwan dollar position due to what we view as favorable valuations, Taiwan’s improved relationship with the Chinese mainland, and sensitivity to cyclical recovery in production (particularly electronics). Despite sound fundamentals, we have reduced the Korean won and Indonesian rupiah exposure, as we feel that they are the most susceptible to investors’ reassessment of risk, causing them to fall out of favor. With respect to local interest rate risk, we retain a relatively short duration (and, in effect, inflation protection) in the portfolio as the abundance of liquidity is beginning to expose inflationary pressures and a beginning uneasiness from policymakers of the current stimulus programs. We maintain our position in the Korean 2017 inflation-linked bond and have positions in Hong Kong and Thailand interest rate swaps, in which the Fund is making fixed interest-rate payments in exchange for receiving variable payments tied to floating rates. We have reduced the allocation to corporate bonds to approximately 40% of the Fund’s net assets. Although we have identified what we believe to be attractive valuations in this sector, we retain a cautious approach.

Portfolio Management:

Aberdeen Asia Fixed Income Team

2009 Annual Report

3

Aberdeen Asia Bond Institutional Fund (Unaudited) (continued)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Asia Bond Portfolio. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

4

Aberdeen Asia Bond Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Institutional Class[3]	w/o SC	30.73%	3.58%	0.91%	0.65%

*	As of July 20, 2009. The difference between gross and net operating expenses reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Asia Bond Portfolio (the “Asia Bond Predecessor Fund“), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the Asia Bond Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Asia Bond Predecessor Fund. The Fund and the Asia Bond Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Not subject to any sales charges.

2009 Annual Report

5

Aberdeen Asia Bond Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Institutional Fund, the HSBC Asian Local Bond Index (“ALBI”) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ALBI is unmanaged and tracks the total return performance of a bond portfolio which consists of local currency denominated high quality liquid bonds in Asia ex-Japan. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Sovereign Bonds	40.1%
Yankee Dollars	29.7%
Credit Linked Notes	9.1%
Residential Mortgage Backed Securities	2.2%
Sovereign Agency	0.7%
Other assets in excess of liabilities	18.2%
100.0%

Top Industries
Commercial Banks	10.8%
Diversified Financial Services	5.3%
Electric Utilities	4.3%
Diversified Holding Companies	2.5%
Oil, Gas & Consumable Fuels	2.4%
Diversified Telecommunication Services	1.0%
Multiline Retail	0.7%
Specialty Retail	0.6%
Internet Software & Services	0.5%
Semiconductors & Semiconductor Equipment	0.5%
Other	71.4%
100.0%

Top Holdings
Korea Treasury Inflation Linked Bond, Series 1703	16.4%
Singapore Government Bond	6.2%
India Government Bonds, Royal Bank of Scotland Credit Linked Notes	4.0%
Korea Treasury Bond, Series 1403	3.3%
Indonesia Government Bonds, Credit Linked Notes	3.1%
Korea Treasury Bond, Series 1809	2.2%
Korea Midland Power Co. Ltd.	2.2%
Philippine Government Bond, Series 7-48	2.0%
Indonesia Treasury Bills, Credit Linked Notes	2.0%
Commonwealth Bank of Australia, Series 2554	1.9%
Other	56.7%
100.0%

Top Countries
Republic of South Korea	32.2%
Indonesia	11.6%
Singapore	9.3%
Philippines	6.5%
India	6.0%
Malaysia	5.2%
Hong Kong	4.5%
Australia	4.1%
China	1.0%
Thailand	0.6%
Other	19.0%
100.0%

Annual Report 2009

6

Statement of Investments

October 31, 2009

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
YANKEE DOLLARS (29.7%)
AUSTRALIA (1.9%)
Commercial Banks (1.9%)
Commonwealth Bank of Australia, Series 2554 (USD), 0.52%, 12/15/16 (a)	$5,000,000	$4,836,260
CHINA (1.0%)
Oil, Gas & Consumable Fuels (0.4%)
Xinao Gas Holdings Ltd. (USD), 7.38%, 08/05/12	900,000	934,954
Specialty Retail (0.6%)
Parkson Retail Group Ltd. (USD), 7.13%, 05/30/12	1,500,000	1,516,320
		2,451,274
HONG KONG (4.3%)
Commercial Banks (1.6%)
Bank of East Asia Ltd. (USD), 5.63%, 12/13/15(a)	2,000,000	2,000,074
Wing Hang Bank Ltd. (USD), 6.00%, 12/31/49(a)	2,400,000	2,151,866
		4,151,940
Diversified Holding Companies (2.5%)
Hutchison Whampao International Ltd. (USD), 7.63%, 04/09/19	1,500,000	1,691,732
Hutchison Whampoa International Ltd. (USD), 7.45%, 11/24/33	900,000	1,000,914
Swire Pacific MTN Financing Ltd.
(USD), 6.25%, 04/18/18	2,800,000	2,980,306
(USD), 5.50%, 08/19/19	600,000	597,176
		6,270,128
Real Estate (0.2%)
Hongkong Land Finance (Cayman Island) Co. Ltd. (USD), 5.50%, 04/28/14	500,000	528,443
		10,950,511
INDIA (2.0%)
Commercial Banks (0.8%)
ICICI Bank Ltd.
(USD), 6.63%, 10/03/12	1,300,000	1,343,322
(USD), 6.38%, 04/30/22	800,000	684,148
		2,027,470
Electric Utilities (1.2%)
NTPC Ltd. (USD), 5.88%, 03/02/16	3,000,000	2,992,089
		5,019,559
INDONESIA (2.7%)
Commercial Banks (0.7%)
Bank CIMB Niaga Tbk (USD), 7.38%, 11/22/16 (a)	1,800,000	1,784,016

	Shares or Principal Amount	Value
Diversified Financial Services (1.1%)
Indosat Finance Co. BV (USD), 7.75%, 11/05/10	$1,350,000	$1,380,103
MGTI Finance Co. Ltd. (USD), 8.38%, 09/15/10	1,500,000	1,516,167
		2,896,270
Electric Utilities (0.9%)
Majapahit Holding BV
(USD), 7.25%, 10/17/11	1,130,000	1,172,747
(USD), 8.00%, 08/07/19	850,000	867,000
(USD), 7.88%, 06/29/37	300,000	284,086
		2,323,833
		7,004,119
MALAYSIA (4.1%)
Commercial Banks (0.7%)
AMBB Capital Ltd. (USD), 6.77%, 01/27/49(a)	1,200,000	1,020,582
Public Bank Bhd (USD), 6.84%, 08/22/36(a)	600,000	554,529
SBB Capital Corp. (USD), 6.62%, 11/02/49(a)	300,000	263,673
		1,838,784
Diversified Financial Services (1.6%)
TNB Capital (L) Ltd. (USD), 5.25%, 05/05/15	4,000,000	4,124,336
Oil, Gas & Consumable Fuels (1.8%)
PETRONAS Capital Ltd.(USD), 5.25%, 08/12/19	2,400,000	2,399,851
PETRONAS Global Sukuk Ltd. (USD), 4.25%, 08/12/14	2,000,000	1,985,172
		4,385,023
		10,348,143
PHILIPPINES (0.8%)
Diversified Telecommunication Services (0.6%)
Philippine Long Distance Telephone Co.(USD), 8.35%, 03/06/17	1,250,000	1,406,629
Food Products (0.2%)
URC Philippines Ltd. (USD), 8.25%, 01/20/12	600,000	620,879
		2,027,508
REPUBLIC OF SOUTH KOREA (9.9%)
Commercial Banks (3.7%)
Busan Bank (USD), 6.00%, 10/30/17 (a)	1,740,000	1,592,754
Hana Bank
(USD), 6.50%, 04/09/12 (b)	750,000	803,759
(USD), 5.38%, 04/12/17 (a)	1,780,000	1,738,599
Kookmin Bank (USD), 7.25%, 05/14/14	1,400,000	1,544,432
National Agricultural Cooperative Federation
(USD), 5.00%, 09/30/14	200,000	203,566
(USD), 5.38%, 04/26/17 (a)	1,500,000	1,483,012
SC First Bank Korea Ltd. (USD), 7.27%, 03/03/34 (a)	750,000	667,825
Shinhan Bank (USD), 5.66%, 03/02/35 (a)	1,550,000	1,302,425
		9,336,372

See accompanying notes to financial statements.

2009 Annual Report

7

Statement of Investments (continued)

October 31, 2009

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Diversified Financial Services (1.7%)
Hana Funding Ltd. (USD), 8.75%, 12/17/49 (a)	$920,000	$900,961
Hyundai Capital Services, Inc.
(USD), 5.63%, 01/24/12	900,000	904,567
(USD), 6.00%, 05/05/15	2,600,000	2,612,792
		4,418,320
Diversified Telecommunication Services (0.4%)
KT Corp. (USD), 5.88%, 06/24/14	900,000	947,224
Electric Utilities (2.2%)
Korea Midland Power Co. Ltd. (USD), 5.38%, 02/11/13	5,300,000	5,477,889
Internet Software & Services (0.5%)
SK Broadband Co. Ltd. (USD), 7.00%, 02/01/12	1,325,000	1,372,194
Multiline Retail (0.7%)
Shinsegae Co. Ltd. (USD), 6.13%, 06/27/11	1,750,000	1,812,905
Oil, Gas & Consumable Fuels (0.7%)
GS Caltex Corp. (USD), 7.25%, 7/2/13	750,000	800,981
SK Energy Co. Ltd. (USD), 7.00%, 06/19/13	500,000	528,371
		1,329,352
		24,694,256
SINGAPORE (2.1%)
Commercial Banks (0.5%)
DBS Bank Ltd. (USD), 5.13%, 05/16/17 (a)	1,300,000	1,318,116
Diversified Financial Services (0.9%)
DBS Capital Funding Corp., Series A (USD), 7.66%, 03/15/49 (a)	900,000	919,899
ST Engineering Finance 1 Ltd. (USD), 4.80%, 07/16/19	1,400,000	1,411,603
		2,331,502
Marine (0.2%)
BW Group Ltd. (USD), 6.63%, 06/28/17	400,000	360,091
Semiconductors & Semiconductor Equipment (0.5%)
STATS ChipPAC Ltd. (USD), 6.75%, 11/15/11	1,300,000	1,313,000
		5,322,709
TAIWAN (0.3%)
Commercial Banks (0.3%)
Chinatrust Commercial Bank Ltd. (USD), 5.63%, 12/31/49 (a)	800,000	676,134
THAILAND (0.6%)
Commercial Banks (0.6%)
Bangkok Bank Public Co. Ltd. (USD), 9.03%, 03/15/29	1,400,000	1,608,575
Total Yankee Dollars		74,939,048

	Shares or Principal Amount	Value
RESIDENTIAL MORTGAGE BACKED SECURITIES (2.2%)
AUSTRALIA (2.2%)
Medallion Trust, Series 2007-1G, Class A1 (USD), 0.42%, 02/27/39 (a)	$1,098,595	$1,064,200
Progress Trust, Series 2007-1GA, Class 1A (USD), 0.51%, 08/19/38(a) (b)	4,810,343	4,549,319
		5,613,519
Total Residential Mortgage Backed Securities		5,613,519
CREDIT LINKED NOTES (9.1%)
INDIA (4.0%)
India Government Bonds, Royal Bank of Scotland Credit Linked Notes (USD), 8.45%, 07/02/11	10,000,000	10,120,854
INDONESIA (5.1%)
Indonesia Government Bonds, Credit Linked Notes (USD), 14.28%, 12/18/13 (a)(b)	6,500,000	7,948,737
Indonesia Treasury Bills, Credit Linked Notes (IDR), 6.66%, 07/15/10 (c)	50,000,000,000	4,993,868
		12,942,605
Total Credit Linked Notes		23,063,459
SOVEREIGN BONDS (40.1%)
INDONESIA (3.8%)
Indonesia Government Bond, Series FR40 (IDR), 11.00%, 09/15/25	29,000,000,000	3,094,501
Perusahaan Penerbit SBSN Indonesia (USD), 8.80%, 04/23/14	2,000,000	2,274,178
Republic of Indonesia
(USD), 11.63%, 03/04/19	1,800,000	2,461,745
(USD), 6.63%, 02/17/37	1,900,000	1,825,533
		9,655,957
MALAYSIA (1.1%)
Malaysian Government, Series 0409 (MYR), 3.74%, 02/27/15	10,000,000	2,905,742
PHILIPPINES (5.7%)
Philippine Government Bond, Series 7-48 (PHP), 7.00%, 01/27/16	240,000,000	5,037,358
Republic of Philippines
(USD), 8.88%, 03/17/15	1,900,000	2,280,000
(USD), 8.38%, 06/17/19	1,800,000	2,178,000
(USD), 10.63%, 03/16/25	2,000,000	2,770,552
(USD), 7.75%, 01/14/31	1,950,000	2,198,625
		14,464,535

See accompanying notes to financial statements.

Annual Report 2009

8

Statement of Investments (continued)

October 31, 2009

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (22.3%)
Korea Monetary Stab Bond, Series 1108 (KRW), 4.15%, 08/02/11	$1,000,000,000	$845,576
Korea Treasury Bond, Series 1403 (KRW), 4.75%, 03/10/14	10,000,000,000	8,434,292
Korea Treasury Bond, Series 1809 (KRW), 5.75%, 09/10/18	6,500,000,000	5,645,420
Korea Treasury Inflation Linked Bond, Series 1703 (KRW), 2.75%, 03/10/17	45,000,000,000	41,644,147
		56,569,435
SINGAPORE (7.2%)
Housing & Development Board Bond, Series 028 (SGD), 1.55%, 10/26/12	3,500,000	2,499,025
Singapore Government Bond (SGD), 4.00%, 09/01/18	20,000,000	15,839,880
		18,338,905
Total Sovereign Bonds		101,934,574
SOVEREIGN AGENCY (0.7%)
HONG KONG (0.2%)
Hong Kong Mortgage Corp. Ltd. (The) (USD), 3.50%, 08/04/14	500,000	508,206
REPUBLIC OF SOUTH KOREA (0.5%)
Korea Expressway Corp.
(USD), 4.88%, 04/07/14	400,000	407,919
(USD), 4.50%, 03/23/15	1,000,000	998,111
		1,406,030
Total Sovereign Agency		1,914,236
Total Investments (Cost $212,197,102) (d)—81.8%		207,464,836

Other assets in excess of liabilities—18.2%		46,108,649
Net Assets—100.0%		$253,573,485

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2009.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of trustees.
(c)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
EMTN	Euro Medium Term Note
IDR	Indonesian Rupiah
KRW	Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
USD	U.S. Dollar

At October 31, 2009, Asia Bond Institutional Fund held the following futures contracts:

Futures Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Korea Treasury 3 Year Bond Future	894	12/15/09	$207,501
U.S. Treasury 10 Year Bond Future	(116)	12/21/09	(181,109)
U.S. Treasury 2 Year Bond Future	232	12/31/09	228,158
U.S. Treasury 5 Year Bond Future	(659)	12/31/09	(1,001,954)
			$(747,404)

At October 31, 2009, Asia Bond Institutional Fund’s open forward currency contracts were as follows:

Purchase/Sale	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi / United States Dollar
settlement date 07/06/10	CNY	66,662,336	USD	9,880,000	9,904,806	24,806
settlement date 07/06/10	CNY	89,034,150	USD	13,100,000	13,228,849	128,849
settlement date 07/06/10	CNY	8,847,800	USD	1,300,000	1,314,622	14,622
settlement date 07/06/10	CNY	41,522,955	USD	6,150,000	6,169,553	19,553
settlement date 07/06/10	CNY	118,186,740	USD	17,460,000	17,560,391	100,391
settlement date 07/06/10	CNY	101,610,000	USD	15,000,000	15,097,391	97,391
settlement date 07/06/10	CNY	14,883,000	USD	2,200,000	2,211,342	11,342
settlement date 07/06/10	CNY	58,721,760	USD	8,640,000	8,724,981	84,981

See accompanying notes to financial statements.

2009 Annual Report

9

Statement of Investments (continued)

October 31, 2009

Aberdeen Asia Bond Institutional Fund

Purchase/Sale	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee / United States Dollar
settlement date 11/20/09	INR	636,805,000	USD	13,000,000	13,451,219	451,219
settlement date 01/11/10	INR	97,210,000	USD	2,000,000	2,049,129	49,129
settlement date 01/11/10	INR	83,045,000	USD	1,700,000	1,750,539	50,539
settlement date 01/11/10	INR	88,002,000	USD	1,800,000	1,855,030	55,030
settlement date 01/11/10	INR	197,240,000	USD	4,000,000	4,157,702	157,702
settlement date 01/11/10	INR	329,868,000	USD	6,800,000	6,953,421	153,421
settlement date 04/06/10	INR	112,125,000	USD	2,300,000	2,356,502	56,502
Indonesian Rupiah / United States Dollar
settlement date 12/10/09	IDR	86,160,800,000	USD	8,800,000	8,964,576	164,576
settlement date 02/10/10	IDR	82,255,500,000	USD	8,100,000	8,486,289	386,289
settlement date 04/28/10	IDR	18,612,000,000	USD	1,800,000	1,900,687	100,687
settlement date 04/28/10	IDR	20,710,000,000	USD	2,000,000	2,114,938	114,938
settlement date 04/28/10	IDR	10,390,000,000	USD	1,000,000	1,061,043	61,043
Malaysian Ringgit / United States Dollar
settlement date 04/09/10	MYR	3,433,000	USD	1,000,000	1,000,287	287
Philippine Peso / United States Dollar
settlement date 01/28/10	PHP	77,976,000	USD	1,600,000	1,627,642	27,642
settlement date 01/28/10	PHP	82,930,750	USD	1,750,000	1,731,066	(18,934)
settlement date 01/28/10	PHP	1,154,127,450	USD	24,395,000	24,090,831	(304,169)
settlement date 01/28/10	PHP	668,150,000	USD	14,000,000	13,946,717	(53,283)
Singapore Dollar / United States Dollar
settlement date 01/11/10	SGD	5,046,084	USD	3,600,000	3,599,676	(324)
settlement date 01/11/10	SGD	837,660	USD	600,000	597,554	(2,446)
settlement date 01/11/10	SGD	23,412,480	USD	16,800,000	16,701,536	(98,464)
South Korean Won / United States Dollar
settlement date 12/01/09	KRW	7,903,500,000	USD	5,500,000	6,652,143	1,152,143
settlement date 12/15/09	KRW	37,008,102,000	USD	30,270,000	31,125,401	855,401
settlement date 12/15/09	KRW	9,843,137,500	USD	8,050,000	8,278,501	228,501
settlement date 01/11/10	KRW	6,188,175,000	USD	5,250,000	5,204,346	(45,654)
settlement date 02/17/10	KRW	8,776,500,000	USD	7,500,000	7,399,527	(100,473)
settlement date 02/17/10	KRW	10,755,720,000	USD	9,200,000	9,068,221	(131,779)
settlement date 02/17/10	KRW	4,670,800,000	USD	4,000,000	3,937,983	(62,017)
settlement date 04/26/10	KRW	5,336,100,000	USD	4,500,000	4,492,531	(7,469)
Taiwan Dollar / United States Dollar
settlement date 01/28/10	TWD	138,804,000	USD	4,300,000	4,295,241	(4,759)
settlement date 01/28/10	TWD	9,687,000	USD	300,000	299,761	(239)
settlement date 01/29/10	TWD	12,910,000	USD	400,000	399,544	(456)
settlement date 02/03/10	TWD	293,664,000	USD	9,200,000	9,095,144	(104,856)
settlement date 04/09/10	TWD	752,880,000	USD	24,000,000	23,498,698	(501,302)
United States Dollar / Indonesian Rupiah
settlement date 12/10/09	USD	3,750,000	IDR	37,695,000,000	3,921,966	(171,966)
settlement date 12/10/09	USD	3,000,000	IDR	28,452,000,000	2,960,280	39,720
settlement date 02/03/10	USD	9,200,000	IDR	89,930,000,000	9,285,493	(85,493)
settlement date 02/10/10	USD	3,400,000	IDR	35,513,000,000	3,663,871	(263,871)
United States Dollar / Indian Rupee
settlement date 01/11/10	USD	10,000,000	IDR	494,600,000	10,425,874	(425,874)
United States Dollar / Japanese Yen
settlement date 01/13/10	USD	4,000,000	JPY	356,160,000	3,959,242	40,758
settlement date 01/13/10	USD	4,800,000	JPY	440,697,600	4,899,002	(99,002)
United States Dollar / Philippine Peso
settlement date 01/28/10	USD	22,470,000	PHP	1,051,977,990	21,958,600	511,400
United States Dollar / South Korean Won
settlement date 12/15/09	USD	6,000,000	KRW	7,132,800,000	5,998,991	1,009
settlement date 01/11/10	USD	6,000,000	KRW	7,035,000,000	5,916,538	83,462

					$379,345,217	$2,740,503

See accompanying notes to financial statements.

Annual Report 2009

10

Statement of Investments (concluded)

October 31, 2009

Aberdeen Asia Bond Institutional Fund

At October 31, 2009, Asia Bond Institutional Fund’s open cross currency contracts were as follows:

Purchase/Sale	Amount Purchased		Amount Sold		Contract Value	Market Value	Net Unrealized Appreciation/ (Depreciation)
Australian Dollar/Japanese Yen	AUD	5,000,000	YEN	359,110,000	$3,992,836	$4,465,565	$473,529

At October 31, 2009, Asia Bond Institutional Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
SGD	31,500,000	05/20/13	CITI	Pay	6-Month SORF Index	2.90%	778,500
THB	485,906,000	07/09/13	CITI	Receive	6-Month BIBOR Index	6.22%	(1,645,035)
THB	200,000,000	02/12/14	UBS	Pay	6-Month THFX Index	2.75%	(192,823)
HKD	106,000,000	10/16/14	UBS	Receive	3-Month HIBOR Index	2.51%	(27,209)
SGD	19,750,000	05/20/15	CITI	Pay	6-Month SORF Index	3.13%	560,619
KRW	25,000,000,000	03/27/18	CITI	Receive	3-Month KWCDC Index	5.10%	(628,543)
SGD	8,500,000	05/22/23	CITI	Pay	6-Month SORF Index	3.65%	323,825
							$(830,666)

At October 31, 2009, Asia Bond Institutional Fund’s cross currency swaps were as follows:

Deliverable	Receiving Notional Amount	Paying Notional Amount	Expiration Date	Counterparty	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Receive Floating USD / Pay Fixed KRW	2,354,310	2,226,000,000	02/16/10	CITI	6-MonthLIBORIndex	3.05%	451,009
Receive Floating USD / Pay Fixed KRW	20,000,000	20,220,000,000	05/07/10	CITI	6-MonthLIBORIndex	2.87%	2,707,206
Receive Floating USD / Pay Fixed KRW	19,743,337	20,000,000,000	07/11/10	CITI	6-MonthLIBORIndex	3.53%	2,404,507
Receive Floating USD / Pay Fixed KRW	20,018,016	20,000,000,000	07/14/10	CITI	6-MonthLIBORIndex	4.05%	2,596,884
Receive Floating USD / Pay Fixed KRW	2,426,007	2,500,000,000	06/13/11	CITI	6-MonthLIBORIndex	3.81%	221,288
Receive Floating USD / Pay Fixed KRW	15,000,000	15,543,000,000	06/28/13	CITI	6-MonthLIBORIndex	4.30%	1,157,166
Receive Floating USD / Pay Fixed KRW	4,859,611	4,500,000,000	06/22/17	CITI	6-MonthLIBORIndex	5.24%	691,047
							$10,229,107

See accompanying notes to financial statements.

2009 Annual Report

11

Aberdeen International Equity Institutional Fund (Unaudited)

Effective July 20, 2009, the Fund became a member of the Aberdeen family of funds.

For the annual period ended October 31, 2009, the Aberdeen International Equity Institutional Fund (Institutional shares) returned 19.65% versus 34.79% for its benchmark, MSCI All Country World ex. U.S. Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of International Multi-Cap Core Funds (consisting of 272 funds) was 28.04% for the same time period.

Since becoming a member of the Aberdeen family of funds on July 20, 2009, the Fund (Institutional shares) returned 13.50% for the period ended October 31, 2009, versus the 13.87% return of the MSCI All Country World ex. U.S. Index.

In the first several months of the reporting period, the global equity markets fell sharply as the financial meltdown triggered further bank bailouts and the global economy slipped into its worst recession since World War II. Between March 2009 and the end of the period, equities staged a remarkable comeback. Government stimulus measures and monetary policy easing – which resulted in short-term interest rates falling to record-low levels – enabled many economies to avoid falling into a deeper recession, while better-than-expected earnings results further boosted investor sentiment. Among individual country markets, Japan fared poorly, hurt by a strengthening yen and uncertainty surrounding the change in government. Indonesia outperformed the broader market, as its economy remained resilient through the crisis.

Stock selection in the telecommunication services, healthcare and consumer discretionary sectors hindered Fund performance. Regarding our stock holdings, Mexican airport operator Grupo Aeroportuario del Sureste SAB de CV underperformed amid the weakening domestic economy and was further affected by the H1N1 influenza outbreak. Japanese homebuilder and real estate company Daito Trust Construction Co. Ltd. also underperformed as the depressed domestic economy weighed on demand and pushed up vacancy rates. Despite this recent pressure on earnings, the company remains well capitalized with a significant level of cash on the balance sheet. Finally, the stock price of BOC Hong Kong Holdings Ltd., the parent company of Bank of China (Hong Kong), fell sharply as the credit crunch roiled global markets. The shares recovered a significant portion of these losses, and we subsequently sold out of the position as part of the transition to Aberdeen’s bottom-up, fundamental investment process.

Security selection in the industrials, utilities and information technology sectors enhanced investment results for the period. Among our individual positions, Brazilian integrated oil and gas company Petroleo Brasiliero SA (Petrobras) benefited from the rebound in commodity prices and was further buoyed by hopes that it would play a major role in developing Brazil’s vast pre-salt offshore oil reserves. Tenaris SA, a manufacturer of steel pipe products, has a healthy balance sheet and has benefited from increased investment in global oil and gas extraction. Leighton Holdings Inc., an Australian project development and contracting company, maintained its robust performance due to strong earnings and significant new orders in the pipeline.

After the Fund became a member of the Aberdeen family of funds, we undertook several transactions to reposition the portfolio in accordance with Aberdeen’s investment process. Consequently, we sold existing positions in Indian telecommunications company Bharti Airtel Ltd., and two UK-based companies, Imperial Tobacco Group PLC and Wm Morrison Supermarkets PLC. We trimmed our holdings in Belgian telecommunications company Belgacom SA. We added to our positions in three UK-domiciled companies: British American Tobacco, telecommunications company Vodafone PLC, and AstraZeneca PLC, a pharmaceutical company.

The Fund’s largest absolute stock weightings include ENI S.p.A., an Italian energy company; Korean semiconductor manufacturer Samsung Electronics Co. Ltd.; and German diversified utility E.ON AG. ENI is a well-diversified oil and gas company with operations primarily in North Africa and Europe. It has a 50% stake in Snam Rete Gas S.p.A., which owns the largest natural gas pipeline system in Italy. We believe that this is one of the most undervalued oil companies in the sector. Samsung is the leading Korean semiconductor company, which is also a major player in mobile phones and LCD TVs. It has a strong competitive position across each of its three business segments. E.ON is one of the world’s largest energy services providers. In our view, the company’s management is discerning, as it has achieved growth both organically – that is, it has expanded its business internally – and via acquisitions. When E.On has rejected what it believes are unfavorable acquisition deals, the company has returned cash to shareholders. We like its strong ability to generate cash.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse International Focus Portfolio. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2009

12

Aberdeen International Equity Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2009)		1 Yr.	5 Yr.	10 Yr.[2]	Gross Expense Ratio*	Net Expense Ratio*
Institutional Class[3]	w/o SC	19.65%	4.43%	1.06%	2.31%	0.95%

*	As of July 20, 2009. The difference between gross and net operating expenses reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the International Focus Portfolio (the “International Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the International Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the International Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on September 1, 1992.
3	Not subject to any sales charges.

2009 Annual Report

13

Aberdeen International Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2009)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen International Equity Institutional Fund, the Morgan Stanley Capital International (MSCI) All Country World ex U.S Index (new), the Morgan Stanley Capital International (MSCI) EAFE Index (old) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2009

Asset Allocation
Common Stocks	99.3%
Preferred Stocks	4.3%
Liabilities in excess of other assets	(3.6%	)
	100.0%
Top Industries
Oil, Gas & Consumable Fuels	10.8%
Commercial Banks	10.3%
Insurance	10.0%
Pharmaceuticals	8.7%
Semiconductors & Semiconductor Equipment	8.0%
Wireless Telecommunication Services	5.2%
Real Estate Management & Development	4.6%
Electric Utilities	4.2%
Machinery	3.8%
Metals & Mining	3.6%
Other	30.8%
	100.0%

Top Holdings
Eni SpA	4.4%
Samsung Electronics Co. Ltd. GDR	4.3%
E.ON AG	4.2%
Vodafone Group PLC	3.7%
Petroleo Brasileiro SA ADR	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7%
Zurich Financial Services AG	3.7%
Rio Tinto PLC	3.6%
British American Tobacco PLC	3.6%
Roche Holding AG	3.5%
Other	61.6%
100.0%
Top Countries
United Kingdom	21.0%
Japan	12.2%
Italy	10.3%
Switzerland	9.4%
Germany	9.3%
Sweden	5.6%
Republic of South Korea	4.3%
Brazil	3.7%
Taiwan	3.7%
Australia	3.3%
Other	17.2%
100.0%

Annual Report 2009

14

Statement of Investments

October 31, 2009

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.3%)
AUSTRALIA (3.3%)
Insurance (3.3%)
QBE Insurance Group Ltd. (a)	24,000	$483,200
BELGIUM (1.6%)
Diversified Telecommunication Services (1.6%)
Belgacom SA (a)	6,100	228,444
BRAZIL (3.7%)
Oil, Gas & Consumable Fuels (3.7%)
Petroleo Brasileiro SA ADR	13,800	553,656
CHINA (3.1%)
Oil, Gas & Consumable Fuels (1.6%)
PetroChina Co. Ltd. (a)	194,000	233,443
Wireless Telecommunication Services (1.5%)
China Mobile Ltd. (a)	24,827	232,745
		466,188
FRANCE (2.7%)
Electrical Equipment (2.7%)
Schneider Electric SA (a)	3,900	405,515
GERMANY (9.3%)
Air Freight & Logistics (1.1%)
Deutsche Post AG (a)	9,400	157,693
Electric Utilities (4.2%)
E.ON AG (a)	16,500	630,357
Food & Staples Retailing (1.0%)
Metro AG (a)	2,700	148,813
Textiles, Apparel & Luxury Goods (3.0%)
Adidas AG (a)	9,700	449,069
		1,385,932
HONG KONG (2.8%)
Real Estate Management & Development (2.8%)
Swire Pacific Ltd., Class A (a)	34,000	414,351
ITALY (10.3%)
Commercial Banks (2.9%)
Intesa Sanpaolo SpA *(a)	101,400	426,696
Energy Equipment & Services (3.0%)
Tenaris SA ADR	12,600	448,812
Oil, Gas & Consumable Fuels (4.4%)
Eni SpA (a)	26,400	653,775
		1,529,283
JAPAN (12.2%)
Chemicals (2.1%)
Shin-Etsu Chemical Co. Ltd. (a)	5,831	309,277
Commercial Banks (0.6%)
Bank of Yokohama Ltd. (The) (a)	19,000	93,314

	Shares or Principal Amount	Value
Machinery (2.1%)
Fanuc Ltd. (a)	3,800	$315,685
Office Electronics (2.7%)
Canon, Inc. (a)	10,599	399,679
Pharmaceuticals (2.9%)
Takeda Pharmaceutical Co. Ltd. (a)	10,855	434,202
Real Estate Management & Development (1.8%)
Daito Trust Construction Co. Ltd. (a)	6,300	261,912
		1,814,069
MEXICO (2.4%)
Transportation Infrastructure (2.4%)
Grupo Aeroportuario del Sureste SAB de CV ADR	8,700	354,003
NETHERLANDS (2.6%)
Industrial Conglomerates (2.6%)
Koninklijke Philips Electronics NV (a)	15,600	391,844
SINGAPORE (2.6%)
Hotels, Restaurants & Leisure (2.6%)
City Developments Ltd. (a)	54,000	378,432
SPAIN (3.0%)
Insurance (3.0%)
Mapfre SA (a)	103,000	441,347
SWEDEN (5.6%)
Commercial Banks (3.4%)
Nordea Bank AB (a)	47,500	509,999
Communications Equipment (2.2%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	31,100	325,031
		835,030
SWITZERLAND (9.4%)
Food Products (2.2%)
Nestle SA (a)	7,149	332,537
Insurance (3.7%)
Zurich Financial Services AG (a)	2,400	549,743
Pharmaceuticals (3.5%)
Roche Holding AG (a)	3,200	512,671
		1,394,951
TAIWAN (3.7%)
Semiconductors & Semiconductor Equipment (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	305,000	553,389
UNITED KINGDOM (21.0%)
Commercial Banks (3.4%)
Standard Chartered PLC (a)	20,400	500,380
Machinery (1.7%)
Weir Group PLC (The) (a)	21,900	250,939

See accompanying notes to financial statements.

2009 Annual Report

15

Statement of Investments (concluded)

October 31, 2009

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
Metals & Mining (3.6%)
Rio Tinto PLC (a)	12,100	$534,861
Multi-Utilities (1.7%)
Centrica PLC (a)	61,500	249,806
Oil, Gas & Consumable Fuels (1.1%)
Royal Dutch Shell PLC, A Shares (a)	5,700	168,260
Pharmaceuticals (2.3%)
AstraZeneca PLC (a)	7,500	336,637
Tobacco (3.5%)
British American Tobacco PLC (a)	16,600	528,898
Wireless Telecommunication Services (3.7%)
Vodafone Group PLC (a)	251,900	555,064
		3,124,845
Total Common Stocks		14,754,479
PREFERRED STOCK (4.3%)
REPUBLIC OF SOUTH KOREA (4.3%)
Semiconductors & Semiconductor Equipment (4.3%)
Samsung Electronics Co. Ltd. GDR (a)	3,200	640,451
Total Preferred Stocks		640,451
Total Investments (Cost $14,671,058) (b)—103.6%		15,394,930

Liabilities in excess of other assets—(3.6)%		(528,289)
Net Assets—100.0%		$14,866,641

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2009

16

Statements of Assets and Liabilities

October 31, 2009

	Aberdeen Asia Bond Institutional Fund	Aberdeen International Equity Institutional Fund
Assets:
Investments, at value (cost $212,197,102; $14,671,058)	$207,464,836	$15,394,930
Cash	32,422,647	–
Cash collateral pledged for futures	4,064,495	–
Foreign currency, at value (cost $2,616,791; $14,498)	2,628,000	14,769
Unrealized appreciation on forward foreign currency contracts	5,696,862	–
Unrealized appreciation on swap contracts	11,892,051	–
Interest and dividends receivable	2,231,780	29,454
Receivable for capital shares issued	213,607	–
Receivable for investments sold	966,625	162,327
Receivable for swap terminations	2,370,000	–
Reclaims receivable	67,348	11,554
Prepaid expenses and other assets	11,560	19,872

Total Assets	270,029,811	15,632,906

Liabilities:
Cash overdraft	–	638,126
Unrealized depreciation on forward foreign currency contracts	2,482,830	–
Unrealized depreciation on swap contracts	2,493,610	–
Payable for investments purchased	7,609,263	80,438
Payable for capital shares redeemed	196,630	–
Payable for collateral held on swap agreements	2,340,000	–
Payable for closed swap contracts	690,000	–
Payable for variation margin on futures contracts	410,012	–
Accrued expenses and other payables:
Investment advisory fees	161,406	16,131
Administration fees	7,510	474
Fund accounting and transfer agent fees	8,571	1,215
Printing fees	4,371	7,171
Legal fees	–	5,606
Custodian fees	12,946	3,089
Other	39,177	14,015

Total Liabilities	16,456,326	766,265

Net Assets	$253,573,485	$14,866,641

Represented by:
Capital	$267,969,922	$88,960,752
Accumulated net investment income (loss)	(3,006,068)	352,442
Accumulated net realized loss on investment and foreign currency transactions	(18,709,858)	(75,171,618)
Net unrealized depreciation on futures	(747,404)	–
Net unrealized appreciation on investments, swaps, forwards and translation of assets and liabilities denominated in foreign currencies	8,066,893	725,065

Net Assets	$253,573,485	$14,866,641

Institutional Class Shares	$253,573,485	$14,866,641

Total	$253,573,485	$14,866,641

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	25,261,137	1,382,026

Total	25,261,137	1,382,026

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$10.04 (a)	$10.76

(a)	The NAV shown above differs from the traded NAV on October 31, 2009 due to financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

17

Statements of Operations

For the Year Ended October 31, 2009

	Aberdeen Asia Bond Institutional Fund	Aberdeen International Equity Institutional Fund
INVESTMENT INCOME:
Dividend income	$11,539	$490,121
Interest income	11,834,379	6,144
Foreign tax withholding	(89,544)	(43,959)

Total Income	11,756,374	452,306

Expenses:
Investment advisory fees	1,237,008	109,094
Administration fees	113,864	9,131
Fund accounting and transfer agent fees	33,703	10,587
Registration and filing fees	56,491	22,831
Printing fees	19,101	19,521
Trustee fees	14,150	8,928
Compliance program costs	4,269	1,235
Custodian fees	65,513	20,698
Legal fees	54,126	19,841
Other	92,532	34,271

Total expenses before reimbursed/waived expenses	1,690,757	256,137

Earnings Credit (Note 2)	(3,619)	(1)
Expenses reimbursed/waived by investment adviser	(78,059)	(126,555)

Net Expenses	1,609,079	129,581

Net Investment Income	10,147,295	322,725

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized loss on investment transactions	(34,521,919)	(1,774,725)
Realized loss on swap contracts	(455,809)	–
Realized gain on futures transactions	1,830,642	–
Realized gain on foreign currency transactions	12,838,110	29,731

Net realized loss from investments, futures, swaps and foreign currency transactions	(20,308,976)	(1,744,994)

Net change in unrealized appreciation from investment transactions	79,978,331	4,118,685
Net change in unrealized depreciation from swap contracts	(5,291,543)	–
Net change in unrealized depreciation from futures	(2,854,362)	–
Net change in unrealized appreciation from foreign currency transactions	3,672,088	–

Net change in unrealized appreciation from investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	75,504,514	4,118,685

Net realized/unrealized gain from investments, futures, swaps and foreign currency transactions	55,195,538	2,373,691

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$65,342,833	$2,696,416

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

18

Statements of Changes in Net Assets

	Aberdeen Asia Bond Institutional Fund		Aberdeen International Equity Institutional Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$10,147,295	$26,991,641	$322,725	$464,956
Net realized loss from investments and foreign currency transactions	(20,308,976)	(33,987,351)	(1,744,994)	(280,783)
Net change in unrealized appreciation/depreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	75,504,514	(74,858,305)	4,118,685	(10,878,043)

Change in net assets resulting from operations	65,342,833	(81,854,015)	2,696,416	(10,693,870)

Distributions to Shareholders From:
Net investment income:
Institutional Class	–	(12,311,090)	(393,187)	(479,081)
Net realized gains:
Institutional Class	–	(872,091)	–	–
Tax return of capital:
Institutional Class	(8,678,602)	(9,621,578)	–	–

Change in net assets from shareholder distributions	(8,678,602)	(22,804,759)	(393,187)	(479,081)

Change in net assets from capital transactions	(81,490,630)	(55,294,195)	(887,089)	286,885

Change in net assets	(24,826,399)	(159,952,969)	1,416,140	(10,886,066)

Net Assets:
Beginning of period	278,399,884	438,352,853	13,450,501	24,336,567

End of period	$253,573,485	$278,399,884	$14,866,641	$13,450,501

Accumulated net investment income (loss) at end of period	$(3,006,068)	$1,202,591	$352,442	$393,173

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Annual Report

19

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund		Aberdeen International Equity Institutional Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$212,513,705	$840,562,342	$6,138	$24,853
Dividends reinvested	6,637,127	3,294	391,555	473,899
Cost of shares redeemed	(300,641,462)	(895,859,831)	(1,284,782)	(211,867)

Total Institutional Class	(81,490,630)	(55,294,195)	(887,089)	286,885

Change in net assets from capital transactions:	$(81,490,630)	$(55,294,195)	$(887,089)	$286,885

See accompanying notes to financial statements.

Annual Report 2009

20

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia Bond Institutional Fund		Aberdeen International Equity Institutional Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	23,342,644	84,202,574	576	1,554
Reinvested	668,433	335	42,981	29,993
Redeemed	(33,831,907)	(91,990,260)	(114,789)	(13,913)

Total Institutional Class Shares	(9,820,830)	(7,787,351)	(71,232)	17,634

Total change in shares:	(9,820,830)	(7,787,351)	(71,232)	17,634

See accompanying notes to financial statements.

2009 Annual Report

21

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Institutional Class Shares
Year Ended October 31, 2009	$7.94	$0.37	$2.05	$2.42	$–	$–	$(0.32)	$(0.32)	$10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	7.94
Period Ended October 31, 2007(g)	10.00	0.22	0.18	0.40	(0.17)	–	–	(0.17)	10.23

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

22

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

30.73%	$253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)	278,400	0.61%	4.22%	0.61%	96.00%
4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period May 1, 2007 (commencement of operations) to October 31, 2007.

2009 Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Institutional Class Shares
Year Ended October 31, 2009	$9.26	$0.22	$1.55	$1.77	$(0.27)	$(0.27)	$10.76
Year Ended October 31, 2008	16.95	0.32	(7.68)	(7.36)	(0.33)	(0.33)	9.26
Year Ended October 31, 2007	13.58	0.26	3.31	3.57	(0.20)	(0.20)	16.95
Year Ended October 31, 2006	11.32	0.19	2.33	2.52	(0.26)	(0.26)	13.58
Year Ended October 31, 2005	9.73	0.16	1.75	1.91	(0.32)	(0.32)	11.32

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2009

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

19.65%	$14,867	0.95%	2.36%	1.88%	116.59%
(44.21%)	13,451	0.95%	2.24%	1.58%	78.00%
26.56%	24,337	0.95%	1.78%	1.44%	36.00%
22.55%	30,206	0.95%	1.55%	1.41%	48.00%
19.95%	28,661	0.95%	1.55%	1.33%	55.00%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2009 Annual Report

25

Notes to Financial Statements

October 31, 2009

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each, a “Fund”; collectively, the “Funds”).

–	Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional”)
–	Aberdeen International Equity Institutional Fund (“International Equity Institutional”)

The Funds are newly organized funds that were created to acquire the assets and liabilities of the corresponding share classes of the Credit Suisse Funds (the “Predecessor Funds”) effective July 20, 2009. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Asia Bond Institutional	Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc.
International Equity Institutional	International Focus Portfolio, a series of Credit Suisse Institutional Fund, Inc.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Annual Report 2009

26

Notes to Financial Statements (continued)

October 31, 2009

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. For Funds that invest in foreign equity securities, “fair value” prices are automatically provided by an independent fair value service if such prices are available in accordance with fair value procedures approved by the Board of Trustees. Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s net asset value (“NAV”) is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and therefore, do not represent fair value. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets.

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”, formerly “FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1:	quoted prices in active markets for identical assets.
Level 2:	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Funds’ investments as of October 31, 2009:

	LEVEL 1—Quoted Prices ($)	LEVEL 2—Other Significant Observable Inputs ($)	Total ($)
Aberdeen Asia Bond Institutional Fund
Investments in Securities
Credit Linked Notes	–	23,063,459	23,063,459
Residential Mortgage Backed Securities	–	5,613,519	5,613,519
Sovereign Agency	–	1,914,236	1,914,236
Sovereign Bonds	–	101,934,574	101,934,574
Yankee Dollars	–	74,939,048	74,939,048
Other Financial Instruments*
Futures Contracts	(747,404)	–	(747,404)
Forward Foreign Currency Contracts	–	3,214,032	3,214,032
Swaps	–	9,398,441	9,398,441

	(747,404)	220,077,309	219,329,905

Aberdeen International Equity Institutional
Investments in Securities
Common Stock
Energy Equipment & Services	448,812	–	448,812
Oil, Gas & Consumable Fuels	553,656	1,055,478	1,609,134
Transportation Infrastructure	354,003	–	354,003
All Other	–	12,342,530	12,342,530
Preferred Stocks	–	640,451	640,451

	1,356,471	14,038,459	15,394,930

*	Other financial instruments are derivative instruments reflected in the Statement of Investments, such as futures, options, forwards and swap contracts which are valued at the unrealized appreciation/(depreciation) on the investment.

Amounts listed as “–” are $0 or round to $0.

2009 Annual Report

27

Notes to Financial Statements (continued)

October 31, 2009

There were no Level 3 securities held in the Funds during the year ended October 31, 2009. For detailed industry descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”, formerly “FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward Contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

(e)	Futures Contracts

Futures contracts are used to manage the interest rate exposure of certain Funds more efficiently. Their use reduces transaction costs and allows interest rate decisions to be implemented in a more timely manner. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Annual Report 2009

28

Notes to Financial Statements (continued)

October 31, 2009

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk in the Fund. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Funds will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(g)	Credit default swaps

A Fund uses credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers), or to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Asia Bond Institutional’s Predecessor Fund utilized credit default swaps prior to its reorganization as Asia Bond Institutional. The Fund is not a party to any credit default swap contracts at October 31, 2009.

(h)	Credit-Linked Notes

The Asia Bond Institutional Fund invests in credit linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the

2009 Annual Report

29

Notes to Financial Statements (continued)

October 31, 2009

issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(i)	Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosures about Derivative Instruments and Hedging Activities” The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2009:

Fair Values of Derivative Instruments as of October 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency contracts
Foreign exchange risk
Asia Bond Institutional Fund	Unrealized appreciation on forward foreign currency contracts	$5,696,862	Unrealized depreciation on forward foreign currency contracts	$2,482,830

Futures Contracts
Market risk
Asia Bond Institutional Fund	Unrealized appreciation on futures contracts	$435,659*	Unrealized depreciation on futures contracts	$1,183,063*

Swaps
Interest rate risk
Asia Bond Institutional Fund	Unrealized appreciation on open swap contracts	$1,662,944	Unrealized depreciation on open swap contracts	$2,493,610
Currency risk
Asia Bond Institutional Fund	Unrealized appreciation on swap contracts	$10,229,107	Unrealized depreciation on swap contracts	$–

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report 2009

30

Notes to Financial Statements (continued)

October 31, 2009

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
Asia Bond Institutional Fund	Realized gain on foreign currency transactions	$12,838,110
Futures contracts
Market Risk
Asia Bond Institutional Fund	Realized gain on futures transactions	$1,830,642
Swaps
Interest rate risk
Asia Bond Institutional Fund	Realized gain/(loss) on swaps	$(311,182)
Currency risk
Asia Bond Institutional Fund	Realized gain/(loss) on swaps	$(378,915)
Credit risk
Asia Bond Institutional Fund	Realized gain/(loss) on swaps	$234,288

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Amount
Forward foreign exchange contracts
Foreign exchange risk
Asia Bond Institutional Fund	$3,672,088
Futures contracts
Market Risk
Asia Bond Institutional Fund	$(2,854,362)
Swaps
Interest rate risk
Asia Bond Institutional Fund	$2,618,803
Currency risk
Asia Bond Institutional Fund	$(9,112,937)
Credit risk
Asia Bond Institutional Fund	$1,202,591

Amounts designated as “–” are zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2009.

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(j)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; and interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Asia Bond Institutional and are declared and paid annually for International Equity Institutional. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2009 Annual Report

31

Notes to Financial Statements (continued)

October 31, 2009

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(l)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(n)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(o)	Securities Lending

Prior to July 20, 2009, the Predecessor Funds participated in a securities lending arrangement to generate lending income. This arrangement ceased effective July 20, 2009, when the Predecessor Funds became Funds of the Trust, which does not maintain such an arrangement.

(p)	Line of Credit

Prior to the July 20, 2009, the Predecessor Funds participated in an arrangement whereby they maintained an unsecured line of credit for temporary liquidity purposes. No borrowings occurred under the arrangement during the period November 1, 2008 through July 20, 2009. This arrangement ceased effective July 20, 2009, when the Predecessor Funds became Funds of the Trust, which does not maintain such an arrangement.

3. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the current Investment Advisory Agreement with the Trust, effective July 20, 2009, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. Both Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”) serve as subadvisers to the Funds and have the responsibility for making all investment decisions for the portion of the Funds’ assets they manage.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. Effective July 20, 2009, The Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
Asia Bond Institutional	On all assets	0.50%
International Equity Institutional	On all assets	0.80%

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Notes to Financial Statements (continued)

October 31, 2009

Prior to May 1, 2009 and July 1, 2009, the Predecessor Funds of Asia Bond Institutional and International Equity Institutional, respectively, were managed by, and paid fees to, CSAM. The Predecessor Funds paid CSAM a monthly fee based on average daily net assets of the respective Predecessor Fund. The contractual management fee paid by the Predecessor Funds to CSAM is identical to the contractual management fee paid by the Funds to the Adviser. Effective May 1, 2009 and July 1, 2009, the Predecessor Funds of Asia Bond Institutional and International Equity Institutional paid management fees to Aberdeen. For the period prior to May 1, 2009 and July 1, 2009, Credit Suisse Asset Management Limited, an affiliate of CSAM, was subadviser to the Predecessor Funds of Asia Bond Institutional and International Equity Institutional, respectively. Effective May 1, 2009 and July 1, 2009, AAMISL and AAMAL served as interim subadvisers to the Funds.

For the period November 1, 2008 to July 19, 2009, the Predecessor Funds paid management fees as follows:

Fund	Management Fee
Asia Bond Institutional	$882,571
International Equity Institutional	73,174

Effective July 20, 2009, Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 7, 2008 with the Trust on behalf of the Funds that is effective through at least February 28, 2010, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, and acquired fund fees and expenses) from exceeding the amounts listed below:

Fund	Institutional Shares
Asia Bond Institutional*	0.65%
International Equity Institutional*	0.95%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

For the period July 20, 2009 to October 31, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)
Asia Bond Institutional	$47,632	*
International Equity Institutional	26,644	*

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Predecessor Funds of Asia Bond Institutional and International Equity Institutional received voluntary fee waivers totalling $30,427 and $99,911, respectively. These amounts are not subject to future repayment by the Funds.

(b)	Fund Administration

Effective July 20, 2009, under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are

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Notes to Financial Statements (continued)

October 31, 2009

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Prior to July 20, 2009, Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) and State Street Bank and Trust Company (“State Street”) served as co-administrators to the Predecessor Funds pursuant to separate written agreements. The Predecessor Funds did not pay CSAMSI a fee for its services. The Predecessor Funds paid State Street a fee calculated at the annual rate of its pro-rated share of the average daily net assets of the Credit Suisse Funds Complex at the following rates:

Combined Fee Schedule*
on the first $5 billion	0.05%
on the next $5 billion	0.03%
in excess of $10 billion	0.02%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Effective July 20, 2009, under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent, and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Funds, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

(d)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares. Prior to July 20, 2009, CSAMSI served as Distributor to the Predecessor Funds.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase for Asia Bond Institutional or within 90 days for International Equity Institutional. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2009, the Funds did not have any contributions to capital due to collection of redemption fees.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2009, were as follows:

Fund	Purchases	Sales
Asia Bond Institutional	$162,389,751	$217,685,199
International Equity Institutional	15,703,742	15,340,272

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Notes to Financial Statements (continued)

October 31, 2009

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (depreciation)
Asia Bond Institutional	$211,923,593	$112,182,364	$(116,641,121)	$(4,458,757)
International Equity Institutional	14,683,101	1,127,356	(415,527)	711,829

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional	$–	$–	$–	$–	$8,678,602	$8,678,602
International Equity Institutional	393,187	–	393,187	–	–	393,187

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional	$13,183,181	$–	$13,183,181	$–	$9,621,578	$22,804,759
International Equity Institutional	479,081	–	479,081	–	–	479,081

2009 Annual Report

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Notes to Financial Statements (continued)

October 31, 2009

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Asia Bond Institutional	$–	$–	$–	$–	$(18,035,525)	$3,639,088	$(14,396,437)
International Equity Institutional	352,442	–	352,442	–	(75,159,575)	713,022	(74,094,111)

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount		Expires
Asia Bond Institutional	$14,596,814		2016
Asia Bond Institutional	3,438,711		2017
International Equity Institutional	2,216,225	***	2010
International Equity Institutional	70,935,222		2010
International Equity Institutional	118,080		2016
International Equity Institutional	1,890,048		2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
***	Amount subject to IRC 382 Limitation.

Amounts designated as “–” are $0 or round to $0.

9. New Accounting Pronouncements

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds’ reference GAAP.

10. Significant Shareholders

As of October 31, 2009, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

Fund	Ownership %	Account Owner
Asia Bond Institutional Fund	99.9%	Genworth Financial Trust Company
International Equity Institutional Fund	90.9	Board of General Employees

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009 and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

Annual Report 2009

36

Notes to Financial Statements (concluded)

October 31, 2009

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9,

2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

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Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Institutional Fund and Aberdeen International Equity Institutional Fund, two of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four year period ended October 31, 2008, of the Aberdeen Asia Bond Institutional Fund and Aberdeen International Equity Institutional Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on those statements of changes in net assets and financial highlights of the Aberdeen Asia Bond Institutional Fund and Aberdeen International Equity Institutional Fund in each of their reports dated December 29, 2008, and December 30, 2008, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Annual Report 2009

38

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009 and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment October 31, 2009		Beginning Account Value, 05/01/09	Ending Account Value, 10/31/09	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Class	$1,000.00	$1,138.50	$3.72	0.69%
Aberdeen International Equity Institutional Fund	Institutional Class	$1,000.00	$1,317.70	$5.08	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

2009 Annual Report

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Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] October 31, 2009		Beginning Account Value, 05/01/09	Ending Account Value, 10/31/09	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Class	$1,000.00	$1,021.73	$3.52	0.69%
Aberdeen International Equity Institutional Fund	Institutional Class	$1,000.00	$1,020.82	$4.44	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

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Other Tax Information (Unaudited)

For the period ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the year ended October 31, 2009, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Equity Institutional	70.80%

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41

Supplemental Information

Trustee Considerations in Approving Investment Management and Subadvisory Agreements for the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Asia Bond Institutional Fund

At a meeting held on March 10, 2009, the Board of Trustees of the Aberdeen Funds (the “Trustees”), including all of the Trustees that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), unanimously voted to approve, with respect to the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Asia Bond Institutional Fund, each a new series of Aberdeen Funds (each a “New Fund,” and collectively the “New Funds”), an amendment to the Investment Management Agreement between Aberdeen Asset Management Inc. (“AAMI”) and the Aberdeen Funds with respect to the New Funds (the “Investment Management Agreement”), an amendment to the Subadvisory Agreement among Aberdeen Funds, AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) with respect to the New Funds, and an amendment to the Subadvisory Agreement among Aberdeen Funds, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) with respect to the New Funds (the “Subadvisory Agreements” and together with the “Investment Management Agreement,” the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

The Trustees were informed that each of the New Funds was proposed to be set up as a shell portfolio for the purpose of reorganizing with a corresponding investment company offered by the Credit Suisse Funds. It was intended that each of the New Funds, after their reorganization with their Credit Suisse Fund counterpart, would carry forward the investment performance record and financial history of their Credit Suisse Fund counterpart. In addition, the Board was informed that AAMI had agreed to waive fees to maintain for a two year period from the closing date of the reorganization the net expense ratio of each class of a New Fund so that it did not exceed the corresponding class of the corresponding Credit Suisse Fund’s net expense ratio in effect on the closing date of the reorganization. In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Funds, AAMI, AAMISL and AAMAL, including fee and expense information for an appropriate peer group of mutual funds for each New Fund (each, a “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by AAMI, AAMISL and AAMAL under their respective agreements. Since it was a possibility that certain portfolio managers currently managing a Credit Suisse Fund might join AAMI or an affiliate in connection with the reorganization, the Trustees considered the performance of each of the Credit Suisse Funds. The Trustees also considered the composite account performance of similar strategies managed by AAMI, AAMISL and AAMAL.

In considering the various service provider agreements and plans for the New Funds, the Board reviewed the information contained in the meeting materials and oral presentations at the meeting which included: (1) a memorandum from AAMI that summarized: (a) each New Fund’s investment objectives, policies and restrictions, (b) each New Fund’s investment team, its investment philosophy and investment process; (c) each New Fund’s predecessor fund total return performance (including peer group comparisons and Morningstar ranking information relating to the Credit Suisse Fund and composite account performance of similar strategies managed by AAMI, AAMAL and AAMISL); (d) AAMI’s projected costs and profitability relating to services provided to the New Funds; and (e) each New Fund’s contractual advisory fee and net management fee, transfer agent expenses, custodian, 12b-1 non-12b-1 distribution expenses and net total expenses in comparison to a peer group; (2) a copy of the investment advisory and sub-advisory agreements, and of the amended Exhibit A to those agreements, that listed the compensation to be provided to the adviser and sub-adviser for managing the New Funds; (3) a copy of the amended Expense Limitation agreement; (4) a copy of the other various service provider agreements and their amended schedules, such as the underwriting agreement, fund administration agreement, services agreement, and custody agreement that included the New Funds; (5) the revised distribution plan, administrative services plan and Rule 18f-3 plan that included the New Funds; and (6) memoranda from counsel on the responsibilities of the Board in considering for approval the investment advisory and sub-advisory arrangements, underwriting agreement and Rule 12b-1 Plan under Delaware law and the Investment Company Act of 1940.

Prior to voting, the Independent Trustees: (1) reviewed the foregoing information with their independent legal counsel and with management; (2) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements; and (3) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the Investment Management Agreement, the Trustees considered information relating to AAMI’s operations and personnel. The Trustees also took into account information provided periodically throughout the year at prior Trustees’ meetings and the Trustees’ familiarity with AAMI through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services performed by AAMI in overseeing the portfolio management responsibilities of AAMISL and AAMAL; (b) AAMI’s ability to supervise the New Funds’ other service providers; and (c) AAMI’s compliance programs. The Trustees also took into account the financial condition of AAMI with respect to its ability to provide the services required under the Investment Management Agreement. The Board considered that, in addition to investment management services, AAMI and to a more limited extent, AAMISL and AAMAL, will provide the New Funds with operational, legal and compliance support.

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Supplemental Information (continued)

In considering the nature, extent, and quality of services to be provided by AAMISL and AAMAL under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by AAMISL and AAMAL to the New Funds and (b) the qualifications and experience of AAMISL’s and AAMAL’s personnel.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing each New Fund.

Based on their consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of the services to be provided by AAMI, AAMISL and AAMAL.

Performance. Because the New Funds had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Funds. The Trustees, however, considered the historical performance of each Credit Suisse Fund that was proposed to be reorganized in a New Fund and the historical performance of composite account performance of similarly managed strategies by AAMI, AAMISL and AAMAL where available. The Trustees believed that each New Fund and its shareholders would benefit from investment advisory and sub-advisory services performed by AAMI, AAMISL and AAMAL.

Advisory Fees and Profitability. As noted above, AAMI intends to maintain for a two year period from the date of the closing of the reorganization each New Fund’s net expense ratio at the same level as its corresponding class of the corresponding Credit Suisse Fund’s net expense ratio in effect on the closing date. The Trustees reviewed comparative peer group data for each New Fund’s investment advisory fee, total expense ratio, fee waivers and other fund expense components. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees and the total expenses expected to be paid by the New Funds. The Trustees also considered estimated projections of profitability of AAMI. In considering the reasonableness of the advisory fee charged by AAMI for managing the New Funds, the Trustees noted that AAMI, and not the New Funds, is responsible for paying the fees charged by the New Funds’ Subadvisors, AAMISL and AAMAL, and, therefore, that the fees paid to AAMI cover the cost of providing portfolio management services as well as the cost of providing monitoring services with respect to AAMISL and AAMAL. The Trustees also took into account the fact that AAMI has contractually agreed for a period of two years to limit the annual operating expenses of the New Funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by AAMI, AAMISL and AAMAL and the considerations noted above with respect to AAMI, AAMISL and AAMAL, each New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to AAMI, the Trustees reviewed information provided by AAMI setting forth various benefits, both direct and indirect, received by AAMI and its affiliates, including AAMISL and AAMAL, attributable to managing the New Funds and all the mutual funds in the Aberdeen Funds family of funds. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services will mirror the fee AAMI paid to the sub-administrator. As such, AAMI will not receive any additional compensation for administration services. In addition, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Trustees considered the cost of providing services and the resulting projected profitability to AAMI and its affiliates from these relationships. Based on the foregoing, the Trustees concluded that the projected profitability to AAMI is reasonable and that AAMI is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. The Board further concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services. With respect to economies of scale, the Trustees also noted that as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by AAMI to AAMISL and AAMAL, the Trustees noted that, because AAMI is an affiliate of AAMISL and AAMAL, its profitability might be directly or indirectly shared by AAMISL or AAMAL. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to AAMI, including, among others, the indirect benefits that AAMI may receive from AAMISL’s or AAMAL’s relationship with the New Funds, including any so-called “fallout benefits” to AAMI. An example of such a fallout benefit is the ability to attract other clients due to AAMI, AAMISL’s and AAMAL’s role as investment adviser or sub-adviser to the New Funds.

In addition, the Trustees noted that since the subadvisory fees are paid by AAMI out of its advisory fee the cost of services to be provided by AAMISL or AAMAL, the profitability to AAMISL or AAMAL of its relationship with the New Funds were not material factors in the Trustees’ deliberations.

The Trustees considered the extent to which economies of scale would be realized as each New Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that although the proposed advisory fee schedule did not include breakpoints, as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in other expenses. Because the subadvisory fee are to be paid by AAMI out of its advisory fee and based on the potential size of the New Funds, the Trustees concluded that the effect of any economies of scale being realized by AAMISL or AAMAL was not a material factor in their deliberations.

2009 Annual Report

43

Supplemental Information (concluded)

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: AAMI, AAMISL and AAMAL have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreements.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI, AAMISL and AAMAL demonstrated that they each possessed the capability and resources to perform the duties required of them under the New Fund Agreements; (ii) the terms of the New Fund Agreements and the fees provided under those agreements were fair and reasonable; (iii) the approval of the New Fund Agreements would be in the best interests of each New Fund and its shareholders. Accordingly, on March 10, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

Annual Report 2009

44

Management of the Funds (Unaudited)

As of October 31, 2009

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin J. Gilbert1,**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited. Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	24	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Chairman of the Board Trustee since December 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	25	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board), and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	22	None.

2009 Annual Report

45

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith was a Managing Editor with BCA Research (“BCA”) (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. He helped direct the firm’s investment strategy and was editor of several U.S. and international publications. Since 2009, Mr. Smith serves on the Board of Advisors of BCA. Mr. Smith lectures to investment groups around the globe.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) from 1997 through 2008, DirectorMacquarie AIR-serv Holdings, Inc. since 2006, Director Smarte Carte, Inc. since 2007.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	22	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 22 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
1	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2009

46

Management of the Funds (Unaudited) (continued)

As of October 31, 2009

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Gary Marshall** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd and chief executive of Aberdeen Asset Management Life and Pensions Ltd. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada. He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management, Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1966	Chief Compliance Officer (Since June 2008), Vice President – Compliance (Since December 2008)	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

2009 Annual Report

47

Management of the Funds (Unaudited) (concluded)

As of October 31, 2009

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal, US, Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development Collective Funds/North American Open and Closed End Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)	Currently, Head of Equities, US for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Ms. Sitar, and Mr. Sullivan hold officer positions with The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Funds.

Annual Report 2009

48

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President

Megan Kennedy, Secretary and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0265-1209

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, no amendments were made to the provisions of the Code of Ethics and the registrant did not grant any waivers, including an implicit waiver, from any provision of the of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” as defined in Item 3 of Form N-CSR serving on its audit committee.

3(a)(2) Jack Solan is the “audit committee financial expert” and is “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Current Year		Previous Year
(a) Audit Fees	$358,000		$430,000
(b) Audit-Related Fees	$8,000	^	$325,800	*
(c) Tax Fees	$132,000	^^	$213,500	**
(d) All Other Fees	$—		$—

*	For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services inconnection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager operations.
**	Tax fees of $190,700 relate to tax services provided to the Funds in connection with the preparation and review of tax returns, and tax fees of $22,800 relate to tax services provided to affiliates in connection with the preparation and review of tax returns.
^	For the fiscal year ended October 31, 2009, Audit-related fees of $8,000 relate to audit services provided to the Funds in connection with agreed upon procedures related to Fund reorganizations.
^^	For the fiscal year ended October 31, 2009, tax fees of $132,000 relate to tax services provided to the Funds in connection with the preparation and review of tax returns.

(e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Committee to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) Not applicable

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and Service Affiliates for the registrant’s fiscal year ended October 31, 2009 were $20,000 and October 31, 2008 were $539,300.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as part of the Report to Stockholders under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/s/ Andrea Melia
Andrea Melia, Treasurer

Date January 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gary Marshall
Gary Marshall, President

Date January 7, 2010

By (Signature and Title)	/s/ Andrea Melia
Andrea Melia, Treasurer

Date January 7, 2010